As filed with the Securities and Exchange Commission on June 23, 1999
                                       Registration Statement No. 333-_____

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                            REGISTRATION STATEMENT
                                  ON FORM S-3
                                     UNDER
                          THE SECURITIES ACT OF 1933

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                  (Depositor)
            (Exact name of registrant as specified in its charter)
Delaware                                                     13-3416059
(State of incorporation)                                  (I.R.S. Employer
                                                          Identification No.)

                               250 Vesey Street
                            World Financial Center
                           North Tower - 10th Floor
                         New York, New York 10281-1310
                                (212) 449-1000
              (Address, including zip code, and telephone number,
             including area code, of principal executive offices)

                             -------------------

                              Jeffrey W. Kronthal
                    Merrill Lynch Mortgage Investors, Inc.
                               250 Vesey Street
                            World Financial Center
                           North Tower - 10th Floor
                         New York, New York 10281-1310
                                (212) 449-1000
               (Name, address, including zip code, and telephone
              number, including area code, of agent for service)

                             -------------------

                                With a copy to:
                                Michael P. Peck
                               Brown & Wood LLP
                            One World Trade Center
                           New York, New York 10048

         Approximate date of commencement of proposed sale to the public: From time to time after this Registration Statement becomes effective.

         If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [X]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

         If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]




                        CALCULATION OF REGISTRATION FEE
==================================================-------------------------------------------------------------------------

                                                                         Proposed          Proposed
                                                        Amount           Maximum            Maximum          Amount of
                     Title of                           to be        Aggregate Price       Aggregate       Registration
           Securities to Be Registered                Registered        Per Unit*       Offering Price*         Fee
===========================================================================================================================
Asset Backed Securities...........................    $1,000,000           100%           $1,000,000           $278
===========================================================================================================================
         *   Estimated for the purpose of calculating the registration fee.


         Pursuant to Rule 429 under the Securities Act of 1933, as amended, the Prospectus included in this Registration Statement is a combined prospectus and also relates to registration statement No. 333-39127 as previously filed by the Registrant on Form S-3. This Registration Statement, which is a new registration statement, also constitutes Post-Effective Amendment No. 1 to registration statement No. 333-39127 and such Post-Effective Amendment No. 1 shall hereafter become effective concurrently with the effectiveness of this Registration Statement and in accordance with
Section 8(c) of the Securities Act of 1933, as amended.

         The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment that specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said
Section 8(a), may determine.


PROSPECTUS SUPPLEMENT
DATED _____ ____, ____ (TO PROSPECTUS DATED _____ _____, ____)

                                  $---------
                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                    MORTGAGE LOAN ASSET BACKED CERTIFICATES
                                SERIES ____-___

Merrill Lynch Mortgage Investors, Inc. is offering to sell the following
Certificates:

                                                     Initial Principal Balance(1)              Pass-Through Rate
Class A Certificates........................                    $_______                            _______
Class M-1 Certificates......................                    $_______                            _______
Class M-2 Certificates......................                    $_______                            _______
Class B Certificates........................                    $_______                            _______
(1) Plus or minus 5%.

         The Certificates represent interests in a pool of conventional, adjustable-rate, one- to four-family, first lien mortgage loans having original terms to maturity of 30 years. _____________ originated or acquired the mortgage loans in the ordinary course of its business.

         The trustee will make distributions on the Certificates to you on the [20th] day of each month or, if this day is not a business day, on the next business day, beginning in ____ ____. You will earn interest on your Certificate from the previous distribution date (or, in the case of the first distribution date, from the date the Certificates are issued) through the day before such distribution date. Your interest will be based on a 360-day year and the actual number of days since you last received interest, and will be based on the then-outstanding principal balance of your Certificate and the then-applicable interest rate.

         You will receive payments on the Certificates ONLY from payments received on the mortgage loans. No entity has any obligation to make payments on the Certificates from its own funds. Neither the Certificates nor the mortgage loans are insured or guaranteed by any governmental agency or instrumentality.

                                  ----------

            NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY
                  STATE SECURITIES COMMISSION HAS APPROVED OR
                DISAPPROVED OF THESE SECURITIES OR PASSED UPON
               THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY
                 REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                   OFFENSE.

                                  ----------

  THE ATTORNEY GENERAL OF THE STATE OF NEW YORK HAS NOT PASSED ON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

                                  ----------

     BEFORE BUYING THESE CERTIFICATES, YOU SHOULD CONSIDER THE FACTORS SET FORTH UNDER "RISK FACTORS" BEGINNING ON PAGE S-__ OF THIS PROSPECTUS SUPPLEMENT.

         The Underwriter will buy the offered Certificates from the Depositor at a price equal to 100% of their face value. The Depositor incurred expenses of approximately $_______ in connection with issuing the Certificates. The Underwriter will sell the offered Certificates from time to time in negotiated transactions, at varying prices to be determined at the time of sale.

                             ---------------------
                              MERRILL LYNCH & CO.
                             ---------------------

IMPORTANT NOTICE ABOUT INFORMATION PRESENTED IN THIS PROSPECTUS SUPPLEMENT AND
                         THE ACCOMPANYING PROSPECTUS

         We tell you about the certificates in two separate documents that progressively provide more detail; (a) the accompanying Prospectus, which provides general information, some of which may not apply to a particular series of securities, including your series; and (b) this Prospectus Supplement, which describes the specific terms of your series of securities.

         If the terms of your series of certificates vary between this Prospectus Supplement and the Prospectus, you should rely on the information in this Prospectus Supplement.

         We include cross-references in this Prospectus Supplement and in the accompanying Prospectus to captions in these materials where you can find further related discussions. The following Table of Contents and the Table of Contents included in the accompanying Prospectus provide the pages on which these captions can be found.

         You can find a listing of the pages where capitalized terms used in this Prospectus Supplement are defined under the caption "Index of Principal Definitions" beginning on page S-__ in this Prospectus Supplement and under the caption "Index of Principal Definitions" beginning on page __ in the accompanying Prospectus.

                             ---------------------


                                                                           TABLE OF CONTENTS

                                                              PAGE                                                             PAGE

Summary of Prospectus Supplement.............................. S-    The Mortgage Pool...........................................S-
     The Certificates......................................... S-             General............................................S-
     Depositor of Mortgage Loans.............................. S-             Statistical Information............................S-
     Mortgage Loan Originator................................. S-             The Index..........................................S-
     Servicer................................................. S-             Underwriting Standards; Representation.............S-
     Trustee.................................................. S-    Yield on the Certificates ..................................S-

     Cut-off Date............................................. S-             Certain Shortfalls in Collections of Interest......S-
     Closing Date............................................. S-             General Prepayment Considerations..................S-
     Final Scheduled Distribution Date........................ S-             Special Yield Considerations with Respect to the
                                                                                  Mortgage Loans.................................S-

     The Mortgage Pool........................................ S-             The Subordinated Certificates......................S-
     Registration of Offered Certificates..................... S-             Weighted Average Lives.............................S-
     Distributions - General.................................. S-             Final Scheduled Distribution Date..................S-
     Interest Distributions................................... S-    Description of the Certificates.............................S-
     Pass-Through Rate........................................ S-             General............................................S-
     Principal Distributions.................................. S-             Book Entry Registration and Definitive
                                                                              Certificates.......................................S-

     Credit Enhancement....................................... S-             Calculation of One-Month LIBOR.....................S-
         General.............................................. S-             Interest Distributions.............................S-
         Subordination........................................ S-             Pass-Through Rates.................................S-
         Application of Realized Losses....................... S-             Principal Distributions............................S-
         Monthly Excess Cash Flow............................. S-             Credit Enhancement.................................S-
                                                                              Allocation of Losses...............................S-

     Optional Termination..................................... S-             Application of Monthly Excess Cash Flow Amounts....S-
     Certain Federal Income Tax Consequences.................. S-             Monthly Advances...................................S-
     Ratings.................................................. S-    Pooling and Servicing Agreement.............................S-
     Legal Investment......................................... S-             General............................................S-
     ERISA Considerations..................................... S-             Assignment of the Mortgage Loans...................S-
Risk Factors.................................................. S-             The Servicer.......................................S-
         Subordination........................................ S-             The Trustee........................................S-
         Underwriting Standards and Limited Operating                         Servicing and Other Compensation and Payment of    S-
         History.............................................. S-             Expenses.............................................
         Geographic Concentration............................. S-             Certain Rights Related to Foreclosure and the      S-
                                                                              Servicer.............................................

         Limited Liquidity.................................... S-             Voting Rights......................................S-
         Difficulty in Pledging............................... S-             Termination........................................S-
         Potential Delays in Receipt of Distributions......... S-    Certain Federal Income Tax Consequences.....................S-
         Additional Risks Associated with the Mortgage                        General............................................S-
         Loans................................................ S-

         Limited Obligations.................................. S-             Taxation of Regular Interests......................S-
             Yield Obligations................................ S-    Use of Proceeds.............................................S-
             Status of the Mortgage Loans in the Event of            Underwriting................................................S-
             Insolvency of the Mortgage Loan Originator....... S-

The Mortgage Loan Originator.................................. S-    Legal Matters...............................................S-
                                                                     Ratings.....................................................S-
                                                                     Legal Investment............................................S-
                                                                     ERISA Considerations........................................S-

                       SUMMARY OF PROSPECTUS SUPPLEMENT

     Because this is a summary, it does not contain all the information that may be important to you. You should read the entire Prospectus and Prospectus Supplement carefully before you decide to purchase a Certificate. If capitalized terms are not defined in this Summary, they are defined in the Prospectus.

Title of Series.....................................Mortgage Loan Asset Backed Certificates, Series ____-____.

The Certificates....................................The Class A, Class M-1, Class M-2, Class B, Class BB, Class X and
                                                    Class R Certificates are the entire ownership interest in a trust fund which is composed primarily of first lien mortgage loans.
                                                    The trust will issue the Certificates pursuant to a Pooling and
                                                    Servicing Agreement among Merrill Lynch Mortgage Investors, Inc.,
                                                    _______, and _________.  Merrill Lynch Mortgage Investors, Inc.
                                                    is offering to sell the Class A, Class M-1, Class M-2 and Class B
                                                    Certificates but not the Class BB, Class X and Class R
                                                    Certificates.  The trust is offering each class of Certificates as book-entry securities clearing through DTC (in the United
                                                    States) or Cedelbank or Euroclear (in Europe).  See "Description
                                                    of the Certificates - Book-Entry Registration and Definitive
                                                    Certificates" in this Prospectus Supplement.

Depositor of Mortgage Loans.........................Merrill.Lynch Mortgage Investors, Inc. will deposit the mortgage loans in the trust fund.  The Depositor is a Delaware corporation and a wholly-owned, limited purpose subsidiary of Merrill Lynch
                                                    Mortgage Capital Inc., which is a wholly owned indirect
                                                    subsidiary of Merrill Lynch & Co., Inc.  The Depositor is an affiliate of the Underwriter.

Mortgage Loan Originator............................___________, a __________, originated or acquired the Mortgage
                                                    Loans generally in accordance with the underwriting standards described in "The Mortgage Pool - Underwriting Standards" in this

                                                    Prospectus Supplement.

Servicer............................................____________ will service the mortgage loans for an annual servicing fee, payable monthly, of _____% of the total principal balance of the mortgage loans. The Servicer must advance
                                                    delinquent payments of principal and interest on the mortgage loans, subject to certain limitations.  See "Description of the
                                                    Certificates--Monthly Advances" in the Prospectus Supplement and
                                                    "Description of the Certificates--Advances in Respect of
                                                    Delinquencies" in the Prospectus.

Trustee.............................................___________.

Cut-off Date........................................The.close of business on ________ __, ____.

Closing Date........................................On.or.about _______ __, ____.

Final Scheduled Distribution Dates..................The.Final Scheduled Distribution Date for each Class of offered
                                                    Certificates is set forth below:

                                                             Class A                   _______ 20, ____
                                                             Class M-1                 _______ 20, ____
                                                             Class M-2                 _______ 20, ____
                                                             Class B                   _______ 20, ____

                                                    Each such Final Scheduled
                                                    Distribution Date has been
                                                    calculated as described
                                                    under "Yield on the
                                                    Certificates--Final
                                                    Scheduled Distribution
                                                    Date" in this Prospectus
                                                    Supplement.

The Mortgage Pool...........................        The following table shows the characteristics of the
                                                    mortgage loans (percentages are based on the aggregate
                                                    principal balance as of _________ __, ____)

                                                    Aggregate Current Principal Balances                     $
                                                    Average Current Principal Balances                       $
                                                    Range of Current Principal Balances                      $

                                                    Average Original Principal Balances                      $
                                                    Range of Original Principal Balances                     $

                                                    Prepay Penalties

                                                    Product

                                                                  Six Month LIBOR                            %
                                                                   __/__/LIBOR                               %
                                                                   __/__/LIBOR                               %

                                                    Mortgage Interest Rates
                                                           Weighted Average By Type of Index

                                                                  Six Month LIBOR                            %
                                                                   __/__/LIBOR                               %

                                                                  __/__/LIBOR                                %

                                                    Gross Margin

                                                            Weighted Average By Type of Index
                                                                  Six Month LIBOR                            %

                                                                   __/__/LIBOR                               %
                                                                  __/__/LIBOR                                %

                                                    Current Weighted Average Mortgage Interest Rate          %
                                                    Range of Current Mortgage Interest Rates                 %

                                                    Weighted Average Gross Margin                            %
                                                    Range of Gross Margin                                    %

                                                    Weighted Average Maximum Lifetime  Mortgage              %
                                                    Interest Rate                                            %
                                                    Range of Maximum Lifetime Mortgage Interest Rates

                                                                                                             %
                                                    Weighted Average Lifetime Minimum  Mortgage              %
                                                    Interest Rate
                                                    Range of Minimum Lifetime Mortgage Interest Rates        %

                                                    Weighted Average Loan-to-Value Ratio

                                                    Weighted Average Original Amortization Term              %
                                                    Weighted Average Remaining  Amortization Term            %
                                                    Weighted Average Initial Periodic Cap
                                                    Range of Initial Periodic Cap                            %

                                                    Weighted Average Periodic Cap
                                                    Weighted Average Months to Interest Roll
                                                    Range of Months to Interest Roll
                                                    Weighted Average Interest Roll Frequency
                                                    Weighted Average FICO Score
                                                    Range of FICO Score                                      %
                                                    Mortgaged Premises                                       %
                                                              Single-family dwellings                        %
                                                              Planned unit developments                      %
                                                              Two-to-four family dwellings                   %
                                                              Manufactured Homes                             %
                                                              Condominiums

                                                    Max Zip Code Concentration (%)                           (%),
                                                    Max Zip Code Concentration (zip)                         (%),
                                                    Geographic Concentration (above 5%  of pool)             (%),

                                                                                                             (%),
                                                                                                             (%)

                                                     The interest rate and
                                                     monthly payment on each
                                                     mortgage loan adjusts
                                                     every ___ months. The new
                                                     interest rate is the sum
                                                     of [six-month] LIBOR and
                                                     a fixed margin. None of
                                                     the Mortgage Loans will
                                                     negatively amortize or
                                                     convert from an
                                                     adjustable rate to a
                                                     fixed rate. See "The
                                                     Mortgage Pool" in this
                                                     Prospectus Supplement for
                                                     more information about
                                                     the mortgage loans.

Distributions--General................................The.distribution date will be the [20th] day of each month or, if such day is not a business day, the next business day,
                                                     beginning in _______ ____.  Distributions will generally include payments made on the mortgage loans during the related
                                                     Collection Period. The Collection Period for the distribution date in ______ ____ will be from _______ __to _______ ___.

Interest Distributions...............................On.each distribution date, you will be entitled to receive interest earned since the previous distribution date on your
                                                     Certificate at the Pass-Through Rate and any interest which you earned previously but which you did not receive.  There are certain circumstances which could reduce the amount of interest paid to you.  See "Description of the Certificates - Interest
                                                     Distributions on the Certificates" in this Prospectus Supplement.

Pass-Through Rates...................................The.pass-through rate on your Certificate on each distribution date will be a per annum rate equal to the lowest of the
                                                     following:

                                                     o........the sum of
                                                          one-month LIBOR,
                                                          which is a floating
                                                          interest rate, plus
                                                          the following fixed
                                                          number of basis
                                                          points:

                                                                                                          Basis

                                                                         Class                        Points
                                                                            A      __
                                                                           M-1     __
                                                                           M-2     __
                                                                            B      __

                                                     o    the percentage
                                                          obtained by dividing
                                                          (A) the total amount
                                                          of interest which
                                                          should have been
                                                          received on the
                                                          mortgage loans at
                                                          the weighted average
                                                          mortgage rate minus
                                                          the trustee and
                                                          servicer fee rate by
                                                          (B) the product of
                                                          (1) the total
                                                          principal balance of
                                                          all the
                                                          Certificates, and
                                                          (2) the number of
                                                          days since the last
                                                          distribution date
                                                          divided by 360; and

                                                     o    the weighted average
                                                          maximum mortgage
                                                          rate on all the
                                                          mortgage loans minus
                                                          the trustee and
                                                          servicer fee rate.

                                                     If on any distribution
                                                     date, the Pass-Through
                                                     Rate is limited by the
                                                     second option listed
                                                     above, you will be
                                                     entitled to receive the
                                                     amount of additional
                                                     interest that you would
                                                     have received but for
                                                     this limitation on future
                                                     distribution dates when
                                                     there is enough money to
                                                     pay you. This additional
                                                     amount of interest is
                                                     called the LIBOR
                                                     Shortfall.

Principal Distributions..............................On.each distribution date, you will receive a distribution of principal if there is cash available on that date for your class of Certificate.  You should review the priority of payments described under "Description of the Certificates - Principal
                                                     Distributions on the Certificates" in this Prospectus Supplement.

Credit Enhancement...................................Credit.enhancements reduce the harm caused holders of
                                                     Certificates by shortfalls in payments received on the mortgage loans.  They can reduce the effect of shortfalls on all classes, or they can allocate shortfalls so they affect some classes before others.  This transaction employs the following four forms of credit enhancement.  See "Description of the
                                                     Certificates - Credit Enhancement" in this Prospectus Supplement.

                                                     SUBORDINATION. On each
                                                     distribution date,
                                                     classes that are lower in
                                                     order of payment priority
                                                     will not receive payments
                                                     until the classes that
                                                     are higher in order of
                                                     payment priority have
                                                     been paid. If there is
                                                     not enough money on a
                                                     distribution date to pay
                                                     all classes, the
                                                     subordinate classes are
                                                     the first to forego
                                                     payment.

                                                     APPLICATION OF REALIZED
                                                     LOSSES. If on any
                                                     distribution date, after
                                                     the balances of the
                                                     Certificates have been
                                                     reduced by the amount of
                                                     cash paid on that date,
                                                     the total principal
                                                     balance of the
                                                     Certificates is greater
                                                     than the total principal
                                                     balance of the mortgage
                                                     loans, the principal
                                                     balance of the
                                                     Certificates that are
                                                     lower in order of payment
                                                     priority will be reduced
                                                     by the amount of such
                                                     excess.

                                                     OVERCOLLATERALIZATION.
                                                     Although the total
                                                     principal balance of the
                                                     mortgage loans is
                                                     $_________, the trust is
                                                     issuing only
                                                     $_________total principal
                                                     amount of Certificates.
                                                     The remaining ___% of the
                                                     total principal balance
                                                     of the mortgage loans
                                                     will absorb losses on the
                                                     mortgage loans before
                                                     such losses affect the
                                                     Certificates. If the
                                                     level of
                                                     overcollateralization
                                                     falls below what is
                                                     required, the excess
                                                     interest described in the
                                                     next section will be paid
                                                     to the Certificates as
                                                     principal. This will have
                                                     the effect of reducing
                                                     the principal balance of
                                                     the Certificates faster
                                                     than the principal
                                                     balance of the mortgage
                                                     loans so that the
                                                     required level of
                                                     overcollateralization is
                                                     reached.

                                                     MONTHLY EXCESS CASHFLOW.
                                                     Because more interest is
                                                     paid by the borrowers
                                                     than is necessary to pay
                                                     the interest earned on
                                                     the Certificates, there
                                                     will be excess interest
                                                     each month. Some of the
                                                     excess interest will be
                                                     used to pay interest on
                                                     Certificates that was
                                                     previously earned but not
                                                     paid, and some of the
                                                     excess interest will be
                                                     used to reimburse
                                                     Certificates for losses
                                                     that they experienced
                                                     previously.

Optional
                                                     Termination.................................The.owner
                                                     of the Class X
                                                     Certificate has the
                                                     option (or if the owner
                                                     of the Class X
                                                     Certificate does not
                                                     exercise such option, the
                                                     Servicer has the option)
                                                     to purchase all the
                                                     mortgage loans and any
                                                     properties that the
                                                     trustee acquired in
                                                     satisfaction of any of
                                                     the mortgage loans. This
                                                     option can be exercised
                                                     only when the total
                                                     principal balance of the
                                                     mortgage loans, including
                                                     the mortgage loans
                                                     related to the properties
                                                     which the trustee has
                                                     acquired, is [10]% or
                                                     less than the total
                                                     principal balance of the
                                                     mortgage loans on the
                                                     cut-off date. If the
                                                     option is exercised, your
                                                     Certificate will be
                                                     retired early and you
                                                     will be entitled to the
                                                     following amounts:

                                                     o        the  outstanding principal balance of your Certificate;
                                                     o        one month's interest on such balance at the
                                                          Pass-through Rate;

                                                     o        any interest previously earned but not paid; and
                                                     o        any LIBOR Shortfall from all previous distribution
                                                          dates.

                                                     You will receive the last
                                                     two items only to the
                                                     extent that there is
                                                     enough cash to make such
                                                     payments. See "Pooling
                                                     and Servicing Agreement -
                                                     Termination" in this
                                                     Prospectus Supplement.

Certain Federal Income Tax
  Consequences.....................................  The trustee will elect to treat the assets of the Trust Fund as comprising several real estate mortgage investment conduits, or
                                                     REMICs, for federal income tax purposes.  In addition, under the terms of your Certificate, you have the right to receive certain payments that will not be treated as having been paid by a
                                                     REMIC.  For federal income tax purposes, that right will be treated as the right to receive payments under an interest rate cap contract.

                                                     For federal income tax
                                                     reporting purposes, the
                                                     offered Certificates will
                                                     not be treated as having
                                                     been issued with original
                                                     issue discount.

                                                     For further information
                                                     regarding the federal
                                                     income tax consequences
                                                     of investing in the
                                                     offered Certificates, see
                                                     "Certain Federal Income
                                                     Tax Consequences" in this
                                                     Prospectus Supplement and
                                                     in the Prospectus.

Ratings............................................  The trust will not issue the Certificates unless they receive the respective ratings set forth below from ________, and _____:

                                                      Class       _________              _______
                                                      -----       ---------              -------
                                                      A___            ___
                                                      M-1             ___                ___
                                                      M-2             ___                ___
                                                      B___            ___

                                                      The rating on the
                                                     Certificates indicates
                                                     the likelihood that you
                                                     will receive all funds to
                                                     which you are entitled by
                                                     the terms of the
                                                     Certificate. The rating
                                                     agency that issues the
                                                     rating reviews the nature
                                                     and credit quality of the
                                                     mortgage loans and the
                                                     soundness of the
                                                     structure which the
                                                     Depositor has created to
                                                     allow the payments on the
                                                     mortgage loans to flow to
                                                     the holders of the
                                                     Certificates. A rating is
                                                     not a recommendation to
                                                     buy, sell or hold
                                                     securities and the rating
                                                     agency can revise or
                                                     withdraw it at any time.
                                                     A rating does not address
                                                     the frequency of
                                                     prepayments on the
                                                     mortgage loans or the
                                                     effect of such
                                                     prepayments on your
                                                     yield. The ratings also
                                                     do not address the
                                                     likelihood of the payment
                                                     of any LIBOR Shortfall.
                                                     See "Yield on the
                                                     Certificates" and
                                                     "Ratings" in this
                                                     Prospectus Supplement and
                                                     "Yield Considerations" in
                                                     the Prospectus.

Legal Investment...................................   You should consult with your lawyer to see if you are permitted to buy the offered Certificates since the legal investment rules vary depending on what kind of entity you are and who regulates you.  The Class A and Class M-1 Certificates will be "mortgage related securities" for purposes of the Secondary Mortgage
                                                     Market Enhancement Act of 1984  so long as they are rated in one of the two highest rating categories by at least one rating agency.  The Class M-2 and Class B Certificates will NOT be
                                                     "mortgage related securities" for purposes of SMMEA.  See "Legal
                                                     Investment" in this Prospectus Supplement and in the Prospectus.

ERISA Considerations...............................   If you are a fiduciary of any employee benefit plan or other retirement arrangement subject to the Employee Retirement Income
                                                     Security Act of 1974, as amended, or Section 4975 of the
                                                     Internal Revenue Code you should review carefully with your lawyer whether you can buy or hold an offered Certificate.  See
                                                     "ERISA Considerations" in this Prospectus Supplement and in the
                                                     Prospectus.


                                 RISK FACTORS

         In addition to the matters described elsewhere in this Prospectus Supplement and the Prospectus, you should carefully consider the following risk factors before deciding to purchase a Certificate.

SUBORDINATION

         If you buy a Class M-1, Class M-2 or Class B Certificate, you will not receive any payments on your Certificate until the holders of the Class A Certificates have received all payments to which they are entitled. Additionally, payments on the Class M-2 Certificates will be subordinate to payments on the Class M-1 Certificates and payments on the Class B Certificates will be subordinate to payments on the Class M-1 and Class M-2 Certificates. As a result, the yield on your subordinated Certificate will be sensitive to losses on the mortgage loans. This sensitivity increases with the subordination of a Certificate, so that the yield on the Class B Certificate is the most sensitive. You should carefully consider the risk that you may lose all or a part of the money that you paid for the subordinated Certificate if losses are greater than expected.

         If you buy a subordinated Certificate you will not receive any principal distributions until _______ ____ at the earliest, unless the Class A Certificates have been paid down to zero before that date. As a result, your subordinated Certificate will be outstanding longer than would be the case if principal were distributed on a proportionate basis among the Class A Certificates and the subordinated Certificates. Because your subordinated Certificate is outstanding longer, there is a greater period of time during which losses on the mortgage loans will affect your subordinated Certificate. Therefore the risk that you will lose all or part of the money you paid for the Certificate also increases.

GEOGRAPHIC CONCENTRATION

         Mortgaged Properties located in the State of _____ secure approximately _____% of the mortgage loans by aggregate principal balance as of the Cut-off Date. This geographic concentration might magnify the effect on the mortgage pool of adverse economic conditions in _______ and might increase the rate of delinquencies, defaults and losses on the mortgage loans more than would be the case if the Mortgaged Properties were more geographically diversified. See "The Mortgage Pool--Underwriting Standards; Representations" in this Prospectus Supplement.

LIMITED MARKET IN WHICH TO RESELL CERTIFICATES

         The underwriter may assist in resales of the Certificates, but it is under no obligation to do so. A secondary market for the Certificates may not develop. If a secondary market does develop, it might not continue or it might not be sufficiently liquid to allow you to resell your Certificate.

LIMITED ABILITY TO RESELL BOOK-ENTRY REGISTRATION CERTIFICATES

         Since the Certificates are being offered as book-entry securities, you may have difficulty selling, pledging or otherwise taking action with your Certificate since some potential buyers may not want to buy a security for which they cannot receive a physical Certificate and some potential buyers may not participate in the DTC, Cedelbank or Euroclear systems. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in this Prospectus Supplement.

RECEIPT OF DISTRIBUTIONS MAY BE DELAYED BECAUSE OF BOOK-ENTRY REGISTRATION

         You may experience some delay in your receipt of distributions of interest and principal on Certificates since such distributions will be forwarded by the Trustee to DTC and DTC will credit such distributions to the accounts of its participants which will thereafter credit them to your account. See "Description of the Certificates--Book-Entry Registration and Definitive Certificates" in this Prospectus Supplement.

RISKS POSED BY HIGH LOAN-TO-VALUE RATIOS

         Approximately ____% of the mortgage loans, by aggregate principal balance as of the Cut-off Date, had a Loan-to-Value Ratio at origination in excess of __% but less than or equal to __%, and such mortgage loans will not be covered by a primary mortgage insurance policy. Because the weighted average remaining term to maturity of the mortgage loans as of the Cut-off Date is approximately ___ months, most of the monthly payment made by the borrowers for a substantial period of time after the issuance of the Certificates will be applied as interest and will not significantly reduce the balance of the loan. Therefore, mortgage loans with higher Loan-to-Value Ratios will be more sensitive to declining property values than would those with lower Loan-to-Value Ratios and may present a greater risk of loss. See "The Mortgage Pool--General" in this Prospectus Supplement.

CERTIFICATES ARE NOT OBLIGATIONS OF ANY ENTITY

         The offered Certificates will not represent an interest in or obligation of any entity except for the obligations of the Depositor and of the Mortgage Loan Originator pursuant to certain limited representations and warranties made with respect to the mortgage loans and of the Servicer with respect to its servicing obligations under the Pooling and Servicing Agreement (including the limited obligation to make certain monthly advances). Neither the Certificates nor the underlying mortgage loans will be guaranteed or insured by any governmental agency or instrumentality. Proceeds of the assets included in the Trust Fund (including the mortgage loans) will be the sole source of payments on the offered Certificates. You will not be able to receive money from any entity in the event that such proceeds are not enough to make all payments provided for under the offered Certificates.

YIELD CONSIDERATIONS

         Because the interest rates on the mortgage loans are based on the Index while the Pass-Through Rates on the offered Certificates are based in part on One-Month LIBOR and because the first adjustment date of many of the loans is more than six months after origination, one or more Pass-Through Rates may be limited by the Available Funds Pass-Through Rate. Although you are entitled to receive, to the extent funds are available, any related LIBOR Shortfall, such funds might not be available or, if available, might not be sufficient. The ratings of the Offered Certificates do not address the likelihood of the payment of any LIBOR Shortfall.

         Also, because the interest rates on the mortgage loans are based on the addition of a fixed number of basis points to the Index, the resulting rates could be higher than market interest rates. If they are higher, prepayments may increase as borrowers refinance their mortgage loans at the lower rate.

THE STATUS OF THE MORTGAGE LOANS IN THE EVENT OF INSOLVENCY OF THE MORTGAGE LOAN ORIGINATOR

         The Depositor believes that the transfer of the mortgage loans by the Mortgage Loan Originator to it constituted an absolute and unconditional sale. However, in the event of a bankruptcy of the Mortgage Loan Originator at a time when it or any affiliate holds Certificates, the trustee in bankruptcy could attempt to recharacterize the sale of the mortgage loans by the Mortgage Loan Originator as a borrowing by the Mortgage Loan Originator or such affiliate from the Depositor, secured by a pledge of the mortgage loans. Such an attempt, even if unsuccessful, could result in delays in payments on the Certificates. If such an attempt were successful, the trustee in bankruptcy could elect to liquidate the mortgage loans and pay down the Certificates early. Thus, you could lose the right to future payments of interest, and might suffer reinvestment loss in a lower interest rate environment. Brown & Wood LLP will deliver a legal opinion in connection with the issuance of the Certificates to the effect that, in the event of the bankruptcy of the Mortgage Loan Originator, a court would not hold that the transfer of the mortgage loans by the Mortgage Loan Originator to the Depositor is a loan secured by the mortgage loans rather than a sale of the ownership interest in the mortgage loans evidenced by the offered Certificates.

                         THE MORTGAGE LOAN ORIGINATOR

         _________ is a ______________ headquartered in _______, ______ (the
"Mortgage Loan Originator"). The information set forth in the following paragraphs has been provided by the Mortgage Loan Originator and neither the Depositor nor any other party makes any representation as to the accuracy or completeness of such information.

         [Specific information provided by the Mortgage Loan Originator.]

                               THE MORTGAGE POOL

GENERAL

         The Mortgage Pool will consist of conventional, one- to four-family, adjustable-rate Mortgage Loans secured by first liens on residential real properties (the "Mortgaged Properties"). The Mortgage Loans have original terms to maturity of __ years. The Mortgage Loans will consist of approximately _____ Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $________, after application of payments of principal due on or before the Cut-off Date (whether or not received).

         The Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating first liens on one- to four-family residential properties consisting of detached or semi-detached one- to four-family dwelling units, townhouses, individual condominium units and individual units in planned unit developments and manufactured housing. [The Mortgage Loans to be included in the Mortgage Pool were acquired by the Depositor from Merrill Lynch Mortgage Capital, Inc., an affiliate, which acquired them from the Mortgage Loan Originator.] See "--Underwriting Standards; Representations" herein.

         All of the Mortgage Loans have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan is assumable upon transfer or sale of the Mortgaged Property by the related mortgagor if the purchaser or transferee meets the then current credit requirements of the Mortgage Loan Originator.

         Approximately ____% of the Mortgage Loans provide for payment by the mortgagor of a prepayment charge in limited circumstances on certain prepayments. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain partial prepayments and all prepayments in full made within one year, two years, three years, four years or five years from the date of origination of such Mortgage Loan. The amount of the prepayment charge is as provided in the related Mortgage Note and generally equals six months' interest on the amount of the prepayment in excess of __% of the original principal amount of the loan. Any prepayment charges received on the Mortgage Loans will not be available for distribution on the Offered Certificates.

         Each Mortgage Loan provides for semiannual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"); [provided, however, that in the case of approximately ____% of the Mortgage Loans (each a "two year Delayed First Adjustment Date Mortgage Loan"), the first Adjustment Date for each such Mortgage Loan will occur after an initial period of two years from the origination thereof; and in the case of approximately ____% of the Mortgage Loans (each a "one year Delayed First Adjustment Date Mortgage Loan"), the first Adjustment Date for each such Mortgage Loan will occur after an initial period of one year from the origination thereof]. On each Adjustment Date for each Mortgage Loan, the Mortgage Rate thereon will be adjusted to equal the sum, rounded to the nearest multiple of ____%, of the Index (as described below) and a fixed percentage amount (the "Gross Margin"); provided, however, that the Mortgage Rate on each such Mortgage Loan generally will not increase or decrease by more than ___basis points on any related Adjustment Date other than on the first Adjustment Date (the "Periodic Rate Cap") and will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). In general, the two year Delayed First Adjustment Date Mortgage Loans have a Periodic Rate Cap of ___ basis points for their first Adjustment Date and the one year Delayed First Adjustment Date Mortgage Loans have a Periodic Rate Cap of ___ basis points for their First Adjustment Date, while both have subsequent Periodic Rate Caps of ___ basis points for each Adjustment Date thereafter and have a Minimum Mortgage Rate equal to the related initial Mortgage Rate. Effective with the first monthly payment due on each Adjustable Rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. None of the Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

STATISTICAL INFORMATION

         Set forth below is certain summary statistical information regarding the Mortgage Loans expected to be included in the Trust Fund as of the Closing Date. All such information is approximate and is given as of the Cut-off Date. Prior to the Closing Date, Mortgage Loans may be removed from the Trust Fund and other Mortgage Loans may be substituted therefor. In addition, Mortgage Loans may be prepaid at any time. As a result, certain characteristics of the Mortgage Loans in the Trust Fund may vary from the characteristics set forth below as of the Cut-off Date.

                                         PRINCIPAL BALANCES AT ORIGINATION

                                                                         AGGREGATE
                                                                     PRINCIPAL BALANCE                     % OF
                                                          NUMBER     OUTSTANDING AS OF        AGGREGATE CURRENT
    RANGE OF ORIGINATION DATE PRINCIPAL BALANCES        OF LOANS      THE CUT-OFF DATE        PRINCIPAL BALANCE
    $0.01-  $25,000.00                                                    $                                    %
    25,000.01-    50,000.00
    50,000.01-    75,000.00
    75,000.01-  100,000.00
    100,000.01-  125,000.00
    125,000.01-  150,000.00
    150,000.01-  175,000.00
    175,000.01-  200,000.00
    200,000.01-  225,000.00
    225,000.01-  250,000.00
    250,000.01-  275,000.00
    275,000.01-  300,000.00
    300,000.01-  325,000.00
    325,000.01-  350,000.00
    350,000.01-  375,000.00
    375,000.01-  400,000.00
    400,000.01-  425,000.00
    425,000.01-  450,000.00
    450,000.01-  500,000.00
    500,000.01-  550,000.00
    550,000.01-  600,000.00
    700,000.01-  750,000.00                                              ___________                  ________
                 Totals                                                 $                              100.00%

    --------------------------------------------------
    The average principal balance of the Mortgage Loans at origination was approximately $__________. No Mortgage Loan had a principal balance at origination greater than $_____________ or less than $______________.


                                  PRINCIPAL BALANCES AS OF THE CUT-OFF DATE

                                                                              AGGREGATE           % OF AGGREGATE
                                                                      PRINCIPAL BALANCE        PRINCIPAL BALANCE
                                                            NUMBER    OUTSTANDING AS OF        OUTSTANDING AS OF
RANGE OF CUT-OFF DATE PRINCIPAL BALANCES                  OF LOANS     THE CUT-OFF DATE         THE CUT-OFF DATE
----------------------------------------                  --------     ----------------         ----------------
$0.01-  $25,000.00                                                         $                                   %
25,000.01-    50,000.00
50,000.01-    75,000.00
75,000.01-  100,000.00
100,000.01-  125,000.00
125,000.01-  150,000.00
150,000.01-  175,000.00
175,000.01-  200,000.00
200,000.01-  225,000.00
225,000.01-  250,000.00
250,000.01-  275,000.00
275,000.01-  300,000.00
300,000.01-  325,000.00
325,000.01-  350,000.00
350,000.01-  375,000.00
375,000.01-  400,000.00
400,000.01-  425,000.00
425,000.01-  450,000.00
450,000.01-  500,000.00
500,000.01-  550,000.00
550,000.01-  600,000.00
700,000.01-  750,000.00                                __________           _________                  _______
             Totals                                                          $                           100.00%

The average principal balance of the Mortgage Loans as of the Cut-off Date was approximately $_________. No Mortgage Loan had a principal balance as of the Cut-off Date greater than $________ or less than $________.


                                                  PROPERTY TYPES

                                                                      AGGREGATE         % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                    NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
         PROPERTY TYPE                            OF LOANS         THE CUT-OFF DATE       THE CUT-OFF DATE
         -------------                            --------         ----------------       ----------------
         Single Family                                                $                                  %
         Planned Unit Development
         Condo
         Two- to Four-Family
         Manufactured Housing                      _______           ______________              _______
         Total                                                        $                          100.00%


                                                 OCCUPANCY STATUS

                                                                          AGGREGATE         % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                    NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
         OCCUPANCY                                OF LOANS         THE CUT-OFF DATE       THE CUT-OFF DATE
         Owner - Occupied                                             $                                  %
         Non-owner - Occupied                   __________            _____________             ________
         Total                                                        $                           100.00%

         The occupancy status of a Mortgaged Property is as represented by the Mortgagor in its loan application.


                                       MORTGAGE RATES AS OF THE CUT-OFF DATE

                                                                      AGGREGATE         % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                    NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
         RANGE OF MORTGAGE RATES                  OF LOANS         THE CUT-OFF DATE       THE CUT-OFF DATE

           6.500-  6.999                                              $                                  %
           7.000-  7.499
           7.500-  7.999
           8.000-  8.499
           8.500-  8.999
           9.000-  9.499
           9.500-  9.999

         10.000- 10.499
         10.500- 10.999
         11.000- 11.499
         11.500- 11.999
         12.000- 12.499

         12.500- 12.999                     ______________           ______________            _________
         Total                                                        $                        100.00%

         As of the Cut-off Date, the weighted average Mortgage Rate of the Mortgage Loans was approximately ______% per annum and ranged from ____% to _________%.


                                        ORIGINAL LOAN-TO-VALUE RATIOS

                                                                      AGGREGATE         % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                    NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
    RANGE  OF  ORIGINAL   LOAN-TO-VALUE           OF LOANS         THE CUT-OFF DATE       THE CUT-OFF DATE
    -------------------------------------         --------         ----------------       ----------------
    RATIOS
    10.01 - 20.00                                                     $                                  %
    20.01 - 30.00
    30.01 - 40.00
    40.01 - 50.00
    50.01 - 60.00
    60.01 - 70.00
    70.01 - 80.00
    80.01 - 90.00
    90.01 - 99.99                              ___________            _____________            _________
    Total                                                             $                            100.00%

                                        The weighted average Loan-to-Value
                                        Ratio at origination of the Mortgage
                                        Loans was approximately ____%. No
                                        Mortgage Loan had a Loan-to-Value
                                        Ratio at origination greater than
                                        ____% or less than ____%


              GEOGRAPHIC DISTRIBUTION OF THE MORTGAGED PROPERTIES

                                                AGGREGATE         % OF AGGREGATE
                                        PRINCIPAL BALANCE      PRINCIPAL BALANCE
                          NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
STATE                  OF LOANS         THE CUT-OFF DATE       THE CUT-OFF DATE
-----                  --------         ----------------       ----------------
[Alabama                                   $                                  %
Arizona
California
Colorado
Connecticut
Florida
Georgia
Iowa
Idaho
Illinois
Indiana
Kansas
Kentucky
Louisiana
Massachusetts
Maryland
Maine
Michigan
Minnesota
Missouri
Mississippi
Montana
North Carolina
New Hampshire
New Jersey
New Mexico
Nevada
Ohio
Oregon
Pennsylvania
Rhode Island
Texas
Utah
Vermont
Washington
Wisconsin
Wyoming]            ___________            _____________            _________
Total                                      $                           100%

                         PURPOSE OF THE MORTGAGE LOANS

                                          AGGREGATE         % OF AGGREGATE
                                     PRINCIPAL BALANCE      PRINCIPAL BALANCE
                       NUMBER OF     OUTSTANDING AS OF      OUTSTANDING AS OF
LOAN PURPOSE               LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
------------               -----      ----------------       ----------------
Purchase                                   $                               %
Cashout
Refinance              _________          ____________         ____________
Total                                      $                         100.00%


                                               MORTGAGE LOAN PROGRAMS

                                                     AGGREGATE         % OF AGGREGATE
                                                 PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                   NUMBER OF     OUTSTANDING AS OF      OUTSTANDING AS OF
DOCUMENTATION                          LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
-------------                          -----      ----------------       ----------------
Full Documentation Program                             $                               %
No Income Verification
Limited Income Verification
Unknown                            _________          ____________           __________
Total                                                  $                       100.00%


                         MORTGAGE LOAN RISK CATEGORIES

                                           AGGREGATE         % OF AGGREGATE
                                       PRINCIPAL BALANCE      PRINCIPAL BALANCE
                         NUMBER OF     OUTSTANDING AS OF      OUTSTANDING AS OF
RISK CATEGORIES              LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
Direct Access                                $                               %

B
A-
C
A1
D                       __________          ____________           __________
Total                                      $                         100.00%


                                              CREDIT BUREAU RISK SCORE

                                                  AGGREGATE         % OF AGGREGATE
                                               PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                NUMBER OF     OUTSTANDING AS OF      OUTSTANDING AS OF
CREDIT BUREAU RISK SCORE          LOANS      THE CUT-OFF DATE       THE CUT-OFF DATE
541-   560                                     $                               %
561-   580
581-   600
601-   620
621-   640
641-   660
661-   680
681-   700
701-   720
721-   740
741-   760
761-   780
781-   800               ___________          ____________          ___________
        Totals                                 $                               %

The weighted average Credit Bureau Risk Score as of the Cut-off Date was approximately ____.

                                               MAXIMUM MORTGAGE RATES

                                                         AGGREGATE         % OF AGGREGATE
                                                      PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                     NUMBER OF        OUTSTANDING AS OF      OUTSTANDING AS OF
MAXIMUM MORTGAGE RAT                   LOANS         THE CUT-OFF DATE       THE CUT-OFF DATE
9.500- 9.999                                              $                                 %
12.500- 12.999
13.000- 13.499
13.500- 13.999
14.000- 14.499
14.500- 14.999
15.000- 15.499
15.500- 15.999
16.000- 16.499
16.500-16.999
17.000- 17.499
17.500- 17.999
18.000- 18.499
18.500- 18.999                     ___________            _____________           __________
Total                                                                           $                           100.00%

The weighted average Maximum Mortgage Rate of the Mortgage Loans as of the Cut-off Date was approximately ______% per annum and ranged from _______% to _____%.


                                              MINIMUM MORTGAGE RATES

                                                 AGGREGATE       % OF AGGREGATE
                                            PRINCIPAL BALANCE    PRINCIPAL BALANCE
                            NUMBER OF        OUTSTANDING AS OF    OUTSTANDING AS OF
MINIMUM MORTGAGE RATES       LOANS           THE CUT-OFF DATE     THE CUT-OFF DATE
6.500- 6.999                                     $                              %
7.000- 7.499
7.500- 7.999
8.000- 8.499
8.500- 8.999
9.000- 9.499
9.500- 9.999
10.000- 10.499
10.500- 10.999
11.000- 11.499
11.500- 11.999
12.000- 12.499
12.500- 12.999             __________           ______________        __________
Total                                            $                        100.00%

                                                    GROSS MARGIN

                                                 AGGREGATE          % OF AGGREGATE
                                           PRINCIPAL BALANCE       PRINCIPAL BALANCE
                             NUMBER OF       OUTSTANDING AS OF       OUTSTANDING AS OF
GROSS MARGIN                   LOANS        THE CUT-OFF DATE        THE CUT-OFF DATE

3.250- 3.499                                      $                                %
3.500- 3.749
3.750- 3.999
4.000- 4.249
4.250- 4.499
4.500- 4.749
4.750- 4.999
5.000- 5.249
5.250- 5.499
5.500- 5.749
5.750- 5.999
6.000- 6.249
6.250- 6.499
6.500- 6.749
6.750- 6.999
7.000- 7.249
7.250- 7.499
7.500- 7.749
7.750- 7.999
8.000- 8.249                __________           _____________          ____________
Total                                             $                         100.00%


                                    NEXT ADJUSTMENT DATES FOR THE MORTGAGE LOANS

                                                                      AGGREGATE         % OF AGGREGATE
                                                                  PRINCIPAL BALANCE      PRINCIPAL BALANCE
                                                    NUMBER        OUTSTANDING AS OF      OUTSTANDING AS OF
          MONTH OF NEXT ADJUSTMENT DATE           OF LOANS         THE CUT-OFF DATE       THE CUT-OFF DATE
          -----------------------------           --------         ----------------       ----------------
          -/--/--                                                     $                                 %
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----
          --/--/----                            ----------           --------------          -----------
                       Totals                                        $                        100.00%

As of the Cut-off Date, the weighted average next Adjustment Date of the Mortgage Loans was ________ __, _____.

THE INDEX

         As of any Adjustment Date, the Index applicable to the determination of the Mortgage Rate on each Mortgage Loan will be the average of the interbank offered rates for six-month United States dollar deposits in the London market ("Six-Month LIBOR") as published in The Wall Street Journal and as most recently available as of the first business day of the month preceding the month of such Adjustment Date, as specified in the related Mortgage Note.

         In the event that the Index becomes unavailable or otherwise unpublished, the Servicer will select a comparable alternative index over which it has no direct control and which is readily verifiable.

         The table below sets forth historical average rates of Six-Month LIBOR for the months indicated as made available from FNMA, which rates may differ from the rates of the Index, which is six-month LIBOR as published in The Wall Street Journal as described above. The table does not purport to be representative of the subsequent rates of the Index which will be used to determine the Mortgage Rate on each Mortgage Loan.

                                                                  YEAR
                          ________________________________________________________________________________________
MONTH                     ______     ______    ______    ______    ______    ______     ______    ______    ______
January                    %         %         %          %         %        %           %         %          %
February
March
April
May
June
July
August
September
October
November
December

UNDERWRITING STANDARDS; REPRESENTATIONS

         The Depositor acquired the Mortgage Loans from [Merrill Lynch Mortgage Capital Inc., an affiliate, which acquired the Mortgage Loans from] the Mortgage Loan Originator pursuant to a Master Mortgage Loan Purchase and Interim Servicing Agreement, dated as of _____ __, ____. All of the Mortgage Loans were originated or acquired by the Mortgage Loan Originator, generally in accordance with the underwriting criteria described herein. The information set forth in the following paragraphs has been provided by the Mortgage Loan Originator and neither the Depositor nor any other party makes any representation as to the accuracy or completeness of such information.

         [Mortgage Loan Originator's underwriting standards.]

         The Mortgage Loan Originator will make representations and warranties with respect to the Mortgage Loans as of the Closing Date. The Mortgage Loan Originator will be obligated to repurchase or substitute for Mortgage Loans in respect of which a material breach of the representations and warranties it has made has occurred (other than those breaches which have been cured). For a discussion of the representations and warranties made and the repurchase obligation, see "Description of the Agreements--Representations and Warranties; Repurchases" in the Prospectus.

                           YIELD ON THE CERTIFICATES

CERTAIN SHORTFALLS IN COLLECTIONS OF INTEREST

         When a principal prepayment in full is made on a Mortgage Loan, the mortgagor is charged interest only for the period from the Due Date of the preceding monthly payment up to the date of such prepayment, instead of for a full month. When a partial principal prepayment is made on a Mortgage Loan, the mortgagor is charged interest on the amount of such prepayment up to the date of such prepayment and not for the balance of the month in which such prepayment is made. Principal prepayments in full received, and partial principal prepayments applied, from the first day of a month through the Determination Date in such month (other than the month of the Cut-off Date) will be distributed on the Distribution Date in the same month thereby eliminating any shortfall to Certificateholders. Principal prepayments in full received and partial principal prepayments applied after the Determination Date in a month (or, in the case of the first Distribution Date, from the Cut-off Date through the thirtieth day of the month preceding such Distribution Date) will be distributed on the Distribution Date in the following month. Regarding the interest shortfalls attributable to the latter full and partial prepayments by the mortgagors on the Mortgage Loans ("Prepayment Interest Shortfalls"), the Servicer will be obligated to pay from its own funds such shortfalls, but only to the extent of its Servicing Fee for the related Collection Period. See "Pooling and Servicing Agreement--Servicing and Other Compensation and Payment of Expenses" herein. In addition, the application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), to any Mortgage Loan will adversely affect, for an indeterminate period of time, the ability of the Servicer to collect full amounts of interest on such Mortgage Loan. The effect of any shortfalls resulting from the application of the Relief Act, will be to reduce the aggregate amount of interest collected that is available for distribution to Certificateholders. See "Certain Legal Aspects of the Mortgage Loans--Soldiers' and Sailors' Civil Relief Act of 1940" in the Prospectus.

GENERAL PREPAYMENT CONSIDERATIONS

         The rate of principal payments on the Offered Certificates, the aggregate amount of distributions on the Offered Certificates and the yield to maturity of the Offered Certificates will be related to the rate and timing of payments of principal on the Mortgage Loans. The rate of principal payments on the Mortgage Loans will in turn be affected by the amortization schedules of such Mortgage Loans as the same change to accommodate changes in the Mortgage Rates and by the rate of principal prepayments thereon (including for this purpose payments resulting from refinancings, liquidations of the Mortgage Loans due to defaults, casualties, condemnations and repurchases, whether optional or required, by the Depositor or the Mortgage Loan Originator, as the case may be). The Mortgage Loans generally may be prepaid by the mortgagors at any time; however, as described under "The Mortgage Pool" herein, with respect to a majority of the Mortgage Loans, a prepayment may subject the related mortgagor to a prepayment charge, which will not be available to holders of the Offered Certificates. In addition, the Mortgage Loans are assumable in connection with the conveyance of the related Mortgaged Property by persons who meet the then current credit standards of the Servicer for mortgage loans similar to the Mortgage Loans.

         Prepayments, liquidations and repurchases of the Mortgage Loans will result in distributions in respect of principal to the Holders of the Offered Certificates then entitled to receive such distributions that otherwise would be distributed over the remaining terms of the Mortgage Loans. See "Maturity and Prepayment Considerations" in the Prospectus. Since the rate of payment of principal on the Mortgage Loans will depend on future events and a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations" and "Maturity and Prepayment Considerations"), no assurance can be given as to such rate or the rate of principal prepayments. The extent to which the yield to maturity of the Offered Certificates may vary from the anticipated yield will depend upon the degree to which such Certificates are purchased at a discount or premium and the degree to which the timing of payments thereon is sensitive to prepayments on the Mortgage Loans. Further, in the case of Offered Certificates purchased at a discount, an investor should consider the risk that a slower than anticipated rate of principal payments on the Mortgage Loans could result in an actual yield to such investor that is lower than the anticipated yield and, in the case of Offered Certificates purchased at a premium, an investor should consider the risk that a faster than anticipated rate of principal payments could result in an actual yield to such investor that is lower than the anticipated yield. In general, the earlier a prepayment of principal on the Mortgage Loans, the greater will be the effect on the yield to maturity of an investor in the Offered Certificates. As a result, the effect on an investor's yield of principal payments occurring on the Mortgage Loans at a rate higher (or lower) than the rate anticipated by the investor during the period immediately following the issuance of the Offered Certificates would not be fully offset by a subsequent like reduction (or increase) in the rate of principal payments.

         It is highly unlikely that the Mortgage Loans will prepay at any constant rate until maturity or that all of the Mortgage Loans will prepay at the same rate, and the prepayment charges imposed in connection with prepayments on certain of the Mortgage Loans will have an uncertain effect on the rate and timing of prepayments on the Mortgage Loans. Moreover, the timing of prepayments on the Mortgage Loans may significantly affect the actual yield to maturity on the Offered Certificates, even if the average rate of principal payments experienced over time is consistent with an investor's expectation.

         The rate of payments (including prepayments) on pools of mortgage loans is influenced by a variety of economic, geographic, social and other factors. If prevailing mortgage rates fall significantly below the Mortgage Rates on the Mortgage Loans, the rate of prepayment (and refinancing) would be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the Mortgage Rates on the Mortgage Loans, the rate of prepayment on the Mortgage Loans would be expected to decrease. Other factors affecting prepayment of mortgage loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. The existence of the Periodic Rate Cap, Maximum Mortgage Rates and Minimum Mortgage Rates also may affect the prepayment experience on the Mortgage Loans. In addition, the prepayment experience on the Delayed First Adjustment Date Mortgage Loans may differ from that on the other Mortgage Loans, especially as they approach their first Adjustment Date. At such time, the prepayment experience on the Delayed First Adjustment Date Mortgage Loans may be more sensitive to relatively small changes in market interest rates. There can be no certainty as to the rate of prepayments on the Mortgage Loans during any period or over the life of the Certificates. See "Yield Considerations" and "Maturity and Prepayment Considerations" in the Prospectus.

         In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. In addition, default rates generally are higher for mortgage loans used to refinance an existing mortgage loan than on mortgage loans used to purchase a home. In the event of a mortgagor's default on a Mortgage Loan, other than as provided by the overcollateralization provisions of the Trust Fund, there can be no assurance that recourse will be available beyond the specific Mortgaged Property pledged as security for repayment. See "The Mortgage Pool--Underwriting Standards; Representations" herein.

SPECIAL YIELD CONSIDERATIONS WITH RESPECT TO THE MORTGAGE LOANS

         The Mortgage Rates on the Mortgage Loans adjust semiannually (in the case of the Delayed First Adjustment Date Mortgage Loans, after an initial period of one or two years) based upon the Index, whereas the Pass-Through Rates on the Offered Certificates adjust monthly based upon One-Month LIBOR as described under "Description of the Certificates--Calculation of One-Month LIBOR" herein, subject to the Available Funds Pass-Through Rate. As a result, increases in the Pass-Through Rates on the Offered Certificates may be limited for extended periods in a rising interest rate environment. In addition, because each Pass-Through Rate is determined, to some extent, by the Mortgage Rates on the Mortgage Loans, disproportionate prepayments of Mortgage Loans with Mortgage Rates above the then current weighted average Mortgage Rate may adversely affect the Pass-Through Rate on one or more Classes of Offered Certificates by lowering the Available Funds Pass-Through Rate. [Investors should note that approximately ____% of the Mortgage Loans are two year Delayed First Adjustment Date Mortgage Loans and approximately ____% of the Mortgage Loans are one year Delayed First Adjustment Date Mortgage Loans.] The interest due on the Mortgage Loans during any Collection Period may not equal the amount of interest that would accrue at One-Month LIBOR plus the applicable Pass-Through Margin during the related Interest Accrual Period in which case the applicable Pass-Through Rate will be limited to the Available Funds Pass-Through Rate. Although Holders of the Offered Certificates are entitled to receive from and to the limited extent of funds available therefor as described herein, any related LIBOR Carryover Amount, there can be no assurance that such funds will be available or, if available, sufficient for such purposes. The ratings of the Offered Certificates do not address the likelihood of the payment of any LIBOR Carryover Amount. Since the Pass-Through Margin is different for each Class of Offered Certificates, it is possible that, on any particular Distribution Date, the LIBOR Rate applicable to one or more Classes of Offered Certificates, may be less than the Available Funds Pass-Through Rate, while the LIBOR Rate applicable to one or more other Classes of Offered Certificates may exceed the Available Funds Pass-Through Rate. In addition, the Index and One-Month LIBOR may respond differently to economic and market factors. Thus, it is possible, that if both One-Month LIBOR and the Index rise during the same period, One-Month LIBOR may rise more rapidly than the Index or may rise higher than the Index. In addition, the Index and/or One-Month LIBOR may not move at the same time or in the same direction as market interest rates generally. It is possible that market interest rates may fall at the same time that One-Month LIBOR and/or the Index is rising.

THE SUBORDINATED CERTIFICATES

         The weighted average lives of, and the yields to maturity on, the Subordinated Certificates, in increasing order of their numerical Class designations, will be progressively more sensitive to the rate and timing of mortgagor defaults and the severity of ensuing losses on the Mortgage Loans. If the actual rate and severity of losses on the Mortgage Loans is higher than those assumed by a holder of a Subordinated Certificate, the actual yield to maturity of such Certificate may be lower than the yield expected by such Holder based on such assumption. The timing of losses on the Mortgage Loans will also affect an investor's actual yield to maturity, even if the rate of defaults and severity of losses over the life of the Mortgage Pool are consistent with an investor's expectations. In general, the earlier a loss occurs, the greater the effect on an investor's yield to maturity. Applied Realized Loss Amounts on the Mortgage Loans will reduce the Class Certificate Balance of the applicable Class of Subordinated Certificates (and if the Subordinated Certificates are no longer outstanding, will reduce the Class Certificate Balance of the Class A Certificates), without the receipt of cash attributable to such reduction. As a result of such reductions, less interest will accrue on such Class of Subordinated Certificates (or Class A Certificates) than otherwise would be the case.

         The Principal Remittance Amount includes the net proceeds in respect of principal received upon liquidation of a Liquidated Mortgage Loan. If such net proceeds are less than the unpaid principal balance, the Pool Principal Balance will decline more than the aggregate Class Certificate Balance of the Offered Certificates, thereby reducing the Overcollateralization Amount. If such difference is not covered by the Overcollateralization Amount, or the application of the Monthly Excess Cashflow Amount, the Class of Subordinated Certificates then outstanding with the highest numerical Class designation will bear such loss as a result of the application of Applied Realized Loss Amounts. In addition, the Subordinated Certificates will not be entitled to any principal distributions prior to the Stepdown Date or during the continuation of a Trigger Event (unless all of the Certificates with a higher payment priority have been paid in full). Because of the disproportionate distribution of principal of the Class A Certificates, depending on the timing of Realized Losses, the Subordinated Certificates may bear a disproportionate percentage of the Realized Losses on the Mortgage Loans.

         For all purposes, the Class B Certificates will be deemed to have the highest numerical Class designation and the lowest payment priority of any Class of Subordinated Certificates.

WEIGHTED AVERAGE LIVES

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security until each dollar of principal of such security will be repaid to the investor. The weighted average lives of the Offered Certificates will be influenced by the rate at which principal on the Mortgage Loans is paid, which may be in the form of scheduled payments or prepayments (including prepayments of principal by the borrower as well as amounts received by virtue of condemnation, insurance or foreclosure with respect to the Mortgage Loans), and the timing thereof.

         Prepayments on mortgage loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement (the "Prepayment Assumption") assumes a prepayment rate of __% CPR. The Constant Prepayment Rate model ("CPR") assumes that the outstanding principal balance of a pool of mortgage loans prepays at a specified constant annual rate or CPR. In generating monthly cash flows, this rate is converted to an equivalent constant monthly rate. To assume __% CPR or any other CPR percentage is to assume that the stated percentage of the outstanding principal balance of the pool is prepaid over the course of a year. No representation is made that the Mortgage Loans will prepay at __% CPR or at any other rate. Neither the prepayment model used herein nor any other prepayment model or assumption purports to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans included in the Mortgage Pool.

         The tables following the next paragraph indicate the percentage of the initial Class Certificate Balance of each Class of Offered Certificates that would be outstanding after each of the dates shown at various percentages of the Prepayment Assumption and the corresponding weighted average lives. The tables are based on the following assumptions (the "Modeling Assumptions"):
(i) the Mortgage Pool consists of Mortgage Loans with the characteristics set forth in the table below, (ii) distributions on such Certificates are received, in cash, on the 20th day of each month, commencing in _______ __,
(iii) the Mortgage Loans prepay at the percentages of the Prepayment Assumption indicated, (iv) no defaults or delinquencies occur in the payment by mortgagors of principal and interest on the Mortgage Loans and no shortfalls due to the application of the Relief Act are incurred, (v) none of the Depositor, the Mortgage Loan Originator, the holder of the Class X Certificates, the Servicer or any other person purchases from the Trust Fund any Mortgage Loan pursuant to any obligation or option under the Agreement, except as indicated in footnote two in the tables, (vi) scheduled monthly payments on the Mortgage Loans are received on the first day of each month commencing in ______ __, and are computed prior to giving effect to any prepayments received in the prior month, and the number of days of accrual on the Mortgage Loans in the first accrual period is the same as the number of days in the first Interest Accrual Period for the Certificates, (vii) prepayments representing payment in full of individual Mortgage Loans are received on the last day of each month commencing in ______ ____, and include 30 days' interest thereon, (viii) the scheduled monthly payment for each Mortgage Loan is calculated based on its principal balance, Mortgage Rate, original term to maturity and remaining term to maturity such that the Mortgage Loan will amortize in amounts sufficient to repay the remaining principal balance of such Mortgage Loan by its remaining term to maturity,
(ix) the Certificates are purchased on _______ __, ____, (x) the Index remains constant at _______% per annum and the Mortgage Rate on each Mortgage Loan is adjusted on the next Adjustment Date (and on subsequent Adjustment Dates if necessary) to equal the Index plus the applicable Gross Margin, subject to the applicable Periodic Rate Cap, (xi) One-Month LIBOR remains constant at ______% per annum, (xii) the monthly payment on each Mortgage Loan is adjusted on the Due Date immediately following the next Adjustment Date (and on subsequent Adjustment Dates, if necessary) to equal a fully amortizing monthly payment as described in clause (viii) above, and (xiii) the Expense Fee Rate is equal to ______% per annum.

                                                         HYPOTHETICAL MORTGAGE LOANS (6 MONTH LIBOR):

                                                                                 Original   Remaining       Periodic
                                                          Maximum      Minimum    Term to     Term to        Cap (%)
         Principal    Months to   Interest      Gross    Interest     Interest   Maturity    Maturity       Initial/
       Balance ($)  Rate Change     Rate %   Margin %      Rate %       Rate %   (Months)    (Months)     Subsequent
       -----------  -----------     ------   --------      ------       ------   --------    --------     ----------

         There will be discrepancies between the characteristics of the actual Mortgage Loans and the characteristics assumed in preparing the tables. Any such discrepancy may have an effect upon the percentages of the initial Class Certificate Balance outstanding (and the weighted average life) of each Class of Offered Certificates set forth in the tables. In addition, since the actual Mortgage Loans will have characteristics that differ from those assumed in preparing the tables set forth below and, since it is not likely the level of the Index will remain constant as assumed, each Class of Offered Certificates may mature earlier or later than indicated by the tables. Variations in the prepayment experience and the balance of the Mortgage Loans that prepay may increase or decrease the percentages of initial Class Certificate Balances (and weighted average lives) shown in the following tables. Such variations may occur even if the average prepayment experience of all such Mortgage Loans equals any of the specified percentages of the Prepayment Assumption.


                                                       Class A Certificates
                              --------------------------------------------------------------------------------------
Distribution Date              0% CPR     15% CPR      20% CPR      25% CPR      30% CPR     35% CPR      40% CPR
-----------------              ------     -------      -------      -------      -------     -------      -------
Initial Percentage
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
Weighted Avg. Life in
 Years (1) (2)
Weighted Avg. Life in
 Years (1) (3)

----------------------------------
(1) The weighted average life of a Certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the Certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the initial Certificate Principal Balance of the Certificate.

(2) Assumes the majority holder of the Residual Certificates exercises its option to purchase the Mortgage Loans when the aggregate principal balance of the Mortgage Loans and REO Properties remaining is [10]% of Cut-off Date Pool Principal Balance. See "Pooling and Servicing Agreement--Termination" herein.

(3) Assumes that the Certificates remain outstanding to their maturity date.


                                                      Class M-1 Certificates
                              --------------------------------------------------------------------------------------
Distribution Date              0% CPR     15% CPR      20% CPR      25% CPR      30% CPR     35% CPR      40% CPR
-----------------              ------     -------      -------      -------      -------     -------      -------
Initial Percentage
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
Weighted Avg. Life in
 Years (1) (2)
Weighted Avg. Life in
 Years (1) (3)

----------------------------------
(1) The weighted average life of a Certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the Certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the initial Certificate Principal Balance of the Certificate.

(2) Assumes the majority holder of the Residual Certificates exercises its option to purchase the Mortgage Loans when the aggregate principal balance of the Mortgage Loans and REO Properties remaining is [10]% of Cut-off Date Pool Principal Balance. See "Pooling and Servicing Agreement--Termination" herein.

(3) Assumes that the Certificates remain outstanding to their maturity date.


                                                      Class M-2 Certificates
                              --------------------------------------------------------------------------------------
Distribution Date              0% CPR     15% CPR      20% CPR      25% CPR      30% CPR     35% CPR      40% CPR
-----------------              ------     -------      -------      -------      -------     -------      -------
Initial Percentage
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
_________ 20, _____
Weighted Avg. Life in
 Years (1) (2)
Weighted Avg. Life in
 Years (1) (3)

----------------------------------
(1) The weighted average life of a Certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the Certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the initial Certificate Principal Balance of the Certificate.

(2) Assumes the majority holder of the Residual Certificates exercises its option to purchase the Mortgage Loans when the aggregate principal balance of the Mortgage Loans and REO Properties remaining is [10]% of Cut-off Date Pool Principal Balance. See "Pooling and Servicing Agreement--Termination" herein.

(3) Assumes that the Certificates remain outstanding to their maturity date.


                                                       Class B Certificates
                              ---------------------------------------------------------------------------------------
Distribution Date              0% CPR     15% CPR      20% CPR      25% CPR     30% CPR      35% CPR      40% CPR
-----------------              ------     -------      -------      -------     -------      -------      -------
Initial Percentage
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
_________ 20, ____
Weighted Avg. Life in
 Years (1) (2)
Weighted Avg. Life in
 Years (1) (3)

----------------------------------
(1) The weighted average life of a Certificate is determined by (a) multiplying the amount of each distribution of principal by the number of years from the date of issuance of the Certificate to the related Distribution Date, (b) adding the results and (c) dividing the sum by the initial Certificate Principal Balance of the Certificate.

(2) Assumes the majority holder of the Residual Certificates exercises its option to purchase the Mortgage Loans when the aggregate principal balance of the Mortgage Loans and REO Properties remaining is [10]% of Cut-off Date Pool Principal Balance. See "Pooling and Servicing Agreement--Termination" herein.

(3) Assumes that the Certificates remain outstanding to their maturity date.


         There is no assurance that prepayments of the Mortgage Loans will conform to any of the levels of the Prepayment Assumption indicated in the table above, or to any other level, or that the actual weighted average life of any Class of Offered Certificates will conform to any of the weighted average lives set forth in the table above. Furthermore, the information contained in the table with respect to the weighted average lives is not necessarily indicative of the weighted average lives that might be calculated or projected under different or varying prepayment or Index level assumptions. The characteristics of the Mortgage Loan will differ from those assumed in preparing the table above. In addition, it is unlikely that any Mortgage Loan will prepay at any constant percentage until maturity, that all of the Mortgage Loans will prepay at the same rate or that the level of the Index will remain constant or any level for any period of time. The timing of changes in the rate of prepayments may significantly affect the actual yield to maturity to investors, even if the average rate of principal prepayments and the level of the Index is consistent with the expectations of investors.

FINAL SCHEDULED DISTRIBUTION DATES

         The Final Scheduled Distribution Date of each Class of Offered Certificates is set forth under "Summary of Prospectus Supplement." The Final Scheduled Distribution Date for the Class A Certificates has been calculated on the basis of the Modeling Assumptions and the assumptions that there are no prepayments and no Monthly Excess Interest Amounts are used to create overcollateralization. The Final Scheduled Distribution Date for each other Class of Offered Certificates has been set to equal the Distribution Date in the thirteenth month after the month of maturity of the latest maturing Mortgage Loan. Since the rate of distributions in reduction of the Class Certificate Balance of each Class of Offered Certificates will depend on the rate of payment (including prepayments) of the Mortgage Loans, the Class Certificate Balance of any such Class could be reduced to zero significantly earlier or later than the Final Scheduled Distribution Date. The rate of payments on the Mortgage Loans will depend on their particular characteristics, as well as on prevailing interest rates from time to time and other economic factors, and no assurance can be given as to the actual payment experience of the Mortgage Loans.

                        DESCRIPTION OF THE CERTIFICATES

GENERAL

         The Certificates will consist of (i) the Class A Certificates (the "Class A Certificates"), (ii) the Class M-1 Certificates and the Class M-2 Certificates (collectively, the "Mezzanine Certificates"), (iii) the Class B Certificates (collectively with the Mezzanine Certificates, the "Subordinated Certificates"), (iv) the Class BB Certificates (the "Class BB Certificates"),
(v) the Class X Certificates (the "Class X Certificates"), and (vi) the Class R Certificates (the "Residual Certificates" and with the Class BB Certificates and the Class X Certificates, the "Non-Offered Certificates"). Only the Class A Certificates and the Subordinated Certificates (collectively, the "Offered Certificates") are offered hereby. The Non-Offered Certificates, which are not being offered hereby, may be sold at any time on or after the Closing Date in accordance with the Agreement.

         The Certificates represent in the aggregate the entire beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool (the "Mortgage Pool") of conventional, one- to four-family, first lien mortgage loans having original terms to maturity of 30 years (the "Mortgage Loans"). The Class A Certificates evidence an initial beneficial interest in the Trust Fund of ____% and the Class M-1, Class M-2 and Class B Certificates evidence initial beneficial interests in the Trust Fund of ___%, ___% and ___%, respectively.

         The "Class Certificate Balance" of any Class of Certificates as of any Distribution Date is the initial Class Certificate Balance thereof reduced by the sum of (i) all amounts previously distributed to Holders of Certificates of such Class as payments of principal and (ii) in the case of any Class of Offered Certificates, any Applied Realized Loss Amounts allocated to such Class.

         All distributions to Holders of the Offered Certificates, other than the final distribution on the Offered Certificates, will be made by or on behalf of the Trustee to the persons in whose names such Offered Certificates are registered at the close of business on each Record Date. Such distributions will be made either (i) by check mailed to the address of each such Certificateholder as it appears in the Certificate Register or (ii) upon written request to the Trustee at least five business days prior to the relevant Record Date by any Holder of Offered Certificates having an aggregate initial Certificate Principal Balance that is in excess of $__________ by wire transfer in immediately available funds to the account of such Certificateholder specified in the request. The final distribution on any Class of Offered Certificates will be made in like manner, but only upon presentment and surrender of such Certificates at the corporate trust office of the Trustee or such other location specified in the notice to Certificateholders of such final distribution.

BOOK-ENTRY REGISTRATION AND DEFINITIVE CERTIFICATES

         The Offered Certificates will be issued, maintained and transferred on the book-entry records of DTC and its Participants in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof. The Offered Certificates will initially be represented by one or more global certificates registered in the name of the nominee of DTC (together with any successor clearing agency selected by the Depositor, the "Clearing Agency"), except as provided below. The Depositor has been informed by DTC that DTC's nominee will be Cede & Co. ("CEDE"). No Certificate Owner will be entitled to receive a certificate representing such person's interest, except as set forth below. Unless and until Definitive Certificates are issued under the limited circumstances described herein, all references to actions by Certificateholders with respect to the Offered Certificates refer to actions taken by DTC upon instructions from its Participants (as defined below), and all references herein to distributions, notices, reports and statements to Certificateholders with respect to the Offered Certificates refer to distributions, notices, reports and statements to DTC or CEDE, as the registered holder of the Offered Certificates, for distribution to Certificate Owners in accordance with DTC procedures.

         Holders of Offered Certificates may hold their Certificates through DTC (in the United States) or Cedelbank ("CEDEL") or the Euroclear System ("Euroclear") in Europe. Transfers within DTC, CEDEL or Euroclear, as the case may be, will be in accordance with the usual rules and operating procedures of the relevant system (in Europe) if they are participants of such systems, or indirectly through organizations which are participants in such systems.

         CEDEL and Euroclear will hold omnibus positions on behalf of their participants through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositories which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. _______ will act as depositary for CEDEL and ________will act as depositary for Euroclear (in such capacities, individually the "Depositary" and collectively the "Depositaries"). Transfers between Participants (as defined below) will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants (each as defined below) will occur in accordance with their respective rules and operating procedures.

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the UCC and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

         Beneficial owners of the Offered Certificates ("Certificate Owners") or prospective owners, as the case may be, that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in the Offered Certificates may do so only through Participants and Indirect Participants. In addition, such Certificate Owners will receive all distributions of principal and interest on the Offered Certificates from the Trustee or the applicable paying agent through DTC and its Participants. Under a book-entry format, Certificateholders may receive payments after the related Distribution Date because, while payments are required to be forwarded to CEDE, as nominee for DTC on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Certificate Owners. The only "Certificateholder" (as such term is used in the Agreement) will be CEDE, as nominee of DTC, and the Certificate Owners will not be recognized by the Trustee as Certificateholders under the Agreement. Certificate Owners will be permitted to exercise the rights of Certificate Owners under the Agreement only indirectly through DTC and its Participants who in turn will exercise their rights though DTC.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Certificates and is required to receive and transmit distributions of principal of and interest on the Certificates. Participants and Indirect Participants with which Certificate Owners have accounts with respect to the Certificates similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Certificate Owners.

         Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain other entities, the ability of a Certificate Owner to pledge Certificates to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of such Certificates, may be limited due to the lack of a physical certificate for such Certificates.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

         Because of time-zone differences, credits of securities received in CEDEL or Euroclear as a result of a transaction with a Participant will be made during subsequent securities settlement processing and dated the business day following the DTC settlement date. Such credits or any transactions in such securities settled during such processing will be reported to the relevant Euroclear or CEDEL Participants on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or Euroclear Participant to a Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

         CEDEL is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

         Euroclear was created in 1968 to hold securities for participants of Euroclear ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in any of 32 currencies, including United States dollars. Euroclear includes various other services including lending and borrowing and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC described above. Euroclear is operated by the Brussels, Belgium office of Morgan Guaranty Trust Company of New York (the "Euroclear Operator"), under contract with Euroclear Clearance Systems S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, and not the Cooperative. The Cooperative establishes policy for Euroclear on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries. Indirect access to Euroclear is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly. The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear system and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash with Euroclear, withdrawals of securities and cash from Euroclear, and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions with respect to Certificates held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Certain Federal Income Tax Consequences." CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Certificateholder under the Agreement on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

         Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Certificates among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         DTC has advised the Depositor that it will take any action permitted to be taken by a Certificateholder under the Agreement only at the direction of one or more Participants to whose account with DTC the Certificates are credited.

         Certificates initially issued as Book-Entry Certificates will be issued as Definitive Certificates only if (i) DTC or the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as nominee and depository with respect to the Certificates and the Servicer is unable to locate a qualified successor or
(ii) the Depositor, at its option, elects to terminate the book-entry system through DTC or (iii) if Holders of Offered Certificates evidencing not less than 51% of the Voting Rights advise the Trustee in writing that the continuation of a book-entry system through DTC (or a successor thereto) to the exclusion of any physical certificates being issued to Certificate Owners is no longer in the best interests of Certificate Owners.

         Upon the occurrence of any of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Certificates for the Certificates. Upon surrender by DTC of the certificate or certificates representing such Certificates and instructions for registration, the Trustee will issue such Certificates in the form of Definitive Certificates as Certificateholders under the Agreement and such Holders of Definitive Certificates will deal directly with the Trustee with respect to transfers, notices and distributions. In the event that Definitive Certificates are issued or DTC ceases to be the clearing agency for the Certificates, the Agreement will provide that the applicable Certificateholders will be notified of such event.

CALCULATION OF ONE-MONTH LIBOR

         The Pass-Through Rates for the first Distribution Date will be determined on the second business day preceding the Closing Date and for each subsequent Distribution Date will be determined on the second business day prior to the immediately preceding Distribution Date (each such date, an "Interest Determination Date"). The Trustee will determine the London interbank offered rate for one-month U.S. dollar deposits ("One-Month LIBOR") for the next Interest Accrual Period on the basis of the offered rates of the Reference Banks for one-month U.S. dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on such Interest Determination Date. As used in this section: "business day" means a day on which banks are open for dealing in foreign currency and exchange in London and New York City; "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace the Telerate Page 3750 page on that service for the purpose of displaying London interbank offered rates of major banks); and "Reference Banks" means leading banks selected by the Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market (i) with an established place of business in London, (ii) whose quotations appear on the Telerate Page 3750 on the Interest Determination Date in question, (iii) which have been designated as such by the Trustee and (iv) which are not controlling, controlled by, or under common control with, the Depositor or the Mortgage Loan Originator.

         On each Interest Determination Date, One-Month LIBOR for the related Interest Accrual Period will be established by the Trustee as follows:

         (a) If on such Interest Determination Date two or more Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounded upwards if necessary to the nearest whole multiple of 0.001%).

         (b) If on such Interest Determination Date fewer than two Reference Banks provide such offered quotations, One-Month LIBOR for the related Interest Accrual Period shall be the higher of (x) One-Month LIBOR as determined on the previous Interest Determination Date and (y) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum that the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 0.001%) of the one-month U.S. dollar lending rates which New York City banks selected by the Trustee are quoting on the relevant Interest Determination Date to the principal London offices of leading banks in the London interbank market or, in the event that the Trustee can determine no such arithmetic mean or (ii) the lowest one-month U.S. dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

         The establishment of One-Month LIBOR on each Interest Determination Date by the Trustee and the Trustee's calculation of the rate of interest applicable to each Class of Offered Certificates for the related Interest Accrual Period shall (in the absence of manifest error) be final and binding.

INTEREST DISTRIBUTIONS

         On each Distribution Date the Interest Remittance Amount will be distributed in the following order of priority:

         First, to the Trustee, the Trustee Fee;

         Second, to the Holders of the Class A Certificates, the related Accrued Certificate Interest plus the Class A Interest Carry Forward Amount;

         Third, to the extent of the Interest Remittance Amount then remaining, to the Holders of the Class M-1 Certificates, the related Accrued Certificate Interest;

         Fourth, to the extent of the Interest Remittance Amount then remaining, to the Holders of the Class M-2 Certificates, the related Accrued Certificate Interest;

         Fifth, to the extent of the Interest Remittance Amount then remaining, to the Holders of the Class B Certificates, the related Accrued Certificate Interest; and

         Sixth, the amount, if any, of the Interest Remittance Amount remaining in the Certificate Account after application with respect to the priorities set forth above is defined as the "Monthly Excess Interest Amount" for such Distribution Date and will be applied as described below under "--Application of Monthly Excess Cashflow Amounts."

         "Interest Remittance Amount" means, as of any Determination Date, the sum, without duplication, of (i) all interest due and collected or advanced during the related Collection Period on the Mortgage Loans (less the Servicing Fee, certain amounts available for reimbursement of Monthly Advances and Servicing Advances as described below under "-Advances" and certain other reimbursable expenses pursuant to the Agreement), (ii) all Compensating Interest paid by the Servicer on such Determination Date and (iii) the portion of any payment in connection with any substitution, Purchase Price or Net Liquidation Proceeds relating to interest; provided that with respect to the first Collection Period, the Interest Remittance Amount shall be reduced by an amount equal to five days of interest due and collected or advanced on the Mortgage Loans.

         The "Interest Accrual Period" for any Distribution Date is the period from the Distribution Date in the month immediately preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, from the Closing Date) through the day before such Distribution Date. All distributions of interest will be based on a 360-day year and the actual number of days in the applicable Interest Accrual Period.

PASS-THROUGH RATES

         The Pass-Through Rate on each Class of Offered Certificates on each Distribution Date will be a rate per annum equal to the least of (i) One-Month LIBOR (as defined herein) plus the applicable Pass-Through Margin (the "LIBOR Rate"), (ii) the Available Funds Pass-Through Rate for such Distribution Date, and (iii) the weighted average Expense Adjusted Maximum Mortgage Rate for all Mortgage Loans. The "Pass-Through Margin" for each Class of Offered Certificates will be as set forth below; provided, however, that for each Interest Accrual Period beginning after the Distribution Date on which the aggregate Stated Principal Balance (as defined herein) of the Mortgage Loans is [10]% or less of the Stated Principal Balance of the Mortgage Loans as of the Cut-off Date (the "Cut-off Date Pool Principal Balance") each such Pass-Through Margin will be doubled for the Senior Certificates and increased by __% for the Subordinated Certificates:

                  Class                    Pass-Through Margin
                  A                                     ___%
                  M-1                                   ___%
                  M-2                                   ___%
                  B                                     ___%

         The "Available Funds Pass-Through Rate" will be, with respect to any Distribution Date, the per annum rate equal to the percentage obtained by dividing (x) the amount of interest that accrued on the Mortgage Loans in respect of the related Collection Period at the weighted average of the related Mortgage Rates applicable to monthly payments due on such Mortgage Loans during such Collection Period, reduced by the Expense Fee Rate, by (y) the product of (i) the aggregate Class Certificate Balance and (ii) the actual number of days elapsed during such Interest Accrual Period divided by 360.

         The "Expense Adjusted Maximum Mortgage Rate" on any Mortgage Loan is equal to the applicable Maximum Mortgage Rate thereon minus the sum of (i) the Trustee Fee Rate, and (ii) the Servicing Fee Rate (collectively, the "Expense Fee Rate"). For any Distribution Date, the Trustee Fee Rate is _____% per annum and the Servicing Fee Rate is ___% per annum.

         The Pass-Through Rate on each Class of Offered Certificates for the current Interest Accrual Period, to the extent it has been determined, and for the immediately preceding Interest Accrual Period may be obtained by telephoning the Trustee at (___) ___-____.

PRINCIPAL DISTRIBUTIONS

         With respect to each Distribution Date (a) before the Stepdown Date or (b) with respect to which a Trigger Event is in effect, Holders of the Class A Certificates will be entitled to receive 100% of the Principal Distribution Amount for such Distribution Date until the Class Certificate Balance thereof has been reduced to zero.

         In the event that on any Distribution Date on or after the Stepdown Date on which a Trigger Event is in effect the Holders of the Class A Certificates will be entitled to receive 100% of the Principal Distribution Amount until the Class Certificate Balance of the Class A Certificates has been reduced to zero. Once the Class Certificate Balance of the Class A Certificates has been reduced to zero, the Holders of the Class M-1 Certificates will be entitled to receive 100% of the Principal Distribution Amount for such Distribution Date until the Class Certificate Balance of the Class M-1 Certificates has been reduced to zero. Similarly if the Class Certificate Balance of the Class M-1 Certificates has been reduced to zero, the Holders of the Class M-2 Certificates will be entitled to receive 100% of the Principal Distribution Amount until the Class Certificate Balance of the Class M-2 Certificates has been reduced to zero. Finally, if the Class Certificate Balance of the Class M-2 Certificates has been reduced to zero, the Holders of the Class B Certificates will be entitled to receive 100% of the Principal Distribution Amount until the Class Certificate Balance of the Class B Certificates has been reduced to zero.

         With respect to each Distribution Date (a) on or after the Stepdown Date and (b) as long as a Trigger Event is not in effect, the Holders of all Classes of Offered Certificates will be entitled to receive payments of principal, in the order of priority and in the amounts set forth below and to the extent of the Principal Distribution Amount:

         First, the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount will be distributed to the Class A Certificates, until the Class Certificate Balance thereof has been reduced to zero;

         Second, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificates in clause First above and (y) the Class M-1 Principal Distribution Amount will be distributed to the Class M-1 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

         Third, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates in clause First above and the amount distributed to the Class M-1 Certificates in clause Second above and (y) the Class M-2 Principal Distribution Amount will be distributed to the Class M-2 Certificates, until the Class Certificate Balance thereof has been reduced to zero;

         Fourth, the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the sum of the amount distributed to the Class A Certificates pursuant to Clause First above, the amount distributed to the Class M-1 Certificates pursuant to Clause Second above and the amount distributed to the Class M-2 Certificates pursuant to Clause Third above and
(y) the Class B Principal Distribution Amount will be distributed to the Class B Certificates, until the Class Certificate Balance thereof has been reduced to zero; and

         Fifth, any amount of the Principal Remittance Amount remaining after making all of the distributions in Clauses First, Second, Third and Fourth above will be included as part of the Monthly Excess Cashflow Amount and will be applied as described below under "--Application of Monthly Excess Cashflow Amounts."

         For purposes of the foregoing, the following terms will have the respective meanings set forth below.

         "Class A Principal Distribution Amount" means as of any Distribution Date (a) prior to the Stepdown Date or with respect to which a Trigger Event is in effect, the lesser of (i) 100% of the Principal Distribution Amount and
(ii) the Class Certificate Balance of the Class A Certificates and (b) on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the Class Certificate Balance of the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately ___% and (ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $_________.

         "Class M-1 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (ii) the Class Certificate Balance of the Class M-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately ___% and (ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $________.

         "Class M-2 Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date) and (iii) the Class Certificate Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately ___% and (ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $_______.

         "Class B Principal Distribution Amount" means as of any Distribution Date on or after the Stepdown Date and as long as a Trigger Event is not in effect, the positive difference, if any, of the excess of (x) the sum of (i) the Class Certificate Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (ii) the Class Certificate Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (iii) the Class Certificate Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and
(iv) the Class Certificate Balance of the Class B Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately ___% and (ii) the Pool Principal Balance as of the last day of the related Collection Period and (B) the Pool Principal Balance as of the last day of the related Collection Period minus $_______.

         "Extra Principal Distribution Amount" means, as of any Distribution Date, the lesser of (x) the Monthly Excess Interest Amount for such Distribution Date and (y) the Overcollateralization Deficiency for such Distribution Date, provided that on the first Distribution Date principal due during the period from the Cut-off Date to the related Determination Date will be distributed, which will reduce the amount available on such Distribution Date for distribution as Extra Principal Distribution Amount.

         "Liquidated Mortgage Loan" means as to any Distribution Date, a Mortgage Loan with respect to which the Servicer has determined, in accordance with the servicing procedures specified in the Agreement, as of the end of the preceding Collection Period, that all Liquidation Proceeds which it expects to recover with respect to such Mortgage Loan have been recovered.

         "Overcollateralization Amount" means as of any Distribution Date the excess, if any, of (x) the Pool Principal Balance as of the last day of the immediately preceding Collection Period over (y) the aggregate Class Certificate Balance of all Classes of Offered Certificates (after taking into account all distributions of principal on such Distribution Date).

         "Overcollateralization Deficiency" means, as of any Distribution Date, the excess, if any, of (x) the Targeted Overcollateralization Amount for such Distribution Date over (y) the Overcollateralization Amount for such Distribution Date, calculated for this purpose after taking into account the reduction on such Distribution Date of the Class Certificate Balances of all Classes of the Offered Certificates resulting from the distribution of the Principal Remittance Amount (but not the Extra Principal Distribution Amount) on such Distribution Date, but prior to taking into account any Applied Realized Loss Amounts on such Distribution Date.

         "Overcollateralization Release Amount" means, with respect to any Distribution Date after the Stepdown Date on which a Trigger Event is not in effect, the lesser of (x) the Principal Remittance Amount for such Distribution Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Distribution Date, assuming that 100% of the Principal Remittance Amount is applied as a principal payment on the Offered Certificates on such Distribution Date, over (ii) the Targeted
Overcollateralization Amount for such Distribution Date.

         "Principal Distribution Amount" means as of any Distribution Date, the sum of (i) the Principal Remittance Amount (minus, for Distribution Dates occurring on and after the Stepdown Date and for which a Trigger Event is not in effect, the Overcollateralization Release Amount, if any) and (ii) the Extra Principal Distribution Amount, if any.

         "Principal Remittance Amount" means, with respect to any Distribution Date, to the extent of funds available therefor as described herein the amount equal to the sum (less certain amounts available for reimbursement of Monthly Advances and Servicing Advances as described below under "-Advances" and certain other reimbursable expenses pursuant to the Agreement) of the following amounts (without duplication) with respect to the immediately preceding Collection Period: (i) each payment of principal on a Mortgage Loan received by the Servicer during such Collection Period, including all full and partial principal prepayments and any Advances with respect thereto, (ii) the Net Liquidation Proceeds allocable to principal actually collected by the Servicer during the related Collection Period, (iii) the portion of the Purchase Price allocable to principal of all repurchased Defective Mortgage Loans with respect to such Collection Period and (iv) any Substitution Adjustment Amounts received on or prior to the previous Determination Date and not yet distributed.

         "Senior Enhancement Percentage" for any Distribution Date is the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balance of the Subordinated Certificates and (ii) the Overcollateralization Amount, in each case after taking into account the distribution of the Principal Distribution Amount on such Distribution Date by
(y) the Pool Principal Balance as of the last day of the related Collection Period.

         "Senior Specified Enhancement Percentage" on any date of determination thereof means 30.50%.

         "60+ Day Delinquent Loan" means each Mortgagee Loan with respect to which any portion of a Monthly Payment is, as of the last day of the prior Collection Period, two months or more past due (without giving effect to any grace period), each Mortgage Loan in foreclosure, all REO Property and each Mortgage Loan for which the Mortgagor has filed for bankruptcy.

         "Stepdown Date" means the earlier to occur of (i) the later to occur of (x) the Distribution Date in _______ ____ and (y) the first Distribution Date on which the Senior Enhancement Percentage (after taking into account distributions of principal on such Distribution Date) is greater than or equal to the Senior Specified Enhancement Percentage and (ii) the Distribution Date on which the Class Certificate Balance of the Class A Certificates has been reduced to zero.

         "Targeted Overcollateralization Amount" means as of any Distribution Date, (x) prior to the Stepdown Date, ___% of the initial Class Certificate Balance of the Pool Principal Balance and (y) on and after the Stepdown Date and assuming a Trigger Event is not in effect, the greater of (i) __% of the Pool Principal Balance as of the last day of the related Collection Period and
(ii) $_______. If a Trigger Event is in effect on and after the Stepdown Date, the Targeted Overcollateralization Amount shall be equal to the Targeted Overcollateralization Amount for the immediately preceding Distribution Date.

         A "Trigger Event" has occurred on a Distribution Date if the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds one-half of the Senior Enhancement Percentage; provided, that if the Class Certificate Balance of the Class A Certificates has been reduced to zero, a Trigger Event will have occurred if the three-month rolling average of 60+ Day Delinquent Loans equals or exceeds ____%.

CREDIT ENHANCEMENT

         The credit enhancement consists of the subordination of the Subordinated Certificates to the Class A Certificates, the further subordination of each other Class of Subordinated Certificates that is junior in priority of distribution, the priority of the application of the Applied Realized Loss Amounts and the overcollateralization provisions of the Trust Fund as described herein.

         The rights of the holders of the Subordinated Certificates to receive distributions with respect to the Mortgage Loans will be subordinated, to the extent described herein, to such rights of the holders of the Class A Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates of the full amount of their scheduled monthly payment of interest and principal and to afford such Certificateholders protection against Realized Losses. The protection afforded to the holders of the Class A Certificates by means of the subordination of the Subordinated Certificates will be accomplished by the preferential right of the holders of the Class A Certificates to receive, prior to any distribution being made on a Distribution Date in respect of the Subordinated Certificates, the amounts of interest due them and principal available for distribution on such Distribution Date.

         In addition, the rights of the holders of the Class M-2 and Class B Certificates to receive distributions will be subordinated, to the extent described herein, to such rights of the holders of the Class A Certificates and the Class M-1 Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates and the Class M-1 Certificates of the amount of interest due them and principal available for distribution and to afford such Certificateholders with protection against losses.

         The rights of the holders of the Class B Certificates to receive distributions will be subordinated in the same manner to such rights of the holders of the Class A Certificates, the Class M-1 Certificates and the Class M-2 Certificates. This subordination is intended to enhance the likelihood of regular receipt by the holders of the Class A Certificates, the Class M-1 Certificates and the Class M-2 Certificates of the amount of interest due them and principal available for distribution and to afford such Certificateholders with protection against losses.

         The protection afforded to the Class B Certificateholders against losses is provided by the Overcollateralization Amount and the Monthly Excess Cashflow Amounts, as described below.

ALLOCATION OF LOSSES

         If a Mortgage Loan becomes a Liquidated Mortgage Loan during a Collection Period, the Net Liquidation Proceeds relating thereto and allocated to principal may be less than the Stated Principal Balance of such Mortgage Loan. The amount of such insufficiency is a "Realized Loss." Realized Losses will, in effect, be absorbed first by the Class R Certificates (through the application of the Monthly Excess Interest Amount to fund such deficiency, as well as through a reduction in the Overcollateralization Amount).

         If, after giving effect to the distribution of the Principal Distribution Amount on any Distribution Date the aggregate Class Certificate Balance of the Offered Certificates exceeds the Pool Principal Balance as of the end of the related Collection Period, such excess will be allocated against the Class B, Class M-2, Class M-1 and Class A Certificates, in that order and until the respective Class Certificate Balances thereof are reduced to zero. Any allocation of such excess in reduction of a Class Certificate Balance is referred to as an "Applied Realized Loss Amount." Any such reduction of a Class Certificate Balance will not be reversed or reinstated. However, on future Distribution Dates, Certificateholders of the related Class may receive amounts in respect of prior reductions in the related Class Certificate Balances as described below. Such subsequent payments will be applied in the reverse of the order set forth above.

APPLICATION OF MONTHLY EXCESS CASHFLOW AMOUNTS

         The weighted average Available Funds Pass-Through Rate for the Mortgage Loans is generally expected to be higher than the weighted average of the Pass-Through Rates on the Offered Certificates, thus generating certain excess interest collections which, in the absence of losses, will not be necessary to fund interest distributions on the Offered Certificates. This excess interest for a Collection Period, together with interest on the Overcollateralization Amount itself, is the "Monthly Excess Interest Amount."

         The required level of overcollateralization for any Distribution Date is the Targeted Overcollateralization Amount. The Targeted
Overcollateralization Amount is initially (i.e., prior to the Stepdown Date) $________.

         If Realized Losses not accounted for by an application of the Monthly Excess Interest Amount occur, such Realized Losses will result in an Overcollateralization Deficiency (since it will reduce the Pool Principal Balance without giving rise to a corresponding reduction of the aggregate Class Certificate Balance). The cashflow priorities of the Trust Fund require that, in this situation, an Extra Principal Distribution Amount be paid (subject to the availability of any Monthly Excess Cashflow Amount in subsequent months) for the purpose of re-establishing the Overcollateralization Amount at the then-required Targeted Overcollateralization Amount.

         On and after the Stepdown Date and assuming that a Trigger Event is not in effect, the Targeted Overcollateralization Amount may be permitted to decrease or "step-down." If the Targeted Overcollateralization Amount is permitted to "step-down" on a Distribution Date, the Agreement permits a portion of the Principal Remittance Amount for such Distribution Date not to be passed through as a distribution of principal on such Distribution Date. This has the effect of decelerating the amortization of the Offered Certificates relative to the Pool Principal Balance, thereby reducing the actual level of the Overcollateralization Amount to the new, lower Targeted Overcollateralization Amount. This portion of the Principal Remittance Amount not distributed as principal on the Offered Certificates therefore releases overcollateralization from the Trust Fund. The amount of such releases are the "Overcollateralization Release Amounts."

         On any Distribution Date, the sum of the Monthly Excess Interest Amount and the Overcollateralization Release Amount is the "Monthly Excess Cashflow Amount", which is required to be applied in the following order of priority on such Distribution Date:

          (1)  to fund the Class A Interest Carry Forward Amount, if any;

          (2) to fund the Extra Principal Distribution Amount for such Distribution Date;

          (3)  to fund the Class M-1 Interest Carry Forward Amount, if any;

          (4) to fund the Class M-1 Realized Loss Amortization Amount for such Distribution Date;

          (5)  to fund the Class M-2 Interest Carry Forward Amount, if any;

          (6) to fund the Class M-2 Realized Loss Amortization Amount for such Distribution Date;

          (7)  to fund the Class B Interest Carry Forward Amount, if any;

          (8) to fund the Class B Realized Loss Amortization Amount for such Distribution Date;

          (9) to fund the aggregate amount of LIBOR Carryover Amount, among all Classes of Offered Certificates in proportion to the respective LIBOR Carryover Amounts for each such Class in the same priority order as interest distributions;

          (10) to fund a distribution to the Holders of the Class B
               Certificates;

          (11) to fund a distribution to the Holders of the Class X Certificates; and

          (12) to fund a distribution to the Holders of the Class R
               Certificates.

         For purposes of the foregoing, the following terms will have the respective meanings set forth below.

         "Class B Applied Realized Loss Amount" means, as to the Class B Certificates and as of any Distribution Date, the lesser of (x) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class B Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the Applied Realized Loss Amount as of such Distribution Date.

         "Class B Realized Loss Amortization Amount" means, as to the Class B Certificates and as of any Distribution Date, the lesser of (x) the Class B Unpaid Realized Loss Amount as of such Distribution Date and (y) the excess of
(i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount, the Class M-1 Realized Loss Amortization Amount, the Class M-2 Realized Loss Amortization Amount, the Class M-1 Interest Carry Forward Amount, the Class M-2 Interest Carry Forward Amount and the Class B Interest Carry Forward Amount, in each case for such Distribution Date.

         "Class M-1 Applied Realized Loss Amount" means, as to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-1 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the Applied Realized Loss Amount as of such Distribution Date over (ii) the sum of the Class M-2 Applied Realized Loss Amount and the Class B Applied Realized Loss Amount, in each case as of such Distribution Date.

         "Class M-1 Realized Loss Amortization Amount" means, as to the Class M-1 Certificates and as of any Distribution Date, the lesser of (x) the Class M-1 Unpaid Realized Loss Amount as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount and the Class M-1 Interest Carry Forward Amount, in each case for such Distribution Date.

         "Class M-2 Applied Realized Loss Amount" means, as to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Class Certificate Balance thereof (after taking into account the distribution of the Principal Distribution Amount on such Distribution Date, but prior to the application of the Class M-2 Applied Realized Loss Amount, if any, on such Distribution Date) and (y) the excess of (i) the related Applied Realized Loss Amount as of such Distribution Date over (ii) the Class B Applied Realized Loss Amount and the Class B Applied Realized Loss Amount, in each case as of such Distribution Date.

         "Class M-2 Realized Loss Amortization Amount" means, as to the Class M-2 Certificates and as of any Distribution Date, the lesser of (x) the Class M-2 Unpaid Realized Loss Amount as of such Distribution Date and (y) the excess of (i) the Monthly Excess Cashflow Amount over (ii) the sum of the Class A Interest Carry Forward Amount, the Extra Principal Distribution Amount, the Class M-1 Interest Carry Forward Amount, the Class M-1 Realized Loss Amortization Amount and the related Class M-2 Interest Carry Forward Amount, in each case for such Distribution Date.

         "Unpaid Realized Loss Amount" means for any Class of Subordinated Certificates and as to any Distribution Date, the excess of (x) the aggregate cumulative amount of related Applied Realized Loss Amounts with respect to such Class for all prior Distribution Dates over (y) the aggregate, cumulative amount of related Realized Loss Amortization Amounts with respect to such Class for all prior Distribution Dates.

MONTHLY ADVANCES

         Subject to the following limitations, the Servicer will be obligated to advance or cause to be advanced by the Servicer before each Distribution Date its own funds in an amount equal to the aggregate of all payments of principal and interest, net of the Servicing Fee Rate, that were due during the related Collection Period on the Mortgage Loans and that were delinquent on the related Determination Date, plus certain amounts representing assumed payments not covered by any current net income on the Mortgaged Properties acquired by foreclosure or deed in lieu of foreclosure (any such advance, a "Monthly Advance").

         Monthly Advances are required to be made only to the extent they are deemed by the Servicer to be recoverable from related late collections, insurance proceeds or liquidation proceeds. The purpose of making such Monthly Advances is to maintain a regular cash flow to the Certificateholders, rather than to guarantee or insure against losses. The Servicer will not be required to make any Monthly Advances with respect to reductions in the amount of the monthly payments on the Mortgage Loans due to bankruptcy proceedings or the application of the Relief Act.

         All Monthly Advances will be reimbursable to the Servicer from late collections, insurance proceeds and liquidation proceeds from the Mortgage Loan as to which such unreimbursed Monthly Advances were made. In addition, any Monthly Advances or Servicing Advances previously made in respect of any Mortgage Loan that are deemed by the Servicer to be nonrecoverable from related late collections, insurance proceeds or liquidation proceeds may be reimbursed to the Servicer out of any funds in the Collection Account prior to the distributions on the Certificates. In the event the Servicer fails in its obligations to make any such advance, the Trustee will be obligated to make any such advance, to the extent required in the Agreement.

                        POOLING AND SERVICING AGREEMENT

GENERAL

         The Certificates will be issued pursuant to the Agreement, a form of which is filed as an exhibit to the Registration Statement. The Trust Fund created under the Agreement will consist of (i) all of the Depositor's right, title and interest in the Mortgage Loans, the related Mortgage Notes, Mortgages and other related documents, (ii) all payments on or collections in respect of the Mortgage Loans received after the Cut-off Date (other than payments due on or before the Cut-off Date), together with any proceeds thereof, (iii) any Mortgaged Properties acquired on behalf of Certificateholders by foreclosure or by deed in lieu of foreclosure, and any revenues received thereon, (iv) the rights of the Trustee under all insurance policies required to be maintained pursuant to the Agreement and (v) the rights of the Depositor under the Mortgage Loan Purchase Agreement between the Depositor and the Mortgage Loan Originator. Reference is made to the Prospectus for important information in addition to that set forth herein regarding the Trust Fund, the terms and conditions of the Agreement and the Offered Certificates. The Offered Certificates will be transferable and exchangeable at the corporate trust offices of the Trustee, located in _______, ______. The Depositor will provide to a prospective or actual Certificateholder without charge, on written request, a copy (without exhibits) of the Agreement. Requests should be addressed to the Secretary, Merrill Lynch Mortgage Investors, Inc.

ASSIGNMENT OF THE MORTGAGE LOANS

         The Depositor will deliver to the Trustee with respect to each Mortgage Loan (i) the original Mortgage Note endorsed without recourse to the Trustee to reflect the transfer of the Mortgage Loan, (ii) the original Mortgage with evidence of recording indicated thereon and (iii) an original assignment of the Mortgage in recordable form to the Trustee, reflecting the transfer of the Mortgage Loan. Such assignments of Mortgage Loans are required to be recorded by or on behalf of the Depositor in the appropriate offices for real property records. The Trustee, concurrently with the Depositor's assignment, will deliver the Certificates to the Depositor in exchange for the Mortgage Loans.

THE SERVICER

         The Mortgage Loans will be serviced on behalf of the Trust Fund by _______, a _______ (the "Servicer"). The information set forth in the following paragraphs has been provided by the Servicer and neither the Depositor nor any other party makes any representation as to the accuracy or completeness of such information.

         [Specific information as provided by the Servicer.]

         Delinquency and Foreclosure Experience. The following table sets forth the delinquency and foreclosure experience of the mortgage loans serviced by the Servicer as of the date indicated. The Servicer's portfolio of mortgage loans may differ significantly from the Mortgage Loans in terms of interest rates, principal balances, geographic distribution, types of properties and other possibly relevant characteristics. There can be no assurance, and no representation is made, that the delinquency and foreclosure experience with respect to the Mortgage Loans will be similar to that reflected in the table below, nor is any representation made as to the rate at which losses may be experienced on liquidation of defaulted Mortgage Loans. The actual delinquency experience on the Mortgage Loans will depend, among other things, upon the value of the real estate securing such Mortgage Loans and the ability of the related mortgagor to make required payments. It should be noted that the Servicer's business emphasizes to a certain degree the acquisition of servicing rights with respect to non-performing and subperforming mortgage loans, and the Servicer has been an active participant in the market for such servicing rights over the past several months. The acquisition of such servicing rights may have affected the delinquency and foreclosure experience of the Servicer in the period ending on _______ __, ____ as compared with the period ending on _______ __, ____.


                                                            DELINQUENCY AND FORECLOSURE EXPERIENCE1

                                     As of ____ __, ____                               As of ____ __, ____
                         ---------------------------------------------     --------------------------------------------

                           No. of                           % by            No. of                           % by
                            Loans                         Principal          Loans       Principal        Principal
                                     Principal Balance2    Balance                        Balance2         Balance
                                     ------------------    -------                                         -------
Current Loans                             $                     %                            $
Period of Delinquency3
   30-59                                                        %
   60-89                                                        %
   90 Days or More                         __________           %            ______       ___________        _______
                                           ----------        ----            ------       -----------        -------
     Total Delinquencies                                        %
Foreclosure/Bankruptcies4                                       %
Real Estate Owned                                               %

                         ---------------------------------------------     --------------------------------------------
Total Portfolio             _______     $________          100.0%           _______          $_______        100.00%
                            =======     =========          ======           =======          ========        =======

                   As of ______ __, ____
   ---------------------------------------------

                                    % by
   No. of                         Principal
     Loans    Principal Balance2   Balance
     -----    -----------------    -------
                     $                        %

                                              %
                                              %
     ______         __________           _____%
     ------         ----------           ------
                                              %
                                              %
                                              %

   ---------------------------------------------
     ______          $________     100.0%
     ======          =========     ======




(1) The table shows mortgage loans which were delinquent or for which foreclosure proceedings had been instituted as of the date indicated.

(2) For Real Estate Owned properties, the Principal Balance is at the time of foreclosure.

(3) No mortgage loan is included in this section of the table as delinquent until it is 30 days past due.

(4) Exclusive of the number of loans and Principal Balance shown in Period of Delinquency.

         It is unlikely that the delinquency experience of the Mortgage Loans comprising the Mortgage Pool will correspond to the delinquency experience of the Servicer's mortgage portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for the Servicer's mortgage servicing portfolio (which may differ substantially from the Mortgage Pool with respect to credit underwriting standards and other factors) only for the periods presented, whereas the aggregate delinquency experience on the Mortgage Loans comprising the Mortgage Pool will depend on the results obtained over the life of the Mortgage Pool. There can be no assurance that the Mortgage Loans comprising the Mortgage Pool will perform in a manner consistent with the delinquency or foreclosure experience described herein. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the Servicer. In addition, adverse economic conditions may affect the timely payment by Mortgagors of scheduled payments of principal and interest on the Mortgage Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the Mortgage Pool.

THE TRUSTEE

         __________ will act as Trustee for the Certificates pursuant to the Agreement. The Trustee's offices for notices under the Agreement are located at ________, ______, _____ _____, and its telephone number is (___) ___-____.
The principal compensation to be paid to the Trustee in respect of its obligations under the Agreement will be equal to accrued interest at the Trustee Fee Rate of _____% per annum on the Stated Principal Balance of each Mortgage Loan. The Agreement will provide that the Trustee and any director, officer, employee or agent of the Trustee will be indemnified by the Trust Fund and will be held harmless against any loss, liability or expense (not including expenses, disbursements and advances incurred or made by the Trustee, including the compensation and the expenses and disbursements of its agents and counsel, in the ordinary course of the Trustee's performance in accordance with the provisions of the Agreement) incurred by the Trustee arising out of or in connection with the acceptance or administration of its obligations and duties under the Agreement, other than any loss, liability or expense (i) resulting from the Servicer's actions or omissions in connection with the Agreement and the Mortgage Loans, (ii) that constitutes a specific liability of the Trustee under the Agreement or (iii) incurred by reason of willful misfeasance, bad faith or negligence in the performance of the Trustee's duties under the Agreement or as a result of a breach, or by reason of reckless disregard, of the Trustee's obligations and duties under the Agreement.

SERVICING AND OTHER COMPENSATION AND PAYMENT OF EXPENSES

         The principal compensation to be paid to the Servicer in respect of it servicing activities for the Certificates will be equal to accrued interest at the Servicing Fee Rate of ___% per annum, in each case with respect to each Mortgage Loan on the Stated Principal Balance of each Mortgage Loan. As additional servicing compensation, the Servicer is entitled to retain all assumption fees, late payment charges and other fees and charges (other than prepayment penalties) to the extent collected from mortgagors, together with any interest or other income earned on funds held in the Certificate Account and any escrow accounts. The Servicer will be obligated to offset any Prepayment Interest Shortfall on any Distribution Date (payments made by the Servicer in satisfaction of such obligation, "Compensating Interest") to the extent of the Servicing Fee for such Distribution Date. The Servicer is obligated to pay certain insurance premiums and certain ongoing expenses associated with the Mortgage Pool and incurred by the Servicer in connection with its responsibilities with respect to the Mortgage Loans and is entitled to reimbursement therefor as provided in the Agreement.

VOTING RIGHTS

         Certain actions specified in the Prospectus that may be taken by holders of Certificates evidencing a specified percentage of all undivided interests in the Trust Fund may be taken by holders of Certificates entitled in the aggregate to such percentage of Voting Rights. The percentage of the Voting Rights allocated among Holders of the Offered Certificates (other than the Class X Certificates) will be __%; the percentage of the Voting Rights allocated to the Holders of the Class X Certificates will be __%; and the percentage of the Voting Rights allocated among Holders of the Class R Certificates will be _%. The Voting Rights allocated to each Class of Certificates will be allocated among all Holders of each such Class in proportion to the outstanding Certificate Principal Balance of such Certificates.

TERMINATION

         The circumstances under which the obligations created by the Agreement will terminate in respect of the Certificates are described in "Description of the Certificates--Termination" in the Prospectus. The Depositor will have the right to purchase all remaining Mortgage Loans and any properties acquired in respect thereof and thereby effect early retirement of the Certificates on any Distribution Date following the Collection Period during which the aggregate principal balance of the Mortgage Loans and such properties at the time of purchase is [10]% or less of the Cut-off Date Pool Principal Balance. In the event the Depositor exercises such option, the purchase price payable in connection therewith generally will be equal to par plus accrued interest for each Mortgage Loan at the related Mortgage Rate to but not including the first day of the month in which such repurchase price is distributed. In the event the Depositor exercises such option, the portion of the purchase price allocable to the each Class of Offered Certificates will be, to the extent of available funds (i) 100% of the then outstanding Class Certificate Balance thereof, plus (ii) one month's interest on the then outstanding Class Certificate Balance thereof at the then applicable Pass-Through Rate, plus (iii) any previously accrued but unpaid interest thereon, plus (iv) any related LIBOR Carryover Amount. In no event will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the survivor of the persons named in the Agreement. See "Description of the Certificates--Termination" in the Prospectus.

                    CERTAIN FEDERAL INCOME TAX CONSEQUENCES

GENERAL

         The Trust Agreement provides that the Trust Fund, exclusive of the rights of the Offered Certificates to receive interest payments in excess of the weighted average interest rate that accrued on the Mortgage Loans in respect of the related Collection Period (the "Cap Contract") which is held by the Trust Fund in the Basis Risk Reserve Fund, will comprise multiple REMICs organized in a tiered REMIC structure. Each Lower Tier REMIC will issue uncertificated regular interests and those interests will be held entirely by the REMIC immediately above it in the tiered structure. Each of the Lower Tier REMICs and the Upper Tier REMIC will designate a single class of interests as the residual interest in that REMIC. The Class R Certificate will represent beneficial ownership of the residual interests in each of the REMICs. Elections will be made to treat each Lower Tier REMIC and the Upper Tier REMIC as a REMIC for federal income tax purposes.

         Each Class of Offered Certificates and the Class X Certificates will represent beneficial ownership of a corresponding class of regular interests issued by the Upper Tier REMIC. In addition, each of the Offered Certificates will represent a beneficial interest in the right to receive payments under the cap contract from the Basis Risk Reserve Fund.

         Upon the issuance of the Offered Certificates, Brown & Wood LLP ("Tax Counsel") will deliver its opinion to the effect that, assuming compliance with the Trust Agreement, for federal income tax purposes, each Lower Tier REMIC and the Upper Tier REMIC will qualify as a REMIC within the meaning of
Section 860D of the Internal Revenue Code of 1986, as amended (the "Code"). In addition, Tax Counsel will deliver an opinion to the effect that the Basis Risk Reserve Fund is an "outside reserve fund" that is beneficially owned by the holders of the Class X Certificates. Moreover, Tax Counsel will deliver an opinion to the effect that the rights of the holders of the Offered Certificates to receive payments from the Basis Risk Reserve Fund represent, for federal income tax purposes, interests in an interest rate cap contract.

TAXATION OF REGULAR INTERESTS

         A holder of a Class of Offered Certificates will be treated for federal income tax purposes as owning an interest in the corresponding Class of Regular Interest in the Upper Tier REMIC and an interest in the Cap Contract. A holder of an Offered Certificate must allocate its purchase price for the Offered Certificate between its two components - the REMIC Regular Interest component and the Cap Contract component. For information reporting purposes, the Trustee will assume that, with respect to any Offered Certificate, the Cap Contract component will have only nominal value relative to the value of the Regular Interest component. The Internal Revenue Service (the "IRS") could, however, argue that the Cap Contract component has a greater value than that allocated, and if that argument were to be sustained, the Regular Interest component could be viewed as having been issued with an additional amount of original issue discount ("OID") (which could cause the total amount of OID to exceed a statutorily defined de minimis amount). See "Certain Federal Income Tax Consequences - Taxation of Owners REMIC Regular Certificates - Original Issue Discount and Premium" in the Prospectus.

         For federal income tax reporting purposes, it is expected that the Offered Certificates will not be treated as having been issued with original issue discount. The prepayment assumption that will be used in determining the rate of accrual of original issue discount, premium and market discount, if any, for federal income tax purposes will be based on the assumption that subsequent to the date of any determination the Mortgage Loans will prepay at a constant rate of __% CPR. No representation is made that the Mortgage Loans will prepay at such rate or at any other rate. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

         The IRS has issued regulations (the "OID Regulations") under Sections 1271 to 1275 of the Code generally addressing the treatment of debt instruments issued with original issue discount. Purchasers of the Offered Certificates should be aware that the OID Regulations do not adequately address certain issues relevant to, or are not applicable to, securities such as the Offered Certificates. Because of the uncertainty concerning the application of Section 1272(a)(6) of the Code to such Certificates, and because the rules of the OID Regulations relating to debt instruments having an adjustable rate of interest are limited in their application in ways that could preclude their application to such Certificates even in the absence of
Section 1272(a)(6) of the Code, the IRS could assert that the Offered Certificates should be treated as issued with original issue discount or should be governed by the rules applicable to debt instruments having contingent payments or by some other manner not yet set forth in regulations. Prospective purchasers of the Offered Certificates are advised to consult their tax advisors concerning the tax treatment of such Certificates.

         It appears that a reasonable method of reporting original issue discount with respect to the Offered Certificates if such Certificates are required to be treated as issued with original issue discount generally would be to report all income with respect to such Certificates as original issue discount for each period, computing such original issue discount (i) by assuming that the value of the applicable Index will remain constant for purposes of determining the original yield to maturity of, and projecting future distributions on such Certificates, thereby treating such Certificates as fixed rate instruments to which the original issue discount computation rules described in the Prospectus can be applied, and (ii) by accounting for any positive or negative variation in the actual value of the applicable Index in any period from its assumed value as a current adjustment to original issue discount with respect to such period. See "Certain Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Original Issue Discount" in the Prospectus.

         Upon the sale, exchange, or other disposition of an Offered Certificate, the holder must allocate the amount realized between the two components of the Offered Certificate based on the relative fair market values of those components at the time of sale. Assuming that an Offered Certificate is held as a "capital asset" within the meaning of Section 1221 of the Code, gain or loss on the disposition of an interest in the Cap Contract component should be capital gain or loss, and gain or loss on the disposition of the Regular Interest component should, subject to the limitation described below, be capital gain or loss. Gain attributable to the Regular Interest component of an Offered Certificate will be treated as ordinary income, however, to the extent such gain does not exceed the excess, if any, of (i) the amount that would have been includible in the holder's gross income with respect to the Regular Interest component had income thereon accrued at a rate equal to 110% of the applicable federal rate as defined in Section 1274(d) of the Code determined as of the date of purchase of the Offered Certificate over (ii) the amount actually included in such holder's income.

         The Offered Certificates will be treated as assets described in
Section 7701(a)(19)(C) of the Code and "real estate assets" under Section 856(c)(4)(A) of the Code, generally in the same proportion that the assets in the Trust Fund would be so treated. In addition, interest on the Offered Certificates will be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code, generally to the extent that the Offered Certificates are treated as "real estate assets" under
Section 856(c)(4)(A) of the Code. Investors are cautioned that since the Offered Certificates comprise rights in addition to the rights under the Offered Regular Interests, the Offered Certificates will not in their entirety constitute assets described in Section 7701(a)(19) of the Code or real estate assets described in Section 856(c)(4)(A) of the Code, and income earned on the Offered Regular Certificates will qualify as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code only to the extent that the income reflects the income so qualifying earned by the Offered Regular Interests. The Offered Certificates also will not be treated as "qualified mortgages" under Section 860G(a)(3) of the Code in their entirety and may not be appropriate investments for REMICs. See "Certain Federal Income Tax Consequences--REMICs-- Characterization of Investments in REMIC Certificates" in the Prospectus.

         As indicated above, a portion of the purchase price paid by a holder to acquire an Offered Certificate will be attributable to the Cap Contract component of such Offered Certificate. The portion of the overall purchase price attributable to the Cap Contract component must be amortized over the life of an Offered Certificate, taking into account the declining balance of the related Regular Interest component. Treasury regulations concerning notional principal contracts provide alternative methods for amortizing the purchase price of an interest rate cap contract. Under one method - the level yield constant interest method - the price paid for an interest rate cap is amortized over the life of the cap as though it were the principal amount of a loan bearing interest at a reasonable rate. Holders are urged to consult their tax advisors concerning the methods that can be employed to amortize the portion of the purchase price paid for the Cap Contract component of an Offered Certificate.

         Any payments made to a holder from the Basis Risk Reserve Fund will be treated as periodic payments on an interest rate cap contract. To the extent the sum of such periodic payments for a year exceeds that year's amortized costs of the Cap Contract components, such excess is ordinary income. If for any year the amount of that year's amortized cost exceeds the sum of the periodic payments, such excess is allowable as an ordinary deduction.

         It is not anticipated that the Trust Fund will engage in any transactions that would subject it to the prohibited transactions tax as defined in Section 860F(a)(2) of the Code, the contributions tax as defined in
Section 860G(d) of the Code or the tax on net income from foreclosure property as defined in Section 860G(c) of the Code. However, in the event that any such tax is imposed on the Trust Fund, such tax will be borne (i) by the Trustee, if the Trustee has breached its obligations with respect to REMIC compliance under the Agreement, (ii) the Servicer, if the Servicer has breached its obligations with respect to REMIC compliance under the Agreement, and (iii) otherwise by the Trust Fund, with a resulting reduction in amounts otherwise distributable to Holders of the Offered Certificates. See "Description of the Certificates--General" and "Certain Federal Income Tax Consequences--REMICs--Prohibited Transactions Tax and Other Taxes" in the Prospectus.

         The responsibility for filing annual federal information returns and other reports will be borne by the Trustee and/or the Servicer. See "Certain Federal Income Tax Consequences--REMICs--Reporting and Other Administrative Matters" in the Prospectus.

         For further information regarding the federal income tax consequences of investing in the Offered Certificates, see "Certain Federal Income Tax Consequences--REMICs" in the Prospectus.

                                USE OF PROCEEDS

         Substantially all of the net proceeds to be received from the sale of the Offered Certificates will be applied by the Depositor to the purchase price of the Mortgage Loans and expenses connected with pooling the Mortgage Loans and issuing the Certificates.

                                 UNDERWRITING

         Subject to the terms and conditions set forth in the Underwriting Agreement relating to the Offered Certificates (the "Underwriting Agreement"), the Depositor has agreed to sell to Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter") and the Underwriter has agreed to purchase the Offered Certificates.

         In the Underwriting Agreement, the Underwriter has agreed, subject to the terms and conditions set forth therein, to purchase all of the Offered Certificates offered hereby, if any are purchased.

         The distribution of the Offered Certificates by the Underwriter will be effected from time to time in one or more negotiated transactions, or otherwise, at varying prices to be determined, in each case, at the time of sale. The Underwriter may effect such transactions by selling the Offered Certificates to or through dealers, and such dealers may receive from the Underwriter, for whom they act as agent, compensation in the form of underwriting discounts, concessions or commissions. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Offered Certificates may be deemed to be underwriters, and any discounts, concessions or commissions received by them, and any profit on the resale of the Offered Certificates positioned by them, may be deemed to be underwriting discounts and commissions under the Act.

         The Depositor has agreed to indemnify the Underwriter against, or make contributions to the Underwriter with respect to, certain liabilities, including liabilities under the Securities Act of 1933, as amended.

         [All of the Mortgage Loans evidenced by the Certificates have been acquired by the Depositor from Merrill Lynch Mortgage Capital Inc., an affiliate, which acquired them in a privately negotiated transaction with the Mortgage Loan Originator.]

         The Depositor is an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

                                 LEGAL MATTERS

         Certain legal matters relating to the Offered Certificates will be passed upon for the Depositor and the Underwriter by Brown & Wood LLP, New York, New York.

                                    RATINGS

         It is a condition to the issuance of the Offered Certificates that they receive the respective ratings set forth below from ________ and ________ (the "Rating Agencies"):

            Class                         _______                      ______
            -----                         -------                      ------

             A                              ___                           ___
             M-1                            ___                           ___
             M-2                            ___                           ___
             B                              ___                           ___

         The ratings of the Rating Agencies assigned to mortgage pass-through certificates address the likelihood of the receipt by Certificateholders of all distributions to which such Certificateholders are entitled. The rating process addresses structural and legal aspects associated with the Certificates, including the nature of the underlying mortgage loans. The ratings assigned to mortgage pass-through certificates do not represent any assessment of the likelihood that principal prepayments will be made by the mortgagors or the degree to which such prepayments will differ from that originally anticipated.

The ratings do not address the likelihood of the payment of any LIBOR Carryover Amount.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings initially assigned to the Offered Certificates are subsequently lowered for any reason, no person or entity is obligated to provide any additional credit support or credit enhancement with respect to the Offered Certificates.

         The Depositor has not requested that any rating agency rate the Offered Certificates other than as stated above. However, there can be no assurance as to whether any other rating agency will rate the Offered Certificates, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Offered Certificates by another rating agency, if assigned at all, may be lower than the ratings assigned to the Offered Certificates as stated above.

                               LEGAL INVESTMENT

         The Class A and Class M-1 Certificates will constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA") so long as they are rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization, and, as such, are legal investments for certain entities to the extent provided in SMMEA. SMMEA provided the states could override its provisions on legal investment and restrict or condition investment in mortgage related securities by taking statutory action on or prior to October 3, 1991. Certain states have enacted legislation which overrides the preemption provisions of SMMEA. The Class M-2 and Class B Certificates will NOT be "mortgage related securities" for purposes of SMMEA.

         The Depositor makes no representation as to the proper characterization of the Offered Certificates for legal investment or other purposes, or as to the ability of particular investors to purchase the Offered Certificates under applicable legal investment restrictions. The uncertainties may adversely affect the liquidity of the Offered Certificates. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and the extent to which the Offered Certificates constitute a legal investment under SMMEA or are subject to investment, capital or other restrictions. See "Legal Investment" in the Prospectus.

                             ERISA CONSIDERATIONS

         A fiduciary of any employee benefit plan or other retirement plans or arrangements (including individual retirement accounts and annuities, Keogh plans and collective investment funds and separate accounts in which such plans, accounts or arrangements are invested) that is subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Code should carefully review with its legal advisors whether the purchase or holding of Offered Certificates could give rise to a transaction that is prohibited or is not otherwise permitted either under ERISA or Section 4975 of the Code.

         The U.S. Department of Labor issued an individual exemption, Prohibited Transaction Exemption 90-29 (the "Exemption"), on May 24, 1990 to the Underwriter which generally exempts from the application of the prohibited transaction provisions of Section 406 of ERISA, and the excise taxes imposed on such prohibited transactions pursuant to Sections 4975(a) and (b) of the Code and Section 502(i) of ERISA, certain transactions, among others, relating to the servicing and operation of mortgage pools and the purchase, sale and holding of mortgage pass-through certificates underwritten by an Underwriter (as hereinafter defined), provided that certain conditions set forth in the Exemption are satisfied. For purposes of this discussion, the term "Underwriter" shall include (a) Merrill Lynch, Pierce, Fenner & Smith Incorporated, (b) any person directly or indirectly, through one or more intermediaries, controlling, controlled by or under common control with Merrill Lynch, Pierce, Fenner & Smith Incorporated and (c) any member of the underwriting syndicate or selling group of which a person described in (a) or
(b) is a manager or co-manager with respect to the Class A Certificates.

         The Exemption sets forth seven general conditions which must be satisfied for a transaction involving the purchase, sale and holding of the Class A Certificates to be eligible for exemptive relief thereunder. First, the acquisition of the Class A Certificates by certain employee benefit plans subject to Section 4975 of the Code (each, a "Plan"), must be on terms that are at least as favorable to the Plan as they would be in an arm's-length transaction with an unrelated party. Second, the rights and interests evidenced by the Class A Certificates must not be subordinate to the rights and interests evidenced by the other certificates of the same trust. Third, the Class A Certificates at the time of acquisition by the Plan must be rated in one of the three highest generic rating categories by Standard & Poor's, a division of The McGraw-Hill Companies, Inc., Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Fitch IBCA, Inc. (the "National Credit Ratings Agencies"). Fourth, the Trustee cannot be an affiliate of any member of the "Restricted Group," which consists of any Underwriter, the Depositor, the Servicer, each sub-servicer and any mortgagor with respect to the Mortgage Loans constituting more than 5% of the aggregate unamortized principal balance of the Mortgage Loans as of the date of initial issuance of the Class A Certificates. Fifth, the sum of all payments made to and retained by the Underwriter must represent not more than reasonable compensation for underwriting the Class A Certificates; the sum of all payments made to and retained by the Depositor pursuant to the assignment of the Mortgage Loans to the Trust Fund must represent not more than the fair market value of such obligations; the sum of all payments made to and retained by the Servicer and any sub-servicer must represent not more than reasonable compensation for such person's services under the Agreement and reimbursement of such person's reasonable compensation for such person's services under the Agreement and reimbursement of such person's reasonable expenses in connection therewith. Sixth, the investing Plan must be an accredited investor as defined in Rule 501 (a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933, as amended. Seventh, (i) the investment pool consists only of assets of the type enumerated in the Exemption and which have been included in other investment pools; (ii) certificates evidencing interests in such other investment pools have been rated in one of the three highest generic rating categories by one of the National Credit Rating Agencies for at least one year prior to a Plan's acquisition of certificates; and (iii) certificates evidencing interests in such other investment pools have been purchased by investors other than Plans for at least one year prior to a Plan's acquisition of certificates. See "ERISA Considerations" in the Prospectus.

         In addition, the Exemption will not apply to a Plan's investment in Class A Certificates if the plan fiduciary responsible for the decision to invest in Class A Certificates is a mortgagor or obligor with respect to more than 5% of the fair market value of the obligations constituting the Mortgage Loans or an affiliate of such person, unless: (1) in the case of an acquisition in connection with the initial issuance of any Certificates, at least 50% of each Class of Certificates in which Plans have invested is acquired by persons independent of the Restricted Group and at least 50% of the aggregate interest in the Trust is acquired by persons independent of the Restricted Group; (2) the Plan's investment in any Class of Certificates does not exceed 25% of the outstanding Certificates of that Class at the time of acquisition; (3) immediately after such acquisition, no more than 25% of the Plan assets with respect to which the investing fiduciary has discretionary authority or renders investment advice are invested in Certificates evidencing interest in trusts sponsored or containing assets sold or serviced by the same entity; and (4) the Plan is not sponsored by any member of the Restricted Group.

         Before purchasing a Class A Certificate, a fiduciary of a Plan should itself confirm (a) that such Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions of the Exemption and the other requirements set forth in the Exemption would be satisfied.

         BECAUSE THE CHARACTERISTICS OF THE CLASS M-1, CLASS M-2 AND CLASS B CERTIFICATES MAY NOT MEET THE REQUIREMENTS OF THE EXEMPTION OR ANY OTHER ISSUED EXEMPTION UNDER ERISA, THE PURCHASE AND HOLDING OF THE CLASS M-1, CLASS M-2 AND CLASS B CERTIFICATES BY A PLAN OR BY INDIVIDUAL RETIREMENT ACCOUNTS OR OTHER PLANS SUBJECT TO SECTION 4975 OF THE CODE MAY RESULT IN PROHIBITED TRANSACTIONS OR THE IMPOSITION OF EXCISE TAXES OR CIVIL PENALTIES. CONSEQUENTLY, TRANSFERS OF THE CLASS M-1, CLASS M-2 AND CLASS B CERTIFICATES WILL NOT BE REGISTERED BY THE TRUSTEE UNLESS THE TRUSTEE RECEIVES: (I) A REPRESENTATION FROM THE TRANSFEREE OF SUCH CERTIFICATE, ACCEPTABLE TO AND IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE, TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO SECTION 406 OF ERISA OR A PLAN OR ARRANGEMENT SUBJECT TO SECTION 4975 OF THE CODE, NOR A PERSON ACTING ON BEHALF OF ANY SUCH PLAN OR ARRANGEMENT NOR USING THE ASSETS OF ANY SUCH PLAN OR ARRANGEMENT TO EFFECT SUCH TRANSFER; (II) IF THE PURCHASER IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATES WITH FUNDS CONTAINED IN AN "INSURANCE COMPANY GENERAL ACCOUNT" (AS SUCH TERM IS DEFINED IN SECTION V(E) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 ("PTCE 95-60")) AND THAT THE PURCHASE AND HOLDING OF SUCH CERTIFICATES ARE COVERED UNDER PTCE 95-60; OR
(III) AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE THAT THE PURCHASE OR HOLDING OF SUCH CERTIFICATE BY A PLAN, ANY PERSON ACTING ON BEHALF OF A PLAN OR USING SUCH PLAN'S ASSETS, WILL NOT RESULT IN THE ASSETS OF THE TRUST FUND BEING DEEMED TO BE "PLAN ASSETS" AND SUBJECT TO THE PROHIBITED TRANSACTION REQUIREMENTS OF ERISA AND THE CODE AND WILL NOT SUBJECT THE TRUSTEE TO ANY OBLIGATION IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT. SUCH REPRESENTATION AS DESCRIBED ABOVE SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY A BENEFICIAL OWNER'S ACCEPTANCE OF A CLASS M-1, CLASS M-2 OR CLASS B CERTIFICATE IN BOOK-ENTRY FORM. IN THE EVENT THAT SUCH REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER TO A PLAN OR PERSON ACTING ON BEHALF OF A PLAN OR USING SUCH PLAN'S ASSETS IS ATTEMPTED WITHOUT SUCH OPINION OF COUNSEL, SUCH ATTEMPTED TRANSFER OR ACQUISITION SHALL BE VOID AND OF NO EFFECT.

         Any Plan fiduciary considering whether to purchase an Offered Certificate on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment.

                                                                INDEX OF PRINCIPAL DEFINITIONS
                                                                                                          PAGE
Accrued Certificate Interest....................................................................               S-9
Adjustment Date.................................................................................         S-6, S-20
Agreement.......................................................................................          S-2, S-4
Applied Realized Loss Amount....................................................................        S-11, S-53
Available Funds Pass-Through Rate...............................................................         S-9, S-49
Basis Risk Reserve Fund.........................................................................              S-63
Cap Contract....................................................................................              S-63
CEDE............................................................................................         S-8, S-45
CEDEL...........................................................................................         S-8, S-45
CEDEL Participants..............................................................................              S-46
Certificate Owners..............................................................................         S-8, S-45
Certificate Principal Balance...................................................................              S-48
Certificateholder...............................................................................              S-48
Certificateholders..............................................................................               S-8
Certificates....................................................................................               S-4
Class...........................................................................................             Cover
Class A Certificates............................................................................         S-4, S-44
Class A Principal Distribution Amount...........................................................              S-50
Class B Applied Realized Loss Amount............................................................              S-55
Class B Certificates............................................................................         S-4, S-44
Class B Principal Distribution Amount...........................................................              S-51
Class B Realized Loss Amortization Amount.......................................................              S-55
Class Certificate Balance.......................................................................              S-44
Class M-1 Applied Realized Loss Amount..........................................................              S-55
Class M-1 Principal Distribution Amount.........................................................              S-51
Class M-1 Realized Loss Amortization Amount.....................................................              S-55
Class M-2 Applied Realized Loss Amount..........................................................              S-55
Class M-2 Principal Distribution Amount.........................................................              S-51
Class M-2 Realized Loss Amortization Amount.....................................................              S-55
Class R Certificates............................................................................  Cover, S-4, S-44
Class X Certificates............................................................................  Cover, S-4, S-44
Clearing Agency.................................................................................              S-44
Collection Period...............................................................................               S-8
Compensating Interest...........................................................................              S-62
Cooperative.....................................................................................              S-46
CPR.............................................................................................              S-37
Credit Bureau Risk Score........................................................................              S-30
Cut-off Date Pool Principal Balance.............................................................              S-49
Defaulted Mortgage Loans........................................................................              S-62
Definitive Certificates.........................................................................               S-8
Depositaries....................................................................................         S-8, S-45
Depositary......................................................................................         S-8, S-45
Depositor.......................................................................................               S-4
Determination Date..............................................................................               S-8
Distribution Date...............................................................................        Cover, S-8
DTC.............................................................................................               S-8
Due Date........................................................................................              S-20
ERISA...........................................................................................         S-6, S-67
Euroclear.......................................................................................               S-8
Euroclear Operator..............................................................................              S-46
Euroclear Participants..........................................................................              S-46
Expense Adjusted Mortgage Rate..................................................................        S-10, S-49
Expense Fee Rate................................................................................        S-10, S-49
Final Scheduled Distribution Date...............................................................               S-5
Gross Margin....................................................................................         S-6, S-22
Holders.........................................................................................               S-8
HUD.............................................................................................              S-59
Index...........................................................................................               S-2
Indirect Participants...........................................................................              S-45
Interest Accrual Period.........................................................................              S-49
Interest Carry Forward Amount...................................................................               S-9
Interest Determination Date.....................................................................              S-47
Interest Distribution Amount....................................................................               S-9
Interest Remittance Amount......................................................................              S-49
IRS.............................................................................................              S-64
LIBOR Rate......................................................................................               S-9
Liquidated Mortgage Loan........................................................................              S-51
Lower Tier REMIC................................................................................              S-63
Maximum Mortgage Rate...........................................................................              S-20
Mezzanine Certificates..........................................................................         S-4, S-44
Minimum Mortgage Rate...........................................................................              S-20
Modeling Assumptions............................................................................              S-38
Monthly Advances................................................................................  S-12, S-18, S-49
Monthly Excess Cashflow Amount..................................................................              S-54
Monthly Excess Interest Amount..................................................................              S-44
Mortgage Loan Originator........................................................................    S-2, S-5, S-21
Mortgage Loans..................................................................................               S-5
Mortgage Pool...................................................................................   S-6, S-13, S-18
Mortgaged Properties............................................................................         S-6, S-17
National Credit Ratings Agencies................................................................              S-68
Non-Agency Mortgage Loans.......................................................................              S-17
Non-Offered Certificates........................................................................         S-4, S-44
Offered Certificates............................................................................       Cover, S-63
OID Regulations.................................................................................              S-68
One-Month LIBOR ................................................................................          S-2, S-9
One Year Delayed First Adjustment Date Mortgage Loan............................................         S-6, S-20
Overcollateralization Amount....................................................................              S-51
Overcollateralization Release Amount............................................................              S-51
Participants....................................................................................               S-8
Pass-Through Rate...............................................................................              S-19
Periodic Rate Cap...............................................................................              S-38
Plan............................................................................................              S-67
Plan Assets.....................................................................................              S-68
Prepayment Assumption...........................................................................              S-37
Prepayment Interest Shortfalls..................................................................              S-35
Principal Distribution Amount...................................................................              S-50
Principal Remittance Amount.....................................................................              S-52
PTCE 95-60......................................................................................              S-68
Rating Agencies.................................................................................        S-15, S-66
Realized Losses.................................................................................               S-2
Relief Act......................................................................................              S-35
REMIC...........................................................................................               S-2
Residual Certificates...........................................................................       Cover, S-38
Senior Certificates.............................................................................         S-4, S-49
Senior Enhancement Percentage...................................................................              S-52
Senior Specified Enhancement Percentage.........................................................              S-52
Servicer........................................................................................    S-2, S-5, S-56
Servicing Transfer Date.........................................................................         S-5, S-59
Six-Month LIBOR.................................................................................              S-28
SMMEA...........................................................................................        S-16, S-67
Stated Principal Balance........................................................................         S-9, S-49
Stepdown Date...................................................................................              S-52
Subordinated Certificates.......................................................................               S-4
Targeted Overcollateralization Amount...........................................................              S-52
Terms and Conditions............................................................................              S-47
Trigger Event...................................................................................              S-52
Trust Fund......................................................................................          S-2, S-4
Trustee.........................................................................................         S-5, S-66
Trustee Fee.....................................................................................              S-10
Two Year Delayed First Adjustment Date Mortgage Loan............................................               S-6
Underwriter ....................................................................................              S-65
Underwriting Agreement..........................................................................              S-65
Unpaid Realized Loss Amount.....................................................................              S-55
Upper Tier REMIC................................................................................              S-63
Voting Rights...................................................................................              S-62
60+ Day Delinquent Loan.........................................................................              S-52



                    MORTGAGE LOAN ASSET BACKED CERTIFICATES
                              SERIES _____-_____

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                      $_____________ CLASS A CERTIFICATES
                      $___________ CLASS M-1 CERTIFICATES
                      $___________ CLASS M-2 CERTIFICATES
                      $_____________ CLASS B CERTIFICATES

                        ------------------------------

                             PROSPECTUS SUPPLEMENT

                        ------------------------------

                              MERRILL LYNCH & CO.

        You should rely on the information contained or incorporated by reference in this prospectus supplement and the accompanying prospectus. We have not authorized anyone to provide you with different information.

         We are not offering the Certificates in any state where the offer is not permitted.

         Until the expiration of 90 days after the date of this prospectus supplement, all dealers selling the offered certificates, whether or not participating in this distribution, will deliver a prospectus supplement and the prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


Prospectus Supplement
(To Prospectus Dated _______, ____
                                   $--------
                                ---------------
                 Asset-Backed Notes, Series ____-__, Class A-F

                                   $--------
                                ---------------
                 Asset-Backed Notes, Series ____-__, Class A-V
                                    [LOGO]
                           -------------------------
                          Seller and Master Servicer

                    Merrill Lynch Mortgage Investors, Inc.

                                   Depositor

         ___________________ Series ____- (the "Series ____-F Issuer") will be formed pursuant to a Trust Agreement, dated as of _____ __, ____, between Merrill Lynch Mortgage Investors, Inc. (the "Depositor") and ___________, (the "Owner Trustee"). The Series ____-F Issuer will issue $___________aggregate principal amount of _____________ Home Equity Loan Asset-Backed Notes, Series ____-__ (the "Class A-F Notes"). The Class A-F Notes will be issued pursuant to an Indenture, dated as of ____ __, ____, between the Series ____-__ Issuer and ________, (the "Indenture Trustee"). ________Home Equity Loan Trust Series ____-V (the "Series ____-V Issuer") will be formed pursuant to a Trust Agreement, dated as of _______, ____, between the Depositor and the Owner Trustee. The Series _____-V Issuer will issue $___________ aggregate principal amount of Home Equity Loan Asset-Backed Notes, Series _____-_V (the "Class A-V Notes"). The Class A-V Notes will be issued pursuant to an Indenture, dated as of ________, ____, between the Series _____-V Issuer and the Indenture Trustee. Only the Class A-F Notes and the Class A-V Notes (together the "Notes") are offered hereby.


   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the adequacy or accuracy of this prospectus supplement. Any representation to the contrary is a criminal offense.

                                  ----------

 The Attorney General of the State of New York has not passed on or endorsed the merits of this offering. Any representation to the contrary is unlawful.

                                  ----------

         Before buying these securities, you should consider the factors set forth under "Risk Factors" beginning on page S-__ of this prospectus supplement.

         The Notes will be purchased from the depositor by the underwriter and will be offered by the underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the depositor from the sale of the Class A-F Notes are expected to be approximately $____________ before deducting expenses plus accrued interest thereon from the cut-off date and the proceeds to the depositor from the sale of the Class A-V Notes are expected to be approximately $__________ before deducting expenses.

         The Notes are offered by the underwriter subject to prior sale, when, as and if delivered to and accepted by the underwriter and subject to certain other conditions. The underwriter reserves the right to withdraw, cancel or modify such offer and to reject any order in whole or in part. It is expected that delivery of the Notes will be made on or about ________, ____ in book-entry form through The Depository Trust Company, Cedelbank and the Euroclear System as discussed herein, against payment therefor in immediately available funds.

         Upon receipt of a request by an investor for an electronic prospectus supplement from the underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a prospectus supplement, the underwriter will promptly deliver, or cause to be delivered, in addition to such electronic prospectus supplement, without charge, a paper copy of the prospectus supplement.

         There is currently no secondary market for the Notes. Merrill Lynch, Pierce, Fenner & Smith Incorporated, the underwriter, intends to make a secondary market in the Notes, but is not obligated to do so. There can be no assurance that a secondary market for the Notes will develop or, if it does develop, that it will continue or provide noteholders with sufficient liquidity of investment. The Notes will not be listed on any securities exchange.

                          --------------------------

                              Merrill Lynch & Co.
                          --------------------------

             The date of this Prospectus Supplement is ______, ___

                               TABLE OF CONTENTS
                                                                      Page
                             Prospectus Supplement

Summary................................................................2
Risk factors..........................................................11
Description of theHome Equity Loan Pool...............................12
The Seller............................................................24
The Series _____-F Issuer.............................................24
The Series _____-V Issuer.............................................25
The Owner Trustee.....................................................25
The Indenture Trustee.................................................25
_______________________...............................................25
Description of the Notes..............................................27
Certain Yield and Prepayment Considerations...........................38
Description of the Servicing Agreements...............................46
The Indentures........................................................50
Material Federal Income Tax Consequences..............................52
Method of Distribution................................................52
Legal Opinions........................................................53
Ratings...............................................................53
Legal Investment......................................................53
ErisaConsiderations...................................................53
Experts...............................................................54
Index of Principal Definitions........................................55

                                                    Prospectus
Available Information...................................................
Incorporation of Certain Information by Reference.......................
Summary of Prospectus...................................................
Description of the Trust Funds..........................................
Use of Proceeds.........................................................
Yield Considerations....................................................
The Depositor...........................................................
Description of the Securities...........................................
Description of the Agreements...........................................
Description of Credit Support...........................................
Certain Legal Aspects of Mortgage Loans.................................
Material Federal Income Tax Consequences................................
State Tax Considerations................................................
ERISA Considerations....................................................
Legal Investment........................................................
Plan of Distribution....................................................
Legal Matters...........................................................
Financial Information...................................................
Rating..................................................................

                                    SUMMARY

         The following summary is qualified in its entirety by reference to the detailed information appearing elsewhere herein and in the prospectus. Reference is made to the "Index of Principal Definitions" for the location of certain capitalized terms. Capitalized terms used herein and not otherwise defined herein have the meanings assigned in the prospectus.

The Notes................................   $_____________ Home Equity Loan
                                             Asset-Backed Notes, Series
                                             _____-F and $________ Home Equity
                                             Loan Asset-Backed Notes, Series
                                             ______-V. The Notes will be
                                             issued pursuant to two separate
                                             indentures, each dated as of
                                             _____ , ____, between the related
                                             issuer and the indenture trustee.
                                             Each series of Notes represents
                                             the right to receive payments
                                             from funds available to be
                                             distributed with respect to the
                                             related loan group, as described
                                             herein; provided that in the
                                             limited circumstances described
                                             herein under "Description of the
                                             Notes," excess cash flow from the
                                             loan group related to a series of
                                             notes may be available for
                                             certain shortfalls on the other
                                             series of notes.

Issuers .................................    The Class A-F Notes will be
                                             issued by Home Equity Loan Trust
                                             Series ____-F, the Series ____-F
                                             Issuer, and the Class A-V Notes
                                             will be issued by Home Equity
                                             Loan Trust Series ____-V, the
                                             Series -V -------- Issuer, each a
                                             Delaware business trust
                                             established pursuant to a Trust
                                             Agreement, dated as of _____,
                                             ____, between the depositor and
                                             the owner trustee. The Notes will
                                             represent non-recourse
                                             obligations solely of the related
                                             issuer, and the proceeds of the
                                             assets of the related issuer and
                                             the related note insurance policy
                                             will be the sole source of
                                             payments on the Notes, as
                                             applicable. The related issuer is
                                             not expected to have any
                                             significant assets other than
                                             those pledged as collateral to
                                             secure the Class A-F Notes and
                                             the Class A-V Notes, as
                                             applicable.

Depositor................................    Merrill Lynch Mortgage Investors,
                                             Inc. See "The Depositor" in the
                                             prospectus.

Seller...................................    ___________________ . See
                                             "Description of the Home Equity
                                             Loan Pool-- The Seller" herein.

Master Servicer..........................    ___________________. See
                                             "Description of the Servicing
                                             Agreement-- The Master Servicer"
                                             herein.

Sub-Servicer.............................    ___________________. See
                                             "Description of the Servicing
                                             Agreement -- The Sub-Servicer"
                                             herein.

Owner Trustee............................    ___________________, a Delaware
                                             _________.

Indenture Trustee........................    ___________________, a
                                             ____________.

Cut-off Date.............................    ___________.

Closing Date.............................    On or about _____, ______.

Payment Date.............................    The [25th] day of each month (or,
                                             if such day is not a business
                                             day, the next business day),
                                             beginning on ______, _____.

Denominations and Registration...........    The Notes will be issued,
                                             maintained and transferred on the
                                             book- entry records of DTC and
                                             its participants (as defined in
                                             the Prospectus), or Cedelbank or
                                             Euroclear, in Europe. Transfers
                                             within DTC, Cedelbank or
                                             Euroclear, as the case may be,
                                             will be in accordance with the
                                             usual rules and operating
                                             procedures of the relevant
                                             system. The Notes will be offered
                                             in registered form, in minimum
                                             denominations of $25,000 and
                                             integral multiples of $1,000 in
                                             excess thereof. The Notes will be
                                             represented by one or more Notes
                                             registered in the name of Cede &
                                             Co., as nominee of DTC. No
                                             security owner will be entitled
                                             to receive a Note in fully
                                             registered, certificated form,
                                             except under the limited
                                             circumstances described herein.
                                             See "Description of the Notes--
                                             Book-Entry Notes" herein.

The Home Equity Loan Pool................    The home equity loan pool will
                                             consist of two groups of home
                                             equity loans. The loans in each
                                             loan group are referred to herein
                                             as the "fixed rate loans" and the
                                             "adjustable rate loans."

                                             Fixed Rate Loans. The fixed rate
                                             loans are secured by first and
                                             second liens on one- to four-
                                             family real properties. The
                                             initial fixed rate loans have
                                             individual principal balances as
                                             of the cut-off date of at least
                                             $________ but not more than
                                             $_______ with an average
                                             principal balance as of the
                                             cut-off date of approximately
                                             $______. Approximately _____% of
                                             the initial fixed rate loans (by
                                             aggregate principal balance as of
                                             the cut-off date) are secured by
                                             second liens on the related
                                             mortgaged properties. The initial
                                             fixed rate loans generally have
                                             terms to maturity of up to 30
                                             years from the date of
                                             origination and a weighted
                                             average remaining term to stated
                                             maturity of approximately ___
                                             months as of the cut-off date.

                                             The mortgage rate on the fixed
                                             rate loans will be fixed for the
                                             life of such loan.

                                             As of the cut-off date, the
                                             initial fixed rate loans in the
                                             aggregate will have mortgage
                                             rates of at least ____% per annum
                                             but not more than _____% per
                                             annum, with a weighted average of
                                             ______% .

                                             Approximately ____% of the
                                             initial fixed rate loans (by
                                             aggregate principal balance of
                                             the fixed rate loans as of the
                                             cut-off date) were thirty days or
                                             more but less than sixty days
                                             delinquent in their monthly
                                             payments as of the cut-off date.
                                             None of the initial fixed rate
                                             loans were sixty days or more
                                             delinquent in their monthly
                                             payments as of the cut-off date.

                                             Adjustable Rate Loans. The
                                             adjustable rate loans are secured
                                             by first liens on mortgaged
                                             properties. The initial
                                             adjustable rate loans have
                                             individual principal balances as
                                             of the cut-off date of at least
                                             $_______ but not more than
                                             $_______ with an average
                                             principal balance as of the
                                             cut-off date of approximately
                                             $_______. The initial adjustable
                                             rate loans generally have terms
                                             to maturity of up to 30 years
                                             from the date of origination and
                                             a weighted average remaining term
                                             to stated maturity of
                                             approximately ___ months as of
                                             the cut-off date.

                                             The mortgage rate on the
                                             adjustable rate loans will be
                                             adjustable, subject to adjustment
                                             commencing:

                                             o   with respect to approximately
                                             _____% of the initial adjustable
                                             rate loans approximately six
                                             months after the date of
                                             origination,

                                             o   with respect to approximately
                                             _____% of the initial adjustable
                                             rate loans, approximately two
                                             years after origination,

                                             o   with respect to approximately
                                             _____% of the initial adjustable
                                             rate loans, approximately three
                                             years after origination and

                                             o   with respect to approximately
                                             _____% of the initial adjustable
                                             rate loans, approximately five
                                             years after origination on the
                                             adjustment date to equal the sum
                                             (rounded as described herein) of
                                             the index described below and a
                                             fixed percentage set forth in the
                                             related mortgage note.

                                             However,

                                             o   on any adjustment date such
                                             mortgage rate may not increase or
                                             decrease by more than the
                                             periodic rate cap, except as
                                             described herein,

                                             o    over the life of such
                                             adjustable rate loan, such
                                             mortgage rate may not exceed the
                                             related maximum mortgage rate,
                                             which maximum mortgage rates will
                                             range from _____% per annum to
                                             _____% per annum and

                                             o    over the life of such
                                             adjustable rate loan, such
                                             mortgage rate may not be lower
                                             than a specified minimum mortgage
                                             rate, which minimum mortgage
                                             rates will range from _____% per
                                             annum to _____% per annum.

                                             The adjustable rate loans will
                                             have gross margins ranging from
                                             _____% per annum to _____% per
                                             annum with a weighted average of
                                             _____% as of the cut-off date.

                                             For a further description of the
                                             loans, see "Description of the
                                             Home Equity Loan Pool" herein.

Pre-Funding Accounts.....................    On the closing date,
                                             approximately $___________ from
                                             the sales proceeds of the Class
                                             A-F Notes will be deposited in an
                                             account, which account is in the
                                             name of the indenture trustee and
                                             is part of the related trust
                                             estate and will be used to
                                             acquire subsequent fixed rate
                                             loans. During the Class A-F
                                             funding period (as described
                                             below), the Class A-F original
                                             pre-funded amount will be reduced
                                             by the amount thereof used by the
                                             related issuer to purchase
                                             subsequent fixed rate loans from
                                             the seller. In addition, on the
                                             Closing Date, approximately
                                             $____________ from the sales
                                             proceeds of the Class A-V Notes
                                             will be deposited in an account,
                                             which account is in the name of
                                             the indenture trustee and is part
                                             of the related trust estate and
                                             will be used to acquire
                                             subsequent adjustable rate loans.
                                             During the related Class A-V
                                             funding period (as described
                                             below), the Class A-V original
                                             pre-funded amount will be reduced
                                             by the amount thereof used by the
                                             related issuer to purchase
                                             subsequent adjustable rate loans
                                             from the seller. The Class A-F
                                             funding period and the Class A-V
                                             funding period are the periods
                                             commencing on the closing date
                                             and ending on the earlier to
                                             occur of the date on which the
                                             amount on deposit in the Class
                                             A-V pre-funding account is less
                                             than $_______, and _____, ____.
                                             See "Description of the Home
                                             Equity Loan Pool" herein.

Interest Coverage Accounts...............    On the closing date, a portion of
                                             the sales proceeds of the Class
                                             A-F Notes will be deposited in an
                                             account for application by the
                                             indenture trustee to cover
                                             shortfalls in the Class A-F
                                             interest payment amount (as
                                             described herein) attributable to
                                             the pre-funding feature during
                                             the Class A-F funding period. In
                                             addition, on the closing date, a
                                             portion of the sales proceeds of
                                             the Class A-V Notes will be
                                             deposited in an account for
                                             application by the indenture
                                             trustee to cover shortfalls in
                                             the Class A-V interest payment
                                             amount attributable to the
                                             pre-funding feature during the
                                             Class A-V funding period. Any
                                             amounts remaining in an interest
                                             coverage account at the end of
                                             the related pre-funding period
                                             will be paid to the seller. See
                                             "Description of the Notes--
                                             Interest Coverage Accounts"
                                             herein.

The Index................................    As of any adjustment date with
                                             respect to any adjustable rate
                                             loan, the index applicable to the
                                             determination of the related
                                             mortgage rate will be the average
                                             of the interbank offered rates
                                             for six-month U.S. dollar
                                             deposits in the London market
                                             based on quotations of major
                                             banks as most recently available
                                             generally as of the first
                                             business day of the month
                                             immediately preceding the month
                                             in which such adjustment date
                                             occurs.

Interest Payments........................    Interest on the Class A-F Notes
                                             will be paid monthly on each
                                             payment date, commencing in
                                             _______, in an amount which is
                                             equal to interest accrued on the
                                             Class A-F Note principal balance
                                             immediately prior to such payment
                                             date at ____% per annum. The sum
                                             of the aggregate principal
                                             balance of the initial fixed rate
                                             loans as of the cut-off date and
                                             the Class A-F original pre-funded
                                             amount is referred to herein as
                                             the Class A-F original pool
                                             balance. Interest on the Class
                                             A-V Notes will be paid monthly on
                                             each payment date, commencing in
                                             ________, in an amount which is
                                             equal to the lesser of

                                             o    interest accrued on the Class
                                             A-V note principal balance
                                             immediately prior to such payment
                                             date at the Class A-V note
                                             interest rate for the related
                                             interest period and

                                             o    the guaranteed interest
                                             payment amount. The Class A-V
                                             note interest rate on each
                                             payment date will be a floating
                                             rate equal to the lesser of

                                             o  (a) with respect to each
                                                Payment Date up to and
                                                including the Payment Date
                                                which occurs on or prior to
                                                the date on which the
                                                aggregate Principal Balance of
                                                the Adjustable Rate Loans is
                                                less than or equal to [10]% of
                                                the sum of the aggregate
                                                Principal Balance of the
                                                Initial Adjustable Rate Loans
                                                as of the Cut-off Date and the
                                                Class A-F Original Pre-Funded
                                                Amount, One-Month LIBOR (as
                                                defined herein) plus ____% and
                                                (b) with respect to each
                                                Payment Date thereafter,
                                                One-Month LIBOR plus ____% and

                                             o  ____% per annum.

                                             Interest in respect of any
                                             Payment Date on the Class A-F
                                             Notes will accrue on the basis of
                                             a 360-day year consisting of
                                             twelve 30-day months and on the
                                             Class A-V Notes will accrue from
                                             the preceding Payment Date (or in
                                             the case of the first Payment
                                             Date, from the Closing Date)
                                             through the day preceding such
                                             Payment Date on the basis of the
                                             actual number of days in the
                                             Interest Period and a 360-day
                                             year.

                                             With respect to each loan and
                                             each payment date, the master
                                             servicer will be entitled to a
                                             fee equal to 1/12 of the
                                             servicing fee rate times the
                                             principal balance of such loan as
                                             of such date. With respect to
                                             each loan and each payment date,
                                             the indenture trustee will be
                                             entitled to a fee equal to 1/12
                                             of the indenture trustee fee rate
                                             times the principal balance of
                                             such loan as of such date. For
                                             any payment date, the servicing
                                             fee rate is equal to _____% per
                                             annum, the indenture trustee fee
                                             rate is equal to _____% per
                                             annum, the owner trustee fee is
                                             $______ per annum (payable on the
                                             payment date in ____ of each year
                                             from each related payment
                                             account) and the note insurer
                                             premium is equal to 1/12 of the
                                             per annum rate specified pursuant
                                             to the related insurance
                                             agreement, times the note
                                             principal balance of the Class
                                             A-F Notes or the Class A-V Notes,
                                             as applicable. With respect to
                                             each adjustable rate loan and
                                             each payment date, the minimum
                                             spread is equal to 1/12 of ____%
                                             per annum times the principal
                                             balance of such loan as of such
                                             date. The note insurance policies
                                             do not cover prepayment interest
                                             shortfalls, any relief act
                                             shortfalls (each as further
                                             described herein) or with respect
                                             to the Class A-V Notes, the
                                             carry-forward amount, nor do the
                                             ratings assigned to the Notes
                                             address the payment of any
                                             prepayment interest shortfalls,
                                             any relief act shortfalls or with
                                             respect to the Class A-V Notes,
                                             the carry-forward amount.

Principal Payments.......................    Principal payments will be
                                             payable on the Notes on each
                                             payment date in an aggregate
                                             amount equal to the related
                                             principal payment amount for such
                                             payment date. The principal
                                             payment amount with respect to
                                             the Class A-F Notes and the Class
                                             A-V Notes will include, to the
                                             extent of the Class A-F available
                                             funds and Class A-V available
                                             funds (each as defined herein)
                                             and except as otherwise described
                                             herein, the principal portion of
                                             all scheduled monthly payments
                                             (to the extent received) due from
                                             mortgagors in the related loan
                                             group on the related due date,
                                             and all unscheduled amounts in
                                             the related loan group received
                                             during the preceding calendar
                                             month that are allocable to
                                             principal (including proceeds of
                                             repurchases, principal and
                                             adjustments in the case of
                                             substitutions, prepayments,
                                             liquidations and insurance
                                             (excluding proceeds paid in
                                             respect of the related note
                                             insurance policy)) and may be
                                             reduced as a result of
                                             overcollateralization in excess
                                             of the required level, as
                                             described herein. In addition, on
                                             any payment date, to the extent
                                             of related funds available
                                             therefor, Class A-F Noteholders
                                             and Class A-V Noteholders will
                                             also be entitled to receive
                                             payments generally equal to the
                                             amount, if any, necessary to
                                             increase the related
                                             subordination amount to the
                                             related required subordination
                                             amount and with respect to the
                                             payment date immediately
                                             following the end of the related
                                             funding period, any amounts in
                                             the Class A-F pre-funding account
                                             and Class A-V pre-funding
                                             account, as applicable, after
                                             giving effect to any purchase of
                                             fixed rate subsequent loans or
                                             adjustable rate subsequent loans,
                                             as applicable.

                                             Any loss on a liquidated loan
                                             (i.e., a realized loss), may or
                                             may not be allocated to the
                                             related series of Notes on the
                                             payment date which immediately
                                             follows the event of loss.
                                             However, the holders of the Notes
                                             are entitled to receive ultimate
                                             recovery of any realized losses
                                             which occur in the related loan
                                             group which receipt will be no
                                             later than the payment date
                                             occurring after such realized
                                             loss creates an aggregate
                                             subordination deficit, as
                                             described herein, and will be in
                                             the form of an insured payment if
                                             not covered through net monthly
                                             excess cashflow from the related
                                             loan group or the other loan
                                             group. See " --Note Insurance
                                             Policies" below.

                                             Insured payments do not include
                                             realized losses until such time
                                             as the aggregate cumulative
                                             realized losses have created an
                                             aggregate subordination deficit.

Note Insurer.............................    _________________. See
                                             "____________" herein.

Note Insurance Policies..................    On the closing date, the note
                                             insurer will issue a note
                                             insurance policy in favor of the
                                             indenture trustee for the benefit
                                             of the holders of the Class A-F
                                             Notes and a note insurance policy
                                             in favor of the indenture trustee
                                             for the benefit of the holders of
                                             the Class A-V Notes. On the
                                             second business day preceding
                                             each payment date, the indenture
                                             trustee will make a claim on the
                                             related note insurance policy,
                                             when necessary, to cover the sum
                                             of (a) the amount by which the
                                             related interest payment amount
                                             (net of any related prepayment
                                             interest shortfalls, whether or
                                             not such shortfalls are covered
                                             by the master servicer by
                                             compensating interest (as defined
                                             herein), and any relief act
                                             shortfalls) exceeds the related
                                             available funds for such loan
                                             group and any net monthly excess
                                             cashflow from the other loan
                                             group available to cover such
                                             shortfall as of such payment date
                                             and (b) the amount of the excess,
                                             if any, of (x) the amount by
                                             which the lesser of the
                                             subordination deficit with
                                             respect to the related loan group
                                             and the aggregate subordination
                                             deficit exceeds the related
                                             available funds for such loan
                                             group and any net monthly excess
                                             cashflow from the other loan
                                             group available to cover such
                                             shortfall as of such payment
                                             date. While the note insurer is
                                             not obligated to pay any losses
                                             on liquidated loans except as set
                                             forth in (b) above, the note
                                             insurer may, at its sole option,
                                             pay any losses on liquidated
                                             loans in accordance with the
                                             related note insurance policy.
                                             Each note insurance policy will
                                             also insure the payment of any
                                             related unpaid preference amount.
                                             the note insurance policy with
                                             respect to the class a-v notes
                                             does not insure the payment of
                                             the carry-forward amount. See
                                             "Description of the Notes-- Note
                                             Insurance Policies" herein and
                                             "Description of Credit Support"
                                             in the Prospectus.

The Certificates.........................    Trust Certificates, Series
                                             _____-F and Trust Certificates,
                                             Series ____-V. Each series of
                                             certificates will be issued
                                             pursuant to the related trust
                                             agreement and will represent the
                                             beneficial ownership interest in
                                             the related issuer. The
                                             certificates are not offered
                                             hereby.

Credit Enhancement.......................    The credit enhancement provided
                                             for the benefit of the Class A-F
                                             Noteholders and the Class A-V
                                             Noteholders consists solely of
                                             (a) the related net monthly
                                             excess cashflow (as defined
                                             herein), (b) the related
                                             overcollateralization and
                                             crosscollateralization and (c)
                                             the related note insurance
                                             policy.

                                             Net Monthly Excess Cashflow. Each
                                             indenture requires that, on each
                                             payment date, net monthly excess
                                             cashflow from the related loan
                                             group, if any, be applied on such
                                             payment date as an accelerated
                                             payment of principal on the
                                             related notes but only to the
                                             limited extent hereafter
                                             described. The net monthly excess
                                             cashflow with respect to the
                                             Class A-F Notes and the Class A-V
                                             Notes for any payment date is
                                             equal to the amount of related
                                             available funds remaining after
                                             application to items (i) through
                                             (iii) under "Description of the
                                             Notes--Class A-F Notes--Priority
                                             of Payment" and "--Class A-V
                                             Notes --Priority of Payment"
                                             herein. This application has the
                                             effect of accelerating the
                                             amortization of the Class A-F
                                             Notes and the Class A-V Notes, as
                                             applicable, relative to the
                                             amortization of the related
                                             loans.

                                             Overcollateralization. The
                                             subordination and cash flow
                                             provisions of each Indenture
                                             result in a limited acceleration
                                             of the Class A-F Notes or the
                                             Class A-V Notes, as applicable,
                                             relative to the amortization of
                                             the related loans. This
                                             acceleration feature creates
                                             overcollateralization which
                                             results from the excess of the
                                             aggregate principal balance of
                                             the related loans over the
                                             aggregate note principal balance
                                             of the related notes. Once the
                                             required level of
                                             overcollateralization is reached,
                                             the acceleration feature will
                                             cease, unless it becomes
                                             necessary to maintain the
                                             required level of
                                             overcollateralization. See
                                             "Description of the Notes--Class
                                             A-F Notes-- Overcollateralization
                                             Provisions" and "--Class A-V
                                             Notes --Overcollateralization
                                             Provisions."

                                             The actual level of
                                             overcollateralization may
                                             increase or decrease over time as
                                             described herein. An increase
                                             would result in a temporary
                                             period of accelerated
                                             amortization of the related Notes
                                             to increase the actual level of
                                             overcollateralization to its
                                             required level; a decrease would
                                             result in a temporary period of
                                             decelerated amortization to
                                             reduce the actual level of
                                             overcollateralization to its
                                             required level.

                                             Cross-collateralization. In
                                             addition to the foregoing, each
                                             indenture provides that net
                                             monthly excess cashflow generated
                                             by the related loan group may be
                                             used to cover certain shortfalls
                                             in available funds in the other
                                             loan group, subject to certain
                                             prior distribution requirements
                                             of available funds in such loan
                                             group.

                                             See "Description of the
                                             Notes--Class A-F
                                             Notes--Overcollateralization
                                             Provisions" and
                                             "--Cross-collateralization
                                             Provisions" and "Class A-V
                                             Notes--Overcollateralization
                                             Provisions" and
                                             "--Cross-collateralization
                                             Provisions" herein.

                                             The Note Insurance Policies. The
                                             Class A-F Notes and the Class A-V
                                             Notes will each have the benefit
                                             of a note insurance policy, as
                                             discussed more fully herein. See
                                             "Description of the Notes -- Note
                                             Insurance Policies" herein.

Mandatory Prepayments on the Notes.......    The Class A-F Notes and the Class
                                             A-V Notes, as applicable, will be
                                             prepaid in part on the payment
                                             date immediately following the
                                             end of the related funding period
                                             in the event that any amount
                                             remains on deposit in the related
                                             pre-funding account on such
                                             payment date after the purchase
                                             by the related issuer of the
                                             related subsequent loans, if any.
                                             Although no assurance can be
                                             given, it is anticipated that the
                                             principal amount of the
                                             subsequent fixed rate loans and
                                             subsequent adjustable rate loans
                                             purchased by the related issuer
                                             will require the application of
                                             substantially all of the related
                                             original pre-funded amount and
                                             that there should be no material
                                             amount of principal prepaid to
                                             the Class A-F Notes and the Class
                                             A-V Notes from the related
                                             pre-funding account. However, it
                                             is unlikely that the seller will
                                             be able to sell subsequent fixed
                                             rate loans and subsequent
                                             adjustable rate loans to the
                                             related issuer with an aggregate
                                             principal balance identical to
                                             the related original pre-funded
                                             amount and, therefore, a
                                             prepayment will likely occur. See
                                             "Description of the Notes--
                                             Mandatory Prepayments on the
                                             Notes" herein.

Advances.................................    Prior to each payment date, the
                                             sub-servicer is required under
                                             the sub-servicing agreement, and
                                             the master servicer is required
                                             under the servicing agreement, to
                                             make advances in respect of
                                             delinquent payments of interest
                                             on the loans, subject to the
                                             limitations described herein. See
                                             "Description of the Notes--
                                             Advances" herein and "Description
                                             of the Securities" in the
                                             prospectus.

Optional Redemption of the Notes.........    The Class A-F Notes and the Class
                                             A-V Notes may be redeemed in
                                             whole, but not in part, by the
                                             holder of a majority of the
                                             related certificates on any
                                             payment date on or after the
                                             payment date on which the
                                             aggregate principal balance of
                                             the fixed rate loans and the
                                             adjustable rate loans is less
                                             than or equal to [10]% and [10]%,
                                             respectively, of the related
                                             original pool balance. See
                                             "Description of the Notes--
                                             Optional Redemption" herein and
                                             "Description of the Securities--
                                             Termination" in the prospectus.

Special Prepayment Considerations........    The rate and timing of principal
                                             payments on the Notes will
                                             depend, among other things, on
                                             the rate and timing of principal
                                             payments (including prepayments,
                                             defaults, liquidations and
                                             purchases of the related loans
                                             due to a breach of a
                                             representation or warranty) on
                                             the related loans. As is the case
                                             with mortgage-backed securities
                                             generally, the Notes are subject
                                             to substantial inherent cash-flow
                                             uncertainties because the loans
                                             may be prepaid at any time;
                                             however, a prepayment may subject
                                             the related mortgagor to a
                                             prepayment charge with respect to
                                             approximately _____% and _____%
                                             of the initial fixed rate loans
                                             and initial adjustable rate
                                             loans, respectively (each by
                                             aggregate principal balance of
                                             the related loan group as of the
                                             cut-off date). Generally, when
                                             prevailing interest rates
                                             increase, prepayment rates on
                                             mortgage loans tend to decrease,
                                             resulting in a slower return of
                                             principal to investors at a time
                                             when reinvestment at such higher
                                             prevailing rates would be
                                             desirable. Conversely, when
                                             prevailing interest rates
                                             decline, prepayment rates on
                                             mortgage loans tend to increase,
                                             resulting in a faster return of
                                             principal to investors at a time
                                             when reinvestment at comparable
                                             yields may not be possible.
                                             Typically, the initial loans with
                                             a prepayment charge provision
                                             provide for a prepayment charge
                                             for partial prepayments and full
                                             prepayments. Prepayment charges
                                             may be payable for a period of
                                             time ranging from one to five
                                             years from origination. Such
                                             prepayment charges may reduce the
                                             rate of prepayment on the loans.

                                             Investors should be aware that
                                             _____% of the initial fixed rate
                                             loans are secured by second liens
                                             on the related mortgaged
                                             properties. In addition, some of
                                             the subsequent fixed rate loans
                                             may be secured by second liens on
                                             the related mortgaged properties.
                                             Generally, loans secured by
                                             second liens are not viewed by
                                             mortgagors as permanent
                                             financing. Accordingly, such
                                             fixed rate loans may experience a
                                             higher rate of prepayment than
                                             fixed rate loans secured by first
                                             liens. none of the adjustable
                                             rate loans are secured by second
                                             liens.

                                             See "Certain Yield and Prepayment
                                             Considerations" herein, and
                                             "Maturity and Prepayment
                                             Considerations" in the
                                             prospectus.

Special Yield Considerations.............    The yield to maturity on the
                                             Notes will depend on, among other
                                             things, the rate and timing of
                                             principal payments (including
                                             prepayments, defaults,
                                             liquidations and purchases of the
                                             related loans due to a breach of
                                             a representation or warranty) on
                                             the related loans and the
                                             allocation thereof to reduce the
                                             related note principal balance
                                             thereof. The yield to maturity on
                                             the Notes will also depend on the
                                             related Note interest rate and
                                             the purchase price for such
                                             Notes. If the Notes are purchased
                                             at a premium and principal
                                             payments thereon occur at a rate
                                             faster than anticipated at the
                                             time of purchase, the investor's
                                             actual yield to maturity will be
                                             lower than that assumed at the
                                             time of purchase. Conversely, if
                                             the Notes are purchased at a
                                             discount and principal payments
                                             thereon occur at a rate slower
                                             than that assumed at the time of
                                             purchase, the investor's actual
                                             yield to maturity will be lower
                                             than that assumed at the time of
                                             purchase. The Notes were
                                             structured assuming, among other
                                             things, a prepayment rate and
                                             corresponding weighted average
                                             lives as described herein. The
                                             prepayment, yield and other
                                             assumptions to be used for
                                             pricing purposes for the Notes
                                             may vary as determined at the
                                             time of sale. See "Certain Yield
                                             and Prepayment Considerations"
                                             herein and "Yield Considerations"
                                             in the prospectus.

                                             Material Federal Income Tax
                                             Consequences. Upon the issuance
                                             of the Notes, Brown & Wood LLP,
                                             counsel to the depositor, will
                                             deliver its opinion generally to
                                             the effect that based on the
                                             application of existing law and
                                             assuming compliance with the
                                             related trust agreement for
                                             federal income tax purposes (a)
                                             each of the Class A-F Notes and
                                             the Class A-V Notes will be
                                             characterized as indebtedness and
                                             not as representing an ownership
                                             interest in the related trust
                                             estate or an equity interest in
                                             the related issuer or the
                                             depositor, and (b) each of the
                                             Series ____-F Issuer and the
                                             Series ____-V Issuer will not be
                                             (i) classified as an association
                                             taxable as a corporation for
                                             federal income tax purposes, (ii)
                                             a taxable mortgage pool as
                                             defined in Section 7701(i) of the
                                             Internal Revenue Code, or (iii) a
                                             "publicly traded partnership" as
                                             defined in Treasury Regulation
                                             Section 1.7704-1. Each holder of
                                             a Note, by its acceptance of such
                                             Note, will agree to treat the
                                             Notes as indebtedness. For
                                             further information regarding
                                             certain federal income tax
                                             consequences of an investment in
                                             the Notes see "Material Federal
                                             Income Tax Consequences" herein
                                             and "Material Federal Income Tax
                                             Consequences" and "State Tax
                                             Consequences" in the prospectus.

ERISA Considerations.....................    A fiduciary of an employee
                                             benefit plan and certain other
                                             retirement plans and
                                             arrangements, including
                                             individual retirement accounts
                                             and annuities, Keogh plans, and
                                             collective investment funds and
                                             separate accounts in which such
                                             plans, accounts, annuities or
                                             arrangements are invested, that
                                             is subject to the Employee
                                             Retirement Income Security Act of
                                             1974, as amended, or Section 4975
                                             of the Internal Revenue Code
                                             should carefully review with its
                                             legal advisors whether the
                                             purchase or holding of Notes
                                             could give rise to a transaction
                                             that is prohibited or is not
                                             otherwise permissible either
                                             under ERISA or Section 4975 of
                                             the Code or cause the related
                                             loans securing the Notes to be
                                             treated as plan assets for
                                             purposes of regulations of the
                                             Department of Labor set forth in
                                             29 C.F.R. 2510.3-101. Although
                                             certain exceptions from the
                                             application of the prohibited
                                             transaction rules and the plan
                                             asset regulations exist, there
                                             can be no assurance that any such
                                             exception will apply with respect
                                             to the acquisition of the Notes.
                                             Although not entirely free from
                                             doubt, it is believed that, as of
                                             the date hereof, the Notes will
                                             be treated as debt obligations
                                             without significant equity
                                             features for purposes of the plan
                                             asset regulations. Accordingly, a
                                             plan that acquires the Notes
                                             should not be treated as having
                                             acquired a direct interest in the
                                             assets of the related issuer.
                                             However, there can be no complete
                                             assurance that the Notes will be
                                             treated as debt obligations
                                             without significant equity
                                             features for purposes of the plan
                                             asset regulations. Investors are
                                             advised to consult their counsel
                                             and to review "ERISA
                                             Considerations" herein and in the
                                             prospectus.

Legal Investment.........................    The Notes will not constitute
                                             "mortgage related securities" for
                                             purposes of the Secondary
                                             Mortgage Market Enhancement Act
                                             of 1984, as amended. Institutions
                                             whose investment activities are
                                             subject to legal investment laws
                                             and regulations or to review by
                                             certain regulatory authorities
                                             may be subject to restrictions on
                                             investment in the Notes. See
                                             "Legal Investment" herein.

Rating...................................    It is a condition to the issuance
                                             of each series of Notes that each
                                             series of the Notes be rated
                                             "AAA" by Standard & Poor's, a
                                             division of The McGraw-Hill
                                             Companies, Inc. ("S&P") and "Aaa"
                                             by Moody's Investors Service,
                                             Inc. ("Moody's"). A security
                                             rating is not a recommendation to
                                             buy, sell or hold securities and
                                             may be subject to revision or
                                             withdrawal at any time by the
                                             assigning rating organization. A
                                             security rating does not address
                                             the frequency of prepayments of
                                             loans, or the corresponding
                                             effect on yield to investors. The
                                             ratings issued by S&P and Moody's
                                             on payment of principal and
                                             interest on the Class A-V Notes
                                             do not cover the payment of the
                                             carry-forward amount. See
                                             "Certain Yield and Prepayment
                                             Considerations" and "Ratings"
                                             herein.

                                 RISK FACTORS

         You should consider, among other things, the items discussed under "Risk Factors" in the Prospectus and the following factors in connection with the purchase of the Notes:

Delinquencies and Potential Delinquencies

         Approximately ____% and ____% of the Initial Fixed Rate Loans and the Initial Adjustable Rate Loans, respectively (each by aggregate principal balance of the related Loan Group as of the Cut-off Date), were thirty days or more but less than sixty days delinquent in their Monthly Payments as of the Cut-off Date. None of the Initial Fixed Rate Loans and the Initial Adjustable Rate Loans were sixty days or more delinquent in their Monthly Payments as of the Cut-off Date.

         Approximately ____% and ____% of the Initial Fixed Rate Loans and Initial Adjustable Rate Loans, respectively (each by aggregate principal balance of the related Loan Group as of the Cut-off Date), are secured by Mortgaged Properties located in the State of _______. In the event ________ experiences a decline in real estate values, losses on the Loans may be greater than otherwise would be the case.

         Approximately ____% and ____% of the Initial Fixed Rate Loans and Initial Adjustable Rate Loans, respectively (each by aggregate principal balance of the related Loan Group as of the Cut-off Date), have Loan-to-Value Ratios (as defined herein) in excess of ___%. None of such Loans are covered by a primary mortgage insurance policy and consequently, such Loans will be affected to a greater extent than Loans with a Loan-to-Value Ratio (as defined herein) equal to or less than ___% by any decline in the value of the related Mortgaged Property. No assurance can be given that values of the Mortgaged Properties have remained or will remain at their levels on the dates of origination of the related Loans. If the residential real estate market should experience an overall decline in property values such that the outstanding balances of the Loans, and any secondary financing on the Mortgaged Properties, become equal to or greater than the value of the Mortgaged Properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry.

         [Approximately ___% of the Initial Fixed Rate Loans (by aggregate principal balance of the Fixed Rate Loans as of the Cut-off Date ) require monthly payments of principal based on 30 year amortization schedules and have scheduled maturity dates of 15 years from the due date of the first monthly payment (each such Fixed Rate Loan, a "Balloon Loan"), in each case leaving a substantial portion of the original principal amount due and payable on the respective scheduled maturity date (a "Balloon Payment"). The Balloon Loans entail a greater degree of risk for you because the ability of a mortgagor to make a Balloon Payment typically will depend upon the mortgagor's ability either to refinance the related Balloon Loan or to sell the related Mortgaged Property. The mortgagor's ability to sell or refinance will be affected by a number of factors, including the level of prevailing mortgage rates at the time of sale or refinancing, the mortgagor's equity in the related Mortgaged Property, the financial condition and credit profile of the mortgagor, applicable tax laws and general economic conditions. None of the Depositor, the Master Servicer, the Indenture Trustee, the Seller or any of their respective affiliates, nor any other person, is obligated to refinance any Balloon Loan. In addition, the Master Servicer and the Sub-Servicer are not obligated to make delinquent principal Advances with respect to any such Balloon Payment. See "Description of the Servicing Agreements--Advances" herein.]

         Approximately ______% of the Initial Fixed Rate Loans (by aggregate principal balance of the Fixed Rate Loans as of the Cut-off Date) are secured by second liens on the related Mortgaged Properties, which liens are subordinate to the rights of the mortgagee under the related first lien. Accordingly, investors will be subject to a loss if the holder of a first lien on the related Mortgaged Property is successful in foreclosure of its mortgage since second liens or encumbrances do not survive such a foreclosure. Also, due to the priority of the first lien on the related Mortgaged Property, the holder of a Fixed Rate Loan secured by a second lien may not be able to control the timing, method or procedure of any foreclosure action relating to the Mortgaged Property. Investors should be aware that any liquidation, insurance or condemnation proceeds received in respect of such Fixed Rate Loans will be available to satisfy the outstanding balance of such Fixed Rate Loans only to the extent that the claims of such first liens have been satisfied in full, including any related foreclosure costs. None of the Adjustable Rate Loans are secured by second liens.

The Subsequent Loans

         Subsequent Loans may have characteristics different from those of the Initial Loans. However, each Subsequent Loan must satisfy the eligibility criteria referred to herein under "Description of the Home Equity Loan Pool" at the time of its conveyance to the related Trust Estate and must be underwritten in accordance with the criteria set forth herein under "Description of the Home Equity Loan Pool -- Underwriting."

Mandatory Prepayment

         To the extent that amounts on deposit in the Class A-F Pre-Funding Account and the Class A-V Pre-Funding Account have not been fully applied to the purchase of related Subsequent Loans by the related Issuer by the end of the related Funding Period, the holders of the Class A-F Notes and the Class A-V Notes, as applicable, will receive, as described herein, on the Payment Date immediately following the end of the related Funding Period, any amounts in the related Pre-Funding Account after giving effect to any purchase of related Subsequent Loans. Although no assurances can be given, the Issuer intends that the principal amount of Subsequent Loans sold to the related Trust Estate will require the application of substantially all amounts on deposit in the related Pre-Funding Account and that there will be no material principal payment to the Class A-F Notes and the Class A-V Notes on such Payment Date.

Risk of Home Equity Loan Yield Reducing Note Interest Rate on the
Class A-V Notes

         The Note Interest Rate on the Adjustable Rate Loans is based upon, among other factors as described herein under "Description of the Notes--Class A-V Notes--Interest Payments on the Notes," the value of an index (One-Month LIBOR (as defined herein)) which is different from the value of the Index applicable to the Adjustable Rate Loans (Six-Month LIBOR) (as defined herein)), as described under "Description of the Home Equity Loan Pool" herein. The Mortgage Rate of each Adjustable Rate Loan adjusts semi-annually, commencing on the related first Adjustment Date (each 2/28 and 2/13, 3/27 and 5/25 Loan will not have a first Adjustment Date until two years, three years and five years, respectively, from the origination of each such 2/28 or 2/13, 3/27 and 5/25 Loan), based upon the Index, whereas the Class A-V Note Interest Rate adjusts monthly based upon One-Month LIBOR plus ____% (or after the Payment Date which occurs on or prior to the date on which the sum of the aggregate Principal Balance of the Adjustable Rate Loans is less than or equal to 10% of the Class A-V Original Pool Balance, One-Month LIBOR plus ____%), limited by the Maximum Interest Rate (as defined herein). In addition, One-Month LIBOR and the Index on the Adjustable Rate Loans may respond differently to economic and market factors, and there is not necessarily any correlation between them. Moreover, the Adjustable Rate Loans are subject to Periodic Rate Caps, Maximum Mortgage Rates and Minimum Mortgage Rates (each, as defined herein). Thus, it is possible, for example, that One-Month LIBOR may rise during periods in which the Index is stable or falling or that, even if both One-Month LIBOR and the Index rises during the same period, One-Month LIBOR may rise much more rapidly than the Index. See "Description of the Notes -- Class A-V Notes -- Interest Payments on the Notes."


                   DESCRIPTION OF THE HOME EQUITY LOAN POOL

General

         The statistical information presented in this Prospectus Supplement describes only the Fixed Rate Loans and the Adjustable Rate Loans included in the related Trust Estate as of the Closing Date (the "Initial Fixed Rate Loans" and the "Initial Adjustable Rate Loans," respectively, and together the "Initial Loans") and does not include Fixed Rate Loans and Adjustable Rate Loans purchased by the related Issuer and included in the related Trust Estate after the Closing Date (the "Subsequent Fixed Rate Loans" and the "Subsequent Adjustable Rate Loans," respectively, and together with the Initial Loans, the "Loans").

         Subsequent Fixed Rate Loans and Subsequent Adjustable Rate Loans are intended to be purchased by the related Issuer from the Seller from time to time on or before _______, _____, from funds on deposit in the related Pre-Funding Account. The Subsequent Fixed Rate Loans and the Subsequent Adjustable Rate Loans, if available, will be sold by the Seller to the related Issuer for inclusion in the related Trust Estate. The related Purchase Agreement (as defined below) will provide that the Subsequent Fixed Rate Loans and the Adjustable Rate Loans must conform to certain specified characteristics described below under " --Fixed Rate Loans--Conveyance of Subsequent Loans and the Pre-Funding Account" and " --Adjustable Rate Loans--Conveyance of Subsequent Loans and the Pre-Funding Account". In the sole discretion of the Note Insurer, Subsequent Loans with characteristics varying from those described herein may be purchased by the related Issuer and included in the related Trust Estate.

Fixed Rate Loans

         General. The Home Equity Loan Pool with respect to the Fixed Rate Loans will consist of fixed rate, monthly payment, first and second lien mortgage loans with terms to maturity of not more than 30 years from the date of origination or modification. As of the Cut-off Date, the principal balance of the Initial Fixed Rate Loans was equal to $__________________. The Depositor will acquire the Initial Fixed Rate Loans to be included in the Home Equity Loan Pool from _____________________ (in such capacity, the "Seller"), on the Closing Date pursuant to a Fixed Rate Loan purchase agreement (the "Fixed Rate Purchase Agreement") between the Depositor and the Seller. All of the Fixed Rate Loans will be master serviced by ___________________ (in such capacity, the "Master Servicer") and subserviced by ____________ (the "Sub-Servicer"). The Depositor will convey the Initial Fixed Rate Loans to the related Issuer on the Closing Date pursuant to the related Trust Agreement. The Seller and ________ will make certain representations and warranties with respect to the Fixed Rate Loans and, as more particularly described in the Prospectus, each will have certain repurchase or substitution obligations in connection with a breach of any such representation or warranty, or an omission or defect in respect of certain constituent documents required to be delivered with respect to the Fixed Rate Loans, if such breach, omission or defect cannot be cured and it materially and adversely affects the value of the related Fixed Rate Loan or the interests of holders of the Class A-F Notes or the Note Insurer. See "Description of the Agreements -- Representations and Warranties; Repurchases" in the Prospectus. The Fixed Rate Loans will have been originated or acquired by the Seller in accordance with the underwriting criteria described herein. See " -- Underwriting" below.

         The representations and warranties made by the Seller and _______ will be pledged to the Indenture Trustee for the benefit of the Class A-F Noteholders and the Note Insurer.

         Approximately _____% of the Initial Fixed Rate Loans (by aggregate principal balance of the Fixed Rate Loans as of the Cut-off Date), will have Loan-to-Value Ratios in excess of ___%. Such Initial Fixed Rate Loans will not be covered by a primary mortgage insurance policy. See "Description of the Agreements -- Hazard Insurance Policies" in the Prospectus.

         With respect to each Fixed Rate Loan, the loan-to-value ratio ("Loan-to-Value Ratio") at any given time generally will be the ratio, expressed as a percentage, the numerator of which is the unpaid principal balance of such Fixed Rate Loan, and the denominator of which is the lesser of
(i) the appraised value of the related Mortgaged Property as of the date of the appraisal used by or on behalf of the Seller to underwrite such Fixed Rate Loan or (ii) the sale price of the related Mortgaged Property if such a sale occurred at origination of the Fixed Rate Loan. As of the Cut-off Date, the minimum and maximum Loan-to-Value Ratios at origination for the Initial Loans were approximately ____% and _____%, respectively, and the weighted average Loan-to-Value Ratio at origination of the Initial Fixed Rate Loans was approximately _____% . As of the Cut-off Date, the minimum and maximum Combined Loan-to-Value Ratios (as defined below) at origination for the Initial Fixed Rate Loans were approximately _____% and _____%, respectively, and the weighted average Combined Loan-to-Value Ratio at origination of the Initial Fixed Rate Loans was approximately ______%. With respect to each Fixed Rate Loan secured by a Mortgaged Property that is subject to a second lien, the "Combined Loan-to-Value Ratio" at any given time generally will be the ratio, expressed as a percentage, the numerator of which is the sum of (i) the unpaid principal balance of the Fixed Rate Loan plus (ii) the original principal balance of any second lien on the related Mortgaged Property as of such date, and the denominator of which is the lesser of (i) the appraised value of the related Mortgaged Property as of the date of the appraisal used by or on behalf of the Seller to underwrite such Fixed Rate Loan or (ii) the sale price of the related Mortgaged Property if such a sale occurred at origination of the Fixed Rate Loan.

         The Fixed Rate Loans will contain a customary "due-on-sale" clause. See "Certain Yield and Prepayment Considerations" herein. Pursuant to the terms of the related Servicing Agreement, the Master Servicer or the Sub-Servicer, as the case may be, will be entitled to all late payment charges and prepayment penalties received on the Fixed Rate Loans as additional servicing compensation and such amounts will not be available for distribution on the Class A-F Notes.

         Fixed Rate Loan Characteristics. All percentages of the Initial Fixed Rate Loans described herein are approximate percentages (except as otherwise indicated) by aggregate principal balance of the Fixed Rate Loans as of the Cut-off Date.

         The Initial Fixed Rate Loans generally have original terms to stated maturity of approximately 30 years.

         Approximately ____% of the Initial Fixed Rate Loans (by aggregate principal balance of the Fixed Rate Loans as of the Cut-off Date) are secured by second liens on the related Mortgaged Properties.

         As of the Cut-off Date, each Initial Fixed Rate Loan will have an unpaid principal balance of not less than $______ or more than $______ and the average unpaid principal balance of the Initial Fixed Rate Loans will be approximately $______. The latest stated maturity date of any of the Initial Fixed Rate Loans will be in _______; however, the actual date on which any Initial Fixed Rate Loan is paid in full may be earlier than the stated maturity date due to unscheduled payments of principal.

         The weighted average remaining term to stated maturity of the Initial Fixed Rate Loans will be approximately ___ months. The weighted average original term to maturity of the Initial Fixed Rate Loans will be approximately ___ months.

         The earliest year of origination of any Initial Fixed Rate Loan is ____ and the latest month and year of origination is ______.

         With respect to approximately _____% of the Initial Fixed Rate Loans (by aggregate principal balance of the Fixed Rate Loans as of the Cut-off
Date), the related mortgagors have obtained secondary financing from Pacific on the related Mortgaged Property, which second lien is not included in the related Trust Estate. There can be no assurance, however, that the mortgagors have not obtained or will not obtain secondary financing from sources other than the Seller and its affiliates.

         Certain of the Initial Fixed Rate Loans provide for payment of a prepayment charge. As to each such Fixed Rate Loan, the prepayment charge provisions typically provide for payment of a prepayment charge for partial prepayments and full prepayments. Prepayments may be payable for a period of time ranging from one to five years from origination date. Prepayment charges received on the Fixed Rate Loans will be available for distribution on the Class A-F Notes.

         None of the Initial Fixed Rate Loans are Buydown Loans.

         [Approximately ____% of the Initial Fixed Rate Loans are Balloon
Loans.]

         Set forth below is a description of certain additional characteristics of the Initial Fixed Rate Loans as of the Cut-off Date (except as otherwise indicated). Dollar amounts and percentages may not add up to totals due to rounding.




                          Fixed Rate Loan Geographic Distribution of Mortgaged Properties

                                                                                               Percentage of
                                                                                                Cut-off Date
                                          Number of Initial        Aggregate Unpaid              Aggregate
State                                     Fixed Rate Loans         Principal Balance         Principal Balance
-----                                     ----------------         -----------------         -----------------

[Alaska                                                                          $                   %
Arizona
California
Colorado
Connecticut
Delaware
Florida
Georgia
Hawaii
Iowa
Idaho
Illinois
Indiana
Kansas
Kentucky
Louisiana
Massachusetts
Maryland
Maine
Michigan
Minnesota
Missouri
Mississippi
Montana
North Carolina
Nebraska
New Hampshire
New Jersey
New Mexico
Nevada
New York
Ohio
Oklahoma
Oregon
Pennsylvania
Rhode Island
South Carolina
Tennessee
Texas
Utah
Virginia
Washington
Wisconsin
Wyoming]

       Total..........................                                           $                 100.00%
                                                                                                   =======


         No more than approximately _____% of the Initial Fixed Rate Loans will be secured by Mortgaged
Properties in any one zip code.





                             Principal Balances of the Initial Fixed Rate Loans at Origination

                                                                                                 Percentage of
                                                                                                 Cut-off Date
   Original Home Equity                          Number of Initial      Aggregate Unpaid           Aggregate
Loan Principal Balance ($)                       Fixed Rate Loans       Principal Balance      Principal Balance

        0.01-   25,000.00                                                            $                  %
   25,000.01-   50,000.00
   50,000.01-   75,000.00
   75,000.01-  100,000.00
  100,000.01-  125,000.00
  125,000.01-  150,000.00
  150,000.01-  175,000.00
  175,000.01-  200,000.00
  200,000.01-  225,000.00
  225,000.01-  250,000.00
  250,000.01-  275,000.00
  275,000.01-  300,000.00
  300,000.01-  325,000.00
  325,000.01-  350,000.00
  400,000.01-  450,000.00
         Total................................                                       $                100.00%
                                                                                                      =======



         The average  principal balance of the Initial Fixed Rate Loans at origination will be approximately
$-------.



                    Principal Balances of the Initial Adjustable Rate Loans at the Cut-off Date
                                                                                                  Percentage of
                                                                                                  Cut-off Date
Cut-off Date Home Equity                         Number of Initial        Aggregate Unpaid          Aggregate
Loan Principal Balance ($)                     Adjustable Rate Loans      Principal Balance     Principal Balance


        0.01    -    25,000.00                                                          $                %
   25,000.01    -    50,000.00  ............
   50,000.01    -    75,000.00  ............
   75,000.01    -   100,000.00  ............
  100,000.01    -   125,000.00  ............
  125,000.01    -   150,000.00  ............
  150,000.01    -   175,000.00  ............
  175,000.01    -   200,000.00  ............
  200,000.01    -   225,000.00  ............
  225,000.01    -   250,000.00  ............
  250,000.01    -   275,000.00  ............
  275,000.01    -   300,000.00  ............
  300,000.01    -   325,000.00  ............
  325,000.01    -   350,000.00  ............
  350,000.01    -   400,000.00  ............
  400,000.01        450,000.00  ............
  450,000.01    -   500,000.00  ............
  500,000.01    -   550,000.00  ............
  550,000.01    -   600,000.00  ............
  600,000.01    -   650,000.00  ............
  700,000.01    -   750,000.00  ............
         Total...........................                                               $              100.00%
                                                                                                       =======
         The average Cut-off Date principal balance of the Initial Adjustable Rate Loans will be approximately
$---------.





                                             Original Term to Maturity

                                                                                                 Percentage of
                                                                                                 Cut-off Date
                                               Number of Initial        Aggregate Unpaid           Aggregate
Original Term                                Adjustable Rate Loans      Principal Balance      Principal Balance
                                             ---------------------      -----------------      -----------------
180.....................................                                             $                  %
360.....................................
         Total..........................                                             $                100.00%
                                                                                                      =======


         The weighted average Original Term to Maturity at origination of the Initial Adjustable Rate Loans will be approximately _____ months.





                                            Remaining Term to Maturity

                                                                                                 Percentage of
                                                                                                 Cut-off Date
                                               Number of Initial        Aggregate Unpaid           Aggregate
Remaining Term                               Adjustable Rate Loans      Principal Balance      Principal Balance

121-180                                                                               $                 %
301-360
         Total.........................                                               $               100.00%
                                                                                                      =======

         The weighted average Remaining Term to Maturity at origination of the Initial Adjustable Rate Loans will be approximately ____ months.





                                                Documentation Type


                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                Number of Initial        Aggregate Unpaid          Aggregate
Documentation Type                            Adjustable Rate Loans     Principal Balance      Principal Balance
------------------                            ---------------------     -----------------      -----------------

Limited................................                                                $                 %
Stated.................................
Full...................................
         Total.........................                                                $               100.00%
                                                                                       =               =======




                                                  Occupancy Types

                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                Number of Initial        Aggregate Unpaid          Aggregate
Occupancy (as indicated by borrower)          Adjustable Rate Loans     Principal Balance      Principal Balance
------------------------------------          ---------------------     -----------------      -----------------

Investor Non-Owner-Occupied............                                                $                 %
Owner..................................
Secondary..............................
         Total.........................                                                $               100.00%
                                                                                       =               =======




                                 Risk Categories of Initial Adjustable Rate Loans

                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                Number of Initial        Aggregate Unpaid          Aggregate
Risk Category                                 Adjustable Rate Loans     Principal Balance      Principal Balance
-------------                                 ---------------------     -----------------
A.....................................                                                 $                   %
A-....................................
B.....................................
C.....................................
C-....................................
D.....................................
Other.................................
         Total........................                                                 $                 100.00%
                                                                                       =                 =======
         See "-- Underwriting" below for a description of the credit categories of the Loans.






                                                  Property Types

                                                                                                  Percentage of
                                                                                                   Cut-off Date
                                                 Number of Initial        Aggregate Unpaid          Aggregate
 Property Type                                 Adjustable Rate Loans     Principal Balance      Principal Balance
 -------------                                 ---------------------     -----------------      -----------------

 Single Family Detached..................                                            $                   %
 Single Family Attached..................
 Three- to Four-Family...................
 Condominium.............................
 Townhouse...............................
 Manufactured Housing....................
          Total..........................                                            $                 100.00%
                                                                                     =                 =======








                                     Purposes of Initial Adjustable Rate Loans

                                                                                                  Percentage of
                                                                                                   Cut-off Date
                                                 Number of Initial        Aggregate Unpaid          Aggregate
  Purpose                                      Adjustable Rate Loans      Principal Balance     Principal Balance
  -------
  Refinance-Cashout.....................                                                $                 %
  Rate and Term Refinance...............
  Purchase..............................
           Total........................                                                $               100.00%
                                                                                        =               =======
         See "-- Underwriting" below for a description of loan purpose.






                                           Original Loan-to-Value Ratios

                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                Number of Initial        Aggregate Unpaid          Aggregate
Original Loan-to-Value Ratios (%)             Adjustable Rate Loans     Principal Balance      Principal Balance
---------------------------------             ---------------------     -----------------      -----------------


    5.01  -    10.00  ....................                                            $                 %
   15.01  -    20.00  ....................
   25.01  -    30.00  ....................
   30.01  -    35.00  ....................
   35.01  -    40.00  ....................
   40.01  -    45.00  ....................
   45.01  -    50.00  ....................
   50.01  -    55.00  ....................
   55.01  -    60.00  ....................
   60.01  -    65.00  ....................
   65.01  -    70.00  ....................
   70.01  -    75.00  ....................
   75.01  -    80.00  ....................
   80.01  -    85.00  ....................
   85.01  -    90.00  ....................
   90.01  -    95.00  ....................
              Total.....................                                              $               100.00%
                                                                                                      =======

         The weighted average Loan-to-Value Ratio at origination of the Initial Adjustable Rate Loans will be approximately ______%.










                                           Mortgage Rates at Origination
                                         for Initial Adjustable Rate Loans

                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                Number of Initial        Aggregate Unpaid          Aggregate
Mortgage Rates (%)                            Adjustable Rate Loans     Principal Balance      Principal Balance
------------------                            ---------------------     -----------------      -----------------
   6.01   -   6.50.......................                                            $                  %
   6.51   -   7.00.......................
   7.01   -   7.50.......................
   7.51   -   8.00.......................
   8.01   -   8.50.......................
   8.51   -   9.00.......................
   9.01   -   9.50.......................
   9.51   -  10.00.......................
  10.01   -  10.50.......................
  10.51   -  11.00.......................
  11.01   -  11.50.......................
  11.51   -  12.00.......................
  12.01   -  12.50.......................
  12.51   -  13.00.......................
  13.01   -  13.50.......................
  13.51   -  14.00.......................
  14.01   -  14.50.......................
  14.51   -  15.00.......................
  15.01   -  15.50.......................
  15.51   -  16.00.......................
  16.01   -  16.50.......................
  16.51   -  17.00.......................
      Total.............................                                             $                100.00%
                                                                                                      =======

         The weighted average Mortgage Rate of the Initial Adjustable Rate Loans at origination will be approximately ________% per annum.







                                      Minimum Mortgage Rates at Cut-off Date
                                         for Initial Adjustable Rate Loans

                                                                                                  Percentage of
                                                                                                   Cut-off Date
                                                Number of Initial         Aggregate Unpaid          Aggregate
  Minimum Mortgage Rates (%)                  Adjustable Rate Loans       Principal Balance     Principal Balance
  --------------------------                  ---------------------       -----------------     -----------------
     6.01 -      6.5....................                                               $                  %
     6.51 -      7.0....................
     7.01 -      7.5....................
     7.51 -      8.0....................
     8.01 -      8.5....................
     8.51 -      9.0....................
     9.01 -      9.5....................
     9.51 -     10.0....................
    10.01 -     10.5....................
    10.51 -     11.0....................
    11.01 -     11.5....................
    11.51 -     12.0....................
    12.01 -     12.5....................
    12.51 -     13.0....................
    13.01 -     13.5....................
    13.51 -     14.0....................
    14.01 -     14.5....................
    14.51 -     15.0....................
    15.01 -     15.5....................
    15.51 -     16.0....................
    16.01 -     16.5....................
    16.51 -     17.0....................
        Total...........................                                               $                100.00%
                                                                                                        =======

         The weighted average Minimum Mortgage Rate of the Initial Adjustable Rate Loans as of Cut-off Date will be approximately _______% per annum.





                                               Next Adjustment Date
                                         for Initial Adjustable Rate Loans

                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                Number of Initial        Aggregate Unpaid          Aggregate
Next Adjustment Date                          Adjustable Rate Loans     Principal Balance      Principal Balance
--------------------                          ---------------------     -----------------      -----------------
_______, ________.....................                                                 $                %
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
-------, --------.....................
      Total...........................                                                 $              100.00%
                                                                                                      =======

         The weighted average remaining months to the next Adjustment Date of the Initial Adjustable Rate Loans will be approximately __ months.








                                               Maximum Mortgage Rate
                                         for Initial Adjustable Rate Loans

                                                                                                  Percentage of
                                                                                                  Cut-off Date
                                                Number of Initial         Aggregate Unpaid          Aggregate
 Maximum Mortgage Rates (%)                   Adjustable Rate Loans      Principal Balance      Principal Balance
 --------------------------                   ---------------------      -----------------      -----------------
   12.51-    13.00......................                                            $                    %
   13.01-    13.50......................
   13.51-    14.00......................
   14.01-    14.50......................
   14.51-    15.00......................
   15.01-    15.50......................
   15.51-    16.00......................
   16.01-    16.50......................
   16.51-    17.00......................
   17.01-    17.50......................
   17.51-    18.00......................
   18.01-    18.50......................
   18.51-    19.00......................
   19.01-    19.50......................
   19.51-    20.00......................
   20.01-    20.50......................
   20.51-    21.00......................
   21.01-    21.50......................
   21.51-    22.00......................
   22.01-    22.50......................
   22.51-    23.00......................
   23.01-    23.50......................
       Total.......                                                                 $                  100.00%
                                                                                                       =======


         The weighted average Maximum Mortgage Rate of the Initial Adjustable Rate Loans will be approximately
_______% per annum.



                                                   Gross Margin
                                         for Initial Adjustable Rate Loans

                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                Number of Initial        Aggregate Unpaid          Aggregate
Gross Margin (%)                              Adjustable Rate Loans     Principal Balance      Principal Balance
----------------                              ---------------------     -----------------      -----------------
   4.01  -   4.50.........................                                            $                  %
   4.51  -   5.00.........................
   5.01  -   5.50.........................
   5.51  -   6.00.........................
   6.01  -   6.50.........................
   6.51  -   7.00.........................
   7.01  -   7.51.........................
   7.51  -   8.00.........................
   8.01  -   8.50.........................
   8.51  -   9.00.........................
   9.01  -   9.50.........................
   9.51  -  10.00.........................
  10.01  -  10.50.........................
  10.51  -  11.00.........................
  11.01  -  11.50.........................
      Total..............................                                             $                100.00%
                                                                                                       =======


         The weighted average Gross Margin of the Initial Adjustable Rate Loans will be approximately _____% per annum.







                            Initial Periodic Rate Cap for Initial Adjustable Rate Loans

                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                Number of Initial        Aggregate Unpaid          Aggregate
Initial Periodic Rate Cap                     Adjustable Rate Loans     Principal Balance      Principal Balance
-------------------------                     ---------------------     -----------------      -----------------
1.500..................................                                                $                 %
3.000..................................
      Total............................                                                $               100.00%
                                                                                       =               =======

         The weighted average Initial Periodic Rate Cap of the Initial Adjustable Rate Loans will be
approximately      %.




                                Periodic Rate Cap for Initial Adjustable Rate Loans

                                                                                                 Percentage of
                                                                                                  Cut-off Date
                                                Number of Initial        Aggregate Unpaid          Aggregate
Periodic Rate Cap                             Adjustable Rate Loans     Principal Balance      Principal Balance
-----------------                             ---------------------     -----------------      -----------------
1.500..................................                                                $              %
      Total............................                                                $            100.00%
                                             Number of Days Delinquent





                                                                                                  Percentage of
                                                                                                   Cut-off Date
                                                Number of Initial         Aggregate Unpaid          Aggregate
  Number of Days Delinquent                   Adjustable Rate Loans       Principal Balance     Principal Balance
  -------------------------                   ---------------------       -----------------     -----------------
  0-29 Days...............................                                             $                 %
  30-59 Days..............................
           Total..........................                                              $               100.00%
                                                                                                        =======


         Conveyance of Subsequent Loans and the Pre-Funding Account. Under the Adjustable Rate Purchase Agreement, following the initial issuance of the Class A-V Notes, the Series ____-V Issuer will be obligated to purchase from the Seller for inclusion in the related Trust Estate during the Class A-V Funding Period, subject to the availability thereof, the Subsequent Adjustable Rate Loans secured by first liens on fee simple interests in one- to four-family residential real properties. Each Subsequent Adjustable Rate Loan will have been underwritten in accordance with the criteria set forth herein under "Description of the Home Equity Loan Pool -- Underwriting." Subsequent Adjustable Rate Loans will be transferred to the Series ____-V Issuer pursuant to Subsequent transfer instruments (the "Subsequent Transfer Instruments") between the Seller and the Series ____-V Issuer. In connection with the purchase of Subsequent Adjustable Rate Loans on such dates of transfer (the "Subsequent Transfer Dates"), the Series ____-V Issuer will be required to pay to the Seller from amounts on deposit in the Class A-V Pre- Funding Account (as defined below) a cash purchase price of 100% of the principal balance thereof. In each instance in which Subsequent Adjustable Rate Loans are transferred pursuant to a Subsequent Transfer Instrument, the Series -V Issuer will designate the cut-off date (such cut-off date the "Subsequent Cut-off Date") with respect to the Subsequent Adjustable Rate Loans acquired on such date. The amount paid from the Class A-V Pre-Funding Account on each Subsequent Transfer Date will not include accrued interest on the Subsequent Adjustable Rate Loans. Following each Subsequent Transfer Date, the aggregate Principal Balance of the Adjustable Rate Loans will increase by an amount equal to the aggregate Principal Balance of the Subsequent Adjustable Rate Loans so acquired and the amount in the Class A-V Pre- Funding Account will decrease accordingly.

         On the Closing Date, approximately $_______ (the "Class A-V Original Pre-Funded Amount") will be deposited in an account (the "Class A-V Pre-Funding Account"), which account will be in the name of the Indenture Trustee and shall be part of the related Trust Estate and which amount will be used to acquire Subsequent Adjustable Rate Loans. During the Class A-V Funding Period (as defined herein), the Class A-V Original Pre-Funded Amount will be reduced (on any date of determination, the related Class A-V Original Pre-Funded Amount as so reduced, the "Class A-V Pre-Funded Amount") by the amount thereof used to purchase Subsequent Adjustable Rate Loans. The "Class A-V Funding Period" is the period commencing on the Closing Date and ending on the earlier to occur of (i) the date on which the amount on deposit in the Class A-V Funding Account is less than $[10,000] and (ii) _____, _____.

         Any conveyance of Subsequent Adjustable Rate Loans on a Subsequent Transfer Date is subject to certain conditions including, but not limited to:
(a) each such Subsequent Adjustable Rate Loan must satisfy the representations and warranties specified in the related Subsequent Transfer Instrument and the Adjustable Rate Purchase Agreement; (b) the Seller will select such Subsequent Adjustable Rate Loans in a manner that it reasonably believes is not adverse to the interests of the Class A-V Noteholders or the Note Insurer; (c) the Seller will deliver certain opinions of counsel acceptable to the Note Insurer and the Indenture Trustee with respect to the validity of the conveyance of such Subsequent Adjustable Rate Loans; and (d) as of each Subsequent Cut-off Date, each Subsequent Adjustable Rate Loan will satisfy the following criteria: (i) such Subsequent Adjustable Rate Loan may not be 30 or more days contractually delinquent as of the related Subsequent Cut-off Date; (ii) the remaining stated term to maturity of such Subsequent Adjustable Rate Loan will not exceed 360 months; (iii) such Subsequent Adjustable Rate Loan must have an outstanding Principal Balance of at least $[20,000] and no more than $[500,000] as of the Subsequent Cut-off Date; (iv) such Subsequent Adjustable Rate Loan will be underwritten in accordance with the criteria set forth under "Description of the Home Equity Loan Pool -- Underwriting" herein; (v) such Subsequent Adjustable Rate Loan must have a Loan-to-Value Ratio at origination of no more than _______%; (vi) the stated maturity of such Subsequent Adjustable Rate Loan will be no later than 360 months; (vii) such Subsequent Adjustable Rate Loan shall not provide for negative amortization; (viii) such Subsequent Adjustable Rate Loan must have a Gross Margin of at least ____%; and (ix) following the purchase of such Subsequent Adjustable Rate Loans by the related Issuer, the Adjustable Rate Loans included in the related Trust Estate must have a weighted average interest rate, a weighted average remaining term to maturity and a weighted average Loan-to-Value Ratio at origination, as of each respective Subsequent Cut-off Date, which does not vary materially from the Initial Adjustable Rate Loans included initially in the related Trust Estate. In addition, the Indenture Trustee shall not agree to any transfer of Subsequent Adjustable Rate Loans without a signed certification from the Note Insurer that the Subsequent Adjustable Rate Loans are acceptable to the Note Insurer in its sole discretion. Subsequent Adjustable Rate Loans with characteristics varying from those set forth above may be purchased by related Issuer and included in the Trust Estate in the sole discretion of the Note Insurer. Upon the end of the Class A-V Funding Period, under certain circumstances, the Note Insurer may adjust the related Required Subordination Amount.

Underwriting

         [Description of Seller's Underwriting].

Additional Information

         Prior to the issuance of a Series of Notes, Initial Loans may be removed from the either Trust Estate as a result of incomplete documentation or otherwise, if the Depositor deems such removal necessary or appropriate. A limited number of other Loans may be included in each Loan Group prior to the issuance of the related Notes. The Depositor believes that the information set forth herein will be substantially representative of the characteristics of each Loan Group as it will be constituted at the time the related Notes are issued, although the range of Mortgage Rates and maturities and certain other characteristics of the Loans in the related Loan Group may vary, although such variance will not be material.


                                  THE SELLER

         The information set forth in the following paragraphs has been provided by the Seller. None of the Depositor, the Underwriter, the Owner Trustee, the Indenture Trustee, the Note Insurer, the Sub-Servicer, the Series _____-F Issuer, the Series _____-V Issuer or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of the information provided by the Seller.

         [Description of the Seller].

         No person other than the Seller and ___________ is obligated with respect to the representations and warranties respecting the Loans and the remedies for any breach thereof that are assigned to the Indenture Trustee for the benefit of the related Noteholders and the Note Insurer. Moreover, as discussed above, the Seller and ________ have only limited assets available to perform its repurchase obligations in respect of any breach of such representations and warranties, relative to the potential amount of repurchase liability, and the total potential amount of repurchase liability is expected to increase over time as _________ continues to originate, acquire and sell mortgage loans. There can be no assurance that the Seller will continue to generate operating earnings, or that it will be successful under its current business plan. Therefore, you should consider the possibility that the Seller and _________ will not have sufficient assets with which to satisfy its repurchase obligations in the event that a substantial amount of Loans are required to be repurchased due to breaches of representations and warranties.

         The Seller does not have sufficient historical delinquency, bankruptcy, foreclosure or default experience that may be referred to for purposes of estimating the future delinquency and loss experience of mortgage loans similar to the Loans.


                          THE SERIES _______-F ISSUER

         Home Equity Loan Trust Series _______-F is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement, dated as of _________, ____, between the Depositor and ________________ as the Owner Trustee for the transactions described in this Prospectus Supplement. The Trust Agreement constitutes the "governing instrument" under the laws of the State of Delaware relating to business trusts. After its formation, the Series _____-F Issuer will not engage in any activity other than (i) acquiring and holding the Fixed Rate Loans and the other assets of the Series _____-F Issuer and proceeds therefrom, (ii) issuing the Class A-F Notes and the related Certificates, (iii) making payments on the Class A-F Notes and the related Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The Series _____-F Issuer is not expected to have any significant assets other than those pledged as collateral to secure the Class A-F Notes.

         The assets of the Series ____-F Issuer will consist of the Fixed Rate Loans and certain related assets pledged to secure the Class A-F Notes.

         The Series ____-F Issuer's principal offices are in Wilmington, Delaware, in care of _______________, as Owner Trustee.


                           THE SERIES ____-V ISSUER

         Home Equity Loan Trust Series ____-V is a business trust formed under the laws of the State of Delaware pursuant to the Trust Agreement, dated as of _______, ____, between the Depositor and Wilmington Trust Company as the Owner Trustee for the transactions described in this Prospectus Supplement. The Trust Agreement constitutes the "governing instrument" under the laws of the State of Delaware relating to business trusts. After its formation, the Series ____-V Issuer will not engage in any activity other than (i) acquiring and holding the Adjustable Rate Loans and the other assets of the Series ____-V Issuer and proceeds therefrom, (ii) issuing the Class A-V Notes and the related Certificates, (iii) making payments on the Class A-V Notes and the related Certificates and (iv) engaging in other activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith. The Series ____-V Issuer is not expected to have any significant assets other than those pledged as collateral to secure the Class A-V Notes.

         The assets of the Series ____-V Issuer will consist of the Adjustable Rate Loans and certain related assets pledged to secure the Class A-V Notes.

         The Series ____-V Issuer's principal offices are in Wilmington, Delaware, in care of __________________, as Owner Trustee.


                               THE OWNER TRUSTEE

         ______________________ is the Owner Trustee under each Trust Agreement. The Owner Trustee is a Delaware ____________________ and its principal offices are located in Wilmington, Delaware.

         Neither the Owner Trustee nor any director, officer or employee of the Owner Trustee will be under any liability to the Series ____-F Issuer, the Series ____-V Issuer, or the Noteholders under the related Trust Agreement under any circumstances, except for the Owner Trustee's own misconduct, gross negligence, bad faith or grossly negligent failure to act or in the case of the inaccuracy of certain representations made by the Owner Trustee in the related Trust Agreement. All persons into which the Owner Trustee may be merged or with which it may be consolidated or any person resulting from such merger or consolidation shall be the successor of the Owner Trustee under the related Trust Agreement.


                             THE INDENTURE TRUSTEE

         ___________________________________, a _______________________, will act as Indenture Trustee under each Indenture. A copy of the Indentures will be provided by the Issuer without charge upon written request. Requests should be addressed to the Indenture Trustee at _______________________________________, Attention: Home Equity Loan Trust
Series ____-F or Attention: Home Equity Loan Trust Series ____-V, as applicable.


                            -----------------------

         The following information has been supplied by ____________________ (the "Note Insurer") for inclusion in this Prospectus Supplement.

General

         [Note Insurer information].

         The principal executive offices of the Note Insurer are located at _________________________________________, and its telephone number at that location is (___) ___-____.

Reinsurance

         Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written or reinsured from third parties by the Note Insurer or any of its domestic operating insurance company subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, the Note Insurer reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis. Such reinsurance is utilized by the Note Insurer as a risk management device and to comply with certain statutory and rating agency requirements; it does not alter or limit the Note Insurer obligations under any financial guaranty insurance policy.

Rating of Claims-Paying Ability

         The Note Insurer's claims-paying ability is rated ["Aaa" by Moody's and "AAA" by S&P]. Such rating reflect only the view of the respective rating agencies, are not recommendations to buy, sell or hold securities and are subject to revision or withdrawal at any time by such rating agencies. See "Ratings."

Capitalization

         The following table sets forth the capitalization of the Note Insurer and its wholly owned subsidiaries on the basis of generally accepted accounting principles as of ______________, ____ (in thousands):



                                                                                          ----------, ----
                                                                                             (unaudited)
                                                                                       ------------------------
Deferred Premium Revenue (net of prepaid reinsurance premiums).....................           $
Shareholder's Equity:
    Common Stock...................................................................
    Additional Paid-in Capital.....................................................
    Unrealized Gain on Investments (net of deferred income taxes)..................
    Accumulated Earnings...........................................................
Total Shareholder's Equity.........................................................
Total Deferred Premium Revenue and Shareholder's Equity............................           $

                                                                                                ===========


         For further information concerning the Note Insurer, see the Consolidated Financial Statements of the Note Insurer and Subsidiaries, and the notes thereto, incorporated by reference herein. Copies of the statutory quarterly and annual statements filed with the State of New York Insurance Department by the Note Insurer are available upon request to the State of New York Insurance Department.

Incorporation of Certain Documents by Reference

         In addition to the documents described under "Incorporation of Certain Information by Reference" in the Prospectus, the consolidated financial statements of the Note Insurer and subsidiaries included in or as exhibits to the following documents which have been filed with the Securities and Exchange Commission are hereby incorporated by reference in this Prospectus Supplement, which together with the Prospectus, forms a part of the Depositor's Registration Statement: (a) the Annual Report on Form 10-K for the year ended ____________, ____ and (b) the Quarterly Report on Form 10-Q for the three-month period ended _____________, ____.

         All financial statements of the Note Insurer and subsidiaries included in documents filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, subsequent to the date of this Prospectus Supplement and prior to the termination of the offering of the Notes shall be deemed to be incorporated by reference into this Prospectus Supplement and to be a part hereof from the respective dates of filing such documents.

         The Depositor will provide without charge to any person to whom this Prospectus Supplement is delivered, upon oral or written request of such person, a copy of any or all of the foregoing financial statements incorporated by reference. Requests for such copies should be directed to the Secretary, Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center, New York, New York 10281.

Insurance Regulation

         The Note Insurer is licensed and subject to regulation as a financial guaranty insurance corporation under the laws of the State of New York, its state of domicile. In addition, the Note Insurer and its insurance subsidiaries are subject to regulations by insurance laws of the various other jurisdictions in which they are licensed to do business. As a financial guaranty insurance corporation licensed to do business in the State of New York, the Note Insurer is subject to Article 69 of the New York Insurance Law which, among other things, limits the business of each such insurer to financial guaranty insurance and related lines, requires that each such insurer maintain a minimum surplus to policy holders, establishes contingency, loss and unearned premium reserve requirements for each insurer, and limits the size of individual transactions ("single risks") and the volume of transactions ("aggregate risks") that may be underwritten by each such insurer. Other provisions of the New York Insurance Law, applicable to non-life insurance companies such as the Note Insurer, regulate, among other things, permitted investments, payment of dividends, transactions with affiliates, mergers, consolidation, acquisitions or sale of assets and incurrence of liability for borrowing.


                           DESCRIPTION OF THE NOTES

General

         The Class A-F Notes will be issued pursuant to the Indenture dated as of __________ 1, ____, between the Series ____-F Issuer and __________________, as Indenture Trustee. The Class A-F Certificates (together with the Class A-F Notes, the "Series ____-F Securities") will be issued pursuant to the Trust Agreement dated as of __________, 1998, between the Depositor and ___________________, as Owner Trustee. The Class A-V Notes (together with the Class A-F Notes, the "Notes") will be issued pursuant to the Indenture dated as of ___________ 1, ____, between the Series ____-V Issuer and ________________________, as Indenture Trustee. The Class A-V Certificates (together with the Class A-V Notes, the "Series ____-V Securities") will be issued pursuant to the Trust Agreement dated as of ________, _____, between the Depositor and ______________________, as Owner
Trustee. The following summaries describe the material provisions of each of the Class A-F Securities, the Class A-V Securities, the Indentures, the Trust Agreements and the Servicing Agreements. The summaries do not purport to be complete and are subject to, and qualified in their entirety by reference to, the provisions of the applicable agreement. Only the Notes are offered hereby.

         The Notes will be secured by the pledge by the related Issuer of its assets to the Indenture Trustee pursuant to the related Indenture, which assets will consist of the following (such assets, collectively, the related "Trust Estate"): (i) the Fixed Rate Loans or the Adjustable Rate Loans, as applicable; (ii) collections in respect of principal and interest of the Fixed Rate Loans or the Adjustable Rate Loans, as applicable, received after the Cut-off Date or Subsequent Cut-off Date, as applicable (other than payments due on or before the Cut-off Date or the Subsequent Cut-off Date, as applicable); (iii) the amounts on deposit in any Collection Account (as defined in the Prospectus), including the account in which amounts are deposited prior to payment to the Class A-F Noteholders or the Class A-V Noteholders as applicable (the related "Payment Account"), including net earnings thereon; (iv) certain insurance policies maintained by the Mortgagors or by or on behalf of the Master Servicer or any related subservicer in respect of the Fixed Rate Loans or the Adjustable Rate Loans, as applicable;
(v) an assignment of the Depositor's rights under the related Purchase Agreement; (vi) an assignment of the related Issuer's rights under the related Servicing Agreement; (vii) amounts on deposit in the related Interest Coverage Account and the related Pre-Funding Account and (viii) proceeds of the foregoing. Each Series of Notes represents the right to receive payments from funds available to be distributed with respect to the related Loan Group, as described herein; provided that in the limited circumstances described herein under "Description of the Notes," excess cash flow from the Loan Group related to a Series of Notes may be available for certain shortfalls on the other Series of Notes.

         The Notes will be issued in denominations of $25,000 and integral multiples of $1,000 in excess thereof. See " -- Book-Entry Notes" below.

Book-Entry Notes

         General. Security Owners may elect to hold their Notes through the Depository Trust Company ("DTC") in the United States, or Cedelbank ("Cedel") or Euroclear, in Europe if they are Participants of such systems, or indirectly through organizations which are Participants in such systems. The Book-Entry Notes will be issued in one or more securities which equal the aggregate principal balance of the Notes and will Initially be registered in the name of Cede & Co., the nominee of DTC. Cedel and Euroclear will hold omnibus positions on behalf of their Participants through customers' securities accounts in Cedel's and Euroclear's names on the books of their respective depositaries (in such capacities, individually the "Relevant Depositary" and collectively the "European Depositaries") which in turn will hold such positions in customers' securities accounts in the depositaries' names on the books of DTC. Investors may hold such beneficial interests in the Book-Entry Notes in minimum denominations representing Security Balances of $25,000 and in integral multiples of $1,000 in excess thereof. Except as described below, no Beneficial Owner will be entitled to receive a physical certificate representing such security (a "Definitive Note"). Unless and until Definitive Notes are issued, it is anticipated that the only "Holder" of the Notes will be Cede & Co., as nominee of DTC. Security Owners will not be Holders as that term is used in the Indenture.

         The Beneficial Owner's ownership of a Book-Entry Note will be recorded on the records of the brokerage firm, bank, thrift institution or other financial intermediary (each, a "Financial Intermediary") that maintains the Beneficial Owner's account for such purpose. In turn, the Financial Intermediary's ownership of such Book-Entry Notes will be recorded on the records of DTC (or of a Participating firm that acts as agent for the Financial Intermediary, whose interest will in turn be recorded on the records of DTC, if the Beneficial Owner's Financial Intermediary is not a DTC Participant and on the records of Cedel or Euroclear, as appropriate).

         Security Owners will receive all payments of principal of, and interest on, the Notes from the Indenture Trustee through DTC and DTC Participants. While the Notes are outstanding (except under the circumstances described below), under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Notes and is required to receive and transmit payments of principal of, and interest on, the Notes.

         Participants and Indirect Participants with whom Security Owners have accounts with respect to Notes are similarly required to make book-entry transfers and receive and transmit such payments on behalf of their respective Security Owners. Accordingly, although Security Owners will not possess physical certificates, the Rules provide a mechanism by which Security Owners will receive payments and will be able to transfer their interest.

         Security Owners will not receive or be entitled to receive Definitive Notes representing their respective interests in the Notes, except under the limited circumstances described below. Unless and until Definitive Notes are issued, Security Owners who are not Participants may transfer ownership of Notes only through Participants and Indirect Participants by instructing such Participants and Indirect Participants to transfer the Notes, by book-entry transfer, through DTC for the account of the purchasers of such Notes, which account is maintained with their respective Participants. Under the Rules and in accordance with DTC's normal procedures, transfers of ownership of Notes will be executed through DTC and the accounts of the respective Participants at DTC will be debited and credited. Similarly, the Participants and Indirect Participants will make debits or credits, as the case may be, on their records on behalf of the selling and purchasing Security Owners.

         Under a book-entry format, Beneficial Owners of the Book-Entry Notes may experience some delay in their receipt of payments, since such payments will be forwarded by the Indenture Trustee to Cede & Co. Payments with respect to Notes held through Cedel or Euroclear will be credited to the cash accounts of Cedel Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by the Relevant Depositary. Such payments will be subject to tax reporting in accordance with relevant United States tax laws and regulations. Because DTC can only act on behalf of Financial Intermediaries, the ability of a Beneficial Owner to pledge Book-Entry Notes to persons or entities that do not participate in the Depositary system, or otherwise take actions in respect of such Book-Entry Notes, may be limited due to the lack of physical certificates for such Book-Entry Notes. In addition, issuance of the Book-Entry Notes in book-entry form may reduce the liquidity of such Notes in the secondary market since certain potential investors may be unwilling to purchase securities for which they cannot obtain physical certificates.

         DTC has advised the Indenture Trustee that, unless and until Definitive Notes are issued, DTC will take any action permitted to be taken by the holders of the Book-Entry Notes under the Indenture only at the direction of one or more Financial Intermediaries to whose DTC accounts the Book-Entry Notes are credited, to the extent that such actions are taken on behalf of Financial Intermediaries whose holdings include such Book-Entry Notes. Cedel or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by Noteholders under the Indenture on behalf of a Cedel Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to the ability of the Relevant Depositary to effect such actions on its behalf through DTC. DTC may take actions, at the direction of the related Participants, with respect to some Notes which conflict with actions taken with respect to other Notes.

         Definitive Notes. Definitive Notes will be issued to Security Owners or their nominees, respectively, rather than to DTC or its nominee, only under the limited conditions set forth in the Prospectus under "Description of the Securities -- Book-Entry Registration and Definitive Securities."

         Upon the occurrence of an event described in the Prospectus in the seventh paragraph under "Description of the Securities -- Form of Book-Entry Registration and Definitive Securities," the Indenture Trustee is required to notify, through DTC, Participants who have ownership of Book-Entry Notes as indicated on the records of DTC of the availability of Definitive Notes for their Book-Entry Notes. Upon surrender by DTC of the definitive certificates representing the Book-Entry Notes and upon receipt of instructions from DTC for re-registration, the Indenture Trustee will reissue the Book-Entry Notes as Definitive Notes issued in the respective principal amounts owned by individual Security Owners, and thereafter the Indenture Trustee will recognize the holders of such Definitive Notes as Noteholders under the Indenture.

         Although DTC, Cedel and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Notes among Participants of DTC, Cedel and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time. See Annex I hereto.

         In addition, Security Owners will receive all payments of principal and interest on the related Book-Entry Notes from the Paying Agent (as defined in the Prospectus) through DTC and Participants. Accordingly, Security Owners may experience delays in their receipt of payments. Unless and until Definitive Notes are issued for the related Book-Entry Notes, it is anticipated that the only registered Noteholder of such Book-Entry Notes will be Cede & Co., as nominee of DTC. Security Owners will not be recognized by the Indenture Trustee or the Master Servicer as Noteholders, as such term is used in the Indenture, and Security Owners will be permitted to receive information furnished to Noteholders and to exercise the rights of Noteholders only indirectly through DTC, its Participants and Intermediaries.

         Under the rules, regulations and procedures creating and affecting DTC and its operations (the "Rules"), DTC is required to make book-entry transfers of Book-Entry Notes among Participants and to receive and transmit payments of principal of, and interest on, such Book-Entry Notes. Participants and Intermediaries with which Security Owners have accounts with respect to such Book-Entry Notes similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Security Owners. Accordingly, although Security Owners will not possess physical certificates evidencing their interests in the Book-Entry Notes, the Rules provide a mechanism by which Security Owners, through their Participants and Intermediaries, will receive payments and will be able to transfer their interests in the Book-Entry Notes.

         None of the Depositor, the Master Servicer, the Note Insurer, the Owner Trustee, the Issuer, the Sub-Servicer or the Indenture Trustee will have any liability for any actions taken by DTC or its nominee, Cedel or Euroclear, including, without limitation, actions for any aspect of the records relating to or payments made on account of Security ownership interests in the Book-Entry Notes held by Cede, as nominee for DTC, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

         For additional information regarding DTC and the Book-Entry Notes, see "Description of the Securities -- Book-Entry Registration and Definitive Securities" in the Prospectus.

Payments

         Payments on the Notes will be made by the Indenture Trustee or the Paying Agent on the [25th] day of each month or, if such day is not a Business Day, then the next succeeding Business Day, commencing in ________________. Payments on the Notes will be made to the persons in whose names such Notes are registered at the close of business on the day prior to each Payment Date or, if the Notes are no longer Book-Entry Notes, on the Record Date. See "Description of the Securities -- Distributions" in the Prospectus. Payments will be made by check or money order mailed (or upon the request, at least five Business Days prior to the related Record Date, of a holder owning Notes having denominations aggregating at least $5,000,000, by wire transfer or otherwise) to the address of the person entitled thereto (which, in the case of Book-Entry Notes, will be DTC or its nominee) as it appears on the Security Register on the related Record Date. However, the final payment in respect of the Notes will be made only upon presentation and surrender thereof at the office or the agency of the Indenture Trustee specified in the notice to holders of such final payment. A "Business Day" is any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in New York City, __________ or Delaware or in the city in which the corporate trust offices of the Indenture Trustee or the principal office of the Note Insurer are located, are required or authorized by law to be closed.

Class A-F Notes

         Available Funds. The "Available Funds" for the Class A-F Notes for any Payment Date will equal the amount received by the Indenture Trustee and available in the Class A-F Payment Account on each Payment Date. The Available Funds for the Class A-F Notes will generally be equal to the amount on deposit in the Class A-F Payment Account on such Payment Date and available for distribution to the Class A-F Noteholders, minus (i) the related Administrative Fee and the related Indenture Trustee Fee and (ii) if the Class A-F Notes have been declared due and payable following an Event of Default on such Payment Date, any amounts owed by the related Issuer to the Indenture Trustee or Note Insurer pursuant to the related Indenture. In addition, on the Payment Date relating to the Due Period in which the termination of the related Funding Period occurred, Available Funds will include the amount on deposit in the Class A-F Pre-Funding Account at such time, plus on the Payment Dates in ________ and __________ ______, Available Funds will include the amount, if any, withdrawn from the Class A-F Interest Coverage Account. With respect to any Payment Date, (i) the "Due Date" is the first day of the month in which such Payment Date occurs, and (ii) the "Determination Date" is the 15th day of the month in which such Payment Date occurs, or if such day is not a Business Day, the immediately preceding Business Day.

         Interest Payments. On each Payment Date, holders of the Class A-F Notes will be entitled to receive an amount (the "Class A-F Interest Payment Amount") equal to (i) interest accrued on the Class A-F Note Principal Balance thereof immediately prior to such Payment Date at the Class A-F Note Interest Rate for the related Interest Period. With respect to each Payment Date, interest payable on the Class A-F Notes will accrue during the Interest Period. Interest will be calculated on the basis of a 360-day year consisting of twelve 30-day months. Notwithstanding the foregoing, if payments are not made as required under the related Note Insurance Policy, additional interest shortfalls may be allocated to the Class A-F Notes as described below. See "Description of the Notes -- Note Insurance Policies."

         On each Payment Date, the "Class A-F Note Interest Rate" will be ___% per annum.

         With respect to each Fixed Rate Loan and each Payment Date, the Master Servicer will be entitled to a fee (the "Servicing Fee") equal to 1/12 of the Servicing Fee Rate times the Principal Balance of such Fixed Rate Loan as of such date. With respect to each Fixed Rate Loan and each Payment Date, the Indenture Trustee will be entitled to a fee (the "Indenture Trustee Fee") equal to 1/12 of the Indenture Trustee Fee Rate times the Principal Balance of such Fixed Rate Loan as of such date. For any Payment Date, the Servicing Fee Rate is equal to ____% per annum, the Indenture Trustee Fee Rate is equal to _____% per annum, the Owner Trustee Fee is $______ per annum (payable on the Payment Date in __________ of each year) and the "Note Insurer Premium" is equal to 1/12 of the per annum rate specified pursuant to the related Insurance Agreement times the Note Principal Balance (the Note Insurer Premium together with the Owner Trustee Fee, the related "Administrative Fee" of the Fixed Rate Loans). The Note Insurance Policy with respect to the Class A-F Notes does not cover any Prepayment Interest Shortfalls or any Relief Act Shortfalls (each as defined herein), nor do the ratings assigned to the Class A-F Notes address the payment of any Prepayment Interest Shortfalls or any Relief Act Shortfalls. "Relief Act Shortfalls" for any Payment Date are any shortfalls relating to the Soldiers' and Sailors' Civil Relief Act of 1940, as amended or similar legislation or regulations.

         As described herein, the Interest Payment Amount is based on the Class A-F Note Principal Balance. The "Class A-F Note Principal Balance" as of any date of determination is equal to the related initial principal balance thereof as of the Closing Date reduced by all amounts allocable to the Class A-F Principal Payment Amount and the Subordination Increase Amount previously distributed with respect to such Class A-F Note.

         The "Principal Balance" of any Loan is, at any given time, the Principal Balance as of the Cut-off Date or Subsequent Cut-off Date, as applicable, of such Loan, minus (a) the sum of all amounts paid or advanced with respect to such Loan with respect to principal and (b) the principal portion of any losses with respect thereto for any previous Payment Date.

         Principal Payments. The "Class A-F Principal Payment Amount" for the Class A-F Notes (a) on any Payment Date, other than the Final Scheduled Payment Date, will be equal to the lesser of (x) the sum of the Available Funds with respect to the Class A-F Notes remaining after distributions pursuant to clause (i) of " --Class A-F Notes --Priority of Payment" below and any portion of any Insured Payment (as defined herein) for such Payment Date representing principal and (y) the sum of:

               (i) the principal portion of all scheduled monthly payments on the Fixed Rate Loans received on the Fixed Rate Loans with respect to the related Due Date;

               (ii) the principal portion of all proceeds of the repurchase of a Fixed Rate Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) pursuant to the related Servicing Agreement or the Fixed Rate Purchase Agreement received during the preceding calendar month;

              (iii) the principal portion of all other unscheduled collections received on the Fixed Rate Loans during the related Prepayment Period (or deemed to be received during the related Prepayment Period) (including, without limitation, full and partial Principal Prepayments made by the respective Mortgagors, Liquidation Proceeds and Insurance Proceeds (excluding proceeds paid in respect of the Note Insurance Policy)), to the extent not distributed in the preceding month;

               (iv) any Insured Payment made with respect to principal plus the lesser of (a) the Net Monthly Excess Cashflow relating to the Class A-V Notes (or, if the Class A-V Notes have been retired, the amount in the Class A-F Escrow Account) minus the amount by which the Class A-F Interest Payment Amount exceeds the Class A-F Available Funds and (b) the Subordination Deficit relating to the Class A-F Notes;

               (v) with respect to the Payment Date immediately following the end of the related Funding Period, any amounts in the related Pre-Funding Account after giving effect to any purchase of Subsequent Fixed Rate Loans;

               minus

               (vi) the amount of any related Subordination Reduction Amount for such Payment Date;

and (b) with respect to the Final Scheduled Payment Date, the amount necessary to reduce the Class A-F Note Principal Balance to zero.

         In no event will the Class A-F Principal Payment Amount with respect to any Payment Date be (x) less than zero or (y) greater than the then outstanding Class A-F Note Principal Balance.

         Priority of Payment. On each Payment Date, Available Funds with respect to the Class A-F Notes and, if necessary, any available Net Monthly Excess Cashflow relating to the other Series of Notes and any Insured Payment with respect to such Payment Date (provided that Insured Payments will be applied only for the purposes set forth in clauses (i) and (ii)) will be allocated to the Class A-F Notes in the following order of priority, in each case to the extent of Available Funds with respect to the Class A-F Notes remaining:

               (i) to the Class A-F Noteholders, the Class A-F Interest Payment Amount with respect to such Payment Date net of any Prepayment Shortfalls not covered by the Master Servicer by Compensating Interest and any Relief Act Shortfalls;

               (ii) to the Class A-F Noteholders, the Class A-F Principal Payment Amount with respect to such Payment Date;

               (iii) to the Note Insurer, the sum of (a) all amounts previously paid by the Note Insurer under the Class A-F Note Insurance Policy which have not previously been reimbursed, (b) any other amounts due to the Note Insurer pursuant to the agreement pursuant to which the Class A-F Note Insurance Policy is issued (the "____-F Insurance Agreement") and (c) interest on the foregoing as set forth in the Insurance Agreement from the date such amounts became due until paid in full (the "Reimbursement Amount");

               (iv) to Class A-V Notes, if necessary, any amounts to pay (x) the amount by which the Class A-V Interest Payment Amount exceeds Class A-V Available Funds for such related Loan Group on such Payment Date and (y) any Realized Loss relating to the Class A-V Notes on such Payment Date or any previous Payment Date;

               (v) to the Note Insurer, the sum of (a) all payments previously paid by the Note Insurer under the Note Insurance Policy relating to the Class A-V Notes which have not previously been reimbursed, (b) any other amounts due to the Note Insurer pursuant to the Series ____-V Insurance Agreement (as defined herein), to the extent not previously paid or reimbursed and (c) interest on the foregoing as set forth in the ____-V Insurance Agreement from the date such amounts become due until paid in full;

               (vi) to the Class A-F Noteholders, the Subordination Increase Amount (as defined in "--Class A-F Notes --Overcollateralization Provisions" below), in reduction of the Class A-F Note Principal Balance thereof, until the Class A-F Note Principal Balance has been reduced to zero;

               (vii) to the Class A-F Noteholders, Prepayment Interest Shortfalls not covered by the Master Servicer by Compensating Interest and Relief Act Shortfalls for such Payment Date;

               (viii) to the Indenture Trustee, for any amounts owing to the Indenture Trustee;

               (ix) to the Master Servicer, any amounts owing to the Master Servicer pursuant to the Servicing Agreement in connection with the indemnity by the Series ____-F Issuer thereunder; and

               (x) any remaining amounts to the holders of the related Certificates; provided, however, that if the Class A-F Notes have been retired and the Class A-V Subordination Amount is less than the Class A-V Required Subordination Amount, such amounts shall be transferred to the Class A-V Escrow Account.

         Overcollateralization Provisions. Overcollateralization Resulting from Cash Flow Structure. With respect to any Payment Date, the excess, if any, of (x) the sum of the aggregate Principal Balances of the Fixed Rate Loans as of the close of business on the last day of the period commencing on the second day of the month preceding the month of such Payment Date (or, with respect to the first Payment Date, the day following the Cut-off Date) and ending on the related Due Date (such period, the "Due Period") and the amount of funds in the Class A-F Pre-Funding Account as of such Payment Date over (y) the Class A-F Note Principal Balance as of such Payment Date (and following the making of all payments made on such Payment Date) is the "Subordination Amount" as of such Payment Date. The related Indenture requires that, on each Payment Date, the Net Monthly Excess Cashflow, if any, for the Class A-F Certificates be applied on such Payment Date as an accelerated payment of principal on the Class A-F Notes, but only to the limited extent hereafter described. The "Net Monthly Excess Cashflow" for the Class A-F Notes for any Payment Date is equal to the amount of related Available Funds remaining after application to items (i) through (iii) under " -- Class A-F Notes -- Priority of Payment" herein. This application has the effect of accelerating the amortization of the Class A-F Notes relative to the amortization of the Fixed Rate Loans. The related Indenture requires that the Net Monthly Excess Cashflow for the Class A-F Notes not used to make payments in respect of the Class A-V Notes as described below be applied as an accelerated payment of principal on the Class A-F Notes until the Subordination Amount has increased to a level equal to the Required Subordination Amount for such Payment Date.

         Any amount of Net Monthly Excess Cashflow for the Class A-F Notes actually applied as an accelerated payment of principal is a "Subordination Increase Amount." The required level of the Subordination Amount with respect to a Payment Date is the "Required Subordination Amount" with respect to such Payment Date. The related Indenture generally provides that the Required Subordination Amount may, over time, decrease, or increase, subject to certain floors, caps and triggers with respect to the Fixed Rate Loans or the Adjustable Rate Loans.

         In the event that the Required Subordination Amount is permitted to decrease or "step down" on a Payment Date in the future, the related Indenture provides that a portion of the principal payment which would otherwise be distributed to the holders of the Class A-F Notes on such Payment Date shall be distributed to the holders of the related Certificates on such Payment Date (subject to certain prior applications, as described below under "--Class A-F Notes--Cross-collateralization"). This has the effect of decelerating the amortization of the Class A-F Notes relative to the amortization of the Fixed Rate Loans, and of reducing the Subordination Amount. With respect to any Payment Date, the difference, if any, between (a) the Subordination Amount that would result on such Payment Date after taking into account all payments to be made on such Payment Date (exclusive of any reductions thereto attributable to Subordination Reduction Amounts (as described below) on such Payment Date) and (b) the Required Subordination Amount for such Payment Date is the "Excess Subordination Amount" with respect to such Payment Date. With respect to any Payment Date, an amount equal to the lesser of (a) the Excess Subordination Amount and (b) the principal collections received by the Master Servicer with respect to the prior Due Period is the "Subordination Reduction Amount." In addition, a Subordination Reduction Amount may result even prior to the occurrence of any decrease or "step down" in the Required Subordination Amount. This is because the holders of the Class A-F Notes will generally be entitled to receive 100% of collected principal, even though the Class A-F Note Principal Balance will represent less than 100% of the Fixed Rate Loans' principal balance. In the absence of the provisions relating to the Subordination Reduction Amount, the foregoing may otherwise increase the Subordination Amount above the Required Subordination Amount even without the application of any Net Monthly Excess Cashflow.

         The related Indenture provides that, on any Payment Date, all unscheduled collections on account of principal (other than any such amount applied to the payment of a Subordination Reduction Amount) with respect to Loans during the calendar month preceding the calendar month in which such Payment Date occurs (the "Prepayment Period") will be distributed to the holders of the Class A-F Notes on such Payment Date. If any Loan became a Liquidated Loan (as defined below) during such Prepayment Period, the net Liquidation Proceeds (as defined in the Prospectus) related thereto and allocated to principal may be less than the Principal Balance of the related Loan; the amount of any such insufficiency is generally defined as a "Realized Loss." A "Liquidated Loan" is, in general, a defaulted Loan as to which the Master Servicer has determined that all amounts that it expects to recover on such Loan have been recovered (exclusive of any possibility of a deficiency judgment). The principal balance of any Loan after it becomes a Liquidated Loan shall equal zero. The related Indenture does not contain any provision which requires that the amount of any Realized Loss should be distributed to the holders of the Class A-F Notes on the Payment Date which immediately follows the event of loss; i.e., the related Indenture does not require the current recovery of losses. However, the occurrence of a Realized Loss will reduce the Subordination Amount, which, to the extent that such reduction causes the Subordination Amount to be less than the Required Subordination Amount applicable to the related Payment Date, will require the payment of a Subordination Increase Amount on such Payment Date (or, if insufficient funds are available on such Payment Date, on Subsequent Payment Dates, until the Subordination Amount equals the Required Subordination Amount). The effect of the foregoing is to allocate losses to overcollateralization by reducing, or eliminating entirely, payments of Net Monthly Excess Cashflow and of Subordination Reduction Amounts which the holders of the related Certificates would otherwise receive. While the Note Insurer is not obligated to pay any losses on Liquidated Loans unless such losses would create an Aggregate Subordination Deficit, the Note Insurer may, at its sole option, pay any losses on Liquidated Loans in accordance with the related Note Insurance Policy.

         Overcollateralization and the Related Note Insurance Policy. The related Indenture defines a "Subordination Deficit" with respect to a Payment Date to be the amount, if any, by which (x) the aggregate Class A-F Note Principal Balance as of such Payment Date, and following the making of all payments to be made on such Payment Date (except for any payment to be made as to principal from proceeds of the Note Insurance Policy), exceeds (y) the sum of the aggregate Principal Balances of the Fixed Rate Loans as of the close of business on the Due Date preceding such Payment Date and the amount of funds in the related Pre-Funding Account on such Payment Date. The "Aggregate Subordination Deficit" is the Class A-F Subordination Deficit, if any, plus the Class A-V Subordination Deficit, if any, minus the Class A-F Subordination Amount, if any, minus the Class A-V Subordination Amount, if any. The related Indenture requires the Indenture Trustee to make a claim for an Insured Payment under the related Note Insurance Policy not later than the second Business Day prior to any Payment Date as to which the Indenture Trustee has determined that an Aggregate Subordination Deficit will occur for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the holders of the Class A-F Notes on such Payment Date. The amount of the claim will be the lesser of the Class A-F Subordination Deficit and the Aggregate Subordination Deficit reduced by any Net Excess Cashflow available to pay such amounts. Investors in the Class A-F Notes should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no payments of principal.

         Cross-collateralization. On each Payment Date, an amount equal to Net Monthly Excess Cashflow remaining after application of items (i)-(iii) under "--Class A-F Notes--Priority of Payment" herein shall be available to cover any shortfalls in amounts to pay the Class A-V Interest Payment Amount and any Subordination Deficit relating to such Payment Date and any such Net Monthly Excess Cashflow remaining after a application of items (i) --(viii) under "--Class A-F Notes --Priority of Payments" herein shall be available to reimburse the Note Insurer for an Insured Payment and certain other reimbursements owed to the Insurer. After retirement of the Class A-F Notes, if the Class A-V Subordination Amount is less than the Class A-V Required Subordination Amount, amounts payable pursuant to item (x) under "--Class A-F Notes--Priority of Payment" will be paid to the Class A-V Escrow Account. Amounts in the Class A-V Escrow Account will be treated, on future Payment Dates, as Net Monthly Excess Cashflow on the Class A-F Notes and will be available to make the payments described in the preceding sentence in respect of the Class A-V Notes.

Class A-V Notes

         Available Funds. The "Available Funds" for the Class A-V Notes for any Payment Date will equal the amount received by the Indenture Trustee and available in the related Class A-V Payment Account on each Payment Date. The Available Funds for the Class A-V Notes will generally be equal to the amount on deposit in the Class A-V Payment Account on such Payment Date and available for distribution to the Class A-V Noteholders, minus (i) the related Administrative Fee and the related Indenture Trustee Fee and (ii) if the Class A-V Notes have been declared due and payable following an Event of Default on such Payment Date, any amounts owed by the related Issuer to the Indenture Trustee or Note Insurer pursuant to the related Indenture. In addition, on the Payment Date relating to the Due Period in which the termination of the related Funding Period occurred, Available Funds will include the amount on deposit in the Class A-V Pre-Funding Account at such time, plus on the Payment Dates in July and August, 1998, Available Funds will include the amount, if any, withdrawn from the Class A-V Interest Coverage Account.

         Interest Payments. On each Payment Date, holders of the Class A-V Notes will be entitled to receive an amount (the "Class A-V Interest Payment Amount") equal to the lesser of (i) interest accrued on the Class A-V Note Principal Balance thereof immediately prior to such Payment Date at the Class A-V Note Interest Rate (as defined below) for the related Interest Period and
(ii) the Guaranteed Interest Payment Amount (as defined below). With respect to each Payment Date, interest payable on the Class A-V Notes will accrue during the Interest Period. Interest will be calculated on the basis of the actual number of days in the Interest Period and a 360-day year. Notwithstanding the foregoing, if payments are not made as required under the related Note Insurance Policy, additional interest shortfalls may be allocated to the Class A-V Notes as described below. See "Description of the Notes --
Note Insurance Policies."

         On each Payment Date, the "Class A-V Note Interest Rate" will be a floating rate equal to the lesser of (i)(a) with respect to each Payment Date up to and including the Payment Date which occurs on or prior to the date on which the aggregate Principal Balance of the Adjustable Rate Loans is less than or equal to [10]% of the Class A-V Original Pool Balance, One-Month LIBOR (as defined herein) plus ____, and (b) with respect to each Payment Date thereafter, One-Month LIBOR plus ____% and (ii) _____ % per annum (the "Maximum Interest Rate").

         As further described herein, with respect to the Class A-V Notes and any Payment Date, to the extent that the amount calculated pursuant to the clause (i) of the definition of Interest Payment Amount with respect to the Class A-V Notes exceeds the Guaranteed Interest Payment Amount (as defined herein) (such excess, the "Carry-Forward Amount"), the holders of the Class A-V Notes will be paid the amount of such Carry-Forward Amount with interest thereon (to the extent permitted by applicable law) at the Note Interest Rate for the Class A-V Notes applicable from time to time after certain payments to the holders of the Class A-V Notes, the Class A-F Notes and the Note Insurer to the extent of available funds. The "Guaranteed Interest Payment Amount" for any Payment Date is equal to the amount of interest that accrued on the aggregate outstanding Principal Balance of the Adjustable Rate Loans payable on the related Due Date minus the aggregate amount of each related Servicing Fee, the Indenture Trustee Fee, the Owner Trustee Fee, the Note Insurer Premium and the Minimum Spread (each as defined below). With respect to each Adjustable Rate Loan and each Payment Date, the Master Servicer will be entitled to a fee (the "Servicing Fee") equal to 1/12 of the Servicing Fee Rate times the Principal Balance of such Adjustable Rate Loan as of such date. With respect to each Adjustable Rate Loan and each Payment Date, the Indenture Trustee will be entitled to a fee (the "Indenture Trustee Fee") equal to 1/12 of the Indenture Trustee Fee Rate times the Principal Balance of such Adjustable Rate Loan as of such date. For any Payment Date, the Servicing Fee Rate is equal to ____% per annum, the Indenture Trustee Fee Rate is equal to _____% per annum, the Owner Trustee Fee is $______ per annum (payable on the Payment Date in July of each year) and the "Note Insurer Premium" is equal to 1/12 of the per annum rate specified pursuant to the related Insurance Agreement times the Note Principal Balance (the Note Insurer Premium together with the Owner Trustee Fee, the related "Administrative Fee"). With respect to each Adjustable Rate Loan and each Payment Date, the "Minimum Spread" is equal to 1/12 of ____% per annum times the Principal Balance of such Adjustable Rate Loan as of such. The Note Insurance Policy with respect to the Class A-V Notes does not cover any Prepayment Interest Shortfalls, any Relief Act Shortfalls or the Carry-Forward Amount, nor do the ratings assigned to the Class A-V Notes address the payment of any Prepayment Interest Shortfalls, any Relief Act Shortfalls or the Carry-Forward Amount.

         As described herein, the Class A-V Interest Payment Amount is based on the Class A-V Note Principal Balance. The "Class A-V Note Principal Balance" as of any date of determination is equal to the initial principal balance thereof as of the Closing Date reduced by all amounts allocable to the Class A-V Principal Payment Amount and the related Subordination Increase Amount previously distributed with respect to such Class A-V Note.

         Calculation of One-Month LIBOR. The Indenture Trustee will determine the London interbank offered rate for one-month United States dollar deposits ("One-Month LIBOR") for each Interest Period for the Class A-V Notes on the basis of the offered rates of the Reference Banks for one-month United States dollar deposits, as such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time) on the related Interest Determination Date. "Interest Determination Date" shall mean (i) with respect to the Payment Date occurring in ___________, the second business day preceding the Closing Date and, (ii) with respect to each Payment Date thereafter, on the second business day preceding the related Interest Period. If such rate does not appear on Telerate Page 3750, the rate for that day will be determined on the basis of the rates at which deposits in United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on that day to prime banks in the London interbank market for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period). The Indenture Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that day will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that day will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Indenture Trustee, at approximately 11:00 a.m., New York City time, on that day for loans in United States dollars to leading European banks for a period equal to the relevant Interest Period (commencing on the first day of such Interest Period).

         "Telerate Page 3750" means the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices) and "Reference Banks" means leading banks selected by the Indenture Trustee and engaged in transactions in Eurodollar deposits in the international Eurocurrency market.

         The establishment of One-Month LIBOR on each Interest Determination Date by the Indenture Trustee and the Indenture Trustee's calculation of the rate of interest applicable to the Class A-V Notes for the related Interest Period shall (in the absence of manifest error) be final and binding.

         Principal Payments. The "Class A-V Principal Payment Amount" (a) any Payment Date, other than the Final Scheduled Payment Date, will be equal to the lesser of (x) the sum of the Class A-V Available Funds remaining after distributions pursuant to clause (i) of " --Class A-V Notes --Priority of Payment" below and any portion of any Insured Payment (as defined herein) for such Payment Date representing principal and (y) the sum of:

               (i) the principal portion of all scheduled monthly payments on the Adjustable Rate Loans received on the Adjustable Rate Loans with respect to the related Due Date;

               (ii) the principal portion of all proceeds of the repurchase of a Adjustable Rate Loan (or, in the case of a substitution, certain amounts representing a principal adjustment) pursuant to the related Servicing Agreement or the Class A-V Purchase Agreement received during the preceding calendar month;

              (iii) the principal portion of all other unscheduled collections received on the Adjustable Rate Loans during the related Prepayment Period (or deemed to be received during the related Prepayment Period) (including, without limitation, full and partial Principal Prepayments made by the respective Mortgagors, Liquidation Proceeds and Insurance Proceeds (excluding proceeds paid in respect of the Note Insurance Policy)), to the extent not distributed in the preceding month;

               (iv) any Insured Payment made with respect to principal plus the lesser of (a) the Net Monthly Excess Cashflow relating to the Class A-F Notes (or, if the Class A-F Notes have been retired, the amount in the Class A-V Escrow Account) minus the amount by which the Class A-V Interest Payment Amount exceeds the Class A-V Available Funds and (b) the Subordination Deficit relating to the Class A-V Notes;

               (v) with respect to the Payment Date immediately following the end of the related Funding Period, any amounts in the related Pre-Funding Account after giving effect to any purchase of Subsequent Adjustable Rate Loans;

               minus

               (vi) the amount of any related Subordination Reduction Amount for such Payment Date;

and (b) with respect to the Final Scheduled Payment Date, the amount necessary to reduce the Class A-V Note Principal Balance to zero.

         In no event will the Class A-V Principal Payment Amount with respect to any Payment Date be (x) less than zero or (y) greater than the then outstanding Class A-V Note Principal Balance.

         Priority of Payment. On each Payment Date, Available Funds with respect to the Class A-V Notes and, if necessary, any available Net Monthly Excess Cashflow relating to the other Series of Notes and any Insured Payment with respect to such Payment Date (provided that Insured Payments will be applied only for the purposes set forth in clauses (i) and (ii)) will be allocated to the Class A-V Notes in the following order of priority, in each case to the extent of Available Funds with respect to the Class A-V Notes remaining:

               (i) to the Class A-V Noteholders, the Class A-V Interest Payment Amount with respect to such Payment Date net of any Prepayment Shortfalls not covered by the Master Servicer by Compensating Interest and any Relief Act Shortfalls;

               (ii) to the Class A-V Noteholders, the Class A-V Principal Payment Amount with respect to such Payment Date;

               (iii) to the Note Insurer, the sum of (a) all amounts previously paid by the Note Insurer under the Class A-V Note Insurance Policy which have not previously been reimbursed, (b) any other amounts due to the Note Insurer pursuant to the agreement pursuant to which the Class A-V Note Insurance Policy is issued (the "____-V Insurance Agreement") and (c) interest on the foregoing as set forth in the Insurance Agreement from the date such amounts became due until paid in full (the "Reimbursement Amount");

               (iv) to Class A-F Notes, if necessary, any amounts to pay (x) the amount by which the Class A-F Interest Payment Amount exceeds Class A-F Available Funds for such related Loan Group on such Payment Date and (y) any Realized Loss relating to the Class A-F Notes on such Payment Date or any previous Payment Date;

               (v) to the Note Insurer, the sum of (a) all payments previously paid by the Note Insurer under the Note Insurance Policy relating to the Class A-F Notes which have not previously been reimbursed, (b) any other amounts due to the Note Insurer pursuant to the ____-F Insurance Agreement to the extent not previously paid or reimbursed and (c) interest on the foregoing as set forth in the ____-F Insurance Agreement from the date such amounts become due until paid in full;

               (vi) to the Class A-V Noteholders, the Subordination Increase Amount (as defined in " --Class A-V Notes --Overcollateralization Provisions" below), in reduction of the Class A-V Note Principal Balance thereof, until the Class A-V Note Principal Balance has been reduced to zero;

               (vii) to the Class A-V Noteholders, Prepayment Interest Shortfalls not covered by the Master Servicer by Compensating Interest, Relief Act Shortfalls and Carry Forward Amounts for such Payment Date;

               (viii) to the Indenture Trustee, for any amounts owing to the Indenture Trustee;

               (ix) to the Master Servicer, any amounts owing to the Master Servicer pursuant to the Servicing Agreement in connection with the indemnity by the Series ____-V Issuer thereunder; and

               (x) any remaining amounts to the holders of the related Certificates; provided, however, that if the Class A-V Notes have been retired and the Class A-F Subordination Amount is less than the Class A-F Required Subordination Amount, such amounts shall be transferred to the Class A-F Escrow Account.

         Overcollateralization Provisions. Overcollateralization Resulting from Cash Flow Structure. With respect to any Payment Date, the excess, if any, of (x) the sum of the aggregate Principal Balances of the Adjustable Rate Loans as of the close of business on the last day of the period commencing on the second day of the month preceding the month of such Payment Date (or, with respect to the first Payment Date, the day following the Cut-off Date) and ending on the related Due Date (such period, the "Due Period") and the amount of funds in the Class A-V Pre-Funding Account as of such Payment Date over (y) the Class A-V Note Principal Balance as of such Payment Date (and following the making of all payments made on such Payment Date) is the "Subordination Amount" as of such Payment Date. The related Indenture requires that, on each Payment Date, the Net Monthly Excess Cashflow, if any, for the Class A-V Certificates not used to make payments in respect of the Class A-F Notes as described below be applied on such Payment Date as an accelerated payment of principal on the Class A-V Notes, but only to the limited extent hereafter described. The "Net Monthly Excess Cashflow" for the Class A-V Notes for any Payment Date is equal to the amount of related Available Funds remaining after application to items (i) through (iii) under " -- Class A-V Notes -- Priority of Payment" herein. This application has the effect of accelerating the amortization of the Class A-V Notes relative to the amortization of the Adjustable Rate Loans. The related Indenture requires that the Net Monthly Excess Cashflow for the Class A-V Notes be applied as an accelerated payment of principal on the Class A-V Notes until the Subordination Amount has increased to a level equal to the Required Subordination Amount for such Payment Date.

         Any amount of Net Monthly Excess Cashflow for the Class A-V Notes actually applied as an accelerated payment of principal is a "Subordination Increase Amount." The required level of the Subordination Amount with respect to a Payment Date is the "Required Subordination Amount" with respect to such Payment Date. The related Indenture generally provides that the Required Subordination Amount may, over time, decrease, or increase, subject to certain floors, caps and triggers with respect to the Adjustable Rate Loans or the Fixed Rate Loans.

         In the event that the Required Subordination Amount is permitted to decrease or "step down" on a Payment Date in the future, the related Indenture provides that a portion of the principal payment which would otherwise be distributed to the holders of the Class A-V Notes on such Payment Date shall be distributed to the holders of the related Certificates on such Payment Date (subject to certain prior applications as described under "Class A-V Notes--Cross-collateralization"). This has the effect of decelerating the amortization of the Class A-V Notes relative to the amortization of the Adjustable Rate Loans, and of reducing the Subordination Amount. With respect to any Payment Date, the difference, if any, between (a) the Subordination Amount that would result on such Payment Date after taking into account all payments to be made on such Payment Date (exclusive of any reductions thereto attributable to Subordination Reduction Amounts (as described below) on such Payment Date) and (b) the Required Subordination Amount for such Payment Date is the "Excess Subordination Amount" with respect to such Payment Date. With respect to any Payment Date, an amount equal to the lesser of (a) the Excess Subordination Amount and (b) the principal collections received by the Master Servicer with respect to the prior Due Period is the "Subordination Reduction Amount." In addition, a Subordination Reduction Amount may result even prior to the occurrence of any decrease or "step down" in the Required Subordination Amount. This is because the holders of the Class A-V Notes will generally be entitled to receive 100% of collected principal, even though the Class A-V Note Principal Balance will represent less than 100% of the Adjustable Rate Loans' principal balance. In the absence of the provisions relating to the Subordination Reduction Amount, the foregoing may otherwise increase the Subordination Amount above the Required Subordination Amount even without the application of any Net Monthly Excess Cashflow.

         The related Indenture provides that, on any Payment Date, all unscheduled collections on account of principal (other than any such amount applied to the payment of a Subordination Reduction Amount) with respect to Loans during the calendar month preceding the calendar month in which such Payment Date occurs (the "Prepayment Period") will be distributed to the holders of the Class A-V Notes on such Payment Date. If any Loan became a Liquidated Loan during such Prepayment Period, the net Liquidation Proceeds (as defined in the Prospectus) related thereto and allocated to principal may be less than the Principal Balance of the related Loan; the amount of any such insufficiency is generally defined as a "Realized Loss." The principal balance of any Loan after it becomes a Liquidated Loan shall equal zero. The related Indenture does not contain any provision which requires that the amount of any Realized Loss should be distributed to the holders of the Class A-V Notes on the Payment Date which immediately follows the event of loss; i.e., the related Indenture does not require the current recovery of losses. However, the occurrence of a Realized Loss will reduce the Subordination Amount, which, to the extent that such reduction causes the Subordination Amount to be less than the Required Subordination Amount applicable to the related Payment Date, will require the payment of a Subordination Increase Amount on such Payment Date (or, if insufficient funds are available on such Payment Date, on Subsequent Payment Dates, until the Subordination Amount equals the Required Subordination Amount). The effect of the foregoing is to allocate losses to overcollateralization by reducing, or eliminating entirely, payments of Net Monthly Excess Cashflow and of Subordination Reduction Amounts which the holders of the related Certificates would otherwise receive. While the Note Insurer is not obligated to pay any losses on Liquidated Loans unless such losses would create an Aggregate Subordination Deficit, the Note Insurer may, at its sole option, pay any losses on Liquidated Loans in accordance with the related Note Insurance Policy.

         Overcollateralization and the Related Note Insurance Policy. The related Indenture defines a "Subordination Deficit" with respect to a Payment Date to be the amount, if any, by which (x) the aggregate Class A-V Note Principal Balance of the Class A-V Notes as of such Payment Date, and following the making of all payments to be made on such Payment Date (except for any payment to be made as to principal from proceeds of the Note Insurance Policy), exceeds (y) the sum of the aggregate Principal Balances of the Adjustable Rate Loans as of the close of business on the Due Date preceding such Payment Date and the amount of funds in the related Pre-Funding Account on such Payment Date. The Aggregate Subordination Deficit is defined herein under "Class A-F Notes--Overcollateralization and the Related Note Insurance Policy." The related Indenture requires the Indenture Trustee to make a claim for an Insured Payment under the related Note Insurance Policy not later than the second Business Day prior to any Payment Date as to which the Indenture Trustee has determined that an Aggregate Subordination Deficit will occur for the purpose of applying the proceeds of such Insured Payment as a payment of principal to the holders of the Class A-V Notes on such Payment Date. The amount of the claim will be the lesser of the Class A-V Subordination Deficit and the Aggregate Subordination Deficit reduced by any Net Excess Cashflow available to pay such amounts. Investors in the Class A-V Notes should realize that, under extreme loss or delinquency scenarios, they may temporarily receive no payments of principal.

         Cross-collateralization. On each Payment Date, an amount equal to Net Monthly Excess Cashflow remaining after application of items (i)-(iii) under "--Class A-V Notes--Priority of Payment" herein shall be available to cover any shortfalls in amounts to pay the Class A-F Interest Payment Amount and any Subordination Deficit relating to such Payment Date and any such Net Monthly Excess Cashflow remaining after application of items (i)-(viii) under "--Class A-V Notes--Priority of Payments" herein shall be available to reimburse the
Note Insurer for an Insured Payment and certain other reimbursements owed to the Insurer. After retirement of the Class A-V Notes, if the Class A-F Subordination Amount is less than the Class A-F Required Subordination Amount, amounts payable pursuant to item (x) under "--Class A-V Notes--Priority of Payment" will be paid to the Class A-F Escrow Account. Amounts in the Class A-F Escrow Account will be treated, on future Payment Dates, as Net Monthly Excess Cashflow on the Class A-V Notes and will be available to make the payments described in the preceding sentence in respect of the Class A-F Notes.

Note Insurance Policies

         The following summary of the terms of the Note Insurance Policies does not purport to be complete and is qualified in its entirety by reference to the Note Insurance Policies. A form of the Note Insurance Policies may be obtained, upon request, from the Depositor.

         Simultaneously with the issuance of the Notes, the Note Insurer will deliver a Note Insurance Policy with respect to the Class A-F Notes and a Note Insurance Policy with respect to the Class A-V Notes to the Indenture Trustee for the benefit of the related Noteholders. Under each Note Insurance Policy, the Note Insurer will irrevocably and unconditionally guarantee payment on each Payment Date to the Indenture Trustee for the benefit of the related Noteholders the full and complete payment of Insured Payments with respect to the Class A-F Notes or Class A-V Notes, as applicable, calculated in accordance with the original terms of the related Notes when issued and without regard to any amendment or modification of the related Notes or the related Indenture except amendments or modifications to which the Note Insurer has given its prior written consent. "Insured Payments" shall mean with respect to the Class A-F Notes or Class A-V Notes, as applicable (a) as of any Payment Date (i) the amount by which related Interest Payment Amount (net of any related Prepayment Interest Shortfalls, whether or not such shortfalls are covered by the Master Servicer by Compensating Interest (as defined herein), and any Relief Act Shortfalls) exceeds the related Available Funds for such Loan Group and any Net Monthly Excess Cashflow from the other Loan Group available to cover such shortfall as of such Payment Date, and (ii) the amount by which the lesser of the Subordination Deficit with respect to the related Loan Group and the Aggregate Subordination Deficit exceeds the related Available Funds for such Loan Group and any Net Monthly Excess Cashflow from the other Loan Group available to cover such amounts and (b) without duplication of the amount specified in clause (a)(ii), the aggregate Note Principal Balance of the Class A-F Notes and Class A-V Notes, as applicable, to the extent unpaid on the Payment Date in ____________ (after giving effect to all other amounts distributable and allocable to principal on such Payment
Date). The Note Insurance Policy with respect to the Class A-V Notes does not guarantee the payment of the Carry-Forward Amount nor does either Note Insurance Policy cover Prepayment Interest Shortfalls or Relief Act Shortfalls.

         If any Insured Payment is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, the Note Insurer will pay such amount out of funds of the Note Insurer on the later of
(a) the date when due to be paid pursuant to the Order referred to below or
(b) the first to occur of (i) the fourth Business Day following Receipt by the
Note Insurer from the Indenture Trustee of (A) a certified copy of the order of the court or other governmental body which exercised jurisdiction to the effect that a Noteholder is required to return principal or interest distributed with respect to a Note during the Term of the related Note Insurance Policy because such distributions were avoidable preferences under applicable bankruptcy law (the "Order"), (B) a certificate of such holder of Notes that the Order has been entered and is not subject to any stay, and (C) an assignment duly executed and delivered by such Noteholder, in such form as is reasonably required by the Note Insurer and provided to such Noteholder by the Note Insurer, irrevocably assigning to the Note Insurer all rights and claims of such Noteholder against the debtor which made such preference payment or otherwise with respect to such preference payment, or (ii) the date of Receipt by the Note Insurer from the Indenture Trustee of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, the Note Insurer shall have Received written notice from the Indenture Trustee that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Indenture Trustee or Noteholder directly (unless an Noteholder has previously paid such amount to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Indenture Trustee for distribution to such Noteholder upon proof of such payment reasonably satisfactory to the Note Insurer). In connection with the foregoing, the Note Insurer shall have the rights provided pursuant to the related Indenture.

         Payment of claims under either Note Insurance Policy will be made by the Note Insurer following Receipt by the Note Insurer of the appropriate notice for payment of the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following Receipt of such notice for payment, and (b) 12:00 noon, New York City time, on the relevant Payment Date.

         The terms "Receipt" and "Received," with respect to the Note Insurance Policies, mean actual delivery to the Note Insurer and to its fiscal agent appointed by the Note Insurer at its option, if any, prior to 12:00 p.m., New York City time, on a Business Day; delivery either on a day that is not a Business Day or after 12:00 p.m., New York City time, shall be deemed to be Receipt on the next succeeding Business Day. If any notice or certificate given under either Note Insurance Policy by the Indenture Trustee is not in proper form or is not properly completed, executed or delivered, it shall be deemed not to have been Received, and the Note Insurer or the fiscal agent shall promptly so advise the Indenture Trustee and the Indenture Trustee may submit an amended notice.

         Under each Note Insurance Policy, "Business Day" means any day other than (i) a Saturday or Sunday or (ii) a day on which banking institutions in the City of New York, New York, the State of New York or in the city in which the corporate trust office of the Indenture Trustee is located, are authorized or obligated by law or executive order to be closed. The Note Insurer's obligations under each Note Insurance Policy to make Insured Payments shall be discharged to the extent funds are transferred to the Indenture Trustee as provided in such Note Insurance Policy, whether or not such funds are properly applied by the Indenture Trustee.

         "Term of the Note Insurance Policy" means, with respect to each Note Insurance Policy, the period from and including the date of issuance of such
Note Insurance Policy to and including the date on which the Principal Balances of the related Notes are zero, plus such additional period, to the extent specified in such Note Insurance Policy, during which any payment on the related Notes could be avoided in whole or in part as a preference payment.

         The Note Insurer shall be subrogated to the rights of the related Noteholders to receive payments of principal and interest, as applicable, with respect to distributions on the related Notes to the extent of any payment by the Note Insurer under each Note Insurance Policy. To the extent the Note Insurer makes Insured Payments, either directly or indirectly (as by paying through the Indenture Trustee), to the Noteholders, the Note Insurer will be subrogated to the rights of the Class A-F Noteholders and Class A-V Noteholders, as applicable, with respect to such Insured Payment and shall be deemed to the extent of the payments so made to be a registered Noteholder for purposes of payment.

         Claims under the Note Insurance Policies constitute direct unsecured and unsubordinated obligations of the Note Insurer, and will rank equally with any other unsecured and unsubordinated obligations of the Note Insurer except for certain obligations in respect to tax and other payments to which preference is or may become afforded by statute. The terms of the Note Insurance Policies cannot be modified, altered or affected by any other agreement or instrument, or by the merger, consolidation or dissolution of the Depositor. The Note Insurance Policies by their terms may not be canceled or revoked prior to distribution in full of all Insured Payments (as defined therein). The Note Insurance Policies are governed by the laws of the State of New York. The Note Insurance Policies are not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law.

         To the fullest extent permitted by applicable law, the Note Insurer agrees under each Note Insurance Policy not to assert, and waives, for the benefit of each related Noteholder, all its rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to the Note Insurer to avoid payment of its obligations under such Note Insurance Policy in accordance with the express provisions of such Note Insurance Policy.
         Pursuant to the terms of each Indenture, unless a Note Insurer Default exists, the Note Insurer will be entitled to exercise certain rights of the related Noteholders, without the consent of such Noteholders, and the Noteholders may exercise such rights only with the prior written consent of the Note Insurer.

         With respect to the Class A-F Notes and the Class A-V Notes, respectively, the related Issuer, the Seller and the Note Insurer will enter into a related Insurance Agreement pursuant to which the related Issuer and the Seller will agree to reimburse, with interest, the Note Insurer for amounts paid pursuant to claims under the related Note Insurance Policy. The Depositor and the Seller will further agree to pay the Note Insurer all reasonable charges and expenses which the Note Insurer may pay or incur relative to any amounts paid under the related Note Insurance Policy or otherwise in connection with the transaction and to indemnify the Note Insurer against certain liabilities. Except to the extent provided therein, amounts owing under each Insurance Agreement will be payable solely from the Trust Estates. An event of default by the Master Servicer under either Insurance Agreement will constitute an Event of Default by the Master Servicer under the Indentures and allow the Note Insurer, among other things, to direct the Indenture Trustee to terminate the Master Servicer. An "event of default" by the Master Servicer under each Insurance Agreement includes (i) the Master Servicer's failure to pay when due any amount owed under such Insurance Agreement or certain other documents, (ii) the Master Servicer's untruth or incorrectness in any material respect of any representation or warranty of the Master Servicer in such Insurance Agreement, the related Indenture (in its capacity as Master Servicer) or certain other documents, (iii) the Master Servicer's failure to perform or to observe any covenant or indenture in such Insurance Agreement, the related Indenture (in its capacity as Master Servicer) and certain other documents, (iv) the Master Servicer's failure to pay its debts in general or the occurrence of certain event of insolvency or bankruptcy with respect to the Master Servicer, and (v) the occurrence of an Event of Default under the related Indenture or certain other documents.

Advances

         Prior to each Payment Date, the Sub-Servicer is required under each sub-servicing agreement, and the Master Servicer is required under the related Servicing Agreement, to make "Advances" (out of its own funds, advances made by any subservicer, or funds held in the related Collection Account (as described in the Prospectus) for future payment or withdrawal) with respect to any payments of interest (net of the Servicing Fee) which were due on the Fixed Rate Loans or the Adjustable Rate Loans on the immediately preceding Due Date and which are delinquent on the business day next preceding the related Determination Date. With respect to Balloon Loans, the Master Servicer is not obligated to make Advances with respect to the balloon payment, but shall advance interest on such Balloon Loan as if such Mortgage Loan was an amortized loan.

         Such Advances are required to be made by the Master Servicer and Sub-Servicer only to the extent they are deemed by the Master Servicer and Sub-Servicer, respectively, to be recoverable from related late collections, Insurance Proceeds, or Liquidation Proceeds. The purpose of making such Advances is to maintain a regular cash flow to the Noteholders, rather than to guarantee or insure against losses. Any failure by the Master Servicer to make an Advance as required under the related Servicing Agreement will constitute an Event of Default thereunder, in which case the Indenture Trustee, as successor Master Servicer, will be obligated to make any such Advance, in accordance with the terms of the related Servicing Agreement.

         All Advances will be reimbursable to the Master Servicer or Sub-Servicer, as the case may be, on a first priority basis from late collections, Insurance Proceeds or Liquidation Proceeds from the related Loan as to which such unreimbursed Advance was made. In addition, any Advances previously made which are deemed by the Master Servicer or Sub-Servicer to be nonrecoverable from related late collections, Insurance Proceeds and Liquidation Proceeds may be reimbursed to the Master Servicer or the Sub-Servicer, as the case may be, out of any funds in the related Collection Account prior to payments on the related Notes.

The Paying Agent

         The Paying Agent shall initially be the Indenture Trustee. The Paying Agent shall have the revocable power to withdraw funds from the related Payment Account for the purpose of making payments to the Noteholders.

Optional Redemption

         The Class A-F Notes may be redeemed in whole, but not in part, by the holder of a majority of the related Certificates on any Payment Date on or after the Payment Date on which the aggregate Principal Balance of the Fixed Rate Loans is less than or equal to [10]% of the Class A-F Original Pool Balance. The Class A-V Notes may be redeemed in whole, but not in part, by the holder of a majority of the related Certificates on any Payment Date on or after the Payment Date on which the aggregate Principal Balance of the Adjustable Rate Loans is less than or equal to [10]% of the Class A-V Original Pool Balance. The purchase price will be equal to 100% of the aggregate outstanding Class A-F or Class A-V Note Principal Balance of the Class A-F Notes or the Class A-V Notes, as applicable, and accrued and unpaid interest thereon (including any Carry-Forward Amount with respect to the Class A-V Notes) at the related Note Interest Rate through the date on which the Class A-F Notes or the Class A-V Notes, as applicable, are redeemed in full together with all amounts due and owing, including any such amounts due and owing in connection with such redemption, to the Note Insurer, the Master Servicer and the Indenture Trustee. The "Final Scheduled Payment Date" is the Payment Date occurring in ______________ with respect to the Class A-F Notes and the Class A-V Notes.

Mandatory Prepayments on the Notes

         The Class A-F Notes and the Class A-V Notes, as applicable, will be partially prepaid on the Payment Date immediately following the end of the related Funding Period to the extent that any amount remains on deposit in the related Pre-Funding Account on such Payment Date. Although no assurance can be given, it is anticipated that the principal amount of Subsequent Fixed Rate Loans and Subsequent Adjustable Rate Loans sold by the Seller to the related Issuer and included in the related Trust Estate will require the application of substantially all of the related Original Pre-Funded Amount and that there should be no material amount of principal prepaid to the Class A-F Notes and the Class A-V Notes from the related Pre-Funding Account. However, it is unlikely that the Seller will be able to deliver Subsequent Fixed Rate Loans and Subsequent Adjustable Rate Loans with an aggregate principal balance identical to the related Original Pre-Funded Amount.

Interest Coverage Account

         On the Closing Date, a portion of the sales proceeds of the Class A-F Notes and the Class A-V Notes will be deposited in a related account (the related "Interest Coverage Account") for application by the Indenture Trustee to cover shortfalls in the related Interest Payment Amount attributable to the pre-funding feature during the related Funding Period. Such shortfall initially will exist during the related Funding Period because the aggregate Principal Balance of the Class A-F Notes and the Class A-V Notes, and interest accrued thereon, during the related Funding Period will be greater than the aggregate principal balance of the related Loans, and interest accrued thereon, during such period. On the first business day following the first Payment Date following the termination of the related Funding Period, funds remaining on deposit in the related Interest Coverage Account will be paid to the Seller.


                  CERTAIN YIELD AND PREPAYMENT CONSIDERATIONS

         The yield to maturity of a Series of Notes will depend on the price paid by the holder for such Note, the related Note Interest Rate and the rate and timing of principal payments (including payments in excess of required installments, prepayments or terminations, liquidations and repurchases) on the related Loans and the allocation thereof. Such yield may be adversely affected by a higher or lower than anticipated rate of principal payments on the related Loans and the amount, if any, distributed from the related Pre-Funding Account at the end of the related Funding Period. The rate of principal payments on such Loans will in turn be affected by the amortization schedules of the Loans, the rate and timing of principal prepayments thereon by the Mortgagors and liquidations of defaulted Loans, and purchases of Loans due to certain breaches of representations and warranties and optional repurchases of delinquent loans by the Master Servicer. The timing of changes in the rate of prepayments, liquidations and repurchases of the Loans may, and the timing of losses will, significantly affect the yield to an investor, even if the average rate of principal payments experienced over time is consistent with an investor's expectation. Since the rate and timing of principal payments on the Loans will depend on future events and on a variety of factors (as described more fully herein and in the Prospectus under "Yield Considerations"), no assurance can be given as to such rate or the timing of principal payments on the Notes.

         The Loans generally may be prepaid in full or in part at any time; however, with respect to ______% and _____% of the Initial Fixed Rate Loans and the Initial Adjustable Rate Loans, respectively, prepayment will subject the mortgagor to a prepayment charge. Investors should be aware that _____% of the Fixed Rate Loans are secured by second liens on the related Mortgaged Properties. Generally, Loans secured by second liens are not viewed by Mortgagors as permanent financing. Accordingly, such Loans may experience a higher rate of prepayment than first lien mortgage loans. None of the Adjustable Rate Loans are secured by second liens. [The Adjustable Rate Loans generally are assumable under certain circumstances if, in the sole judgment of the Master Servicer, the prospective purchaser of a Mortgaged Property is creditworthy and the security for such Adjustable Rate Loan is not impaired by the assumption. The Fixed Rate Loans each contain a customary "due on sale" provision.] The Master Servicer shall enforce any due-on-sale clause contained in any mortgage note or Mortgage, to the extent permitted under applicable law and governmental regulations; provided, however, if the Master Servicer determines that it is reasonably likely that any Mortgagor will bring, or if any Mortgagor does bring, legal action to declare invalid or otherwise avoid enforcement of a due-on-sale clause contained in any mortgage note or Mortgage, the Master Servicer shall not be required to enforce the due-on-sale clause or to contest such action. The extent to which the Loans are assumed by purchasers of the Mortgaged Properties rather than prepaid by the related Mortgagors in connection with the sales of the Mortgaged Properties will affect the weighted average life of the related Notes and may result in a prepayment experience on the Loans that differs from that on other Loans. See "Yield Considerations" in the Prospectus. Prepayments, liquidations and purchases of the Loans will result in payments to holders of the Notes of principal amounts which would otherwise be distributed over the remaining terms of the Loans. Factors affecting prepayment (including defaults and liquidations) of Loans include changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties, changes in the value of the mortgaged properties, mortgage market interest rates and servicing decisions.

         The rate of defaults on the Loans will also affect the rate and timing of principal payments on the Loans. In general, defaults on Loans are expected to occur with greater frequency in their early years. Increases in the monthly payments of the Class A-V Loans to an amount in excess of the monthly payment required at the time of origination may result in a default rate higher than that on level payment loans, particularly since the Mortgagor under each Adjustable Rate Loan was qualified on the basis of the Mortgage Rate in effect at origination. The repayment of such Adjustable Rate Loans will be dependent on the ability of the Mortgagor to make larger monthly payments as the Mortgage Rate increases. With respect to the Fixed Rate Loans that are secured by second liens on the related Mortgaged Properties, such Loans are subordinate to the rights of the mortgagee under the related first lien. Accordingly, investors will be subject to a loss if the holder of a first lien on the related Mortgaged Property is successful in foreclosure of its mortgage since no second lien or encumbrances survive such a foreclosure. In addition, the rate of default on Loans which are refinance or limited documentation Loans, and on Loans with high Loan-to-Value Ratios, may be higher than for other types of Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Loans will be affected by the general economic condition of the region of the country in which the related Mortgaged Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values. See "Yield Considerations" in the Prospectus.

         To the extent that the related Original Pre-Funded Amount has not been fully applied to the purchase of Subsequent Fixed Rate Loans and Subsequent Adjustable Rate Loans by the related Issuer by the end of the related Funding Period, the holders of the Class A-F Notes and the Class A-V Notes, as applicable, will receive on the first Payment Date following the termination of the related Funding Period a prepayment of principal in an amount equal to the lesser of (i) the related Pre-Funded Amount remaining in the related Pre-Funding Account and (ii) the outstanding Note Principal Balance of the Class A-F Notes and the Class A-V Notes, as applicable. Although no assurance can be given, it is anticipated by the Depositor that the principal amount of Subsequent Fixed Rate Loans and Subsequent Adjustable Rate Loans sold to the related Issuer for inclusion in the related Trust Estate will require the application of substantially all amounts on deposit in the related Pre-Funding Account and that there will be no material amount of principal prepaid to such related Noteholders. However, it is unlikely that the Seller will be able to deliver Subsequent Fixed Rate Loans and Subsequent Adjustable Rate Loans with an aggregate principal balance identical to the related Pre-Funded Amount and therefore, some prepayment is expected on the Notes.

         In addition, the yield to maturity of each Series of Notes will depend on, among other things, the price paid by the holders of the related Notes and the then applicable related Note Interest Rate. The extent to which the yield to maturity of a Note is sensitive to prepayments will depend, in part, upon the degree to which it is purchased at a discount or premium. In general, if a Note is purchased at a premium and principal payments thereon occur at a rate faster than anticipated at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. Conversely, if a Note is purchased at a discount and principal payments thereon occur at a rate slower than that assumed at the time of purchase, the investor's actual yield to maturity will be lower than that assumed at the time of purchase. For additional considerations relating to the yield on the Notes, see "Yield Considerations" in the Prospectus.

         Furthermore, the yield to maturity on the Notes may be affected by shortfalls with respect to interest in the event that the interest accrued on the Notes at the related Note Interest Rate is greater than the amount of interest accrued on the Loans at the related Mortgage Rates less the sum of the Servicing Fee Rate, the Indenture Trustee Fee Rate and the Administrative Fees. In such event, the resulting shortfall will only be payable to the extent that on any future Payment Date interest accrued on the Loans at the related Mortgage Rates less such rates is greater than the interest accrued on the Notes, and only to the extent of Available Funds following distributions to the Noteholders and the Note Insurer pursuant to clauses (i) through (iv) under "Description of the Securities-Priority of Payment."

         The Class A-V Note Interest Rate is based upon, among other factors as described herein under "Description of the Notes -- Class A-V Notes -- Interest Payments," the value of an index (One-Month LIBOR (as defined herein) which is different from the value of the Index applicable to the Adjustable Rate Loans, Six-Month LIBOR ). The Mortgage Rate for each Adjustable Rate Loan adjusts semi-annually, commencing on the related first Adjustment Date, based upon the Index, whereas the Class A-V Note Interest Rate on the Class A-V Notes adjusts monthly based upon One-Month LIBOR plus _____% (or after the Payment Date which occurs on or prior to the date on which the aggregate Principal Balance of the sum of the Adjustable Rate Loans is less than or equal to [10]% of the Class A-V Original Pool Balance, One-Month LIBOR plus ____%), limited by the Maximum Interest Rate. In addition, One-Month LIBOR and the Index on the Adjustable Rate Loans may respond differently to economic and market factors, and there is not necessarily any correlation between them. Moreover, the Adjustable Rate Loans are subject to Periodic Rate Caps, Maximum Mortgage Rates and Minimum Mortgage Rates (each, as defined herein). Thus, it is possible, for example, that One-Month LIBOR may rise during periods in which the Index are stable or falling or that, even if both One-Month LIBOR and the Index rise during the same period, One-Month LIBOR may rise much more rapidly than the Index.

         Although the Mortgage Rates on the Adjustable Rate Loans will adjust semi-annually, such increases and decreases may be limited by the Periodic Rate Cap, the Maximum Mortgage Rate and the Minimum Mortgage Rate, if applicable, on each such Adjustable Rate Loan, and will be based on the applicable Index (which may not rise and fall consistently with prevailing mortgage rates) plus the related Gross Margin (which may be different from the prevailing margins on other Adjustable Rate Loans). As a result, the Mortgage Rates on the Adjustable Rate Loans at any time may not equal the prevailing rates for other adjustable-rate loans and accordingly, the rate of prepayment may be lower or higher than would otherwise be anticipated. In addition, because all of the Adjustable Rate Loans have Maximum Mortgage Rates, if prevailing mortgage rates were to increase above the Maximum Mortgage Rates, the rate of prepayment on the Adjustable Rate Loans may be slower than would otherwise be the case. In general, if prevailing mortgage rates fall significantly below the Mortgage Rates on the Adjustable Rate Loans, the rate of prepayments (including refinancings) will be expected to increase. Conversely, if prevailing mortgage rates rise significantly above the Mortgage Rates on the Adjustable Rate Loans, the rate of prepayment on the Adjustable Rate Loans will be expected to decrease.

         Weighted average life refers to the average amount of time that will elapse from the date of issuance of a security to the date of payment to the investor of each dollar distributed in reduction of principal of such security (assuming no losses). The weighted average life of the Notes will be influenced by, among other things, the rate at which principal of the related Loans is paid, which may be in the form of scheduled amortization, prepayments or liquidations. Because the amortization schedule of each Class A-V Loan will be recalculated semi-annually after the Initial Adjustment Date for such Adjustable Rate Loan, any partial prepayments thereof will not reduce the term to maturity of such Adjustable Rate Loan. In addition, an increase in the Mortgage Rate on a Adjustable Rate Loan will result in a larger monthly payment and in a larger percentage of such monthly payment being allocated to interest and a smaller percentage being allocated to principal, and conversely, a decrease in the Mortgage Rate on the Adjustable Rate Loan will result in a lower monthly payment and in a larger percentage of each monthly payment being allocated to principal and a smaller percentage being allocated to interest.

Class A-F Notes

         Prepayments on Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement with respect to the Class A-F Notes, the Conditional Prepayment Rate model ("CPR"), assumes that the outstanding principal balance of a pool of Loans prepays each month at a specified annual rate or CPR. In generating monthly cash flows, this annual rate is converted to an equivalent monthly rate. With respect to the Fixed Rate Loans, the prepayment model assumes a CPR of 2% in the first month of the life of the Fixed Rate Loans and an additional 2% per annum in each month thereafter until the tenth month; beginning in the tenth month and in each month thereafter, the prepayment model assumes a CPR of 20% (such model, the "Prepayment Assumption"). The levels of CPR used above in defining the Prepayment Assumption represent 100% of the Prepayment Assumption. To assume a CPR percentage in either prepayment model is to assume that the stated percentage of the outstanding principal balance of the pool would be prepaid over the course of a year. No representation is made that the Loans will prepay at the percentages of CPR specified in either prepayment model.

         The table set forth below has been prepared on the basis of certain assumptions as described below regarding the weighted average characteristics of the Fixed Rate Loans that are expected to be included in the related Trust Estate as described under "Description of the Home Equity Loan Pool" herein and the performance thereof. The table assumes, among other things, that: (i) the Fixed Rate Loans have the following characteristics:



                                                 Fixed Rate Loans

                                        Original       Remaining        Original
                                        Term to         Term to       Amortization     Mortgage
                     Principal          Maturity        Maturity          Term         Interest      Amortization
                      Balance         (in months)     (in months)      (in months)       Rate           Method
Initial Loans

                                                                                          %

                                                                                          %

                                                                                          %

                                                                                          %
Subsequent Loans

                                                                                          %

                                                                                          %

                                                                                          %

                                                                                          %


(ii) payments on the Class A-F Notes are based upon a 360-day year consisting of twelve 30-day months and are received, in cash, on the 25th day of each month, commencing in ___________; (iii) there are no delinquencies or losses on the Loans, and principal payments on the Loans are timely received together with prepayments, if any, at the respective constant percentages of CPR or Prepayment Assumption set forth in the following table; (iv) there are no repurchases of the Loans; (v) the scheduled monthly payment for the Fixed Rate Loan is calculated based on its principal balance, Mortgage Rate and remaining term to maturity such that such Class A-F Loan will amortize in amounts sufficient to repay the remaining principal balance of such Class A-F Loan by its remaining term to maturity, (vi) payments on the Fixed Rate Loans earn no reinvestment return; (vii) the Note Insurer Premium is the rate set forth in the related Insurance Agreement, the Indenture Trustee Fee Rate is _______% per annum and the Servicing Fee Rate is _____% per annum; (viii) there are additional ongoing Trust Estate expenses of approximately $_________ per month payable out of the related Trust Estate; (ix) the Fixed Rate Loans experience no prepayment penalties; (x) there are no investment earnings on amounts in any related Collection Account, including the related Payment Account, and no other miscellaneous servicing fees are passed through to the Class A-F Noteholders; (xi) the Subsequent Fixed Rate Loans are purchased by __________, ____ and are assumed to have their first scheduled monthly payment due in
_________; and (xii) the Notes will be purchased on _________ , ____.

         The actual characteristics and performance of the Fixed Rate Loans will differ from the assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Fixed Rate Loans will prepay at a constant level of CPR until maturity or that all of the Fixed Rate Loans will prepay at the same level of CPR or Prepayment Assumption. Moreover, the diverse remaining terms to stated maturity of the Fixed Rate Loans could produce slower or faster principal payments than indicated in the table at the various constant percentages of CPR specified, even if the weighted average remaining term to stated maturity of the Fixed Rate Loans is as assumed. Any difference between such assumptions and the actual characteristics and performance of the Fixed Rate Loans, or actual prepayment experience, will affect the percentages of Initial Note Principal Balance outstanding over time and the weighted average life of the Class A-F Notes. Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of the Notes, and sets forth the percentages of the Initial Class A-F Note Principal Balance that would be outstanding after each of the dates shown at various percentages of CPR.



                          Percent of Initial Class A-F Note Principal Balance Outstanding
                         at the Specified Percentages of CPR or the Prepayment Assumption

                                                                             Scenario(1)(4)
Fixed Rate Loans(2).............................      0%       25%      75%      100%    125%     175%     200%
Payment Date
Initial Percentage..............................      100%     100%     100%     100%    100%     100%     100%

_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
_____ 25, ____..................................
Weighted Average Life in Years(3)(4)............
Weighted Average Life in Years(3)(5)............



-----------------
(1)      Rounded to the nearest whole percentage.
(2)      As a percentage of the Prepayment Assumption.
(3) The weighted average life of a Class A-F Note is determined by (i) multiplying the amount of each distribution of principal on a Note by the number of years from the date of issuance of the Class A-F Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the Initial Class A-F Note Principal Balance of the Class A-F Note.
(4) Assumes the Seller exercises its option to redeem the Class A-F Notes when the aggregate Principal Balance of the Fixed Rate Loans remaining is less than or equal to [10]% of the Class A-F Original Pool Balance. See "Description of the Notes -- Optional Redemption" herein.
(5) Assumes that the Class A-F Notes remain outstanding to their maturity date.

This table has been prepared based on the assumptions described in the second paragraph preceding this table (including the assumptions regarding the characteristics and performance of the Fixed Rate Loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Class A-V Notes

         Prepayments on Loans are commonly measured relative to a prepayment standard or model. The model used in this Prospectus Supplement with respect to the Class A-V Notes, the CPR model, assumes that the outstanding principal balance of a pool of Loans prepays each month at a specified annual rate or CPR. In generating monthly cash flows, this annual rate is converted to an equivalent monthly rate. With respect to the Adjustable Rate Loans, the prepayment model assumes a constant CPR of 25% (such model, the "Prepayment Assumption"). The levels of CPR used above in defining the Prepayment Assumption represent 100% of the Prepayment Assumption. To assume a CPR percentage in either prepayment model is to assume that the stated percentage of the outstanding principal balance of the pool would be prepaid over the course of a year. No representation is made that the Loans will prepay at the percentages of CPR specified in either prepayment model.

         The table set forth below has been prepared on the basis of certain assumptions as described below regarding the weighted average characteristics of the Adjustable Rate Loans that are expected to be included in the related Trust Estate as described under "Description of the Home Equity Loan Pool" herein and the performance thereof. The table assumes, among other things, that: (i) the Adjustable Rate Loans have the following characteristics:





                                               Adjustable Rate Loans


      Principal         Original      Remaining
       Balance          Term to        Term to     Mortgage                  Months
                        Maturity      Maturity     Interest      Gross         to         Life       Life    Period   Initial
                      (in months)    (in months)     Rate       Margin     Rate Change     Cap      Floor     Cap      Cap

Initial Loans
  $
















Subsequent Loans
 $
















(ii) One-Month LIBOR remains constant at _______%; (iii) payments on the Class A-V Notes are based upon the actual number of days in the month and a 360-day year and are received, in cash, on the [25]th day of each month, commencing in ____________; (iv) there are no delinquencies or losses on the Adjustable Rate Loans, and principal payments on the Adjustable Rate Loans are timely received together with prepayments, if any, at the respective constant percentages of CPR or Prepayment Assumption set forth in the following table; (v) there are no repurchases of the Adjustable Rate Loans; (vi) the scheduled monthly payment for the Adjustable Rate Loan is calculated based on its principal balance, Mortgage Rate and remaining term to maturity such that such Adjustable Rate Loan will amortize in amounts sufficient to repay the remaining principal balance of such Adjustable Rate Loan by its remaining term to maturity, (vii) the Index remains constant at _____% and the Mortgage Rate on each Adjustable Rate Loan is adjusted on the next Adjustment Date (and on Subsequent Adjustment Dates, as necessary) to equal the Index plus the applicable Gross Margin, subject to the Maximum Mortgage Rate and Minimum Mortgage Rate listed below and the related Periodic Rate Cap; (viii) with respect to each Adjustable Rate Loan, the monthly payment on the Adjustable Rate Loan is adjusted on the Due Date immediately following the next related Adjustment Date (and on Subsequent Adjustment Dates, as necessary) to equal a fully amortizing payment as described in clause (vi) above; (ix) payments on the Adjustable Rate Loans earn no reinvestment return; (x) the Note Insurer Premium is the rate set forth in the related Insurance Agreement, the Indenture Trustee Fee Rate is ____% per annum and the Servicing Fee Rate is ____% per annum; (xi) there are additional ongoing Trust Estate expenses of approximately $________ per month payable out of the related Trust Estate;
(xii) the Adjustable Rate Loans experience no prepayment penalties; (xiii) there are no investment earnings on amounts in any related Collection Account, including the related Payment Account, and no other miscellaneous servicing fees are passed through to the Class A-V Noteholders; (xiv) the Subsequent Adjustable Rate Loans are purchased by _____________ and are assumed to have their first scheduled monthly payment due in ____________; and (xv) the Class A-V Notes will be purchased on ___________, _____.

         The actual characteristics and performance of the Adjustable Rate Loans will differ from the assumptions used in constructing the table set forth below, which is hypothetical in nature and is provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the Adjustable Rate Loans will prepay at a constant level of CPR until maturity or that all of the Adjustable Rate Loans will prepay at the same level of CPR or Prepayment Assumption. Moreover, the diverse remaining terms to stated maturity of the Adjustable Rate Loans could produce slower or faster principal payments than indicated in the table at the various constant percentages of CPR specified, even if the weighted average remaining term to stated maturity of the Adjustable Rate Loans is as assumed. Any difference between such assumptions and the actual characteristics and performance of the Adjustable Rate Loans, or actual prepayment experience, will affect the percentages of Initial Note Principal Balance outstanding over time and the weighted average life of the Class A-V Notes. Subject to the foregoing discussion and assumptions, the following table indicates the weighted average life of the Class A-V Notes, and sets forth the percentages of the Initial Class A-V Note Principal Balance that would be outstanding after each of the dates shown at various percentages of CPR.



                          Percent of Initial Class A-V Note Principal Balance Outstanding
                         at the Specified Percentages of CPR or the Prepayment Assumption

                                                                             Scenario(1)(4)
Adjustable Rate Loans(2)                                  0%     10%      20%      25%     30%      40%      50%
                                                      -----    ----     ----     ----    ----     ----     ----
Payment Date

Initial Percentage................................    100%     100%     100%     100%    100%     100%     100%

_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
_____ 25, ____....................................
Weighted Average Life in Years(3)(4)..............
Weighted Average Life in Years(3)(5)..............



-----------------
(1)      Rounded to the nearest whole percentage.
(2)      Conditional Prepayment Rate (CPR).
(3) The weighted average life of a Class A-V Note is determined by (i) multiplying the amount of each distribution of principal on a Class A-V Note by the number of years from the date of issuance of the Class A-V Note to the related Payment Date, (ii) adding the results, and (iii) dividing the sum by the Initial Class A-V Note Principal Balance of the Class A-V Note.
(4) Assumes the Seller exercises its option to redeem the Class A-V Notes when the aggregate Principal Balance of the Adjustable Rate Loans remaining is less than or equal to [10]% of the Class A-V Original Pool Balance. See "Description of the Notes -- Optional Redemption" herein.
(5) Assumes that the Class A-V Notes remain outstanding to their maturity date.

This table has been prepared based on the assumptions described in the second paragraph preceding this table (including the assumptions regarding the characteristics and performance of the Adjustable Rate Loans which differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.


                    DESCRIPTION OF THE SERVICING AGREEMENTS

         The following summary describes certain terms of the Servicing Agreements, with respect to the Fixed Rate Loans and the Adjustable Rate Loans, dated as of _________ 1, ____, between the related Issuer, the Indenture Trustee and the Master Servicer (the related "Servicing Agreement"). The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Servicing Agreements. Whenever particular sections or defined terms of the Servicing Agreements are referred to, such sections or defined terms are thereby incorporated herein by reference.

The Master Servicer

         ___________________________ (in such capacity, the "Master Servicer")
will act as Master Servicer for the Fixed Rate Loans and the Adjustable Rate Loans pursuant to the related Servicing Agreements. The Master Servicer will initially delegate its servicing obligations to the Sub-Servicer described below.

         Any servicing default, including certain performance test violations, under one Servicing Agreement will constitute an event of default under the other Servicing Agreement and as provided in the Servicing Agreements, the Master Servicer may be then removed thereunder.

         The Sub-Servicer will meet certain eligibility requirements, as set forth in each Servicing Agreement, and each Sub-Servicing Agreement shall require that the Fixed Rate Loans and the Adjustable Rate Loans be serviced in a manner that is consistent with the terms of the related Servicing Agreement. The Master Servicer will not be released of its servicing obligations and duties with respect to any subserviced Loans, notwithstanding the delegation of duties to the Sub-Servicer.

The Sub-Servicer

         The information set forth in the following paragraphs has been provided by the Sub-Servicer. None of the Depositor, the Master Servicer, the Seller, the Indenture Trustee, the Note Insurer, the Owner Trustee or any of their respective affiliates has made or will make any representation as to the accuracy or completeness of this information.

         ______________________ (the "Sub-Servicer") will act as Sub-Servicer for the Fixed Rate Loans and the Adjustable Rate Loans pursuant to the related Sub-Servicing Agreement.

         [Sub-Servicer information].

         The Notes will not represent an interest in or obligation of, nor are the Loans guaranteed by, the Sub-Servicer.

Delinquency and Loss Experience of the Sub-Servicer

         Owned and Managed Servicing Portfolio. The following tables set forth information relating to the delinquency, loan loss and foreclosure experience of the Sub-Servicer for its Owned and Managed Servicing Portfolio for the quarter ended _________, ____, and for each of the four prior years ended ____________. The Sub-Servicer's "Owned and Managed Servicing Portfolio" consists of the Sub-Servicer's servicing portfolio of fixed and variable rate home equity loans excluding certain loans serviced by the Sub-Servicer that were not originated or purchased and reunderwritten by the Sub-Servicer or any affiliate thereof. In addition to the Owned and Managed Servicing Portfolio, the Sub-Servicer serviced as of _________, ____, approximately ________ mortgage loans with an aggregate principal balance as of such date of approximately $_________, such loans were not originated by the Sub-Servicer or any affiliate thereof and are being serviced for third parties on a contract servicing basis (the "Third-Party Servicing Portfolio"). No loans in the Third-Party Servicing Portfolio are included in the tables set forth below.

                   Delinquency and Foreclosure Experience of the Sub-Servicer's Owned and Managed Servicing Portfolio




                      Three Months Ending                                       Year Ending              ,
                   ----------------------   ---------------------------------------------------------------------------------
                         March 31, 1998            ____                 ____                  ____                 ____
                  ----------------------    ------------------    -----------------    ----------------     ----------------
                       Number    Dollar     Number     Dollar     Number     Dollar    Number    Dollar     Number    Dollar
                         of      Amount       of       Amount       of       Amount      of      Amount       of      Amount
                       Loans      (000)      Loans      (000)      Loans     (000)     Loans      (000)     Loans      (000)

Portfolio...........

        Delinquency
        Percentage(1)

     30-59 days.....
     60-89 days.....
     90 days or more.
Total...............
Foreclosure Rate(2).
REO Properties(3)...
----------------------


(1) The period of delinquency is based on the number of days payments are contractually past due. The delinquency statistics for the period exclude loans in foreclosure.
(2) "Foreclosure Rate" is the number of home equity loans or the dollar amount of home equity loans in foreclosure as a percentage of the total number of home equity loans or the dollar amount of home equity loans, as the case may be, as of the date indicated.
(3) REO Properties (i.e., "real estate owned" properties--properties relating to mortgage foreclosed or for which deeds in lieu of foreclosure have been accepted, and held by the Sub-Servicer pending disposition) percentages are calculated using the number of loans, not the dollar amount.


                               Loan Loss Experience of the Sub-Servicer's Owned and
                                       Managed Servicing Portfolio of Loans*

                                                                     Year Ending December 31,
                                       -------------   ---------------------------------------------------------
                                       Three Months
                                          Ending
                                         -------,
                                           ----          ----          ----           ----           ----
                                       -------------   ---------------------------------------------------------
                                                               (Dollars in thousands)

Average amount outstanding(1)          $             $             $             $              $
Gross losses(2)...                     $             $             $             $              $
Recoveries(3)......                    $             $             $             $              $
Net losses(4)......                    $             $             $             $              $
Net losses as a percentage of average
   amount outstanding(5)                     %             %             %            %               %



(1) "Average Amount Outstanding" during the period is the arithmetic average of the principal balances of the home equity loans outstanding on the last business day of each month during the period.
(2) "Gross Losses" are amounts which have been determined to be uncollectible relating to home equity loans for each respective period.
(3) "Recoveries" are recoveries from liquidation proceeds and deficiency judgments.
(4)     "Net Losses" represents "Gross Losses" minus "Recoveries".
(5) For the three months ended __________, _____, "Net losses as a percentage of average amount outstanding" was annualized by multiplying Net Losses by four before calculating the percentage of "Net losses as a percentage of average amount outstanding."

*Managed portfolio statistics restated to exclude interest advances on serviced portfolio to be consistent with presentation of owned portfolio

          There can be no assurance that the delinquency experience of the Loans will correspond to the delinquency experience of the Sub-Servicer's servicing portfolio set forth in the foregoing tables. The statistics shown above represent the delinquency experience for the Sub-Servicer's servicing portfolio only for the periods presented, whereas the aggregate delinquency experience on the Loans will depend on the results obtained over the life of the Loans. The Sub-Servicer's servicing portfolio includes Loans underwritten pursuant to guidelines not necessarily representative of those applicable to the Loans. It should be noted that if the residential real estate market should experience an overall decline in property values, the actual rates of delinquencies and foreclosures could be higher than those previously experienced by the Sub-Servicer. In addition, adverse economic conditions may affect the timely payment by mortgagors of scheduled payments of principal and interest on the Loans and, accordingly, the actual rates of delinquencies and foreclosures with respect to the Loans.

Servicer Loan Modifications

         Each Servicing Agreement provides that the Master Servicer may approve a change in the loan rate of a Loan or extend a final maturity date on a Loan if the Mortgagor requests such modification and the Note Insurer consents thereto; provided, however, if the Note Insurer does not object in writing to such change or extension specified in such notice to the Note Insurer within five (5) Business Days after its receipt thereof, the Master Servicer may effectuate such change or extension and the Note Insurer shall be deemed to approve such action; provided further, however, in no event shall the Master Servicer modify such Loan if at the time the aggregate amount of all such modified Loans equals or exceeds [5]% of the related Original Pool Balance.

Servicing and Other Compensation

         The Servicing Fee for each Loan is payable out of the interest payments on such Loan. The Servicing Fee Rate in respect of each Loan will be equal to ____% per annum of the outstanding principal balance of such Loan. The Master Servicer will pay the fees of any Sub-Servicer out of the amounts it receives as the Servicing Fee. The Master Servicer or the Sub-Servicer will be entitled to additional servicing compensation in the form of prepayment penalties, late payment charges, modification fees, assumption fees and certain other miscellaneous fees and such amounts will not be included in related Available Funds.

         With respect to any Payment Date and determined separately for each Series of Notes, Prepayment Interest Shortfalls in full (as described below) during the preceding calendar month will be offset by the Sub-Servicer or the Master Servicer, but only to the extent such Prepayment Interest Shortfalls do not exceed an amount equal to the Servicing Fee payable to the Master Servicer with respect to such Payment Date and the related Loan Group (any such payments by the Sub-Servicer or the Master Servicer, "Compensating Interest"). Prepayment Interest Shortfalls resulting from partial prepayments will not be offset by the Servicing Fee, any other servicing compensation or otherwise. The "Prepayment Interest Shortfall" for any Payment Date is equal to the aggregate shortfall, if any, in collections of interest resulting from Mortgagor prepayments in full or in part on the Loans during the preceding calendar month. Such shortfalls will result because interest on prepayments in full is paid only to the date of prepayment, and because no interest is paid on prepayments in part, as such prepayments in part are applied to reduce the outstanding principal balance of the related Loans as of the Due Date in the month of prepayment. No assurance can be given that Compensating Interest will be sufficient to cover Prepayment Interest Shortfalls in full for any Payment Date. The Servicing Fee or any other servicing compensation shall not be used to offset shortfalls arising from application of the Relief Act.


                                THE INDENTURES

         The following summary describes certain terms of the Indentures related to the Series ____-F Issuer and the Series ____-V Issuer. The summary does not purport to be complete and is subject to, and qualified in its entirety by reference to, the provisions of the Trust Agreements and Indentures. Whenever particular defined terms of the Indenture are referred to, such defined terms are thereby incorporated herein by reference. See "The Agreements" in the Prospectus.

Control by Note Insurer

         Pursuant to each Indenture, unless a Note Insurer Default exists (i) the Note Insurer shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee, subject to certain limitation, and (ii) the Indenture Trustee may take actions which would otherwise be at its option or within its discretion, including the actions referred to under " -- Events of Default" and " -- Rights Upon Event of Default," only at the direction of the Note Insurer and (iii) the Note Insurer shall be deemed to be the holder of the related Notes for most purposes (other than with respect to payment on the related Notes), and will be entitled to exercise all rights of the Noteholders thereunder, without the consent of such Noteholders, and the related Noteholders may exercise such rights only with the prior written consent of the Note Insurer. A "Note Insurer Default" means the existence and continuation of (i) a failure of the
Note Insurer to make a payment under the Note Insurance Policy in accordance with its terms or (ii) certain bankruptcy or insolvency actions by or against the Note Insurer.

Events of Default

         An "Event of Default" with respect to the Notes is defined in each Indenture as follows: (a) the failure of the related Issuer to pay (i) the Interest Payment Amount or the Principal Payment Amount with respect to a Payment Date on such Payment Date (provided that for purposes of this clause, payment by the Indenture Trustee from proceeds of the related Note Insurance Policy shall not be considered payment by the related Issuer with respect to the related Notes), or (ii) any Subordination Increase Amount or Carry-Forward Amount, but only to the extent funds are available to make such payment as described under "Description of the Notes --Class A-F Notes --Priority of Payment" or "--Class A-V Notes --Priority of Payment," as applicable (provided that for purposes of this clause, payment by the Indenture Trustee from proceeds of the related Note Insurance Policy shall not be considered payment by the related Issuer with respect to the related Notes); (b) the failure by the related Issuer on the Final Scheduled Payment Date to reduce the Note Principal Balance to zero; (c) a default in the observance or performance of any covenant or agreement of the related Issuer in such Indenture, and the continuation of any such default for a period of thirty days after notice to the related Issuer by the Indenture Trustee or to the related Issuer and the Indenture Trustee by the Note Insurer, or if a Note Insurer Default exists, by the holders of at least 25% of the Note Principal Balance of the related Notes; (d) any representation or warranty made by the related Issuer in such Indenture or in any certificate or other writing delivered pursuant thereto having been incorrect in a material respect as of the time made, and the circumstance in respect of which such representation or warranty is incorrect not having been cured within thirty days after notice thereof is given to the related Issuer by the Indenture Trustee or to the related Issuer and the Indenture Trustee by the Note Insurer, or, if a Note Insurer Default exists, by Noteholders representing at least 25% of the Note Principal Balance of the related Notes; or (e) certain events of bankruptcy, insolvency, receivership or reorganization of the Issuer.

Rights Upon Event of Default

         In case an Event of Default should occur and be continuing with respect to the Class A-F Notes or Class A-V Notes, the Indenture Trustee may (with the prior written consent of the Note Insurer) and, upon the written direction of the Note Insurer or, if a Note Insurer Default exists, related Noteholders representing more than 50% of the Note Principal Balance of the related Notes shall, declare the principal of such Notes to be immediately due and payable. Such declaration may under certain circumstances be rescinded by the Note Insurer, or if a Note Insurer Default exists, related Noteholders representing more than 50% of the Note Principal Balance of such Notes.

         If, following an Event of Default, the Notes have been declared to be due and payable, the Indenture Trustee may, in its discretion (provided that the Note Insurer or, if a Note Insurer Default exists, the Noteholders representing more than 50% of the Note Principal Balance of such Notes, have not directed the Indenture Trustee to sell the assets included in the related Trust Estate), refrain from selling such assets and continue to apply all amounts received on such assets to payments due on the Notes in accordance with their terms, notwithstanding the acceleration of the maturity of such Notes. In addition, upon an Event of Default the Indenture Trustee may, with the consent of the Note Insurer, sell all or part of the assets included in the related Trust Estate, in which event the collections on, or the proceeds from the sale of, such assets will be applied as provided below; provided, however, that any proceeds of a claim under the related Note Insurance Policy shall be used only to pay interest and principal on the Notes as provided in clauses (iii) and (iv): (i) to the payment of the fees of the Indenture Trustee which have not been previously paid; (ii) to the Note Insurer, any
Note Insurer Premium then due, provided no Note Insurer Default exists; (iii) to the Noteholders, the amount of interest then due and unpaid on the Notes (but not including any Carry-Forward Amount in the case of the Class A-V Notes), without preference or priority of any kind; (iv) to the related Noteholders, the amount of principal then due and unpaid on such Notes, without preference or priority of any kind; (v) to the payment of the amounts due and owing to the Note Insurer, to the extent not previously reimbursed;
(vi) to the related Noteholders, the amount of any Carry-Forward Amount in the case of the Class A-V Notes not previously paid; and (vii) to the Owner Trustee for distribution to the holders of the Certificates; provided, however, that if the related Subordination Amount with respect to the other Series of Notes is less than the related Required Subordination Amount with respect to such other Series, such amounts shall be transferred to the related Escrow Account.

         Subject to the provisions of each Indenture relating to the duties of the Indenture Trustee, in case an Event of Default shall occur and be continuing, the Indenture Trustee shall be under no obligation to exercise any of the rights and powers under such Indenture at the request or direction of any of the related Noteholders, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction. Subject to such provisions for indemnification and certain limitations contained in such Indenture, the Note Insurer, or if a Note Insurer Default exists, Noteholders representing more than 50% of the Note Principal Balance of the related Notes shall have the right to direct the time, method, and place of conducting any proceeding or any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to such Notes; and the Note Insurer, or if a Note Insurer Default exists, Noteholders representing more than 50% of the Note Principal Balance of the related Notes may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of the holder of each outstanding Note affected thereby.

Limitation on Suits

         No Noteholder will have any right to institute any proceedings with respect to the related Indenture unless (1) such Noteholder has previously given written notice to the Indenture Trustee of a continuing Event of Default; (2) Noteholders representing not less than 25% of the Note Principal Balance of the related Notes have made written request to the Indenture Trustee to institute proceedings in respect of such Event of Default in its own name as Indenture Trustee; (3) such Noteholders have offered to the Indenture Trustee reasonable indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request; (4) for 60 days after its receipt of such notice of, request and offer of indemnity the Indenture Trustee has failed to institute any such proceedings;
(5) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Noteholders representing more than 50% of the Note Principal Balance of the related Notes; and (6) such Noteholders have the consent of the Note Insurer, unless a Note Insurer Default exists.

The Indenture Trustee

         The Indenture Trustee may resign at any time under either Indenture, in which event the related Issuer will be obligated to appoint, with the consent of the Note Insurer, a successor Indenture Trustee. The Indenture Trustee also may be removed under either Indenture at any time by the Note Insurer, or if a Note Insurer Default exists, then by Noteholders representing more than 50% of the Note Principal Balance of the related Notes. The related Issuer shall, with the consent of the Note Insurer, so long as no Note Insurer Default exists, remove the Indenture Trustee if the Indenture Trustee ceases to be eligible to continue as such under the related Indenture or if the Indenture Trustee becomes incapable of acting, bankrupt, insolvent or if a receiver or public officer takes charge of the Indenture Trustee or its property. Any resignation or removal of the Indenture Trustee and appointment of a successor Indenture Trustee will not become effective until acceptance of the appointment by the successor Indenture Trustee.


                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         Upon the issuance of the Notes, Brown & Wood LLP, counsel to the Depositor, will deliver its opinion generally to the effect that based on the application of existing law and assuming compliance with the related Trust Agreement, for federal income tax purposes (a) the Notes issued under each of the Series ____-F Issuer and the Series ____-V Issuer will be characterized as indebtedness and not as representing an ownership interest in the related Trust Estate or an equity interest in the related Issuer or the Depositor, and
(b) each of the Series ____-F Issuer and the Series ____-V Issuer will not be
(i) classified as an association taxable as a corporation for federal income tax purposes, (ii) a taxable mortgage pool as defined in Section 7701(i) of the Code, or (iii) a "publicly traded partnership" as defined in Treasury Regulation Section 1.7704-1. The Notes will not be treated as having been issued with "original issue discount" (as defined in the Prospectus). The prepayment assumption that will be used in determining the rate of amortization of market discount and premium, if any, for federal income tax purposes will be based on the assumption that, subsequent to the date of any determination the Adjustable Rate Loans will prepay at a rate equal to 25% CPR and the Fixed Rate Loans will prepay at a rate equal to 2% CPR in the first month of the life of the Fixed Rate Loans and an additional 2% CPR per annum in each month thereafter until the tenth month; beginning in the tenth month and in each month thereafter, the Fixed Rate Loans will prepay at a rate equal to 20% CPR. No representation is made that the Loans will prepay at that rate or at any other rate. See "Material Federal Income Tax Consequences" in the Prospectus.

         The Notes will not be treated as assets described in Section 7701(a)(19)(C) of the Code or "real estate assets" under Section 856(c)(4)(A) of the Code. In addition, interest on the Notes will not be treated as "interest on obligations secured by mortgages on real property" under Section 856(c)(3)(B) of the Code. The Notes will also not be treated as "qualified mortgages" under Section 860G(a)(3)(C) of the Code.

         You should see "Material Federal Income Tax Consequences" and "State Tax Consequences" in the Prospectus for a discussion of the application of certain federal income and state and local tax laws to the Issuer and purchasers of the Notes.


                            METHOD OF DISTRIBUTION

         Subject to the terms and conditions set forth in an underwriting agreement dated __________, ____ with respect to the Class A-F Notes and an underwriting agreement with respect to the Class A-V Notes (together, the "Underwriting Agreements") each between the Depositor and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the "Underwriter"), the Depositor has agreed to sell the Notes to the Underwriter and the Underwriter has agreed to purchase the Notes from the Depositor. It is expected that delivery of the Notes will be made only in book-entry form through the Same Day Funds Settlement System of DTC, on or about ___________, _____, against payment therefor in immediately available funds.

         The Notes will be purchased from the Depositor by the Underwriter and will be offered by the Underwriter from time to time to the public in negotiated transactions or otherwise at varying prices to be determined at the time of sale. The proceeds to the Depositor from the sale of the Class A-F Notes are expected to be approximately $___________, before deducting expenses plus accrued interest thereon from the Cut-off Date and the proceeds to the Depositor from the sale of the Class A-V Notes are expected to be approximately $___________, before deducting expenses. The Underwriter may effect such transactions by selling the Notes to or through dealers, and such dealers may receive compensation in the form of underwriting discounts, concessions or commissions from the Underwriter. In connection with the sale of the Notes, the Underwriter may be deemed to have received compensation from the Depositor in the form of underwriting compensation. The Underwriter and any dealers that participate with the Underwriter in the distribution of the Notes may be deemed to be underwriters and any profit on the resale of the Notes positioned by them may be deemed to be underwriting discounts and commissions under the Securities Act of 1933.

         The Underwriting Agreements provide that the Depositor will indemnify the Underwriter, and that under limited circumstances the Underwriter will indemnify the Depositor, against certain civil liabilities under the Securities Act of 1933, or contribute to payments required to be made in respect thereof.

         There can be no assurance that a secondary market for the Notes will develop or, if it does develop, that it will continue or provide the Noteholders with sufficient liquidity of investment. The primary source of information available to investors concerning the Notes will be the monthly statements discussed in the Prospectus under "Description of the Securities -- Reports to Securityholders," which will include information as to the outstanding principal balance of the Notes. There can be no assurance that any additional information regarding the Notes will be available through any other source. In addition, the Depositor is not aware of any source through which price information about the Notes will be generally available on an ongoing basis. The limited nature of such information regarding the Notes may adversely affect the liquidity of the Notes, even if a secondary market for the Notes becomes available.


                                LEGAL OPINIONS

         Certain legal matters relating to the Notes will be passed upon for the Seller and the Master Servicer by ________________, and for the Depositor and the Underwriter by Brown & Wood LLP, New York, New York.


                                    RATINGS

         It is a condition of the issuance of each Series of the Notes that each Series of Notes be rated ["AAA" by Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("S&P") and "Aaa" by Moody's Investors Service, Inc. ("Moody's")].

         S&P's ratings on mortgage pass-through certificates address the likelihood of the receipt by Noteholders of payments required under the Indenture. S&P's ratings take into consideration the credit quality of the mortgage pool, structural and legal aspects associated with the Notes, and the extent to which the payment stream in the mortgage pool is adequate to make payments required under the Notes. S&P's rating on the Notes does not, however, constitute a statement regarding frequency of prepayments on the mortgages. See "Certain Yield and Prepayment Considerations" herein. The ratings issued by S&P on payment of principal and interest do not cover the payment of any Prepayment Interest Shortfalls, Relief Act Shortfalls or any Carry-Forward Amount.

         The rating process of Moody's addresses the structural and legal aspects associated with the Notes, including the nature of the underlying Loans. The ratings assigned to the Notes do not represent any assessment of the likelihood or rate of principal prepayments. The ratings do not address the possibility that Noteholders might suffer a lower than anticipated yield. The ratings do not address the likelihood that Class A-V Noteholders will be paid the Carry-Forward Amount.

         The Depositor has not requested a rating on the Notes by any rating agency other than S&P and Moody's. However, there can be no assurance as to whether any other rating agency will rate the Notes, or, if it does, what rating would be assigned by any such other rating agency. A rating on the Notes by another rating agency, if assigned at all, may be lower than the ratings assigned to the Notes by S&P and Moody's.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating. In the event that the ratings Initially assigned to the Notes are Subsequently lowered for any reason, no person or entity is obligated to provide any additional support or credit enhancement with respect to the Notes.


                               LEGAL INVESTMENT

         The Notes will not constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984, as amended.

         The Depositor makes no representations as to the proper characterization of the Notes for legal investment or other purposes, or as to the ability of particular investors to purchase the Notes under applicable legal investment restrictions. These uncertainties may adversely affect the liquidity of the Notes. Accordingly, all institutions whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their legal advisors in determining whether and to what extent the Notes constitute a legal investment or are subject to investment, capital or other restrictions.

         See "Legal Investment" in the Prospectus.


                             ERISA CONSIDERATIONS

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA") and the Code impose certain requirements on employee benefit plans and certain other retirement plans and arrangements (including, but not limited to, individual retirement accounts and annuities), as well as on collective investment funds and certain separate and general accounts of insurance companies in which such plans or arrangements are invested (all of which are hereinafter referred to as a "Plan") and on persons who are fiduciaries with respect to such Plans. ERISA and the Code prohibit certain transactions involving the assets of a Plan and "disqualified persons" (within the meaning of the Code; "Disqualified Persons") and "parties in interest" (within the meaning of ERISA "Parties in Interest") who have certain specified relationships to the Plan. Accordingly, prior to making an investment in the Notes, investing Plans should determine whether the related Issuer, the Depositor, the Seller, the related Trust Estate, the Underwriter, any other underwriter, the Owner Trustee, the Indenture Trustee, the Master Servicer, the Sub-Servicer, any other servicer, any administrator, any provider of credit support, or any insurer or any of their affiliates is a Party in Interest or Disqualified Person with respect to such Plan and, if so, whether such transaction is subject to one or more statutory or administrative exemptions. Additionally, an investment of the assets of a Plan in securities may cause the assets included in the related Trust Fund to be deemed "Plan Assets" of such Plan, and any person with certain specified relationships to the related Trust Fund to be deemed a Party in Interest or Disqualified Person. The U.S. Department of Labor (the "DOL") has promulgated regulations at 29 C.F.R. Section 2510.3-101 (the "Plan Asset Regulations") defining the term "Plan Assets" for purposes of applying the general fiduciary responsibility provisions of ERISA and the prohibited transaction provisions of ERISA and Section 4975 of the Code. Under the Plan Asset Regulations, generally, when a Plan acquires an "equity interest" in another entity (such as the Trust Fund), the underlying assets of that entity may be considered to be Plan Assets. The Plan Asset Regulations provide that the term "equity interest" means any interest in an entity other than an instrument which is treated as indebtedness under applicable local law and which has no "substantial equity features." Although not entirely free from doubt, it is believed that, as of the date hereof, the Notes will be treated as debt obligations without significant equity features for the purposes of the Plan Asset Regulations. Because of the factual nature of certain of the above-described provisions of ERISA, the Code and the Plan Asset Regulations, Plans or persons investing Plan Assets should carefully consider whether such an investment might constitute or give rise to a prohibited transaction under ERISA or the Code. Any Plan fiduciary which proposes to cause a Plan to acquire any of the Notes should consult with its counsel with respect to the potential consequences under ERISA and the Code of the Plan's acquisition and ownership of such Notes.


                                    EXPERTS

         The consolidated balance sheets of ___________________________ and its subsidiaries as of _____________, _____ and _____________________, _____
and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended _______________, ____, incorporated by reference in this Prospectus Supplement, have been incorporated herein in reliance on the report of ____________________ independent accountants, given on the authority of that firm as experts in accounting and auditing.




                                          INDEX OF PRINCIPAL DEFINITIONS

                                                                    Page(s) on which term
                                                                      is defined in the
Terms                                                               Prospectus Supplement
                                                                    ---------------------
____-V Insurance Agreement.......................................................36
____-F Insurance Agreement.......................................................32
2/28 or 2/13 Loan.................................................................6
3/27 Loan.........................................................................6
5/25 Loan.........................................................................6
Adjustable Rate Loans.............................................................1
Administrative Fee............................................................8, 35
Advances.........................................................................11
aggregate risks..................................................................28
Balloon Loan.....................................................................13
Balloon Payment..................................................................13
Carry-Forward Amount..........................................................8, 34
Class A-F Interest Coverage Account...............................................7
Class A-F Interest Payment Amount.............................................7, 31
Class A-F Notes...................................................................1
Class A-F Original Pre-Funded Amount..............................................7
Class A-F Pre-Funding Account.....................................................7
Class A-V Interest Coverage Account...............................................7
Class A-V Interest Payment Amount.............................................7, 34
Class A-V Notes...................................................................1
Class A-V Notes--Cross-collateralization..........................................37
Class A-V Original Pool Balance................................................3, 8
Class A-V Original Pre-Funded Amount..........................................7, 25
Class A-V Pre-Funded Amount......................................................25
Class A-V Pre-Funding Account.................................................7, 25
Compensating Interest............................................................52
CPR..............................................................................42
Definitive Note...............................................................6, 29
Depositor......................................................................1, 5
Disqualified Persons.............................................................56
DOL..............................................................................56
DTC...........................................................................3, 29
Due Period...................................................................33, 37
ERISA........................................................................12, 55
European Depositaries............................................................29
Financial Intermediary...........................................................29
Fixed Rate Loans..................................................................1
Fixed Rate Purchase Agreement....................................................14
Gross Margin......................................................................6
Indenture.........................................................................5
Indenture Trustee.................................................................1
Indenture Trustee Fee.....................................................8, 31, 35
Initial Adjustable Rate Loans.....................................................1
Initial Fixed Rate Loans..........................................................1
Initial Loans....................................................................14
Interest Coverage Account........................................................40
Interest Period...................................................................8
Loan Group.....................................................................1, 6
Loans.........................................................................6, 14
Loan-to-Value Ratio..............................................................15
Master Servicer...........................................................5, 14, 49
Maximum Interest Rate......................................................3, 8, 34
Maximum Mortgage Rate.............................................................6
Minimum Mortgage Rate.............................................................7
Moody's...................................................................3, 12, 55
Mortgaged Property................................................................6
Note Insurance Policy.............................................................1
Note Insurer...............................................................1, 9, 27
Note Interest Rate................................................................3
Notes.........................................................................1, 29
One-Month LIBOR..................................................................35
Order............................................................................38
Owner Trustee.....................................................................1
Parties in Interest..............................................................56
Payment Account..................................................................29
Payment Date...................................................................3, 5
Plan.........................................................................12, 56
Plan Asset Regulations.......................................................12, 56
Prepayment Assumption........................................................42, 44
Prepayment Period............................................................33, 37
Reimbursement Amount.........................................................32, 36
Rules........................................................................29, 30
S&P.......................................................................3, 12, 55
Seller........................................................................5, 14
Series ____-F Issuer..............................................................1
Series ____-F Securities..........................................................5
Series ____-V Issuer...........................................................1, 5
Series ____-V Securities.........................................................29
Servicing Agreement..............................................................48
Servicing Fee.............................................................8, 31, 35
single risks.....................................................................28
Six-Month LIBOR...................................................................7
Subordination Increase Amount.....................................................9
Subsequent Cut-off Date..........................................................25
Subsequent Transfer Dates........................................................25
Subsequent Transfer Instruments..................................................25
Sub-Servicer..............................................................5, 14, 49
Third-Party Servicing Portfolio..................................................49
Trust Agreement...................................................................5
Trust Estate...............................................................1, 5, 29
Underwriter...................................................................1, 54
Underwriting Agreements..........................................................54
Yield Considerations.............................................................41


                                    [LOGO]

                                  $----------
                               Home Equity Loan
                              Asset-Backed Notes,
                           Series ____-F, Class A-F

                                 $----------,
                               Home Equity Loan
                              Asset-Backed Notes,
                           Series ____-V, Class A-V

                               ----------------
                          Seller and Master Servicer

                                 Merrill Lynch
                           Mortgage Investors, Inc.
                                   Depositor

                             Prospectus Supplement


                              Merrill Lynch & Co.

                              -------------, ----


         No person has been authorized to give any information or to make any representation other than those contained in this prospectus supplement or the prospectus and, if given or made, such information or representation must not be relied upon. This prospectus supplement and the prospectus do not constitute an offer to sell or a solicitation of an offer to buy any securities other than the notes offered hereby, nor an offer of the notes in any state or jurisdiction in which, or to any person to whom, such offer would be unlawful. The delivery of this prospectus supplement or the prospectus at any time does not imply that information herein or therein is correct as of any time subsequent to its date; however, if any material change occurs while this prospectus supplement or the prospectus is required by law to be delivered, this prospectus supplement or the prospectus will be amended or supplemented accordingly.

         Until 90 days after the date of this prospectus supplement, all dealers selling the notes, whether or not participating in this distribution, will deliver a prospectus supplement and the prospectus to which it relates. This delivery requirement is in addition to the obligation of dealers to deliver a prospectus supplement and prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.


PROSPECTUS

                           ASSET BACKED CERTIFICATES
                              ASSET BACKED NOTES
                             (ISSUABLE IN SERIES)

                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

Consider carefully the risk factors beginning on page 3 of this prospectus.

The securities of each series will not represent an obligation of or interest in the depositor, Merrill Lynch, Pierce, Fenner & Smith Incorporated, any master servicer, any sub-servicer or any of their respective affiliates, except to the limited extent described herein and in the related prospectus supplement.

This prospectus may be used to offer and sell the securities only if accompanied by a prospectus supplement.

The Securities

         Merrill Lynch Mortgage Investors, Inc., as depositor, will sell the securities, which may be in the form of asset backed certificates or asset backed notes. Each issue of securities will have its own series designation and will evidence either:

o        ownership interests in certain assets in a trust fund or

o        debt obligations secured by certain assets in a trust fund.

o Each series of securities will consist of one or more classes. Each class of securities will represent the entitlement to a specified portion of future interest payments and a specified portion of future principal payments on the assets in the related trust fund. In each case, the specified portion may equal from 0% to 100%. A series may include one or more classes of securities that are senior in right of payment to one or more other classes. One or more classes of securities may be entitled to receive distributions of principal, interest or both prior to one or more other classes, or before or after certain specified events have occurred. The related prospectus supplement will specify each of these features.

         The Trust Fund and Its Assets

         As specified in the related prospectus supplement, each trust fund will consist primarily of assets from one of the following categories:

          o one or more segregated pools of various types of mortgage loans and/or closed-end and/or revolving home equity loans (or certain balances of these loans), in each case secured by first and/or junior liens on one- to five-family residential properties, or security interests in shares issued by cooperative housing corporations, including mixed residential and commercial structures;

          o home improvement installment sales contracts or installment loan agreements originated by a home improvement contractor and secured by a mortgage on the related mortgaged property that is junior to other liens on the mortgaged property; and

          o mortgage pass-through certificates or mortgage-backed securities evidencing interests in mortgage loans or secured thereby or certain direct obligations of the United States, agencies thereof or agencies created thereby.

               Each trust fund may be subject to early termination in certain circumstances.

Market for the Securities

         No market will exist for the securities of any series before they are issued. In addition, even after the securities of a series have been issued and sold, there can be no assurance that a resale market will develop.

Offers of the Securities

         Offers of the securities are made through Merrill Lynch, Pierce, Fenner & Smith Incorporated and the other underwriters listed in the related prospectus supplement.

         Neither the Securities and Exchange Commission nor any state securities commission has approved these securities or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                              MERRILL LYNCH & CO.

                 The date of this Prospectus is ______, 1999.

             IMPORTANT NOTICE ABOUT INFORMATION IN THIS PROSPECTUS
                  AND EACH ACCOMPANYING PROSPECTUS SUPPLEMENT

         Information about each series of securities is contained in the following documents:

     o this prospectus, which provides general information, some of which may not apply to a particular series; and

     o the accompanying prospectus supplement for a particular series, which describes the specific terms of the securities of that series. If the prospectus supplement contains information about a particular series that differs from the information contained in this prospectus, you should rely on the information in the prospectus supplement.

         You should rely only on the information contained in this prospectus and the accompanying prospectus supplement. We have not authorized anyone to provide you with information that is different from that contained in this prospectus and the accompanying prospectus supplement. The information in this prospectus is accurate only as of the date of this prospectus.

         Each prospectus supplement generally will include the following information with respect to the related series of securities:

     o the principal amount, interest rate and authorized denominations of each class of securities;

     o information concerning the mortgage loans, home improvement contracts and/or securities in the related trust fund;

     o information concerning the seller or sellers of the mortgage loans, home improvement contracts and/or securities and information concerning any servicer;

     o the terms of any credit enhancement with respect to particular classes of the securities;

     o information concerning other trust fund assets, including any reserve fund;

     o    the final scheduled distribution date for each class of securities;

     o the method for calculating the amount of principal to be paid to each class of securities, and the timing and order of priority of principal payments;

     o information about any REMIC or FASIT tax elections for some or all of the trust fund assets; and

     o    particulars of the plan of distribution for the securities.

         If you require additional information, the mailing address of our principal executive offices is Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center-North Tower, 10th Floor, New York, New York 10281-1310, Attention: Secretary, and our telephone number is (212) 449-0357. For other means of acquiring additional information about us or a series of securities, see "Incorporation of Certain Information by Reference" beginning on page 93 of this prospectus.

                                 RISK FACTORS


You should consider the following information carefully, since it identifies certain significant sources of risk associated with an investment in the securities.

There is a risk that the securities will have limited liquidity.

         At the time a series of securities is issued, there will not be a secondary market for them. Merrill Lynch, Pierce, Fenner & Smith Incorporated currently expects to make a secondary market in the offered securities, but it is not required to. We cannot assure you that a secondary market for the securities of any series will develop or, if it does develop, that it will provide holders of those securities with liquidity of investment or will continue while those securities remain outstanding.

There is a risk associated with limited assets and that those assets will not be sufficient to pay the securities in full.

o The securities will not represent an interest in or obligation of the depositor, the master servicer or any of their affiliates.

o The only obligations with respect to the securities or the assets securing them will be the obligations (if any) of any "warranting party" (as further described in this prospectus) pursuant to certain limited representations and warranties made with respect to the mortgage loans, the master servicer's and any sub-servicer's servicing obligations under the related agreements (including the limited obligation to make certain advances in the event of delinquencies on the mortgage loans, but only to the extent they deem such advances recoverable) and, if described in the related prospectus supplement, certain limited obligations of the master servicer in connection with an agreement to purchase or act as remarketing agent with respect to a convertible adjustable-rate mortgage loan (as more fully described in this prospectus) upon conversion to a fixed rate or a different index.

o Since certain representations and warranties with respect to the mortgage assets may have been made and/or assigned in connection with transfers of the mortgage assets prior to the closing date, the rights of the trustee and the securityholders with respect to such representations or warranties will be limited to their rights as an assignee thereof.

o Unless otherwise specified in the related prospectus supplement, none of the depositor, the master servicer or any affiliate thereof will have any obligation with respect to representations or warranties made by any other entity.

o Unless otherwise specified in the related prospectus supplement, neither the securities nor the underlying assets will be guaranteed or insured by any governmental agency or instrumentality, or by the depositor, the master servicer, any sub-servicer or any of their affiliates.

o Proceeds of the assets included in the related trust fund for each series of securities (including the assets and any form of credit enhancement) will be the sole source of payments on the securities, and there will be no recourse to the depositor or any other entity in the event that these proceeds are insufficient or otherwise unavailable to make all payments provided for under the securities.

o Unless otherwise specified in the related prospectus supplement, a series of securities will not have any claim against or security interest in the trust funds for any other series. If the related trust fund is insufficient to make payments on these securities, no other assets will be available for payment of the deficiency. Additionally, certain amounts remaining in certain funds or accounts, including the collection account and any accounts maintained as credit support, may be withdrawn under certain conditions, as described in the related prospectus supplement. In the event of such withdrawal, such amounts will not be available for future payment of principal of or interest on the securities.

o If provided in the prospectus supplement for a series of securities consisting of one or more classes of subordinate securities, on any distribution date in respect of which losses or shortfalls in collections on the assets have been incurred, the amount of such losses or shortfalls will be borne first by one or more classes of the subordinate securities, and, thereafter, by the remaining classes of securities in the priority and manner and subject to the limitations specified in that prospectus supplement.

We refer you to "Description of the Trust Funds" for further information.

There is a risk that prepayments on the assets in a trust fund will adversely affect the average life and yields of the related securities.

o Prepayments (including those caused by defaults) on the assets in any trust fund generally will result in a faster rate of principal payments on one or more classes of the related securities than if payments on these assets were made as scheduled. Thus, the prepayment experience on the assets may affect the average life of each class of related securities. The rate of principal payments on pools of mortgage loans varies between pools and from time to time is influenced by a variety of economic, demographic, geographic, social, tax, legal and other factors. We can't assure you as to the rate of prepayment on the assets in any trust fund or that the rate of payments will conform to any model we describe here or in any prospectus supplement. If prevailing interest rates fall significantly below the applicable mortgage interest rates, principal prepayments are likely to be higher than if prevailing rates remain at or above the rates borne by the mortgage loans underlying or comprising the mortgage assets in any trust fund. As a result, the actual maturity of any class of securities evidencing an interest in a trust fund containing mortgage assets could occur significantly earlier than expected.

o A series of securities may include one or more classes of securities with priorities of payment and, as a result, yields on other classes of securities, including classes of offered securities, of such series may be more sensitive to prepayments on assets. A series of securities may include one or more classes offered at a significant premium or discount. Yields on these classes of securities will be sensitive, and in some cases extremely sensitive, to prepayments on mortgage assets and, where the amount of interest payable with respect to a class is disproportionately high, as compared to the amount of principal, as with certain classes of stripped interest securities, a holder might, in some prepayment scenarios, fail to recoup its original investment. A series of securities may include one or more classes of securities, including classes of offered securities, that provide for distribution of principal thereof from amounts attributable to interest accrued but not currently distributable on one or more classes of accrual securities and, as a result, yields on such securities will be sensitive to (a) the provisions of such accrual securities relating to the timing of distributions of interest thereon and (b) if such accrual securities accrue interest at a variable or adjustable pass-through rate or interest rate, changes in such rate.

We refer you to "Yield Considerations" in the prospectus and, if applicable, in the related prospectus supplement for further information.

There is a risk that defaults by obligors or declines in the values of mortgaged properties will result in losses to investors.

o An investment in securities such as the securities which generally represent interests in mortgage loans may be affected by, among other things, a decline in real estate values and changes in the mortgagors' financial condition. No assurance can be given that values of the mortgaged properties have remained or will remain at their levels on the dates of origination of the related mortgage loans. If the relevant residential real estate market should experience an overall decline in property values such that the outstanding balances of the related mortgage loans, and any secondary financing on the mortgaged properties, become equal to or greater than the value of the mortgaged properties, the actual rates of delinquencies, foreclosures and losses could be higher than those now generally experienced in the mortgage lending industry in that market. In addition, in the case of mortgage loans that are subject to negative amortization, due to the addition to principal balance of deferred interest, the principal balances of such mortgage loans could be increased to an amount equal to or in excess of the value of the underlying mortgaged properties, thereby increasing the likelihood of default.

o To the extent that these losses are not covered by the applicable credit support, if any, holders of securities of the series evidencing interests in the related mortgage loans will bear all risk of loss resulting from default by mortgagors and will have to look primarily to the value of the mortgaged properties for recovery of the outstanding principal and unpaid interest on the defaulted mortgage loans. Certain of the types of mortgage loans may involve additional uncertainties not present in traditional types of loans.

o For example, certain of the mortgage loans provide for escalating or variable payments by the mortgagor under the mortgage loan, as to which the mortgagor is generally qualified on the basis of the initial payment amount. In some cases the mortgagor's income may not be sufficient to enable them to continue to make their loan payments as such payments increase and thus the likelihood of default will increase.

o In addition to the foregoing, certain geographic regions of the United States from time to time will experience weaker regional economic conditions and housing markets, and will thus experience higher rates of loss and delinquency than the mortgage loans generally will experience. The mortgage loans underlying certain series of securities may be concentrated in these regions, and this concentration may present risk considerations in addition to those generally present for similar mortgage-backed securities without this concentration.

o Further, the rate of default on mortgage loans that are refinance or limited documentation mortgage loans, and on mortgage loans with high loan-to-value ratios, may be higher than for other types of mortgage loans. Additionally, a decline in the value of the mortgaged properties will increase the risk of loss particularly with respect to any related junior mortgage loans.

We refer you to "--There is a risk that there will be reduced or no proceeds available when junior lien mortgage loans are liquidated." in this prospectus for further information.

o In addition, a prospectus supplement may specify that the loan-to-value ratios for the mortgage loans in the related trust will exceed 100%. The related mortgaged properties will thus be highly unlikely to provide adequate security for these mortgage loans. To the extent specified in that prospectus supplement, the assessment of the credit history of a borrower and that borrower's capacity to make payments on the related mortgage loan will have been the primary considerations in underwriting the mortgage loans included in that trust. The evaluation of the adequacy of the loan-to-value ratio, if so specified in the related prospectus supplement, will have been given less consideration, and in certain cases no consideration, in underwriting those mortgage loans.

There is a risk that there will be reduced or no proceeds available when junior lien mortgage loans are liquidated.

o Certain mortgage loans may be secured by junior liens and the related first and other senior liens, if any, may not be included in the mortgage pool.

o The primary risk to holders of mortgage loans secured by junior liens is the possibility that adequate funds will not be received in connection with a foreclosure of the related senior lien to satisfy fully both the senior lien and the mortgage loan. If a holder of the senior lien forecloses on a mortgaged property, the proceeds of the foreclosure or similar sale will be applied first to the payment of court costs and fees in connection with the foreclosure, second to real estate taxes, third in satisfaction of all principal, interest, prepayment or acceleration penalties, if any, and any other sums due and owing to the holder of the senior lien. The claims of the holder of the senior lien will be satisfied in full out of proceeds of the liquidation of the mortgage loan, if these proceeds are sufficient, before the trust fund as holder of the junior lien receives any payments in respect of the mortgage loan.

o If the master servicer were to foreclose on any mortgage loan, it would do so subject to any related senior lien. In order for the debt related to the mortgage loan to be paid in full at such sale, a bidder at the foreclosure sale of that mortgage loan would have to bid an amount sufficient to pay off all sums due under the mortgage loan and the senior lien or purchase the mortgaged property subject to the senior lien. In the event that such proceeds from a foreclosure or similar sale of the related mortgaged property were insufficient to satisfy both loans in the aggregate, the trust fund, as the holder of the junior lien, and, accordingly, holders of the certificates, would bear the risk of delay in distributions while a deficiency judgment against the borrower was being obtained and the risk of loss if the deficiency judgment were not realized upon. Moreover, deficiency judgments may not be available in certain jurisdictions. In addition, a junior mortgagee may not foreclose on the property securing a junior mortgage unless it forecloses subject to the senior mortgage.

We refer you to "Certain Legal Aspects of the Mortgage Loans -- Junior Mortgages" in this prospectus for further information.

There is a risk that any applicable credit support will not cover all losses.

o The prospectus supplement for a series of certificates will describe any credit support in the related trust fund, which may include letters of credit, insurance policies, guarantees, reserve funds or other types of credit support, or combinations of these. Any credit support will be subject to the conditions and limitations described here and in the related prospectus supplement. Moreover, this credit support may not cover all potential losses or risks; for example, credit support may or may not cover fraud or negligence by a mortgage loan or other parties.

o A series of securities may include one or more classes of subordinate securities (which may include offered securities), if we provide for that in the related prospectus supplement. Although subordination is designed to reduce the risk to holders of senior securities of delinquent distributions or ultimate losses, the amount of subordination will be limited and may decline under certain circumstances. In addition, if principal payments on one or more classes of securities of a series are made in a specified order of priority, any limits with respect to the aggregate amount of claims under any related credit support may be exhausted before the principal of the lower priority classes of securities of this series has been repaid. As a result, the impact of significant losses and shortfalls on the assets may fall primarily upon those classes of securities having a lower priority of payment. Moreover, if a form of credit support covers more than one series of securities (we refer to this as a "covered trust"), holders of securities evidencing an interest in a covered trust will be subject to the risk that this credit support will be exhausted by the claims of other covered trusts. o The amount of any applicable credit support supporting one or more classes of offered securities, including the subordination of one or more classes of securities, will be determined on the basis of criteria established by each rating agency rating such classes of securities based on an assumed level of defaults, delinquencies, other losses or other factors. We can't assure you, however, that the loss experience on the related assets will not exceed these assumed levels.

o Regardless of the form of credit enhancement, the amount of coverage will be limited in amount and in most cases will be subject to periodic reduction in accordance with a schedule or formula. The master servicer will generally be permitted to reduce, terminate or substitute all or a portion of the credit enhancement for any series of securities, if the applicable rating agency indicates that the then-current rating of those securities will not be adversely affected.

o The rating agency rating a series of securities may lower their rating following the initial issuance of the securities if the obligations of any applicable credit support provider have been downgraded, or as a result of losses on the related assets substantially in excess of the levels contemplated by that rating agency when they performed their initial rating analysis. None of the depositor, the master servicer or any of their affiliates will have any obligation to replace or supplement any credit support or to take any other action to maintain any rating of any series of securities.

We refer you to "--There are risks in relying on the limited nature of ratings.", "Description of the Securities" and "Description of Credit Support" for further information.

There is a risk to holders of subordinate securities that losses will have a greater impact on them.

o The rights of subordinate securityholders to receive distributions to which they would otherwise be entitled with respect to the assets will be subordinate to the rights of the master servicer (to the extent that the master servicer is paid its servicing fee, including any unpaid servicing fees with respect to one or more prior due periods, and is reimbursed for certain unreimbursed advances and unreimbursed liquidation expenses) and the senior securityholders to the extent described in the related prospectus supplement. As a result of the foregoing, investors must be prepared to bear the risk that they may be subject to delays in payment and may not recover their initial investments in the subordinate securities.

We refer you to "Description of the Securities -- General" and "-- Allocation of Losses and Shortfalls" in this prospectus for further information.

o The yields on the subordinate securities may be extremely sensitive to the loss experience of the assets and the timing of any such losses. If the actual rate and amount of losses experienced by the assets exceed the rate and amount of such losses assumed by an investor, the yields to maturity on the subordinate securities may be lower than you anticipated.

There is a risk that obligors on balloon loans will not be able to make balloon payments.

         Some of the mortgage loans as of the cut-off date may not be fully amortizing over their terms to maturity (we call these "balloon loans") and, thus, will require substantial principal payments (i.e., balloon payments) at their stated maturity. Mortgage loans with balloon payments involve a greater degree of risk because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to timely refinance the loan or to timely sell the related mortgaged property. The ability of a mortgagor to accomplish either of these goals will be affected by a number of factors, including the level of available mortgage interest rates at the time of sale or refinancing, the mortgagor's equity in the related mortgaged property, the financial condition of the mortgagor, the value of the mortgaged property, tax laws, prevailing general economic conditions and the availability of credit for single family or multifamily real properties generally.

There is a possibility, if the related prospectus supplement provides for it, that upon an optional termination of a trust fund, the proceeds may be less than the outstanding principal amount of the securities plus accrued interest.

o If specified in the related prospectus supplement, a series of securities may be subject to optional early termination through the repurchase of the assets in the related trust fund by the party specified therein, under the circumstances and in the manner set forth therein. If provided in the related prospectus supplement, upon the reduction of the security balance of a specified class or classes of securities to a specified percentage or amount, the party specified therein will solicit bids for the purchase of all assets of the trust fund, or of a sufficient portion of such assets to retire such class or classes or purchase such class or classes at a price set forth in the related prospectus supplement, in each case, under the circumstances and in the manner set forth therein.

o In either such case, if the related prospectus supplement provides for it, the proceeds available for distribution to securityholders may be less than the outstanding principal balance of their securities plus accrued interest. If this happens, these securityholders could incur a loss on their investment.

There are risks relating to certain federal income tax considerations regarding REMIC residual certificates.

o Holders of REMIC residual certificates must report on their federal income tax returns as ordinary income their pro rata share of the taxable income of the REMIC, regardless of the amount or timing of their receipt of cash payments, as described in "Material Federal Income Tax Consequences -- REMICs." Under certain circumstances, holders of offered securities that are REMIC residual certificates may have taxable income and tax liabilities arising from such investment during a taxable year in excess of the cash received during such period. Individual holders of REMIC residual certificates may be limited in their ability to deduct servicing fees and other expenses of the REMIC.

o In addition, REMIC residual certificates are subject to certain restrictions on transfer. Because of the special tax treatment of REMIC residual certificates, the taxable income arising in a given year on a REMIC residual certificate will not be equal to the taxable income associated with investment in a corporate bond or stripped instrument having similar cash flow characteristics and pre-tax yield. Therefore, the after-tax yield on the REMIC residual certificate may be significantly less than that of a corporate bond or stripped instrument having similar cash flow characteristics. Additionally, prospective purchasers of a REMIC residual certificate should be aware that recently issued temporary regulations provide restrictions on the ability to mark-to-market certain "negative value" REMIC residual interests.

We refer you to "Material Federal Income Tax Consequences -- REMICs" in this prospectus for further information.

There are risks in relying on the limited nature of ratings.

         Any rating assigned by a rating agency to a class of securities will reflect that rating agency's assessment solely of the likelihood that holders of securities of that class will receive payments to which those securityholders are entitled under the related agreement. This rating will not be an assessment of the likelihood that principal prepayments (including those caused by defaults) on the related mortgage assets will be made, the degree to which the rate of such prepayments might differ from that you originally anticipated or the likelihood of early optional termination of the series of securities. This rating will not address the possibility that prepayment at higher or lower rates than you anticipated may cause you to experience a yield lower than you anticipated or that an investor purchasing a security at a significant premium might fail to recoup its initial investment under certain prepayment scenarios. Each prospectus supplement will identify any payment to which holders of offered securities of the related series are entitled that is not covered by the applicable rating.

We refer you to "Rating" in this prospectus for further information.

                        DESCRIPTION OF THE TRUST FUNDS

Assets

         The primary assets of each Trust Fund (the "Assets") will include:

         (i) one- to five-family mortgage loans (or certain balances thereof) (collectively, the "Mortgage Loans"), including without limitation, Home Equity Loans and Home Improvement Contracts,

         (ii) pass-through certificates or other mortgage-backed securities (such as debt obligations or participation interests or certificates) evidencing interests in or secured by one or more Mortgage Loans or other similar participations, certificates or securities ("MBS") or

         (iii) direct obligations of the United States, agencies thereof or agencies created thereby which are:

                  (a)      interest-bearing securities,

                  (b)      non-interest-bearing securities,

                  (c) originally interest-bearing securities from which coupons representing the right to payment of interest have been removed, or

                  (d) interest-bearing securities from which the right to payment of principal has been removed (the "Government Securities").

         As used herein, "Mortgage Loans" refers to both whole Mortgage Loans (or certain balances thereof) and Mortgage Loans underlying MBS. Mortgage Loans that secure, or interests in which are evidenced by, MBS are herein sometimes referred to as "Underlying Mortgage Loans." Mortgage Loans (or certain balances thereof) that are not Underlying Mortgage Loans are sometimes referred to as "Whole Loans." Any pass-through certificates or other asset-backed certificates in which an MBS evidences an interest or which secure an MBS are sometimes referred to herein also as MBS or as "Underlying MBS." Mortgage Loans and MBS are sometimes referred to herein as "Mortgage Assets." The Mortgage Assets will not be guaranteed or insured by Merrill Lynch Mortgage Investors, Inc. (the "Depositor") or any of its affiliates or, unless otherwise provided in the Prospectus Supplement, by any governmental agency or instrumentality or by any other person. Each Asset will be selected by the Depositor for inclusion in a Trust Fund from among those purchased, either directly or indirectly, from a prior holder thereof (an "Asset Seller"), which may be an affiliate of the Depositor and, with respect to Assets, which prior holder may or may not be the originator of such Mortgage Loan or the issuer of such MBS.

         Unless otherwise specified in the related Prospectus Supplement, the Securities will be entitled to payment only from the assets of the related Trust Fund and will not be entitled to payments in respect of the assets of any other trust fund established by the Depositor. If specified in the related Prospectus Supplement, the assets of a Trust Fund will consist of certificates representing beneficial ownership interests in, or indebtedness of, another trust fund that contains the Assets.

Mortgage Loans

     General

         Unless otherwise specified in the related Prospectus Supplement, each Mortgage Loan will be secured by:

         (i) a lien on a Mortgaged Property consisting of a one- to five-family residential property (a "Single Family Property" and the related Mortgage Loan a "Single Family Mortgage Loan") or

         (ii) a security interests in shares issued by private cooperative housing corporations ("Cooperatives"). If so specified in the related Prospectus Supplement, a Mortgaged Property may include some commercial use.

         Mortgaged Properties will be located, unless otherwise specified in the related Prospectus Supplement, in any one of the fifty states, the District of Columbia, the Commonwealth of Puerto Rico or any U.S. possession. To the extent specified in the related Prospectus Supplement, the Mortgage Loans will be secured by first and/or junior mortgages or deeds of trust or other similar security instruments creating a first or junior lien on Mortgaged Property. The Mortgaged Properties may include apartments owned by Cooperatives and leasehold interests in properties, the title to which is held by third party lessors. Unless otherwise specified in the Prospectus Supplement, the term of any such leasehold shall exceed the term of the related mortgage note by at least five years. Each Mortgage Loan will have been originated by a person (the "Originator") other than the Depositor. The related Prospectus Supplement will indicate if any Originator is an affiliate of the Depositor. The Mortgage Loans will be evidenced by promissory notes (the "Mortgage Notes") secured by mortgages, deeds of trust or other security instruments (the "Mortgages") creating a lien on the Mortgaged Properties. No more than 20% of the Mortgage Loans (by principal balance) in a Trust Fund will be, as of the related Cut-off Date, 30 days or more past their most recent contractually scheduled payment date.

     Loan-to-Value Ratio

         The "Loan-to-Value Ratio" of a Mortgage Loan at any given time is the ratio (expressed as a percentage) of the then outstanding principal balance of the Mortgage Loan plus the principal balance of any senior mortgage loan to the Value of the related Mortgaged Property. The "Value" of a Mortgaged Property, other than with respect to Refinance Loans, is generally the lesser of:

          (a) the appraised value determined in an appraisal obtained by the originator at origination of such loan and

          (b)  the sales price for such property.

"Refinance Loans" are loans made to refinance existing loans. Unless otherwise set forth in the related Prospectus Supplement, the Value of the Mortgaged Property securing a Refinance Loan is the appraised value thereof determined in an appraisal obtained at the time of origination of the Refinance Loan. The Value of a Mortgaged Property as of the date of initial issuance of the related series of Certificates may be less than the value at origination and will fluctuate from time to time based upon changes in economic conditions and the real estate market.

     Mortgage Loan Information in Prospectus Supplements

         Each Prospectus Supplement will contain information, as of the dates specified in such Prospectus Supplement and to the extent then applicable and specifically known to the Depositor, with respect to the Mortgage Loans, including:

          (i) the aggregate outstanding principal balance and the largest, smallest and average outstanding principal balance of the Mortgage Loans as of the applicable Cut-off Date,

          (ii) the type of property securing the Mortgage Loans,

         (iii) the weighted average (by principal balance) of the original and remaining terms to maturity of the Mortgage Loans,

          (iv) the earliest and latest origination date and maturity date of the Mortgage Loans,

          (v) the range of the Loan-to-Value Ratios at origination of the Mortgage Loans,

          (vi) the Mortgage Rates or range of Mortgage Rates and the weighted average Mortgage Rate borne by the Mortgage Loans,

         (vii) the state or states in which most of the Mortgaged Properties are located,

        (viii) information with respect to the prepayment provisions, if any, of the Mortgage Loans,

          (ix) with respect to Mortgage Loans with adjustable Mortgage Rates ("ARM Loans"), the index, the frequency of the adjustment dates, the range of margins added to the index, and the maximum Mortgage Rate or monthly payment variation at the time of any adjustment thereof and over the life of the ARM Loan and

          (x) information regarding the payment characteristics of the Mortgage Loans, including without limitation balloon payment and other amortization provisions.

If specific information respecting the Mortgage Loans is not known to the Depositor at the time Securities are initially offered, more general information of the nature described above will be provided in the Prospectus Supplement, and specific information will be set forth in a report which will be available to purchasers of the related Securities at or before the initial issuance thereof and will be filed as part of a Current Report on Form 8-K with the Securities and Exchange Commission within fifteen days after such initial issuance.

         The related Prospectus Supplement may specify whether the Mortgage Loans include closed-end and/or revolving home equity loans or certain balances thereof ("Home Equity Loans"), which may be secured by Mortgages that are junior to other liens on the related Mortgaged Property and/or home improvement installment sales contracts or installment loan agreements (the "Home Improvement Contracts") originated by a home improvement contractor and secured by a Mortgage on the related Mortgaged Property that is junior to other liens on the Mortgaged Property. Except as otherwise described in the related Prospectus Supplement, the home improvements purchased with the Home Improvement Contracts will generally be replacement windows, house siding, roofs, swimming pools, satellite dishes, kitchen and bathroom remodeling goods and solar heating panels. The related Prospectus Supplement will specify whether the Home Improvement Contracts are partially insured under Title I of the National Housing Act and, if so, the limitations on such insurance.

         If specified in the related Prospectus Supplement, new draws by borrowers under the revolving Home Equity Loans will, during a specified period of time, automatically become part of the Trust Fund for a series. As a result, the aggregate balance of the revolving Home Equity Loans will fluctuate from day to day as new draws by borrowers are added to the Trust Fund and principal collections are applied to purchase such balances. Such amounts will usually differ each day, as more specifically described in the related Prospectus Supplement.

         If specified in the related Prospectus Supplement, principal collections received on the Mortgage Loans may be applied to purchase additional Mortgage Loans which will become part of the Trust Fund for a series. Such additions may be made to the extent that such additions could be made in connection with a Trust Fund with respect to which a REMIC election has been made. The related Prospectus Supplement will set forth the characteristics that such additional Mortgage Loans will be required to meet. Such characteristics will be specified in terms of the categories described in the second preceding paragraph.

     Payment Provisions of the Mortgage Loans

         Unless otherwise specified in the related Prospectus Supplement, all of the Mortgage Loans will:

          (i) have individual principal balances at origination of not less than $25,000,

          (ii) have original terms to maturity of not more than 40 years and

         (iii) provide for payments of principal, interest or both, on due dates that occur monthly, quarterly or semi-annually or at such other interval as is specified in the related Prospectus Supplement.

Each Mortgage Loan may provide for no accrual of interest or for accrual of interest thereon at an interest rate (a "Mortgage Rate") that is fixed over its term or that adjusts from time to time, or that may be converted from an adjustable to a fixed Mortgage Rate or a different adjustable Mortgage Rate, or from a fixed to an adjustable Mortgage Rate, from time to time pursuant to an election or as otherwise specified on the related Mortgage Note, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may provide for scheduled payments to maturity or payments that adjust from time to time to accommodate changes in the Mortgage Rate or to reflect the occurrence of certain events or that adjust on the basis of other methodologies, and may provide for negative amortization or accelerated amortization, in each case as described in the related Prospectus Supplement. Each Mortgage Loan may be fully amortizing or require a balloon payment due on its stated maturity date, in each case as described in the related Prospectus Supplement.

MBS

         Any MBS will have been issued pursuant to a pooling and servicing agreement, a participation agreement, a trust agreement, an indenture or similar agreement (an "MBS Agreement"). A seller (the "MBS Issuer") and/or servicer (the "MBS Servicer") of the underlying Mortgage Loans (or Underlying
MBS) will have entered into the MBS Agreement with a trustee or a custodian under the MBS Agreement (the "MBS Trustee"), if any, or with the original purchaser of the interest in the underlying Mortgage Loans or MBS evidenced by the MBS.

         Distributions of any principal or interest, as applicable, will be made on MBS on the dates specified in the related Prospectus Supplement. The MBS may be issued in one or more classes with characteristics similar to the classes of Securities described in this Prospectus. Any principal or interest distributions will be made on the MBS by the MBS Trustee or the MBS Servicer. The MBS Issuer or the MBS Servicer or another person specified in the related Prospectus Supplement may have the right or obligation to repurchase or substitute assets underlying the MBS after a certain date or under other circumstances specified in the related Prospectus Supplement.

         Enhancement in the form of reserve funds, subordination or other forms of credit support similar to that described for the Securities under "Description of Credit Support" may be provided with respect to the MBS. The type, characteristics and amount of such credit support, if any, will be a function of certain characteristics of the Underlying Mortgage Loans or Underlying MBS evidenced by or securing such MBS and other factors and generally will have been established for the MBS on the basis of requirements of either any Rating Agency that may have assigned a rating to the MBS or the initial purchasers of the MBS.

         The Prospectus Supplement for a series of Securities evidencing interests in Mortgage Assets that include MBS will specify, to the extent available to the Depositor:

          (i) the aggregate approximate initial and outstanding principal amount or notional amount, as applicable, and type of the MBS to be included in the Trust Fund,

          (ii) the original and remaining term to stated maturity of the MBS, if applicable,

         (iii) whether such MBS is entitled only to interest payments, only to principal payments or to both,

          (iv) the pass-through or bond rate of the MBS or formula for determining such rates, if any,

          (v) the applicable payment provisions for the MBS, including, but not limited to, any priorities, payment schedules and subordination features,

          (vi) the MBS Issuer, MBS Servicer and MBS Trustee, as applicable,

         (vii) certain characteristics of the credit support, if any, such as subordination, reserve funds, insurance policies, letters of credit or guarantees relating to the related Underlying Mortgage Loans, the Underlying MBS or directly to such MBS,

        (viii) the terms on which the related Underlying Mortgage Loans or Underlying MBS for such MBS or the MBS may, or are required to, be purchased prior to their maturity,

          (ix) the terms on which Mortgage Loans or Underlying MBS may be substituted for those originally underlying the MBS,

          (x)  the servicing fees payable under the MBS Agreement,

          (xi) the type of information in respect of the Underlying Mortgage Loans described under "--Mortgage Loans--Mortgage Loan Information in Prospectus Supplements" above, and the type of information in respect of the Underlying MBS described in this paragraph,

         (xii) the characteristics of any cash flow agreements that are included as part of the trust fund evidenced or secured by the MBS and

        (xiii) whether the MBS is in certificated form or held through a depository such as The Depository Trust Company or the Participants Trust Company.

         Each MBS will be either:

          (i) a security exempted from the registration requirements of the Securities Act,

          (ii) a security that has been previously registered under the Securities Act or

         (iii) a security that is eligible for sale under Rule 144(k) under the Securities Act.

In the case of clauses (ii) and (iii), such security will be acquired in a secondary market transaction not from the issuer thereof or an affiliate of such issuer.

Government Securities

         The Prospectus Supplement for a series of Securities evidencing interests in Assets of a Trust Fund that include Government Securities will specify, to the extent available,

          (i) the aggregate approximate initial and outstanding principal amounts or notional amounts, as applicable, and types of the Government Securities to be included in the Trust Fund,

          (ii) the original and remaining terms to stated maturity of the Government Securities,

         (iii) whether such Government Securities are entitled only to interest payments, only to principal payments or to both,

          (iv) the interest rates of the Government Securities or the formula to determine such rates, if any,

          (v) the applicable payment provisions for the Government Securities and

          (vi) to what extent, if any, the obligation evidenced thereby is backed by the full faith and credit of the United States.

Pre-Funding Account

         To the extent provided in a Prospectus Supplement, the Depositor will be obligated (subject only to the availability thereof) to sell at a predetermined price, and the Trust Fund for the related series of Securities will be obligated to purchase (subject to the satisfaction of certain conditions described in the applicable Agreement), additional Assets (the "Subsequent Assets") from time to time (as frequently as daily) within the number of months specified in the related Prospectus Supplement after the issuance of such series of Securities having an aggregate principal balance approximately equal to the amount on deposit in the Pre-Funding Account (the "Pre-Funded Amount") for such series on date of such issuance.

Accounts

         Each Trust Fund will include one or more accounts established and maintained on behalf of the Securityholders into which the person or persons designated in the related Prospectus Supplement will, to the extent described herein and in such Prospectus Supplement deposit all payments and collections received or advanced with respect to the Assets and other assets in the Trust Fund. Such an account may be maintained as an interest bearing or a non-interest bearing account, and funds held therein may be held as cash or invested in certain short-term, investment grade obligations, in each case as described in the related Prospectus Supplement.
See "Description of the Agreement--Collection Account and Related Accounts."

Credit Support

         If so provided in the related Prospectus Supplement, partial or full protection against certain defaults and losses on the Assets in the related Trust Fund may be provided to one or more classes of Securities in the related series in the form of subordination of one or more other classes of Securities in such series and/or by one or more other types of credit support, such as a letter of credit, insurance policy, guarantee, reserve fund or other type of credit support consistent with the foregoing, or a combination thereof (any such coverage with respect to the Securities of any series, "Credit Support"). The amount and types of coverage, the identification of the entity providing the coverage (if applicable) and related information with respect to each type of Credit Support, if any, will be described in the Prospectus Supplement for a series of Securities. See "Risk Factors--Credit Support Limitations" and "Description of Credit Support."

Cash Flow Agreements

         If so provided in the related Prospectus Supplement, the Trust Fund may include guaranteed investment contracts pursuant to which moneys held in the funds and accounts established for the related series will be invested at a specified rate. The Trust Fund may also include one or more of the following agreements: interest rate exchange agreements, interest rate cap or floor agreements, currency exchange agreements, other swaps and derivative instruments or other agreements consistent with the foregoing. The principal terms of any such agreement (any such agreement, a "Cash Flow Agreement"), including, without limitation, provisions relating to the timing, manner and amount of payments thereunder and provisions relating to the termination thereof, will be described in the Prospectus Supplement for the related series. In addition, the related Prospectus Supplement will provide certain information with respect to the obligor under any such Cash Flow Agreement.

                                USE OF PROCEEDS

         The net proceeds to be received from the sale of the Securities will be applied by the Depositor to the purchase of Assets, or the payment of the financing incurred in such purchase, and to pay for certain expenses incurred in connection with such purchase of Assets and sale of Securities. The Depositor expects to sell the Securities from time to time, but the timing and amount of offerings of Securities will depend on a number of factors, including the volume of Assets acquired by the Depositor, prevailing interest rates, availability of funds and general market conditions.

                             YIELD CONSIDERATIONS

General

         The yield on any Offered Security will depend on the price paid by the Securityholder, the Pass-Through Rate or interest rate of the Security, the receipt and timing of receipt of distributions on the Security and the weighted average life of the Assets in the related Trust Fund (which may be affected by prepayments, defaults, liquidations or repurchases). See "Risk Factors."

Pass-Through Rate and Interest Rate

         Securities of any class within a series may have fixed, variable or adjustable Pass-Through Rates or interest rates, which may or may not be based upon the interest rates borne by the Assets in the related Trust Fund. The Prospectus Supplement with respect to any series of Securities will specify the Pass-Through Rate or interest rate for each class of such Securities or, in the case of a variable or adjustable Pass-Through Rate or interest rate, the method of determining the Pass-Through Rate or interest rate; the effect, if any, of the prepayment of any Asset on the Pass-Through Rate or interest rate of one or more classes of Securities; and whether the distributions of interest on the Securities of any class will be dependent, in whole or in part, on the performance of any obligor under a Cash Flow Agreement.

         If so specified in the related Prospectus Supplement, the effective yield to maturity to each holder of Securities entitled to payments of interest will be below that otherwise produced by the applicable Pass-Through Rate or interest rate and purchase price of such Security because, while interest may accrue on each Asset during a certain period, the distribution of such interest will be made on a day which may be several days, weeks or months following the period of accrual.

Timing of Payment of Interest

         Each payment of interest on the Securities (or addition to the Security Balance of a class of Accrual Securities) on a Distribution Date will include interest accrued during the Interest Accrual Period for such Distribution Date. As indicated above under "--Pass-Through Rate and Interest Rate," if the Interest Accrual Period ends on a date other than the day before a Distribution Date for the related series, the yield realized by the holders of such Securities may be lower than the yield that would result if the Interest Accrual Period ended on such day before the Distribution Date.

Payments of Principal; Prepayments

         The yield to maturity on the Securities will be affected by the rate of principal payments on the Assets (including principal prepayments on Mortgage Loans resulting from both voluntary prepayments by the borrowers and involuntary liquidations). The rate at which principal prepayments occur on the Mortgage Loans will be affected by a variety of factors, including, without limitation, the terms of the Mortgage Loans, the level of prevailing interest rates, the availability of mortgage credit and economic, demographic, geographic, tax, legal and other factors. In general, however, if prevailing interest rates fall significantly below the Mortgage Rates on the Mortgage Loans comprising or underlying the Assets in a particular Trust Fund, such Mortgage Loans are likely to be the subject of higher principal prepayments than if prevailing rates remain at or above the rates borne by such Mortgage Loans. In this regard, it should be noted that certain Assets may consist of Mortgage Loans with different Mortgage Rates and the stated pass-through or pay-through interest rate of certain MBS may be a number of percentage points higher or lower than certain of the Underlying Mortgage Loans. The rate of principal payments on some or all of the classes of Securities of a series will correspond to the rate of principal payments on the Assets in the related Trust Fund. Mortgage Loans with a prepayment premium provision, to the extent enforceable, generally would be expected to experience a lower rate of principal prepayments than otherwise identical Mortgage Loans without such provisions or with lower Prepayment Premiums.

         If the purchaser of a Security offered at a discount calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is faster than that actually experienced on the Assets, the actual yield to maturity will be lower than that so calculated. Conversely, if the purchaser of a Security offered at a premium calculates its anticipated yield to maturity based on an assumed rate of distributions of principal that is slower than that actually experienced on the Assets, the actual yield to maturity will be lower than that so calculated. In either case, if so provided in the Prospectus Supplement for a series of Securities, the effect on yield on one or more classes of the Securities of such series of prepayments of the Assets in the related Trust Fund may be mitigated or exacerbated by any provisions for sequential or selective distribution of principal to such classes.

         Unless otherwise specified in the related Prospectus Supplement, when a full prepayment is made on a Mortgage Loan, the obligor is charged interest on the principal amount of the Mortgage Loan so prepaid for the number of days in the month actually elapsed up to the date of the prepayment. Unless otherwise specified in the related Prospectus Supplement, the effect of prepayments in full will be to reduce the amount of interest paid in the following month to holders of Securities entitled to payments of interest because interest on the principal amount of any Mortgage Loan so prepaid will be paid only to the date of prepayment rather than for a full month. Unless otherwise specified in the related Prospectus Supplement, a partial prepayment of principal is applied so as to reduce the outstanding principal balance of the related Mortgage Loan as of the Due Date in the month in which such partial prepayment is received.

         The timing of changes in the rate of principal payments on the Assets may significantly affect an investor's actual yield to maturity, even if the average rate of distributions of principal is consistent with an investor's expectation. In general, the earlier a principal payment is received on the Mortgage Assets and distributed on a Security, the greater the effect on such investor's yield to maturity. The effect on an investor's yield of principal payments occurring at a rate higher (or lower) than the rate anticipated by the investor during a given period may not be offset by a subsequent like decrease (or increase) in the rate of principal payments.

         The Securityholder will bear the risk of being able to reinvest principal received in respect of a Security at a yield at least equal to the yield on such Security.

Prepayments--Maturity and Weighted Average Life

         The rates at which principal payments are received on the Assets included in or comprising a Trust Fund and the rate at which payments are made from any Credit Support or Cash Flow Agreement for the related series of Securities may affect the ultimate maturity and the weighted average life of each class of such series. Prepayments on the Mortgage Loans comprising or underlying the Assets in a particular Trust Fund will generally accelerate the rate at which principal is paid on some or all of the classes of the Securities of the related series.

         If so provided in the Prospectus Supplement for a series of Securities, one or more classes of Securities may have a final scheduled Distribution Date, which is the date on or prior to which the Security Balance thereof is scheduled to be reduced to zero, calculated on the basis of the assumptions applicable to such series set forth therein.

         Weighted average life refers to the average amount of time that will elapse from the date of issue of a security until each dollar of principal of such security will be repaid to the investor. The weighted average life of a class of Securities of a series will be influenced by the rate at which principal on the Mortgage Loans comprising or underlying the Assets is paid to such class, which may be in the form of scheduled amortization or prepayments (for this purpose, the term "prepayment" includes prepayments, in whole or in part, and liquidations due to default).

         In addition, the weighted average life of the Securities may be affected by the varying maturities of the Mortgage Loans comprising or underlying the Assets in a Trust Fund. If any Mortgage Loans comprising or underlying the Assets in a particular Trust Fund have actual terms to maturity less than those assumed in calculating final scheduled Distribution Dates for the classes of Securities of the related series, one or more classes of such Securities may be fully paid prior to their respective final scheduled Distribution Dates, even in the absence of prepayments. Accordingly, the prepayment experience of the Assets will, to some extent, be a function of the mix of Mortgage Rates and maturities of the Mortgage Loans comprising or underlying such Assets. See "Description of the Trust Funds."

         Prepayments on loans are also commonly measured relative to a prepayment standard or model, such as the Constant Prepayment Rate ("CPR") prepayment model or the Standard Prepayment Assumption ("SPA") prepayment model, each as described below. CPR represents a constant assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans for the life of such loans. SPA represents an assumed rate of prepayment each month relative to the then outstanding principal balance of a pool of loans. A prepayment assumption of 100% of SPA assumes prepayment rates of 0.2% per annum of the then outstanding principal balance of such loans in the first month of the life of the loans and an additional 0.2% per annum in each month thereafter until the thirtieth month. Beginning in the thirtieth month and in each month thereafter during the life of the loans, 100% of SPA assumes a constant prepayment rate of 6% per annum each month.

         Neither CPR nor SPA nor any other prepayment model or assumption purports to be a historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of loans, including the Mortgage Loans underlying or comprising the Assets.

         The Prospectus Supplement with respect to each series of Securities may contain tables, if applicable, setting forth the projected weighted average life of each class of Offered Securities of such series and the percentage of the initial Security Balance of each such class that would be outstanding on specified Distribution Dates based on the assumptions stated in such Prospectus Supplement, including assumptions that prepayments on the Mortgage Loans comprising or underlying the related Assets are made at rates corresponding to various percentages of CPR, SPA or such other standard specified in such Prospectus Supplement. Such tables and assumptions are intended to illustrate the sensitivity of the weighted average life of the Securities to various prepayment rates and will not be intended to predict or to provide information that will enable investors to predict the actual weighted average life of the Securities. It is unlikely that prepayment of any Mortgage Loans comprising or underlying the Assets for any series will conform to any particular level of CPR, SPA or any other rate specified in the related Prospectus Supplement.

Other Factors Affecting Weighted Average Life

     Type of Mortgage Asset

         If so specified in the related Prospectus Supplement, a number of Mortgage Loans may have balloon payments due at maturity, and because the ability of a mortgagor to make a balloon payment typically will depend upon its ability either to refinance the loan or to sell the related Mortgaged Property, there is a risk that a number of Mortgage Loans having balloon payments may default at maturity. In the case of defaults, recovery of proceeds may be delayed by, among other things, bankruptcy of the mortgagor or adverse conditions in the market where the property is located. In order to minimize losses on defaulted Mortgage Loans, the servicer may, to the extent and under the circumstances set forth in the related Prospectus Supplement, be permitted to modify Mortgage Loans that are in default or as to which a payment default is imminent. Any defaulted balloon payment or modification that extends the maturity of a Mortgage Loan will tend to extend the weighted average life of the Securities, thereby lengthening the period of time elapsed from the date of issuance of a Security until it is retired.

         With respect to certain Mortgage Loans, including ARM Loans, the Mortgage Rate at origination may be below the rate that would result if the index and margin relating thereto were applied at origination. Under the applicable underwriting standards, the mortgagor under each Mortgage Loan generally will be qualified on the basis of the Mortgage Rate in effect at origination. The repayment of any such Mortgage Loan may thus be dependent on the ability of the mortgagor or obligor to make larger level monthly payments following the adjustment of the Mortgage Rate. In addition, certain Mortgage Loans may be subject to temporary buydown plans ("Buydown Mortgage Loans") pursuant to which the monthly payments made by the mortgagor during the early years of the Mortgage Loan will be less than the scheduled monthly payments thereon (the "Buydown Period"). The periodic increase in the amount paid by the mortgagor of a Buydown Mortgage Loan during or at the end of the applicable Buydown Period may create a greater financial burden for the mortgagor, who might not have otherwise qualified for a mortgage, and may accordingly increase the risk of default with respect to the related Mortgage Loan.

         The Mortgage Rates on certain ARM Loans subject to negative amortization generally adjust monthly and their amortization schedules adjust less frequently. During a period of rising interest rates as well as immediately after origination (initial Mortgage Rates are generally lower than the sum of the applicable index at origination and the related margin over such index at which interest accrues), the amount of interest accruing on the principal balance of such Mortgage Loans may exceed the amount of the minimum scheduled monthly payment thereon. As a result, a portion of the accrued interest on negatively amortizing Mortgage Loans may be added to the principal balance thereof and will bear interest at the applicable Mortgage Rate. The addition of any such deferred interest to the principal balance of any related class or classes of Securities will lengthen the weighted average life thereof and may adversely affect yield to holders thereof, depending upon the price at which such Securities were purchased. In addition, with respect to certain ARM Loans subject to negative amortization, during a period of declining interest rates, it might be expected that each minimum scheduled monthly payment on such a Mortgage Loan would exceed the amount of scheduled principal and accrued interest on the principal balance thereof, and since such excess will be applied to reduce the principal balance of the related class or classes of Securities, the weighted average life of such Securities will be reduced and may adversely affect yield to holders thereof, depending upon the price at which such Securities were purchased.

     Defaults

         The rate of defaults on the Mortgage Loans will also affect the rate, timing and amount of principal payments on the Assets and thus the yield on the Securities. In general, defaults on mortgage loans are expected to occur with greater frequency in their early years. The rate of default on Mortgage Loans which are refinance or limited documentation mortgage loans, and on Mortgage Loans with high Loan-to-Value Ratios, may be higher than for other types of Mortgage Loans. Furthermore, the rate and timing of prepayments, defaults and liquidations on the Mortgage Loans will be affected by the general economic condition of the region of the country in which the related Mortgage Properties are located. The risk of delinquencies and loss is greater and prepayments are less likely in regions where a weak or deteriorating economy exists, as may be evidenced by, among other factors, increasing unemployment or falling property values.

     Foreclosures

         The number of foreclosures or repossessions and the principal amount of the Mortgage Loans comprising or underlying the Assets that are foreclosed or repossessed in relation to the number and principal amount of Mortgage Loans that are repaid in accordance with their terms will affect the weighted average life of the Mortgage Loans comprising or underlying the Assets and that of the related series of Securities.

     Refinancing

         At the request of a mortgagor, the Master Servicer or a Sub-Servicer may allow the refinancing of a Mortgage Loan in any Trust Fund by accepting prepayments thereon and permitting a new loan secured by a mortgage on the same property. In the event of such a refinancing, the new loan would not be included in the related Trust Fund and, therefore, such refinancing would have the same effect as a prepayment in full of the related Mortgage Loan. A Sub-Servicer or the Master Servicer may, from time to time, implement programs designed to encourage refinancing. Such programs may include, without limitation, modifications of existing loans, general or targeted solicitations, the offering of pre-approved applications, reduced origination fees or closing costs, or other financial incentives. In addition, Sub-Servicers may encourage the refinancing of Mortgage Loans, including defaulted Mortgage Loans, that would permit creditworthy borrowers to assume the outstanding indebtedness of such Mortgage Loans.

     Due-on-Sale Clauses

         Acceleration of mortgage payments as a result of certain transfers of underlying Mortgaged Property is another factor affecting prepayment rates that may not be reflected in the prepayment standards or models used in the relevant Prospectus Supplement. A number of the Mortgage Loans comprising or underlying the Assets may include "due-on-sale" clauses that allow the holder of the Mortgage Loans to demand payment in full of the remaining principal balance of the Mortgage Loans upon sale, transfer or conveyance of the related Mortgaged Property. With respect to any Whole Loans, unless otherwise provided in the related Prospectus Supplement, the Master Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law; provided, however, that the Master Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. See "Certain Legal Aspects of Mortgage Loans--Due-on-Sale Clauses" and "Description of the Agreements--Due-on-Sale Provisions."

                                 THE DEPOSITOR

         Merrill Lynch Mortgage Investors, Inc., the Depositor, is a direct wholly-owned subsidiary of Merrill Lynch Mortgage Capital Inc. and was incorporated in the State of Delaware on June 13, 1986. The principal executive offices of the Depositor are located at 250 Vesey Street, World Financial Center, North Tower, 10th Floor, New York, New York 10218-1310. Its telephone number is (212) 449-0357.

         The Depositor's principal business is to acquire, hold and/or sell or otherwise dispose of cash flow assets, usually in connection with the securitization of that asset. The Depositor does not have, nor is it expected in the future to have, any significant assets.

                         DESCRIPTION OF THE SECURITIES

General

         The Certificates of each series (including any class of Certificates not offered hereby) will represent the entire beneficial ownership interest in the Trust Fund created pursuant to the related Agreement. If a series of Securities includes Notes, such Notes will represent indebtedness of the related Trust Fund and will be issued and secured pursuant to an indenture (an "Indenture"). Each series of Securities will consist of one or more classes of Securities that may:

          (i) provide for the accrual of interest thereon based on fixed, variable or adjustable rates;

          (ii) be senior (collectively, "Senior Securities") or subordinate (collectively, "Subordinate Securities") to one or more other classes of Securities in respect of certain distributions on the Securities;

         (iii) be entitled to principal distributions, with disproportionately low, nominal or no interest distributions (collectively, "Stripped Principal Securities");

          (iv) be entitled to interest distributions, with disproportionately low, nominal or no principal distributions (collectively, "Stripped Interest Securities");

          (v) provide for distributions of accrued interest thereon commencing only following the occurrence of certain events, such as the retirement of one or more other classes of Securities of such series (collectively, "Accrual Securities");

          (vi) provide for payments of principal as described in the related Prospectus Supplement, from all or only a portion of the Assets in such Trust Fund, to the extent of available funds, in each case as described in the related Prospectus Supplement; and/or

          (vii) provide for distributions based on a combination of two or more components thereof with one or more of the characteristics described in this paragraph including a Stripped Principal Security component and a Stripped Interest Security component.

         If so specified in the related Prospectus Supplement, a Trust Fund may include additional Mortgage Loans (or certain balances thereof) that will be transferred to the Trust from time to time and/or, in the case of revolving Home Equity loans or certain balances thereof, any additional balances advanced to the borrowers under the revolving Home Equity loans during certain periods. If so specified in the related Prospectus Supplement, distributions on one or more classes of a series of Securities may be limited to collections from a designated portion of the Whole Loans in the related Mortgage Pool (each such portion of Whole Loans, a "Mortgage Loan Group"). Any such classes may include classes of Offered Securities.

         Each class of Offered Securities of a series will be issued in minimum denominations corresponding to the Security Balances or, in case of Stripped Interest Securities, notional amounts or percentage interests specified in the related Prospectus Supplement. The transfer of any Offered Securities may be registered and such Securities may be exchanged without the payment of any service charge payable in connection with such registration of transfer or exchange, but the Depositor or the Trustee or any agent thereof may require payment of a sum sufficient to cover any tax or other governmental charge. One or more classes of Securities of a series may be issued in definitive form ("Definitive Securities") or in book-entry form ("Book-Entry Securities"), as provided in the related Prospectus Supplement. See "Risk Factors--Book-Entry Registration" and "Description of the Securities--Book-Entry Registration and Definitive Securities." Definitive Securities will be exchangeable for other Securities of the same class and series of a like aggregate Security Balance, notional amount or percentage interest but of different authorized denominations. See "Risk Factors--Limited Liquidity" and "--Limited Assets."

Distributions

         Distributions on the Securities of each series will be made by or on behalf of the Trustee on each Distribution Date as specified in the related Prospectus Supplement from the Available Distribution Amount for such series and such Distribution Date. Except as otherwise specified in the related Prospectus Supplement, distributions (other than the final distribution) will be made to the persons in whose names the Securities are registered at the close of business on the last business day of the month preceding the month in which the Distribution Date occurs (the "Record Date"), and the amount of each distribution will be determined as of the close of business on the date specified in the related Prospectus Supplement (the "Determination Date"). All distributions with respect to each class of Securities on each Distribution Date will be allocated pro rata among the outstanding Securities in such class or by random selection, as described in the related Prospectus Supplement or otherwise established by the related Trustee. Payments will be made either by wire transfer in immediately available funds to the account of a Securityholder at a bank or other entity having appropriate facilities therefor, if such Securityholder has so notified the Trustee or other person required to make such payments no later than the date specified in the related Prospectus Supplement (and, if so provided in the related Prospectus Supplement, holds Securities in the requisite amount specified therein), or by check mailed to the address of the person entitled thereto as it appears on the Security Register; provided, however, that the final distribution in retirement of the Securities (whether Definitive Securities or Book-Entry Securities) will be made only upon presentation and surrender of the Securities at the location specified in the notice to Securityholders of such final distribution.

Available Distribution Amount

         All distributions on the Securities of each series on each Distribution Date will be made from the Available Distribution Amount described below, in accordance with the terms described in the related Prospectus Supplement. Unless provided otherwise in the related Prospectus Supplement, the "Available Distribution Amount" for each Distribution Date equals the sum of the following amounts:

                  (i) the total amount of all cash on deposit in the related Collection Account as of the corresponding Determination Date, exclusive of:

                           (a) all scheduled payments of principal and
                  interest collected but due on a date subsequent to the related Due Period (unless the related Prospectus Supplement provides otherwise, a "Due Period" with respect to any Distribution Date will commence on the second day of the month in which the immediately preceding Distribution Date occurs, or the day after the Cut-off Date in the case of the first Due Period, and will end on the first day of the month of the related Distribution Date),

                           (b) unless the related Prospectus Supplement
                  provides otherwise, all prepayments, together with related payments of the interest thereon and related Prepayment Premiums, Liquidation Proceeds, Insurance Proceeds and other unscheduled recoveries received subsequent to the related Due Period, and

                           (c) all amounts in the Collection Account that are
                  due or reimbursable to the Depositor, the Trustee, an Asset Seller, a Sub-Servicer, the Master Servicer or any other entity as specified in the related Prospectus Supplement or that are payable in respect of certain expenses of the related Trust Fund;

                  (ii) if the related Prospectus Supplement so provides, interest or investment income on amounts on deposit in the Collection Account, including any net amounts paid under any Cash Flow Agreements;

                  (iii) all advances made by a Master Servicer or any other entity as specified in the related Prospectus Supplement with respect to such Distribution Date;

                  (iv) if and to the extent the related Prospectus Supplement so provides, amounts paid by a Master Servicer or any other entity as specified in the related Prospectus Supplement with respect to interest shortfalls resulting from prepayments during the related Prepayment Period; and

                  (v) unless the related Prospectus Supplement provides otherwise, to the extent not on deposit in the related Collection Account as of the corresponding Determination Date, any amounts collected under, from or in respect of any Credit Support with respect to such Distribution Date.

         As described below, the entire Available Distribution Amount will be distributed among the related Securities (including any Securities not offered hereby) on each Distribution Date, and accordingly will be released from the Trust Fund and will not be available for any future distributions.

Distributions of Interest on the Securities

         Each class of Securities (other than classes of Stripped Principal Securities that have no Pass-Through Rate or interest rate) may have a different Pass-Through Rate or interest rate, which will be a fixed, variable or adjustable rate at which interest will accrue on such class or a component thereof (the "Pass-Through Rate" in the case of Certificates). The related Prospectus Supplement will specify the Pass-Through Rate or interest rate for each class or component or, in the case of a variable or adjustable Pass-Through Rate or interest rate, the method for determining the Pass-Through Rate or interest rate. Unless otherwise specified in the related Prospectus Supplement, interest on the Securities will be calculated on the basis of a 360-day year consisting of twelve 30-day months.

         Distributions of interest in respect of the Securities of any class will be made on each Distribution Date (other than any class of Accrual Securities, which will be entitled to distributions of accrued interest commencing only on the Distribution Date, or under the circumstances, specified in the related Prospectus Supplement, and any class of Stripped Principal Securities that are not entitled to any distributions of interest) based on the Accrued Security Interest for such class and such Distribution Date, subject to the sufficiency of the portion of the Available Distribution Amount allocable to such class on such Distribution Date. Prior to the time interest is distributable on any class of Accrual Securities, the amount of Accrued Security Interest otherwise distributable on such class will be added to the Security Balance thereof on each Distribution Date. With respect to each class of Securities and each Distribution Date (other than certain classes of Stripped Interest Securities), "Accrued Security Interest" will be equal to interest accrued for a specified period on the outstanding Security Balance thereof immediately prior to the Distribution Date, at the applicable Pass-Through Rate or interest rate, reduced as described below. Unless otherwise provided in the Prospectus Supplement, Accrued Security Interest on Stripped Interest Securities will be equal to interest accrued for a specified period on the outstanding notional amount thereof immediately prior to each Distribution Date, at the applicable Pass-Through Rate or interest rate, reduced as described below. The method of determining the notional amount for any class of Stripped Interest Securities will be described in the related Prospectus Supplement. Reference to notional amount is solely for convenience in certain calculations and does not represent the right to receive any distributions of principal.

         Unless otherwise provided in the related Prospectus Supplement, the Accrued Security Interest on a series of Securities will be reduced in the event of prepayment interest shortfalls, which are shortfalls in collections of interest for a full accrual period resulting from prepayments prior to the due date in such accrual period on the Mortgage Loans comprising or underlying the Assets in the Trust Fund for such series. The particular manner in which such shortfalls are to be allocated among some or all of the classes of Securities of that series will be specified in the related Prospectus Supplement. The related Prospectus Supplement will also describe the extent to which the amount of Accrued Certificate Interest that is otherwise distributable on (or, in the case of Accrual Securities, that may otherwise be added to the Security Balance of) a class of Offered Securities may be reduced as a result of any other contingencies, including delinquencies, losses and deferred interest on or in respect of the Mortgage Loans comprising or underlying the Assets in the related Trust Fund. Unless otherwise provided in the related Prospectus Supplement, any reduction in the amount of Accrued Security Interest otherwise distributable on a class of Securities by reason of the allocation to such class of a portion of any deferred interest on the Mortgage Loans comprising or underlying the Assets in the related Trust Fund will result in a corresponding increase in the Security Balance of such class. See "Risk Factors--Average Life of Securities; Prepayments; Yields" and "Yield Considerations."

Distributions of Principal of the Securities

         The Securities of each series, other than certain classes of Stripped Interest Securities, will have a "Security Balance" which, at any time, will equal the then maximum amount that the holder will be entitled to receive in respect of principal out of the future cash flow on the Assets and other assets included in the related Trust Fund. The outstanding Security Balance of a Security will be reduced to the extent of distributions of principal thereon from time to time and, if and to the extent so provided in the related Prospectus Supplement, by the amount of losses incurred in respect of the related Assets, may be increased in respect of deferred interest on the related Mortgage Loans to the extent provided in the related Prospectus Supplement and, in the case of Accrual Securities prior to the Distribution Date on which distributions of interest are required to commence, will be increased by any related Accrued Security Interest. Unless otherwise provided in the related Prospectus Supplement, the initial aggregate Security Balance of all classes of Securities of a series will not be greater than the outstanding aggregate principal balance of the related Assets as of the applicable Cut-off Date. The initial aggregate Security Balance of a series and each class thereof will be specified in the related Prospectus Supplement. Unless otherwise provided in the related Prospectus Supplement, distributions of principal will be made on each Distribution Date to the class or classes of Securities entitled thereto in accordance with the provisions described in such Prospectus Supplement until the Security Balance of such class has been reduced to zero. Stripped Interest Securities with no Security Balance are not entitled to any distributions of principal.

Components

         To the extent specified in the related Prospectus Supplement, distribution on a class of Securities may be based on a combination of two or more different components as described under "--General" above. To such extent, the descriptions set forth under "--Distributions of Interests on the Securities" and "--Distributions of Principal of the Securities" above also relate to components of such a class of Securities. In such case, reference in such sections to Security Balance and Pass-Through Rate or interest rate refer to the principal balance, if any, of any such component and the Pass-Through Rate or interest rate, if any, on any such component, respectively.

Allocation of Losses and Shortfalls

         If so provided in the Prospectus Supplement for a series of Securities consisting of one or more classes of Subordinate Securities, on any Distribution Date in respect of which losses or shortfalls in collections on the Assets have been incurred, the amount of such losses or shortfalls will be borne first by a class of Subordinate Securities in the priority and manner and subject to the limitations specified in such Prospectus Supplement. See "Description of Credit Support" for a description of the types of protection that may be included in a Trust Fund against losses and shortfalls on Assets comprising such Trust Fund.

Advances in Respect of Delinquencies

         With respect to any series of Securities evidencing an interest in a Trust Fund, unless otherwise provided in the related Prospectus Supplement, the Master Servicer or another entity described therein will be required as part of its servicing responsibilities to advance on or before each Distribution Date its own funds or funds held in the Collection Account that are not included in the Available Distribution Amount for such Distribution Date, in an amount equal to the aggregate of payments of principal (other than any balloon payments) and interest (net of related servicing fees and Retained Interest) that were due on the Whole Loans in such Trust Fund during the related Due Period and were delinquent on the related Determination Date, subject to the Master Servicer's (or another entity's) good faith determination that such advances will be reimbursable from Related Proceeds (as defined below). In the case of a series of Securities that includes one or more classes of Subordinate Securities and if so provided in the related Prospectus Supplement, the Master Servicer's (or another entity's) advance obligation may be limited only to the portion of such delinquencies necessary to make the required distributions on one or more classes of Senior Securities and/or may be subject to the Master Servicer's (or another entity's) good faith determination that such advances will be reimbursable not only from Related Proceeds but also from collections on other Assets otherwise distributable on one or more classes of such Subordinate Securities. See "Description of Credit Support."

         Advances are intended to maintain a regular flow of scheduled interest and principal payments to holders of the class or classes of Certificates entitled thereto, rather than to guarantee or insure against losses. Unless otherwise provided in the related Prospectus Supplement, advances of the Master Servicer's (or another entity's) funds will be reimbursable only out of related recoveries on the Mortgage Loans (including amounts received under any form of Credit Support) respecting which such advances were made (as to any Mortgage Loan, "Related Proceeds") and, if so provided in the Prospectus Supplement, out of any amounts otherwise distributable on one or more classes of Subordinate Securities of such series; provided, however, that any such advance will be reimbursable from any amounts in the Collection Account prior to any distributions being made on the Securities to the extent that the Master Servicer (or such other entity) shall determine in good faith that such advance (a "Nonrecoverable Advance") is not ultimately recoverable from Related Proceeds or, if applicable, from collections on other Assets otherwise distributable on such Subordinate Securities. If advances have been made by the Master Servicer from excess funds in the Collection Account, the Master Servicer is required to replace such funds in the Collection Account on any future Distribution Date to the extent that funds in the Collection Account on such Distribution Date are less than payments required to be made to Securityholders on such date. If so specified in the related Prospectus Supplement, the obligations of the Master Servicer (or another entity) to make advances may be secured by a cash advance reserve fund, a surety bond, a letter of credit or another form of limited guaranty. If applicable, information regarding the characteristics of, and the identity of any obligor on, any such surety bond, will be set forth in the related Prospectus Supplement.

         If and to the extent so provided in the related Prospectus Supplement, the Master Servicer (or another entity) will be entitled to receive interest at the rate specified therein on its outstanding advances and will be entitled to pay itself such interest periodically from general collections on the Assets prior to any payment to Securityholders or as otherwise provided in the related Agreement and described in such Prospectus Supplement.

         The Prospectus Supplement for any series of Securities evidencing an interest in a Trust Fund that includes MBS will describe any corresponding advancing obligation of any person in connection with such MBS.

Reports to Securityholders

         Unless otherwise provided in the Prospectus Supplement, with each distribution to holders of any class of Securities of a series, the Master Servicer or the Trustee, as provided in the related Prospectus Supplement, will forward or cause to be forwarded to each such holder, to the Depositor and to such other parties as may be specified in the related Agreement, a statement setting forth, in each case to the extent applicable and available:

                  (i) the amount of such distribution to holders of Securities of such class applied to reduce the Security Balance thereof;

                 (ii) the amount of such distribution to holders of Securities of such class allocable to Accrued Security Interest;

                (iii) the amount of such distribution allocable to Prepayment Premiums;

                  (iv) the amount of related servicing compensation received by a Master Servicer (and, if payable directly out of the related Trust Fund, by any Sub-Servicer) and such other customary information as any such Master Servicer or the Trustee deems necessary or desirable, or that a Securityholder reasonably requests, to enable Securityholders to prepare their tax returns;

                  (v) the aggregate amount of advances included in such distribution, and the aggregate amount of unreimbursed advances at the close of business on such Distribution Date;

                  (vi) the aggregate principal balance of the Assets at the close of business on such Distribution Date;

                 (vii) the number and aggregate principal balance of Whole Loans in respect of which:

                    (a)  one scheduled payment is delinquent,

                    (b)  two scheduled payments are delinquent,

                    (c)  three or more scheduled payments are delinquent and

                    (d)  foreclosure proceedings have been commenced;

                (viii) with respect to any Whole Loan liquidated during the related Due Period, the portion of such liquidation proceeds payable or reimbursable to the Master Servicer (or any other entity) in respect of such Mortgage Loan, and the amount of any loss to Securityholders;

                  (ix) with respect to each REO Property relating to a Whole Loan and included in the Trust Fund as of the end of the related Due Period, the loan number of the related Mortgage Loan and the date of acquisition;

                  (x) with respect to each REO Property relating to a Whole Loan and included in the Trust Fund as of the end of the related Due
         Period:

                    (a)  the book value,

                    (b) the principal balance of the related Mortgage Loan immediately following such Distribution Date (calculated as if such Mortgage Loan were still outstanding taking into account certain limited modifications to the terms thereof specified in the Agreement),

                    (c) the aggregate amount of unreimbursed servicing expenses and unreimbursed advances in respect thereof and

                    (d) if applicable, the aggregate amount of interest accrued and payable on related servicing expenses and related advances;

                  (xi) with respect to any such REO Property sold during the related Due Period:

                    (a)  the aggregate amount of sale proceeds,

                    (b) the portion of such sales proceeds payable or reimbursable to the Master Servicer in respect of such REO Property or the related Mortgage Loan and

                    (c) the amount of any loss to Securityholders in respect of the related Mortgage Loan;

                (xii) the aggregate Security Balance or notional amount, as the case may be, of each class of Securities (including any class of Securities not offered hereby) at the close of business on such Distribution Date, separately identifying any reduction in such Security Balance due to the allocation of any loss and increase in the Security Balance of a class of Accrual Securities in the event that Accrued Security Interest has been added to such balance;

              (xiii) the aggregate amount of principal prepayments made during the related Due Period;

               (xiv) the amount deposited in the reserve fund, if any, on such Distribution Date;

                (xv) the amount remaining in the reserve fund, if any, as of the close of business on such Distribution Date;

               (xvi) the aggregate unpaid Accrued Security Interest, if any, on each class of Securities at the close of business on such Distribution Date;

               (xvii) in the case of Securities with a variable Pass-Through Rate or interest rate, the Pass-Through Rate or interest rate applicable to such Distribution Date, and, if available, the immediately succeeding Distribution Date, as calculated in accordance with the method specified in the related Prospectus Supplement;

              (xviii) in the case of Securities with an adjustable Pass-Through Rate or interest rate, for statements to be distributed in any month in which an adjustment date occurs, the adjustable Pass-Through Rate or interest rate applicable to such Distribution Date, if available, and the immediately succeeding Distribution Date as calculated in accordance with the method specified in the related Prospectus Supplement;

                (xix) as to any series which includes Credit Support, the amount of coverage of each instrument of Credit Support included therein as of the close of business on such Distribution Date; and

                 (xx) the aggregate amount of payments by the obligors of default interest, late charges and assumption and modification fees collected during the related Due Period.

         In the case of information furnished pursuant to subclauses (i)-(iv) above, the amounts shall be expressed as a dollar amount per minimum denomination of Securities or for such other specified portion thereof. In addition, in the case of information furnished pursuant to subclauses (i),
(ii), (xii), (xvi) and (xvii) above, such amounts shall also be provided with respect to each component, if any, of a class of Securities. The Master Servicer or the Trustee, as specified in the related Prospectus Supplement, will forward or cause to be forwarded to each holder, to the Depositor and to such other parties as may be specified in the Agreement, a copy of any statements or reports received by the Master Servicer or the Trustee, as applicable, with respect to any MBS. The Prospectus Supplement for each series of Offered Securities will describe any additional information to be included in reports to the holders of such Securities.

         Within a reasonable period of time after the end of each calendar year, the Master Servicer or the Trustee, as provided in the related Prospectus Supplement, shall furnish to each person who at any time during the calendar year was a holder of a Security a statement containing the information set forth in subclauses (i)-(iv) above, aggregated for such calendar year or the applicable portion thereof during which such person was a Securityholder. Such obligation of the Master Servicer or the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Master Servicer or the Trustee pursuant to any requirements of the Code as are from time to time in force. See "Description of the Securities--Registration and Definitive Securities."

Termination

         The obligations created by the related Agreement for each series of Certificates will terminate upon the payment to Certificateholders of that series of all amounts held in the Collection Account or by the Master Servicer, if any, or the Trustee and required to be paid to them pursuant to such Agreement following the earlier of (i) the final payment or other liquidation of the last Asset subject thereto or the disposition of all property acquired upon foreclosure of any Whole Loan subject thereto and (ii) the purchase of all of the assets of the Trust Fund by the party entitled to effect such termination, under the circumstances and in the manner set forth in the related Prospectus Supplement. In no event, however, will the trust created by the Agreement continue beyond the date specified in the related Prospectus Supplement. Written notice of termination of the Agreement will be given to each Securityholder, and the final distribution will be made only upon presentation and surrender of the Securities at the location to be specified in the notice of termination.

         If so specified in the related Prospectus Supplement, a series of Securities may be subject to optional early termination through the repurchase of the assets in the related Trust Fund by the party specified therein, under the circumstances and in the manner set forth therein. If so provided in the related Prospectus Supplement, upon the reduction of the Security Balance of a specified class or classes of Securities by a specified percentage or amount, the party specified therein will solicit bids for the purchase of all assets of the Trust Fund, or of a sufficient portion of such assets to retire such class or classes or purchase such class or classes at a price set forth in the related Prospectus Supplement, in each case, under the circumstances and in the manner set forth therein.

Book-Entry Registration and Definitive Securities

         If so provided in the related Prospectus Supplement, one or more classes of the Offered Securities of any series will be issued as Book-Entry Securities, and each such class will be represented by one or more single Securities registered in the name of a nominee for the depository, The Depository Trust Company ("DTC").

         DTC is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the Uniform Commercial Code ("UCC") and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934, as amended. DTC was created to hold securities for its participating organizations ("Participants") and facilitate the clearance and settlement of securities transactions between Participants through electronic book-entry changes in their accounts, thereby eliminating the need for physical movement of certificates. Participants include Merrill Lynch, Pierce, Fenner & Smith Incorporated, securities brokers and dealers, banks, trust companies and clearing corporations and may include certain other organizations. Indirect access to the DTC system also is available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a Participant, either directly or indirectly ("Indirect Participants").

         Unless otherwise provided in the related Prospectus Supplement, investors that are not Participants or Indirect Participants but desire to purchase, sell or otherwise transfer ownership of, or other interests in, Book-Entry Securities may do so only through Participants and Indirect Participants. In addition, such investors ("Security Owners") will receive all distributions on the Book-Entry Securities through DTC and its Participants. Under a book-entry format, Security Owners will receive payments after the related Distribution Date because, while payments are required to be forwarded to Cede & Co., as nominee for DTC ("Cede"), on each such date, DTC will forward such payments to its Participants which thereafter will be required to forward them to Indirect Participants or Security Owners. Unless otherwise provided in the related Prospectus Supplement, the only "Securityholder" (as such term is used in the Agreement) will be Cede, as nominee of DTC, and the Security Owners will not be recognized by the Trustee as Securityholders under the Agreement. Security Owners will be permitted to exercise the rights of Securityholders under the related Agreement, Trust Agreement or Indenture, as applicable, only indirectly through the Participants who in turn will exercise their rights through DTC.

         Under the rules, regulations and procedures creating and affecting DTC and its operations, DTC is required to make book-entry transfers among Participants on whose behalf it acts with respect to the Book-Entry Securities and is required to receive and transmit distributions of principal of and interest on the Book-Entry Securities. Participants and Indirect Participants with which Security Owners have accounts with respect to the Book-Entry Securities similarly are required to make book-entry transfers and receive and transmit such payments on behalf of their respective Security Owners.

         Because DTC can act only on behalf of Participants, who in turn act on behalf of Indirect Participants and certain banks, the ability of a Security Owner to pledge its interest in the Book-Entry Securities to persons or entities that do not participate in the DTC system, or otherwise take actions in respect of its interest in the Book-Entry Securities, may be limited due to the lack of a physical certificate evidencing such interest.

         DTC has advised the Depositor that it will take any action permitted to be taken by a Securityholder under an Agreement only at the direction of one or more Participants to whose account with DTC interests in the Book-Entry Securities are credited.

         Cedelbank ("CEDEL") is incorporated under the laws of Luxembourg as a professional depository. CEDEL holds securities for its participating organizations ("CEDEL Participants") and facilitates the clearance and settlement of securities transactions between CEDEL Participants through electronic book-entry changes in accounts of CEDEL Participants, thereby eliminating the need for physical movement of certificates. Transactions may be settled in CEDEL in any of 28 currencies, including United States dollars. CEDEL provides to its CEDEL Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing. CEDEL interfaces with domestic markets in several countries. As a professional depository, CEDEL is subject to regulation by the Luxembourg Monetary Institute. CEDEL Participants are recognized financial institutions around the world, including underwriters, securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations and may include the Underwriters. Indirect access to CEDEL is also available to others, such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a CEDEL Participant, either directly or indirectly.

         The Euroclear System was created in 1968 to hold securities for participants of the Euroclear System ("Euroclear Participants") and to clear and settle transactions between Euroclear Participants through simultaneous electronic book-entry delivery against payment, thereby eliminating the need for physical movement of certificates and any risk from lack of simultaneous transfers of securities and cash. Transactions may now be settled in Euroclear in any of 32 currencies, including United States dollars. The Euroclear System includes various other services, including securities lending and borrowing, and interfaces with domestic markets in several countries generally similar to the arrangements for cross-market transfers with DTC. The Euroclear System is operated by Morgan Guaranty Trust Company of New York, Brussels, Belgium office (the "Euroclear Operator" or "Euroclear"), under contract with Euroclear Clearance System, S.C., a Belgian cooperative corporation (the "Cooperative"). All operations are conducted by the Euroclear Operator, and all Euroclear securities clearance accounts and Euroclear cash accounts are accounts with the Euroclear Operator, not the Cooperative. The Cooperative establishes policy for the Euroclear System on behalf of Euroclear Participants. Euroclear Participants include banks (including central banks), securities brokers and dealers and other professional financial intermediaries and may include the Underwriters. Indirect access to the Euroclear System is also available to other firms that clear through or maintain a custodial relationship with a Euroclear Participant, either directly or indirectly.

         The Euroclear Operator is the Belgian branch of a New York banking corporation which is a member bank of the Federal Reserve System. As such, it is regulated and examined by the Board of Governors of the Federal Reserve System and the New York State Banking Department, as well as the Belgian Banking Commission.

         Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within the Euroclear System, withdrawal of securities and cash from the Euroclear System, and receipts of payments with respect to securities in the Euroclear System. All securities in the Euroclear System are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants and has no record of or relationship with persons holding through Euroclear Participants.

         Distributions with respect to Securities held through CEDEL or Euroclear will be credited to the cash accounts of CEDEL Participants or Euroclear Participants in accordance with the relevant system's rules and procedures, to the extent received by its Depositary. Such distributions will be subject to tax reporting in accordance with relevant United States tax laws and regulations. See "Material Federal Income Tax Consequences" in this Prospectus and "Global Clearance, Settlement and Tax Documentation Procedures" in Annex I to the related Prospectus Supplement. CEDEL or the Euroclear Operator, as the case may be, will take any other action permitted to be taken by a Security under the Indenture, Trust Agreement or Pooling and Servicing Agreement, as applicable, on behalf of a CEDEL Participant or Euroclear Participant only in accordance with its relevant rules and procedures and subject to its Depositary's ability to effect such actions on its behalf through DTC.

         Cede, as nominee for DTC, will hold the Securities. CEDEL and Euroclear will hold omnibus positions in the Securities on behalf of the CEDEL Participants and the Euroclear Participants, respectively, through customers' securities accounts in CEDEL's and Euroclear's names on the books of their respective depositaries (collectively, the "Depositaries"), which in turn will hold such positions in customers' securities accounts in the Depositaries' names on the books of DTC.

         Transfers between DTC's participating organizations (the
"Participants") will occur in accordance with DTC rules. Transfers between CEDEL Participants and Euroclear Participants will occur in the ordinary way in accordance with their applicable rules and operating procedures.

         Cross-market transfers between persons holding directly or indirectly through DTC, on the one hand, and directly or indirectly through CEDEL Participants or Euroclear Participants, on the other, will be effected in DTC in accordance with DTC rules on behalf of the relevant European international clearing system by its Depositary; however, such cross-market transactions will require delivery of instructions to the relevant European international clearing system by the counterparty in such system in accordance with its rules and procedures and within its established deadlines (European time). The relevant European international clearing system will, if the transaction meets its settlement requirements, deliver instructions to its Depositary to take action to effect final settlement on its behalf by delivering or receiving securities in DTC, and making or receiving payment in accordance with normal procedures for same-day funds settlement applicable to DTC. CEDEL Participants and Euroclear Participants may not deliver instructions directly to the Depositaries.

         Because of time zone differences, credits of securities in CEDEL or Euroclear as a result of a transaction with a Participant will be made during the subsequent securities settlement processing, dated the business day following the DTC settlement date, and such credits or any transactions in such securities settled during such processing will be reported to the relevant CEDEL Participant or Euroclear Participant on such business day. Cash received in CEDEL or Euroclear as a result of sales of securities by or through a CEDEL Participant or a Euroclear Participant to a Participant will be received with value on the DTC settlement date but will be available in the relevant CEDEL or Euroclear cash account only as of the business day following settlement in DTC.

         Although DTC, CEDEL and Euroclear have agreed to the foregoing procedures in order to facilitate transfers of Securities among participants of DTC, CEDEL and Euroclear, they are under no obligation to perform or continue to perform such procedures and such procedures may be discontinued at any time.

         In the event that any of DTC, CEDEL or Euroclear should discontinue its services, the Administrator would seek an alternative depository (if available) or cause the issuance of Definitive Securities to the owners thereof or their nominees in the manner described in the Prospectus under "Description of the Securities--Book Entry Registration and Definitive Securities".

         Unless otherwise specified in the related Prospectus Supplement, Securities initially issued in book-entry form will be issued in fully registered, certificated form to Security Owners or their nominees ("Definitive Securities"), rather than to DTC or its nominee only if (i) the Depositor advises the Trustee in writing that DTC is no longer willing or able to properly discharge its responsibilities as depository with respect to the Securities and the Depositor is unable to locate a qualified successor or (ii) the Depositor, at its option, elects to terminate the book-entry system through DTC.

         Upon the occurrence of either of the events described in the immediately preceding paragraph, DTC is required to notify all Participants of the availability through DTC of Definitive Securities for the Security Owners. Upon surrender by DTC of the certificate or certificates representing the Book-Entry Securities, together with instructions for reregistration, the Trustee will issue (or cause to be issued) to the Security Owners identified in such instructions the Definitive Securities to which they are entitled, and thereafter the Trustee will recognize the holders of such Definitive Securities as Securityholders under the Agreement.

                         DESCRIPTION OF THE AGREEMENTS

Agreements Applicable to a Series

         REMIC Certificates, Grantor Trust Certificates. Certificates that are REMIC Certificates, Grantor Trust Certificates or indebtedness for tax purposes will be issued, and the related Trust Fund will be created, pursuant to a pooling and servicing agreement (a "Pooling and Servicing Agreement") among the Depositor, the Master Servicer and the Trustee. The Assets of such Trust Fund will be transferred to the Trust Fund and thereafter serviced in accordance with the terms of the Pooling and Servicing Agreement. In the context of the conveyance and servicing of the related Assets, the Pooling and Servicing Agreement may be referred to herein as the "Agreement". Notwithstanding the foregoing, if the Assets of the Trust Fund for such a series consists only of Government Securities or MBS, such Assets will be conveyed to the Trust Fund and administered pursuant to a trust agreement between the Depositor and the Trustee (a "Trust Agreement"), which may also be referred to herein as the "Agreement".

         Certificates That Are Partnership Interests for Tax Purposes and Notes. Certificates that are partnership interests for tax purposes will be issued, and the related Trust Fund will be created, pursuant to a Trust Agreement between the Depositor and the Trustee. The Assets of the related Trust Fund will be transferred to the Trust Fund and thereafter serviced in accordance with a servicing agreement (a "Servicing Agreement") between the Depositor, the Servicer and the Trustee. In the context of the conveyance and servicing of the related Assets, a Servicing may be referred to herein as the "Agreement".

         A series of Notes issued by a Trust Fund will be issued pursuant to the indenture (the "Indenture") between the related Trust Fund and an indenture trustee (the "Indenture Trustee") named in the related Prospectus Supplement.

         Notwithstanding the foregoing, if the Assets of a Trust Fund consist only of MBS or Government Securities, such Assets will be conveyed to the Trust Fund and administered in accordance with the terms of the Trust Agreement, which in such context may be referred to herein as the Agreement.

         General. Any Master Servicer and the Trustee with respect to any series of Securities will be named in the related Prospectus Supplement. In any series of Securities for which there are multiple Master Servicers, there may also be multiple Mortgage Loan Groups, each corresponding to a particular Master Servicer; and, if the related Prospectus Supplement so specifies, the servicing obligations of each such Master Servicer will be limited to the Whole Loans in such corresponding Mortgage Loan Group. In lieu of appointing a Master Servicer, a servicer may be appointed pursuant to the Agreement for any Trust Fund. Such servicer will service all or a significant number of Whole Loans directly without a Sub-Servicer. Unless otherwise specified in the related Prospectus Supplement, the obligations of any such servicer shall be commensurate with those of the Master Servicer described herein. References in this Prospectus to Master Servicer and its rights and obligations, unless otherwise specified in the related Prospectus Supplement, shall be deemed to also be references to any servicer servicing Whole Loans directly. A manager or administrator may be appointed pursuant to the Trust Agreement for any Trust Fund to administer such Trust Fund. The provisions of each Agreement will vary depending upon the nature of the Securities to be issued thereunder and the nature of the related Trust Fund. Forms of a Pooling and Servicing Agreement, a Sale and Servicing Agreement and a Trust Agreement have been filed as exhibits to the Registration Statement of which this Prospectus is a part.

         The following summaries describe certain provisions that may appear in each Agreement. The Prospectus Supplement for a series of Securities will describe any provision of the Agreement relating to such series that materially differs from the description thereof contained in this Prospectus. The summaries do not purport to be complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the Agreement for each Trust Fund and the description of such provisions in the related Prospectus Supplement. As used herein with respect to any series, the term "Security" refers to all of the Securities of that series, whether or not offered hereby and by the related Prospectus Supplement, unless the context otherwise requires. The Depositor will provide a copy of the Agreement (without exhibits) relating to any series of Securities without charge upon written request of a holder of a Security of such series addressed to Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center, North Tower, 10th Floor, New York, New York 10281-1310. Attention: Jack Ross.

Assignment of Assets; Repurchases

         At the time of issuance of any series of Securities, the Depositor will assign (or cause to be assigned) to the designated Trustee the Assets to be included in the related Trust Fund, together with all principal and interest to be received on or with respect to such Assets after the Cut-off Date, other than principal and interest due on or before the Cut-off Date and other than any Retained Interest. The Trustee will, concurrently with such assignment, deliver the Securities to the Depositor in exchange for the Assets and the other assets comprising the Trust Fund for such series. Each Asset will be identified in a schedule appearing as an exhibit to the related Agreement. Unless otherwise provided in the related Prospectus Supplement, such schedule will include detailed information (i) in respect of each Whole Loan included in the related Trust Fund, including without limitation, the address of the related Mortgaged Property and type of such property, the Mortgage Rate and, if applicable, the applicable index, margin, adjustment date and any rate cap information, the original and remaining term to maturity, the original and outstanding principal balance and balloon payment, if any, the Value and Loan-to-Value Ratio as of the date indicated and payment and prepayment provisions, if applicable; and (ii) in respect of each MBS included in the related Trust Fund, including without limitation, the MBS Issuer, MBS Servicer and MBS Trustee, the pass-through or bond rate or formula for determining such rate, the issue date and original and remaining term to maturity, if applicable, the original and outstanding principal amount and payment provisions, if applicable.

         With respect to each Whole Loan, except as otherwise specified in the related Prospectus Supplement, the Depositor will deliver or cause to be delivered to the Trustee (or to the custodian hereinafter referred to) certain loan documents, which unless otherwise specified in the related Prospectus Supplement will include the original Mortgage Note endorsed, without recourse, in blank or to the order of the Trustee, the original Mortgage (or a certified copy thereof) with evidence of recording indicated thereon and an assignment of the Mortgage to the Trustee in recordable form. Notwithstanding the foregoing, a Trust Fund may include Mortgage Loans where the original Mortgage
Note is not delivered to the Trustee if the Depositor delivers to the Trustee or the custodian a copy or a duplicate original of the Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed. With respect to such Mortgage Loans, the Trustee (or its nominee) may not be able to enforce the Mortgage Note against the related borrower. Unless otherwise specified in the related Prospectus Supplement, the Asset Seller will be required to agree to repurchase, or substitute for, each such Mortgage Loan that is subsequently in default if the enforcement thereof or of the related Mortgage is materially adversely affected by the absence of the original Mortgage Note. Unless otherwise provided in the related Prospectus Supplement, the related Agreement will require the Depositor or another party specified therein to promptly cause each such assignment of Mortgage to be recorded in the appropriate public office for real property records, except in the State of California or in other states where, in the opinion of counsel acceptable to the Trustee, such recording is not required to protect the Trustee's interest in the related Whole Loan against the claim of any subsequent transferee or any successor to or creditor of the Depositor, the Master Servicer, the relevant Asset Seller or any other prior holder of the Whole Loan.

         The Trustee (or a custodian) will review such Whole Loan documents within a specified period of days after receipt thereof, and the Trustee (or a custodian) will hold such documents in trust for the benefit of the Certificateholders. Unless otherwise specified in the related Prospectus Supplement, if any such document is found to be missing or defective in any material respect, the Trustee (or such custodian) shall immediately notify the Master Servicer and the Depositor, and the Master Servicer shall immediately notify the relevant Asset Seller. If the Asset Seller cannot cure the omission or defect within a specified number of days after receipt of such notice, then unless otherwise specified in the related Prospectus Supplement, the Asset Seller will be obligated, within a specified number of days of receipt of such notice, to repurchase the related Whole Loan from the Trustee at the Purchase Price or substitute for such Mortgage Loan. There can be no assurance that an Asset Seller will fulfill this repurchase or substitution obligation, and neither the Master Servicer nor the Depositor will be obligated to repurchase or substitute for such Mortgage Loan if the Asset Seller defaults on its obligation. Unless otherwise specified in the related Prospectus Supplement, this repurchase or substitution obligation constitutes the sole remedy available to the Certificateholders or the Trustee for omission of, or a material defect in, a constituent document. To the extent specified in the related Prospectus Supplement, in lieu of curing any omission or defect in the Asset or repurchasing or substituting for such Asset, the Asset Seller may agree to cover any losses suffered by the Trust Fund as a result of such breach or defect.

         Notwithstanding the preceding two paragraphs, unless otherwise specified in the related Prospectus Supplement, the documents with respect to Home Equity Loans and Home Improvement Contracts will not be delivered to the Trustee (or a custodian), but will be retained by the Master Servicer, which may also be the Asset Seller. In addition, assignments of the related Mortgages to the Trustee will not be recorded, unless otherwise provided in the related Prospectus Supplement.

         With respect to each Government Security or MBS in certificated form, the Depositor will deliver or cause to be delivered to the Trustee (or the custodian) the original certificate or other definitive evidence of such Government Security or MBS, as applicable, together with bond power or other instruments, certifications or documents required to transfer fully such Government Security or MBS, as applicable, to the Trustee for the benefit of the Certificateholders. With respect to each Government Security or MBS in uncertificated or book-entry form or held through a "clearing corporation" within the meaning of the UCC, the Depositor and the Trustee will cause such Government Security or MBS to be registered directly or on the books of such clearing corporation or of one or more securities intermediaries in the name of the Trustee for the benefit of the Securityholders. Unless otherwise provided in the related Prospectus Supplement, the related Agreement will require that either the Depositor or the Trustee promptly cause any MBS and Government Securities in certificated form not registered in the name of the Trustee to be re-registered, with the applicable persons, in the name of the Trustee.

Representations and Warranties; Repurchases

         Unless otherwise provided in the related Prospectus Supplement the Depositor will, with respect to each Whole Loan, assign certain representations and warranties, as of a specified date (the person making such representations and warranties, the "Warranting Party") covering, by way of example, the following types of matters:

               (i) the accuracy of the information set forth for such Whole Loan on the schedule of Assets appearing as an exhibit to the related Agreement;

              (ii) the existence of title insurance insuring the lien priority of the Whole Loan;

             (iii) the authority of the Warranting Party to sell the Whole
          Loan;

              (iv) the payment status of the Whole Loan;

               (v) in the case of a Whole Loan, the existence of customary provisions in the related Mortgage Note and Mortgage to permit realization against the Mortgaged Property of the benefit of the security of the Mortgage; and

               (vi) the existence of hazard and extended perils insurance coverage on the Mortgaged Property.

         Any Warranting Party shall be an Asset Seller or an affiliate thereof or such other person acceptable to the Depositor and shall be identified in the related Prospectus Supplement.

         Representations and warranties made in respect of a Whole Loan may have been made as of a date prior to the applicable Cut-off Date. A substantial period of time may have elapsed between such date and the date of initial issuance of the related series of Certificates evidencing an interest in such Whole Loan. Unless otherwise specified in the related Prospectus Supplement, in the event of a breach of any such representation or warranty, the Warranting Party will be obligated to reimburse the Trust Fund for losses caused by any such breach or either cure such breach or repurchase or replace the affected Whole Loan as described below. Since the representations and warranties may not address events that may occur following the date as of which they were made, the Warranting Party will have a reimbursement, cure, repurchase or substitution obligation in connection with a breach of such a representation and warranty only if the relevant event that causes such breach occurs prior to such date. Such party would have no such obligations if the relevant event that causes such breach occurs after such date.

         Unless otherwise provided in the related Prospectus Supplement, each Agreement will provide that the Master Servicer and/or Trustee will be required to notify promptly the relevant Warranting Party of any breach of any representation or warranty made by it in respect of a Whole Loan that materially and adversely affects the value of such Whole Loan or the interests therein of the Securityholders. If such Warranting Party cannot cure such breach within a specified period following the date on which such party was notified of such breach, then such Warranting Party will be obligated to repurchase such Whole Loan from the Trustee within a specified period from the date on which the Warranting Party was notified of such breach, at the Purchase Price therefor. As to any Whole Loan, unless otherwise specified in the related Prospectus Supplement, the "Purchase Price" is equal to the sum of the unpaid principal balance thereof, plus unpaid accrued interest thereon at the Mortgage Rate from the date as to which interest was last paid to the due date in the Due Period in which the relevant purchase is to occur, plus certain servicing expenses that are reimbursable to the Master Servicer. If so provided in the Prospectus Supplement for a series, a Warranting Party, rather than repurchase a Whole Loan as to which a breach has occurred, will have the option, within a specified period after initial issuance of such series of Certificates, to cause the removal of such Whole Loan from the Trust Fund and substitute in its place one or more other Whole Loans in accordance with the standards described in the related Prospectus Supplement. If so provided in the Prospectus Supplement for a series, a Warranting Party, rather than repurchase or substitute a Whole Loan as to which a breach has occurred, will have the option to reimburse the Trust Fund or the Securityholders for any losses caused by such breach. Unless otherwise specified in the related Prospectus Supplement, this reimbursement, repurchase or substitution obligation will constitute the sole remedy available to holders of Securities or the Trustee for a breach of representation by a Warranting Party.

         Neither the Depositor (except to the extent that it is the Warranting Party) nor the Master Servicer will be obligated to purchase or substitute for a Whole Loan if a Warranting Party defaults on its obligation to do so, and no assurance can be given that Warranting Parties will carry out such obligations with respect to Whole Loans.

         Unless otherwise provided in the related Prospectus Supplement the Warranting Party will, with respect to a Trust Fund that includes Government Securities or MBS, make or assign certain representations or warranties, as of a specified date, with respect to such Government Securities or MBS, covering the accuracy of the information set forth therefor on the schedule of Assets appearing as an exhibit to the related Agreement and covering the authority of the Warranting Party to sell such Assets. The related Prospectus Supplement will describe the remedies for a breach thereof.

         A Master Servicer will make certain representations and warranties regarding its authority to enter into, and its ability to perform its obligations under, the related Agreement. A breach of any such representation of the Master Servicer which materially and adversely affects the interests of the Certificateholders and which continues unremedied for the number of days specified in the Agreement after the giving of written notice of such breach to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Certificates evidencing not less than 25% of the Voting Rights (unless otherwise specified in the related Prospectus Supplement), will constitute an Event of Default under such Pooling and Servicing Agreement. See "Events of Default" and "Rights Upon Event of Default."

Collection Account and Related Accounts

     General

         The Master Servicer and/or the Trustee will, as to each Trust Fund, establish and maintain or cause to be established and maintained one or more separate accounts for the collection of payments on the related Assets (collectively, the "Collection Account"), which must be either

          (i) an account or accounts the deposits in which are insured by the Federal Deposit Insurance Corporation ("FDIC") (to the limits established by the FDIC) and, if so specified in the related Prospectus Supplement, the uninsured deposits in which are otherwise secured such that the Trustee have a claim with respect to the funds in the Collection Account or a perfected first priority security interest against any collateral securing such funds that is superior to the claims of any other depositors or general creditors of the institution with which the Collection Account is maintained or

          (ii) otherwise maintained with a bank or trust company, and in a manner, satisfactory to the Rating Agency or Agencies rating any class of Securities of such series.

The collateral eligible to secure amounts in the Collection Account is limited to United States government securities and other investment grade obligations specified in the Agreement ("Permitted Investments"). A Collection Account may be maintained as an interest bearing or a non-interest bearing account and the funds held therein may be invested pending each succeeding Distribution Date in certain short-term Permitted Investments. Unless otherwise provided in the related Prospectus Supplement, any interest or other income earned on funds in the Collection Account will be paid to a Master Servicer or its designee as additional servicing compensation. The Collection Account may be maintained with an institution that is an affiliate of the Master Servicer, if applicable, provided that such institution meets the standards imposed by the Rating Agency or Agencies. If permitted by the Rating Agency or Agencies and so specified in the related Prospectus Supplement, a Collection Account may contain funds relating to more than one series of mortgage pass-through certificates and may contain other funds respecting payments on mortgage loans belonging to the Master Servicer or serviced or master serviced by it on behalf of others.

     Deposits

         A Master Servicer or the Trustee will deposit or cause to be deposited in the Collection Account for one or more Trust Funds on a daily basis, unless otherwise provided in the related Agreement, the following payments and collections received, or advances made, by the Master Servicer or the Trustee or on its behalf subsequent to the Cut-off Date (other than payments due on or before the Cut-off Date, and exclusive of any amounts representing a Retained Interest):

          (i) all payments on account of principal, including principal prepayments, on the Assets;

          (ii) all payments on account of interest on the Assets, including any default interest collected, in each case net of any portion thereof retained by a Master Servicer or a Sub-Servicer as its servicing compensation and net of any Retained Interest;

         (iii) all proceeds of the hazard insurance policies to be maintained in respect of each Mortgaged Property securing a Whole Loan in the Trust Fund (to the extent such proceeds are not applied to the restoration of the property or released to the mortgagor in accordance with the normal servicing procedures of a Master Servicer or the related Sub-Servicer, subject to the terms and conditions of the related Mortgage and Mortgage Note) (collectively, "Insurance Proceeds") and all other amounts received and retained in connection with the liquidation of defaulted Mortgage Loans in the Trust Fund, by foreclosure or otherwise ("Liquidation Proceeds"), together with the net proceeds on a monthly basis with respect to any Mortgaged Properties acquired for the benefit of Securityholders by foreclosure or by deed in lieu of foreclosure or otherwise;

          (iv) any amounts paid under any instrument or drawn from any fund that constitutes Credit Support for the related series of Securities as described under "Description of Credit Support";

                  (v) any advances made as described under "Description of the Securities--Advances in Respect of Delinquencies";

                  (vi) any amounts paid under any Cash Flow Agreement, as described under "Description of the Trust Funds--Cash Flow Agreements";

                  (vii) all proceeds of any Asset or, with respect to a Whole Loan, property acquired in respect thereof purchased by the Depositor, any Asset Seller or any other specified person as described under "Assignment of Assets; Repurchases" and "Representations and Warranties; Repurchases," all proceeds of any defaulted Mortgage Loan purchased as described under "Realization Upon Defaulted Whole Loans," and all proceeds of any Asset purchased as described under "Description of the Securities--Termination" (also, "Liquidation Proceeds");

                  (viii) any amounts paid by a Master Servicer to cover certain interest shortfalls arising out of the prepayment of Whole Loans in the Trust Fund as described under "Description of the Agreements --Retained Interest; Servicing Compensation and Payment of Expenses";

                  (ix) to the extent that any such item does not constitute additional servicing compensation to a Master Servicer, any payments on account of modification or assumption fees, late payment charges or prepayment premiums on the Mortgage Assets;

                  (x) all payments required to be deposited in the Collection Account with respect to any deductible clause in any blanket insurance policy described under "Hazard Insurance Policies";

                  (xi) any amount required to be deposited by a Master Servicer or the Trustee in connection with losses realized on investments for the benefit of the Master Servicer or the Trustee, as the case may be, of funds held in the Collection Account; and

                  (xii) any other amounts required to be deposited in the Collection Account as provided in the related Agreement and described in the related Prospectus Supplement.

     Withdrawals

         A Master Servicer or the Trustee may, from time to time, unless otherwise specified in the related Prospectus Supplement or the related Agreement, make withdrawals from the Collection Account for each Trust Fund for any of the following purposes:

                   (i) to make distributions to the Securityholders on each Distribution Date;

                  (ii) to reimburse a Master Servicer for unreimbursed amounts advanced as described under "Description of the Securities--Advances in Respect of Delinquencies," such reimbursement to be made out of amounts received which were identified and applied by the Master Servicer as late collections of interest (net of related servicing fees and Retained Interest) on and principal of the particular Whole Loans with respect to which the advances were made or out of amounts drawn under any form of Credit Support with respect to such Whole Loans;

                  (iii) to reimburse a Master Servicer for unpaid servicing fees earned and certain unreimbursed servicing expenses incurred with respect to Whole Loans and properties acquired in respect thereof, such reimbursement to be made out of amounts that represent Liquidation Proceeds and Insurance Proceeds collected on the particular Whole Loans and properties, and net income collected on the particular properties, with respect to which such fees were earned or such expenses were incurred or out of amounts drawn under any form of Credit Support with respect to such Whole Loans and properties;

                  (iv) to reimburse a Master Servicer for any advances described in clause (ii) above and any servicing expenses described in clause (iii) above which, in the Master Servicer's good faith judgment, will not be recoverable from the amounts described in clauses (ii) and (iii), respectively, such reimbursement to be made from amounts collected on other Assets or, if and to the extent so provided by the related Agreement and described in the related Prospectus Supplement, just from that portion of amounts collected on other Assets that is otherwise distributable on one or more classes of Subordinate Securities, if any, remain outstanding, and otherwise any outstanding class of Securities, of the related series;

                  (v) if and to the extent described in the related Prospectus Supplement, to pay a Master Servicer interest accrued on the advances described in clause (ii) above and the servicing expenses described in clause (iii) above while such remain outstanding and unreimbursed;

                  (vi) to reimburse a Master Servicer, the Depositor, or any of their respective directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "Certain Matters Regarding a Master Servicer and the Depositor";

                  (vii) if and to the extent described in the related Prospectus Supplement, to pay (or to transfer to a separate account for purposes of escrowing for the payment of) the Trustee's fees;

                  (viii) to reimburse the Trustee or any of its directors, officers, employees and agents, as the case may be, for certain expenses, costs and liabilities incurred thereby, as and to the extent described under "Certain Matters Regarding the Trustee";

                  (ix) unless otherwise provided in the related Prospectus Supplement, to pay a Master Servicer, as additional servicing compensation, interest and investment income earned in respect of amounts held in the Collection Account;

                  (x) to pay the person entitled thereto any amounts deposited in the Collection Account that were identified and applied by the Master Servicer as recoveries of Retained Interest;

                  (xi) to pay for costs reasonably incurred in connection with the proper management and maintenance of any Mortgaged Property acquired for the benefit of Securityholders by foreclosure or by deed in lieu of foreclosure or otherwise, such payments to be made out of income received on such property;

                  (xii) if one or more elections have been made to treat the Trust Fund or designated portions thereof as a REMIC, to pay any federal, state or local taxes imposed on the Trust Fund or its assets or transactions, as and to the extent described under "Material Federal Income Tax Consequences--REMICS--Prohibited Transactions Tax and Other Taxes";

                  (xiii) to pay for the cost of an independent appraiser or other expert in real estate matters retained to determine a fair sale price for a defaulted Whole Loan or a property acquired in respect thereof in connection with the liquidation of such Whole Loan or property;

                  (xiv) to pay for the cost of various opinions of counsel obtained pursuant to the related Agreement for the benefit of Securityholders;

                  (xv) to pay for the costs of recording the related Agreement if such recordation materially and beneficially affects the interests of Securityholders, provided that such payment shall not constitute a waiver with respect to the obligation of the Warranting Party to remedy any breach of representation or warranty under the Agreement;

                  (xvi) to pay the person entitled thereto any amounts deposited in the Collection Account in error, including amounts received on any Asset after its removal from the Trust Fund whether by reason of purchase or substitution as contemplated by "Assignment of Assets; Repurchase" and "Representations and Warranties; Repurchases" or otherwise;

                (xvii) to make any other withdrawals permitted by the related Agreement; and

               (xviii) to clear and terminate the Collection Account at the termination of the Trust Fund.

     Other Collection Accounts

         Notwithstanding the foregoing, if so specified in the related Prospectus Supplement, the Agreement for any series of Securities may provide for the establishment and maintenance of a separate collection account into which the Master Servicer or any related Sub-Servicer will deposit on a daily basis the amounts described under "--Deposits" above for one or more series of Securities. Any amounts on deposit in any such collection account will be withdrawn therefrom and deposited into the appropriate Collection Account by a time specified in the related Prospectus Supplement. To the extent specified in the related Prospectus Supplement, any amounts which could be withdrawn from the Collection Account as described under "--Withdrawals" above, may also be withdrawn from any such collection account. The Prospectus Supplement will set forth any restrictions with respect to any such collection account, including investment restrictions and any restrictions with respect to financial institutions with which any such collection account may be maintained.

Collection and Other Servicing Procedures

         The Master Servicer, directly or through Sub-Servicers, is required to make reasonable efforts to collect all scheduled payments under the Whole Loans and will follow or cause to be followed such collection procedures as it would follow with respect to mortgage loans that are comparable to the Whole Loans and held for its own account, provided such procedures are consistent with:

          (i) the terms of the related Agreement and any related hazard insurance policy or instrument of Credit Support, if any, included in the related Trust Fund described herein or under "Description of Credit Support,"

          (ii) applicable law and

         (iii) the general servicing standard specified in the related Prospectus Supplement or, if no such standard is so specified, its normal servicing practices (in either case, the "Servicing Standard").

In connection therewith, the Master Servicer will be permitted in its discretion to waive any late payment charge or penalty interest in respect of a late payment on a Whole Loan.

         Each Master Servicer will also be required to perform other customary functions of a servicer of comparable loans, including maintaining hazard insurance policies as described herein and in any related Prospectus Supplement, and filing and settling claims thereunder; maintaining escrow or impoundment accounts of mortgagors for payment of taxes, insurance and other items required to be paid by any mortgagor pursuant to a Whole Loan; processing assumptions or substitutions in those cases where the Master Servicer has determined not to enforce any applicable due-on-sale clause; attempting to cure delinquencies; supervising foreclosures or repossessions; inspecting and managing Mortgaged Properties under certain circumstances; and maintaining accounting records relating to the Whole Loans. Unless otherwise specified in the related Prospectus Supplement, the Master Servicer will be responsible for filing and settling claims in respect of particular Whole Loans under any applicable instrument of Credit Support. See "Description of Credit Support."

         The Master Servicer may agree to modify, waive or amend any term of any Whole Loan in a manner consistent with the Servicing Standard so long as the modification, waiver or amendment will not affect the amount or timing of any scheduled payments of principal or interest on the Whole Loan or, in its judgment, materially impair the security for the Whole Loan or reduce the likelihood of timely payment of amounts due thereon. The Master Servicer also may agree to any modification, waiver or amendment that would so affect or impair the payments on, or the security for, a Whole Loan if, unless otherwise provided in the related Prospectus Supplement, in its judgment, a material default on the Whole Loan has occurred or a payment default is imminent, and in its judgment, such modification, waiver or amendment is reasonably likely to produce a greater recovery with respect to the Whole Loan on a present value basis than would liquidation. The Master Servicer is required to notify the Trustee in the event of any modification, waiver or amendment of any Whole Loan.

Sub-Servicers

         A Master Servicer may delegate its servicing obligations in respect of the Whole Loans to third-party servicers (each, a "Sub-Servicer"), but such Master Servicer will remain obligated under the related Agreement. Each sub-servicing agreement between a Master Servicer and a Sub-Servicer (a "Sub-Servicing Agreement") must be consistent with the terms of the related Agreement and must provide that, if for any reason the Master Servicer for the related series of Securities is no longer acting in such capacity, the Trustee or any successor Master Servicer may assume the Master Servicer's rights and obligations under such Sub-Servicing Agreement.

         Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will be solely liable for all fees owed by it to any Sub-Servicer, irrespective of whether the Master Servicer's compensation pursuant to the related Agreement is sufficient to pay such fees. However, a Sub-Servicer may be entitled to a Retained Interest in certain Whole Loans. Each Sub-Servicer will be reimbursed by the Master Servicer for certain expenditures which it makes, generally to the same extent the Master Servicer would be reimbursed under an Agreement. See "Retained Interest; Servicing Compensation and Payment of Expenses."

Realization Upon Defaulted Whole Loans

         Unless otherwise provided in the related Prospectus Supplement, the Master Servicer is required to monitor any Whole Loan which is in default, initiate corrective action in cooperation with the mortgagor or obligor if cure is likely, inspect the Mortgaged Property and take such other actions as are consistent with the Servicing Standard. A significant period of time may elapse before the Master Servicer is able to assess the success of such corrective action or the need for additional initiatives.

         Any Agreement relating to a Trust Fund that includes Whole Loans may grant to the Master Servicer and/or the holder or holders of certain classes of Securities a right of first refusal to purchase from the Trust Fund at a predetermined purchase price any such Whole Loan as to which a specified number of scheduled payments thereunder are delinquent. Any such right granted to the holder of an Offered Security will be described in the related Prospectus Supplement. The related Prospectus Supplement will also describe any such right granted to any person if the predetermined purchase price is less than the Purchase Price described under "Representations and Warranties; Repurchases."

         If so specified in the related Prospectus Supplement, the Master Servicer may offer to sell any defaulted Whole Loan described in the preceding paragraph and not otherwise purchased by any person having a right of first refusal with respect thereto, if and when the Master Servicer determines, consistent with the Servicing Standard, that such a sale would produce a greater recovery on a present value basis than would liquidation through foreclosure, repossession or similar proceedings. The related Agreement will provide that any such offering be made in a commercially reasonable manner for a specified period and that the Master Servicer accept the highest cash bid received from any person (including itself, an affiliate of the Master Servicer or any Securityholder) that constitutes a fair price for such defaulted Whole Loan. In the absence of any bid determined in accordance with the related Agreement to be fair, the Master Servicer shall proceed with respect to such defaulted Mortgage Loan as described below. Any bid in an amount at least equal to the Purchase Price described under "Representations and Warranties; Repurchases" will in all cases be deemed fair.

         The Master Servicer, on behalf of the Trustee, may at any time institute foreclosure proceedings, exercise any power of sale contained in any mortgage, obtain a deed in lieu of foreclosure, or otherwise acquire title to a Mortgaged Property securing a Whole Loan by operation of law or otherwise, if such action is consistent with the Servicing Standard and a default on such Whole Loan has occurred or, in the Master Servicer's judgment, is imminent.

         Unless otherwise provided in the related Prospectus Supplement, if title to any Mortgaged Property is acquired by a Trust Fund as to which a REMIC election has been made, the Master Servicer, on behalf of the Trust Fund, will be required to sell the Mortgaged Property within three years of acquisition, unless the Internal Revenue Service grants an extension of time to sell such property, or unless the Trustee receives an opinion of independent counsel to the effect that the holding of the property by the Trust Fund subsequent to three years after its acquisition will not result in the imposition of a tax on the Trust Fund or cause the Trust Fund to fail to qualify as a REMIC under the Code at any time that any Security is outstanding. Subject to the foregoing, the Master Servicer will be required to solicit bids for any Mortgaged Property so acquired in such a manner as will be reasonably likely to realize a fair price for such property and accept the first (and, if multiple bids are contemporaneously received, the highest) cash bid received from any person that constitutes a fair price.

         The limitations imposed by the related Agreement and the REMIC provisions of the Code (if a REMIC election has been made with respect to the related Trust Fund) on the ownership and management of any Mortgaged Property acquired on behalf of the Trust Fund may result in the recovery of an amount less than the amount that would otherwise be recovered. See "Certain Legal Aspects of Mortgage Loans--Foreclosure."

         If recovery on a defaulted Whole Loan under any related instrument of Credit Support is not available, the Master Servicer nevertheless will be obligated to follow or cause to be followed such normal practices and procedures as it deems necessary or advisable to realize upon the defaulted Whole Loan. If the proceeds of any liquidation of the property securing the defaulted Whole Loan are less than the outstanding principal balance of the defaulted Whole Loan plus interest accrued thereon at the Mortgage Rate, as applicable, plus the aggregate amount of expenses incurred by the Master Servicer in connection with such proceedings and which are reimbursable under the Agreement, the Trust Fund will realize a loss in the amount of such difference. The Master Servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of the Liquidation Proceeds recovered on any defaulted Whole Loan, prior to the distribution of such Liquidation Proceeds to Securityholders, amounts representing its normal servicing compensation on the Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan.

         If any property securing a defaulted Whole Loan is damaged the Master Servicer is not required to expend its own funds to restore the damaged property unless it determines (i) that such restoration will increase the proceeds to Securityholders on liquidation of the Whole Loan after reimbursement of the Master Servicer for its expenses and (ii) that such expenses will be recoverable by it from related Insurance Proceeds or Liquidation Proceeds.

         As servicer of the Whole Loans, a Master Servicer, on behalf of itself, the Trustee and the Securityholders, will present claims to the obligor under each instrument of Credit Support, and will take such reasonable steps as are necessary to receive payment or to permit recovery thereunder with respect to defaulted Whole Loans.

         If a Master Servicer or its designee recovers payments under any instrument of Credit Support with respect to any defaulted Whole Loan, the Master Servicer will be entitled to withdraw or cause to be withdrawn from the Collection Account out of such proceeds, prior to distribution thereof to Certificateholders, amounts representing its normal servicing compensation on such Whole Loan, unreimbursed servicing expenses incurred with respect to the Whole Loan and any unreimbursed advances of delinquent payments made with respect to the Whole Loan. See "Hazard Insurance Policies" and "Description of Credit Support."

Hazard Insurance Policies

         Unless otherwise specified in the related Prospectus Supplement, each Agreement for a Trust Fund comprised of Whole Loans will require the Master Servicer to cause the mortgagor on each Whole Loan to maintain a hazard insurance policy providing for such coverage as is required under the related Mortgage or, if any Mortgage permits the holder thereof to dictate to the mortgagor the insurance coverage to be maintained on the related Mortgaged Property, then such coverage as is consistent with the Servicing Standard. Unless otherwise specified in the related Prospectus Supplement, such coverage will be in general in an amount equal to the lesser of the principal balance owing on such Whole Loan and the amount necessary to fully compensate for any damage or loss to the improvements on the Mortgaged Property on a replacement cost basis, but in either case not less than the amount necessary to avoid the application of any co-insurance clause contained in the hazard insurance policy. The ability of the Master Servicer to assure that hazard insurance proceeds are appropriately applied may be dependent upon its being named as an additional insured under any hazard insurance policy and under any other insurance policy referred to below, or upon the extent to which information in this regard is furnished by mortgagors. All amounts collected by the Master Servicer under any such policy (except for amounts to be applied to the restoration or repair of the Mortgaged Property or released to the mortgagor in accordance with the Master Servicer's normal servicing procedures, subject to the terms and conditions of the related Mortgage and Mortgage Note) will be deposited in the Collection Account. The Agreement will provide that the Master Servicer may satisfy its obligation to cause each mortgagor to maintain such a hazard insurance policy by the Master Servicer's maintaining a blanket policy insuring against hazard losses on the Whole Loans. If such blanket policy contains a deductible clause, the Master Servicer will be required to deposit in the Collection Account all sums that would have been deposited therein but for such clause.

         In general, the standard form of fire and extended coverage policy covers physical damage to or destruction of the improvements of the property by fire, lightning, explosion, smoke, windstorm and hail, and riot, strike and civil commotion, subject to the conditions and exclusions specified in each policy. Although the policies relating to the Whole Loans will be underwritten by different insurers under different state laws in accordance with different applicable state forms, and therefore will not contain identical terms and conditions, the basic terms thereof are dictated by respective state laws, and most such policies typically do not cover any physical damage resulting from war, revolution, governmental actions, floods and other water-related causes, earth movement (including earthquakes, landslides and mudflows), wet or dry rot, vermin, domestic animals and certain other kinds of uninsured risks.

         The hazard insurance policies covering the Mortgaged Properties securing the Whole Loans will typically contain a co-insurance clause that in effect requires the insured at all times to carry insurance of a specified percentage (generally 80% to 90%) of the full replacement value of the improvements on the property in order to recover the full amount of any partial loss. If the insured's coverage falls below this specified percentage, such clause generally provides that the insurer's liability in the event of partial loss does not exceed the lesser of (i) the replacement cost of the improvements less physical depreciation and (ii) such proportion of the loss as the amount of insurance carried bears to the specified percentage of the full replacement cost of such improvements.

         Each Agreement for a Trust Fund comprised of Whole Loans will require the Master Servicer to cause the mortgagor on each Whole Loan to maintain all such other insurance coverage with respect to the related Mortgaged Property as is consistent with the terms of the related Mortgage and the Servicing Standard, which insurance may typically include flood insurance (if the related Mortgaged Property was located at the time of origination in a federally designated flood area).

         Any cost incurred by the Master Servicer in maintaining any such insurance policy will be added to the amount owing under the Mortgage Loan where the terms of the Mortgage Loan so permit; provided, however, that the addition of such cost will not be taken into account for purposes of calculating the distribution to be made to Certificateholders. Such costs may be recovered by the Master Servicer or Sub-Servicer, as the case may be, from the Collection Account, with interest thereon, as provided by the Agreement.

         Under the terms of the Whole Loans, mortgagors will generally be required to present claims to insurers under hazard insurance policies maintained on the related Mortgaged Properties. The Master Servicer, on behalf of the Trustee and Certificateholders, is obligated to present or cause to be presented claims under any blanket insurance policy insuring against hazard losses on Mortgaged Properties securing the Whole Loans. However, the ability of the Master Servicer to present or cause to be presented such claims is dependent upon the extent to which information in this regard is furnished to the Master Servicer by mortgagors.

Fidelity Bonds and Errors and Omissions Insurance

         Unless otherwise specified in the related Prospectus Supplement, each Agreement will require that the Master Servicer obtain and maintain in effect a fidelity bond or similar form of insurance coverage (which may provide blanket coverage) or any combination thereof insuring against loss occasioned by fraud, theft or other intentional misconduct of the officers, employees and agents of the Master Servicer. The related Agreement will allow the Master Servicer to self-insure against loss occasioned by the errors and omissions of the officers, employees and agents of the Master Servicer so long as certain criteria set forth in the Agreement are met.

Due-on-Sale Provisions

         The Whole Loans may contain clauses requiring the consent of the mortgagee to any sale or other transfer of the related Mortgaged Property, or due-on-sale clauses entitling the mortgagee to accelerate payment of the Whole Loan upon any sale, transfer or conveyance of the related Mortgaged Property. Unless otherwise provided in the related Prospectus Supplement, the Master Servicer will generally enforce any due-on-sale clause to the extent it has knowledge of the conveyance or proposed conveyance of the underlying Mortgaged Property and it is entitled to do so under applicable law; provided, however, that the Master Servicer will not take any action in relation to the enforcement of any due-on-sale provision which would adversely affect or jeopardize coverage under any applicable insurance policy. Unless otherwise specified in the related Prospectus Supplement, any fee collected by or on behalf of the Master Servicer for entering into an assumption agreement will be retained by or on behalf of the Master Servicer as additional servicing compensation.

Retained Interest; Servicing Compensation and Payment of Expenses

         The Prospectus Supplement for a series of Certificates will specify whether there will be any Retained Interest in the Assets, and, if so, the initial owner thereof. If so, the Retained Interest will be established on a loan-by-loan basis and will be specified on an exhibit to the related Agreement. A "Retained Interest" in an Asset represents a specified portion of the interest payable thereon. The Retained Interest will be deducted from mortgagor payments as received and will not be part of the related Trust Fund.

         Unless otherwise specified in the related Prospectus Supplement, the Master Servicer's and a Sub-Servicer's primary servicing compensation with respect to a series of Securities will come from the periodic payment to it of a portion of the interest payment on each Asset. Since any Retained Interest and a Master Servicer's primary compensation are percentages of the principal balance of each Asset, such amounts will decrease in accordance with the amortization of the Assets. The Prospectus Supplement with respect to a series of Securities evidencing interests in a Trust Fund that includes Whole Loans may provide that, as additional compensation, the Master Servicer or the Sub-Servicers may retain all or a portion of assumption fees, modification fees, late payment charges or Prepayment Premiums collected from mortgagors and any interest or other income which may be earned on funds held in the Collection Account or any account established by a Sub-Servicer pursuant to the Agreement.

         The Master Servicer may, to the extent provided in the related Prospectus Supplement, pay from its servicing compensation certain expenses incurred in connection with its servicing and managing of the Assets, including, without limitation, payment of the fees and disbursements of the Trustee and independent accountants, payment of expenses incurred in connection with distributions and reports to Securityholders, and payment of any other expenses described in the related Prospectus Supplement. Certain other expenses, including certain expenses relating to defaults and liquidations on the Whole Loans and, to the extent so provided in the related Prospectus Supplement, interest thereon at the rate specified therein may be borne by the Trust Fund.

         If and to the extent provided in the related Prospectus Supplement, the Master Servicer may be required to apply a portion of the servicing compensation otherwise payable to it in respect of any Due Period to certain interest shortfalls resulting from the voluntary prepayment of any Whole Loans in the related Trust Fund during such period prior to their respective due dates therein.

Evidence as to Compliance

         Each Agreement relating to Assets which include Whole Loans will provide that on or before a specified date in each year, beginning with the first such date at least six months after the related Cut-off Date, a firm of independent public accountants will furnish a statement to the Trustee to the effect that, on the basis of the examination by such firm conducted substantially in compliance with either the Uniform Single Attestation Program for Mortgage Bankers, the Audit Program for Mortgages serviced for the Federal Home Loan Mortgage Corporation ("FHLMC") or such other audit or attestation program used by the Master Servicer, the servicing by or on behalf of the Master Servicer of mortgage loans under agreements substantially similar to each other (including the related Agreement) was conducted in compliance with the terms of such agreements or such program except for any significant exceptions or errors in records that, in the opinion of the firm, either the Audit Program for Mortgages serviced for FHLMC, or paragraph 4 of the Uniform Single Attestation Program for Mortgage Bankers, or such other audit or attestation program requires it to report. In rendering its statement such firm may rely, as to matters relating to the direct servicing of mortgage loans by Sub-Servicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FHLMC or such other audit or attestation program used by such Sub-Servicer (rendered within one year of such statement) of firms of independent public accountants with respect to the related Sub-Servicer.

         Each such Agreement will also provide for delivery to the Trustee, on or before a specified date in each year, of an annual statement signed by two officers of the Master Servicer to the effect that the Master Servicer has fulfilled its obligations under the Agreement throughout the preceding calendar year or other specified twelve-month period.

         Unless otherwise provided in the related Prospectus Supplement, copies of such annual accountants' statement and such statements of officers will be obtainable by Securityholders without charge upon written request to the Master Servicer at the address set forth in the related Prospectus Supplement.

Certain Matters Regarding a Master Servicer and the Depositor

         The Master Servicer, if any, or a servicer for substantially all the Whole Loans under each Agreement will be named in the related Prospectus Supplement. The entity serving as Master Servicer (or as such servicer) may be an affiliate of the Depositor and may have other normal business relationships with the Depositor or the Depositor's affiliates. Reference herein to the Master Servicer shall be deemed to be to the servicer of substantially all of the Whole Loans.

         Unless otherwise specified in the related Prospectus Supplement, the related Agreement will provide that the Master Servicer may resign from its obligations and duties thereunder only upon a determination that its duties under the Agreement are no longer permissible under applicable law or are in material conflict by reason of applicable law with any other activities carried on by it, the other activities of the Master Servicer so causing such a conflict being of a type and nature carried on by the Master Servicer at the date of the Agreement. No such resignation will become effective until the Trustee or a successor servicer has assumed the Master Servicer's obligations and duties under the Agreement.

         Unless otherwise specified in the related Prospectus Supplement, each Agreement will further provide that neither any Master Servicer, the Depositor nor any director, officer, employee, or agent of a Master Servicer or the Depositor will be under any liability to the related Trust Fund or Security holders for any action taken, or for refraining from the taking of any action, in good faith pursuant to the Agreement; provided, however, that neither a Master Servicer, the Depositor nor any such person will be protected against any breach of a representation, warranty or covenant made in such Agreement, or against any liability specifically imposed thereby, or against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder or by reason of reckless disregard of obligations and duties thereunder.

         Unless otherwise specified in the related Prospectus Supplement, each Agreement will further provide that any Master Servicer, the Depositor and any director, officer, employee or agent of a Master Servicer or the Depositor will be entitled to indemnification by the related Trust Fund and will be held harmless against any loss, liability or expense incurred in connection with any legal action relating to the Agreement or the Securities; provided, however, that such indemnification will not extend to any loss, liability or expense:

          (i) specifically imposed by such Agreement or otherwise incidental to the performance of obligations and duties thereunder, including, in the case of a Master Servicer, the prosecution of an enforcement action in respect of any specific Whole Loan or Whole Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to such Agreement);

          (ii) incurred in connection with any breach of a representation, warranty or covenant made in such Agreement;

         (iii) incurred by reason of misfeasance, bad faith or gross negligence in the performance of obligations or duties thereunder, or by reason of reckless disregard of such obligations or duties;

          (iv) incurred in connection with any violation of any state or federal securities law; or

          (v) imposed by any taxing authority if such loss, liability or expense is not specifically reimbursable pursuant to the terms of the related Agreement.

In addition, each Agreement will provide that neither any Master Servicer nor the Depositor will be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its respective responsibilities under the Agreement and which in its opinion may involve it in any expense or liability. Any such Master Servicer or the Depositor may, however, in its discretion undertake any such action which it may deem necessary or desirable with respect to the Agreement and the rights and duties of the parties thereto and the interests of the Securityholders thereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom will be expenses, costs and liabilities of the Securityholders, and the Master Servicer or the Depositor, as the case may be, will be entitled to be reimbursed therefor and to charge the Collection Account.

         Any person into which the Master Servicer or the Depositor may be merged or consolidated, or any person resulting from any merger or consolidation to which the Master Servicer or the Depositor is a party, or any person succeeding to the business of the Master Servicer or the Depositor, will be the successor of the Master Servicer or the Depositor, as the case may be, under the related Agreement.

Events of Default Under the Agreement

         Unless otherwise provided in the related Prospectus Supplement, Events of Default under the related Agreement will include:

          (i) any failure by the Master Servicer to distribute or cause to be distributed to Securityholders, or to remit to the Trustee or Indenture Trustee, as applicable, for distribution to Securityholders, any required payment that continues after a grace period, if any;

          (ii) any failure by the Master Servicer duly to observe or perform in any material respect any of its other covenants or obligations under the Agreement which continues unremedied for thirty days (or such other period specified in the related Prospectus Supplement) after written notice of such failure has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities evidencing not less than 25% of the Voting Rights;

         (iii) any breach of a representation or warranty made by the Master Servicer under the Agreement which materially and adversely affects the interests of Securityholders and which continues unremedied for thirty days (or such longer period specified in the related Prospectus Supplement) after written notice of such breach has been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer, the Depositor and the Trustee by the holders of Securities evidencing not less than 25% of the Voting Rights; and

          (iv) certain events of insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings and certain actions by or on behalf of the Master Servicer indicating its insolvency or inability to pay its obligations.

Material variations to the foregoing Events of Default (other than to shorten cure periods or eliminate notice requirements) will be specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, the Trustee shall, not later than the later of 60 days after the occurrence of any event which constitutes or, with notice or lapse of time or both, would constitute an Event of Default and five days after certain officers of the Trustee become aware of the occurrence of such an event, transmit by mail to the Depositor and all Securityholders of the applicable series notice of such occurrence, unless such default shall have been cured or waived.

         The manner of determining the "Voting Rights" of a Security or class or classes of Securities will be specified in the related Prospectus Supplement.

Rights Upon Event of Default Under the Agreement

         So long as an Event of Default under an Agreement remains unremedied, the Depositor or the Trustee may, and at the direction of holders of Securities evidencing not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights, the Trustee shall, terminate all of the rights and obligations of the Master Servicer under the Agreement and in and to the Mortgage Loans (other than as a Securityholder or as the owner of any Retained Interest), whereupon the Trustee will succeed to all of the responsibilities, duties and liabilities of the Master Servicer under the Agreement (except that if the Trustee is prohibited by law from obligating itself to make advances regarding delinquent Mortgage Loans, or if the related Prospectus Supplement so specifies, then the Trustee will not be obligated to make such advances) and will be entitled to similar compensation arrangements. Unless otherwise specified in the related Prospectus Supplement, in the event that the Trustee is unwilling or unable so to act, it may or, at the written request of the holders of Securities entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights, it shall appoint, or petition a court of competent jurisdiction for the appointment of, a loan servicing institution acceptable to the Rating Agency with a net worth at the time of such appointment of at least $15,000,000 (or such other amount specified in the related Prospectus Supplement) to act as successor to the Master Servicer under the Agreement. Pending such appointment, the Trustee is obligated to act in such capacity. The Trustee and any such successor may agree upon the servicing compensation to be paid, which in no event may be greater than the compensation payable to the Master Servicer under the Agreement.

         Unless otherwise described in the related Prospectus Supplement, the holders of Securities representing at least 66 2/3% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights allocated to the respective classes of Securities affected by any Event of Default will be entitled to waive such Event of Default; provided, however, that an Event of Default involving a failure to distribute a required payment to Securityholders described in clause (i) under "Events of Default" may be waived only by all of the Securityholders. Upon any such waiver of an Event of Default, such Event of Default shall cease to exist and shall be deemed to have been remedied for every purpose under the Agreement.

         No Securityholders will have the right under any Agreement to institute any proceeding with respect thereto unless such holder previously has given to the Trustee written notice of default and unless the holders of Securities evidencing not less than 25% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights have made written request upon the Trustee to institute such proceeding in its own name as Trustee thereunder and have offered to the Trustee reasonable indemnity, and the Trustee for sixty days (or such other number of days specified in the related Prospectus Supplement) has neglected or refused to institute any such proceeding. The Trustee, however, is under no obligation to exercise any of the trusts or powers vested in it by any Agreement or to make any investigation of matters arising thereunder or to institute, conduct or defend any litigation thereunder or in relation thereto at the request, order or direction of any of the holders of Securities covered by such Agreement, unless such Securityholders have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby.

Amendment

         Each Agreement may be amended by the parties thereto, without the consent of any of the holders of Securities covered by the Agreement:

          (i)  to cure any ambiguity or correct any mistake,

          (ii) to correct, modify or supplement any provision therein which may be inconsistent with any other provision therein or with the related Prospectus Supplement,

         (iii) to make any other provisions with respect to matters or questions arising under the Agreement which are not materially inconsistent with the provisions thereof, or

          (iv) to comply with any requirements imposed by the Code; provided that, in the case of clause (iii), such amendment will not (as evidenced by an opinion of counsel to such effect or a letter from the applicable Rating Agency that such amendment will not result in a reduction or withdrawal of its rating of the related Security) adversely affect in any material respect the interests of any holder of Securities covered by the Agreement.

Unless otherwise specified in the related Prospectus Supplement, each Agreement may also be amended by the Depositor, the Master Servicer, if any, and the Trustee, with the consent of the holders of Securities affected thereby evidencing not less than 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights, for any purpose; provided, however, that unless otherwise specified in the related Prospectus Supplement, no such amendment may:

          (i) reduce in any manner the amount of or delay the timing of, payments received or advanced on Mortgage Loans which are required to be distributed on any Security without the consent of the holder of such Security or

          (ii) reduce the consent percentages described in this paragraph without the consent of the holders of all Securities covered by such Agreement then outstanding.

However, with respect to any series of Securities as to which a REMIC election is to be made, the Trustee will not consent to any amendment of the Agreement unless it shall first have received an opinion of counsel to the effect that such amendment will not result in the imposition of a tax on the related Trust Fund or cause the related Trust Fund to fail to qualify as a REMIC at any time that the related Securities are outstanding.

The Trustee

         The Trustee under each Agreement or Trust Agreement will be named in the related Prospectus Supplement. The commercial bank, national banking association, banking corporation or trust company serving as Trustee may have a banking relationship with the Depositor and its affiliates and with any Master Servicer and its affiliates.

Duties of the Trustee

         The Trustee will make no representations as to the validity or sufficiency of any Agreement or Trust Agreement, the Securities or any Asset or related document and is not accountable for the use or application by or on behalf of any Master Servicer of any funds paid to the Master Servicer or its designee in respect of the Securities or the Assets, or deposited into or withdrawn from the Collection Account or any other account by or on behalf of the Master Servicer. If no Event of Default has occurred and is continuing, the Trustee is required to perform only those duties specifically required under the related Agreement or Trust Agreement, as applicable. However, upon receipt of the various certificates, reports or other instruments required to be furnished to it, the Trustee is required to examine such documents and to determine whether they conform to the requirements of the Agreement or Trust Agreement, as applicable.

Certain Matters Regarding the Trustee

         Unless otherwise specified in the related Prospectus Supplement, the Trustee and any director, officer, employee or agent of the Trustee shall be entitled to indemnification out of the Collection Account for any loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the Trustee's:

          (i) enforcing its rights and remedies and protecting the interests, of the Securityholders during the continuance of an Event of Default,

          (ii) defending or prosecuting any legal action in respect of the related Agreement or series of Securities,

         (iii) being the mortgagee of record with respect to the Mortgage Loans in a Trust Fund and the owner of record with respect to any Mortgaged Property acquired in respect thereof for the benefit of Securityholders, or (iv) acting or refraining from acting in good faith at the direction of the holders of the related series of Securities entitled to not less than 25% (or such other percentage as is specified in the related Agreement with respect to any particular matter) of the Voting Rights for such series; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the Trustee pursuant to the related Agreement, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties thereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made therein.

Resignation and Removal of the Trustee

         The Trustee may at any time resign from its obligations and duties under an Agreement by giving written notice thereof to the Depositor, the Master Servicer, if any, and all Securityholders. Upon receiving such notice of resignation, the Depositor is required promptly to appoint a successor trustee acceptable to the Master Servicer, if any. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

         If at any time the Trustee shall cease to be eligible to continue as such under the related Agreement, or if at any time the Trustee shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or if a change in the financial condition of the Trustee has adversely affected or will adversely affect the rating on any class of the Securities, then the Depositor may remove the Trustee and appoint a successor trustee acceptable to the Master Servicer, if any. Holders of the Securities of any series entitled to at least 51% (or such other percentage specified in the related Prospectus Supplement) of the Voting Rights for such series may at any time remove the Trustee without cause and appoint a successor trustee.

         Any resignation or removal of the Trustee and appointment of a successor trustee shall not become effective until acceptance of appointment by the successor trustee.

Certain Terms of the Indenture

         Events of Default. Unless otherwise specified in the related Prospectus Supplement, Events of Default under the Indenture for each Series of Notes include:

          (i) a default for thirty (30) days (or such other number of days specified in such Prospectus Supplement) or more in the payment of any principal of or interest on any Note of such series;

          (ii) failure to perform any other covenant of the Depositor or the Trust Fund in the Indenture which continues for a period of sixty (60) days (or such other number of days specified in such Prospectus Supplement) after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement;

         (iii) any representation or warranty made by the Depositor or the Trust Fund in the Indenture or in any certificate or other writing delivered pursuant thereto or in connection therewith with respect to or affecting such series having been incorrect in a material respect as of the time made, and such breach is not cured within sixty (60) days (or such other number of days specified in such Prospectus Supplement) after notice thereof is given in accordance with the procedures described in the related Prospectus Supplement;

          (iv) certain events of bankruptcy, insolvency, receivership or liquidation of the Depositor or the Trust Fund; or

          (v) any other Event of Default provided with respect to Notes of that series.

         If an Event of Default with respect to the Notes of any series at the time outstanding occurs and is continuing, either the Indenture Trustee or the holders of a majority of the then aggregate outstanding amount of the Notes of such series may declare the principal amount (or, if the Notes of that series are Accrual Securities, such portion of the principal amount as may be specified in the terms of that series, as provided in the related Prospectus Supplement) of all the Notes of such series to be due and payable immediately. Such declaration may, under certain circumstances, be rescinded and annulled by the holders of a majority in aggregate outstanding amount of the Notes of such series.

         If, following an Event of Default with respect to any series of Notes, the Notes of such series have been declared to be due and payable, the Indenture Trustee may, in its discretion, notwithstanding such acceleration, elect to maintain possession of the collateral securing the Notes of such series and to continue to apply distributions on such collateral as if there had been no declaration of acceleration if such collateral continues to provide sufficient funds for the payment of principal of and interest on the Notes of such series as they would have become due if there had not been such a declaration. In addition, the Indenture Trustee may not sell or otherwise liquidate the collateral securing the Notes of a series following an Event of Default, other than a default in the payment of any principal or interest on any Note of such series for thirty (30) days or more, unless:

          (a) the holders of 100% (or such other percentage specified in the related Prospectus Supplement) of the then aggregate outstanding amount of the Notes of such series consent to such sale,

          (b) the proceeds of such sale or liquidation are sufficient to pay in full the principal of and accrued interest, due and unpaid, on the outstanding Notes of such series at the date of such sale or

          (c) the Indenture Trustee determines that such collateral would not be sufficient on an ongoing basis to make all payments on such Notes as such payments would have become due if such Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the holders of 66 2/3% (or such other percentage specified in the related Prospectus Supplement) of the then aggregate outstanding amount of the Notes of such series.

         In the event that the Indenture Trustee liquidates the collateral in connection with an Event of Default involving a default for thirty (30) days (or such other number of days specified in the related Prospectus Supplement) or more in the payment of principal of or interest on the Notes of a series, the Indenture provides that the Indenture Trustee will have a prior lien on the proceeds of any such liquidation for unpaid fees and expenses. As a result, upon the occurrence of such an Event of Default, the amount available for distribution to the Noteholders would be less than would otherwise be the case. However, the Indenture Trustee may not institute a proceeding for the enforcement of its lien except in connection with a proceeding for the enforcement of the lien of the Indenture for the benefit of the Noteholders after the occurrence of such an Event of Default.

         Unless otherwise specified in the related Prospectus Supplement, in the event the principal of the Notes of a series is declared due and payable, as described above, the holders of any such Notes issued at a discount from par may be entitled to receive no more than an amount equal to the unpaid principal amount thereof less the amount of such discount which is unamortized.

         Subject to the provisions of the Indenture relating to the duties of the Indenture Trustee, in case an Event of Default shall occur and be continuing with respect to a series of Notes, the Indenture Trustee shall be under no obligation to exercise any of the rights or powers under the Indenture at the request or direction of any of the holders of Notes of such series, unless such holders offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in complying with such request or direction. Subject to such provisions for indemnification and certain limitations contained in the Indenture, the holders of a majority of the then aggregate outstanding amount of the Notes of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such series, and the holders of a majority of the then aggregate outstanding amount of the Notes of such series may, in certain cases, waive any default with respect thereto, except a default in the payment of principal or interest or a default in respect of a covenant or provision of the Indenture that cannot be modified without the waiver or consent of all the holders of the outstanding Notes of such series affected thereby.

         Discharge of the Indenture. The Indenture will be discharged with respect to a series of Notes (except with respect to certain continuing rights specified in the Indenture) upon the delivery to the Indenture Trustee for cancellation of all the Notes of such series or, with certain limitations, upon deposit with the Indenture Trustee of funds sufficient for the payment in full of all of the Notes of such series.

         In addition to such discharge with certain limitations, the Indenture will provide that, if so specified with respect to the Notes of any series, the related Trust Fund will be discharged from any and all obligations in respect of the Notes of such series (except for certain obligations relating to temporary Notes and exchange of Notes, to register the transfer of or exchange Notes of such series, to replace stolen, lost or mutilated Notes of such series, to maintain paying agencies and to hold monies for payment in trust) upon the deposit with the Indenture Trustee, in trust, of money and/or direct obligations of or obligations guaranteed by the United States of America which through the payment of interest and principal in respect thereof in accordance with their terms will provide money in an amount sufficient to pay the principal of and each installment of interest on the Notes of such series on the maturity date for such Notes and any installment of interest on such Notes in accordance with the terms of the Indenture and the Notes of such series. In the event of any such defeasance and discharge of Notes of such series, holders of Notes of such series would be able to look only to such money and/or direct obligations for payment of principal and interest, if any, on their Notes until maturity.

         Indenture Trustee's Annual Report. The Indenture Trustee for each series of Notes will be required to mail each year to all related Noteholders a brief report relating to its eligibility and qualification to continue as Indenture Trustee under the related Indenture, any amounts advanced by it under the Indenture, the amount, interest rate and maturity date of certain indebtedness owing by such Trust to the applicable Indenture Trustee in its individual capacity, the property and funds physically held by such Indenture Trustee as such and any action taken by it that materially affects such Notes and that has not been previously reported.

         The Indenture Trustee. The Indenture Trustee for a series of Notes will be specified in the related Prospectus Supplement. The Indenture Trustee for any series may resign at any time, in which event the Depositor will be obligated to appoint a successor trustee for such series. The Depositor may also remove any such Indenture Trustee if such Indenture Trustee ceases to be eligible to continue as such under the related Indenture or if such Indenture Trustee becomes insolvent. In such circumstances the Depositor will be obligated to appoint a successor trustee for the applicable series of Notes. Any resignation or removal of the Indenture Trustee and appointment of a successor trustee for any series of Notes does not become effective until acceptance of the appointment by the successor trustee for such series.

         The bank or trust company serving as Indenture Trustee may have a banking relationship with the Depositor or any of its affiliates or the Master Servicer or any of its affiliates.

                         DESCRIPTION OF CREDIT SUPPORT

General

         For any series of Securities Credit Support may be provided with respect to one or more classes thereof or the related Assets. Credit Support may be in the form of the subordination of one or more classes of Securities, letters of credit, insurance policies, guarantees, the establishment of one or more reserve funds or another method of Credit Support described in the related Prospectus Supplement, or any combination of the foregoing. If so provided in the related Prospectus Supplement, any form of Credit Support may be structured so as to be drawn upon by more than one series to the extent described therein.

         Unless otherwise provided in the related Prospectus Supplement for a series of Securities the Credit Support will not provide protection against all risks of loss and will not guarantee repayment of the entire Security Balance of the Securities and interest thereon. If losses or shortfalls occur that exceed the amount covered by Credit Support or that are not covered by Credit Support, Securityholders will bear their allocable share of deficiencies. Moreover, if a form of Credit Support covers more than one series of Securities (each, a "Covered Trust"), holders of Securities evidencing interests in any of such Covered Trusts will be subject to the risk that such Credit Support will be exhausted by the claims of other Covered Trusts prior to such Covered Trust receiving any of its intended share of such coverage.

         If Credit Support is provided with respect to one or more classes of Securities of a series, or the related Assets, the related Prospectus Supplement will include a description of:

          (a)  the nature and amount of coverage under such Credit Support,

          (b) any conditions to payment thereunder not otherwise described herein,

          (c) the conditions (if any) under which the amount of coverage under such Credit Support may be reduced and under which such Credit Support may be terminated or replaced and

          (d) the material provisions relating to such Credit Support. Additionally, the related Prospectus Supplement will set forth certain information with respect to the obligor under any instrument of Credit Support, including

                    (i) a brief description of its principal business activities,

                    (ii) its principal place of business, place of
                         incorporation and the jurisdiction under which it is chartered or licensed to do business,

                   (iii) if applicable, the identity of regulatory agencies
                         that exercise primary jurisdiction over the conduct of its business and

                    (iv) its total assets, and its stockholders' or
                         policyholders' surplus, if applicable, as of the date specified in the Prospectus Supplement.

See "Risk Factors--Credit Support Limitations--Risk That Credit Support Will Not Cover All Losses."

Subordinate Securities

         If so specified in the related Prospectus Supplement, one or more classes of Securities of a series may be Subordinate Securities. To the extent specified in the related Prospectus Supplement, the rights of the holders of Subordinate Securities to receive distributions of principal and interest from the Collection Account on any Distribution Date will be subordinated to such rights of the holders of Senior Securities. If so provided in the related Prospectus Supplement, the subordination of a class may apply only in the event of (or may be limited to) certain types of losses or shortfalls. The related Prospectus Supplement will set forth information concerning the amount of subordination of a class or classes of Subordinate Securities in a series, the circumstances in which such subordination will be applicable and the manner, if any, in which the amount of subordination will be effected.

Cross-Support Provisions

         If the Assets for a series are divided into separate groups, each supporting a separate class or classes of Securities of a series, credit support may be provided by cross-support provisions requiring that distributions be made on Senior Securities evidencing interests in one group of Assets prior to distributions on Subordinate Securities evidencing interests in a different group of Assets within the Trust Fund. The Prospectus Supplement for a series that includes a cross-support provision will describe the manner and conditions for applying such provisions.

Insurance or Guarantees

         If so provided in the Prospectus Supplement for a series of Securities, the Whole Loans in the related Trust Fund will be covered for various default risks by insurance policies or guarantees.

Letter of Credit

         If so provided in the Prospectus Supplement for a series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by one or more letters of credit, issued by a bank or financial institution specified in such Prospectus Supplement (the "L/C Bank"). Under a letter of credit, the L/C Bank will be obligated to honor draws thereunder in an aggregate fixed dollar amount, net of unreimbursed payments thereunder, generally equal to a percentage specified in the related Prospectus Supplement of the aggregate principal balance of the Assets on the related Cut-off Date or of the initial aggregate Security Balance of one or more classes of Securities. If so specified in the related Prospectus Supplement, the letter of credit may permit draws in the event of only certain types of losses and shortfalls. The amount available under the letter of credit will, in all cases, be reduced to the extent of the unreimbursed payments thereunder and may otherwise be reduced as described in the related Prospectus Supplement. The obligations of the L/C Bank under the letter of credit for each series of Securities will expire at the earlier of the date specified in the related Prospectus Supplement or the termination of the Trust Fund.

Insurance Policies and Surety Bonds

         If so provided in the Prospectus Supplement for a series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by insurance policies and/or surety bonds provided by one or more insurance companies or sureties. Such instruments may cover, with respect to one or more classes of Securities of the related series, timely distributions of interest and/or full distributions of principal on the basis of a schedule of principal distributions set forth in or determined in the manner specified in the related Prospectus Supplement.

Reserve Funds

         If so provided in the Prospectus Supplement for a series of Securities, deficiencies in amounts otherwise payable on such Securities or certain classes thereof will be covered by one or more reserve funds in which cash, a letter of credit, Permitted Investments, a demand note or a combination thereof will be deposited, in the amounts so specified in such Prospectus Supplement. The reserve funds for a series may also be funded over time by depositing therein a specified amount of the distributions received on the related Assets as specified in the related Prospectus Supplement.

         Amounts on deposit in any reserve fund for a series, together with the reinvestment income thereon, if any, will be applied for the purposes, in the manner, and to the extent specified in the related Prospectus Supplement. A reserve fund may be provided to increase the likelihood of timely distributions of principal of and interest on the Certificates. If so specified in the related Prospectus Supplement, reserve funds may be established to provide limited protection against only certain types of losses and shortfalls. Following each Distribution Date amounts in a reserve fund in excess of any amount required to be maintained therein may be released from the reserve fund under the conditions and to the extent specified in the related Prospectus Supplement and will not be available for further application to the Securities.

         Moneys deposited in any Reserve Funds will be invested in Permitted Investments, except as otherwise specified in the related Prospectus Supplement. Unless otherwise specified in the related Prospectus Supplement, any reinvestment income or other gain from such investments will be credited to the related Reserve Fund for such series, and any loss resulting from such investments will be charged to such Reserve Fund. However, such income may be payable to any related Master Servicer or another service provider as additional compensation. The Reserve Fund, if any, for a series will not be a part of the Trust Fund unless otherwise specified in the related Prospectus Supplement.

         Additional information concerning any Reserve Fund will be set forth in the related Prospectus Supplement, including the initial balance of such Reserve Fund, the balance required to be maintained in the Reserve Fund, the manner in which such required balance will decrease over time, the manner of funding such Reserve Fund, the purposes for which funds in the Reserve Fund may be applied to make distributions to Securityholders and use of investment earnings from the Reserve Fund, if any.

Credit Support With Respect to MBS

         If so provided in the Prospectus Supplement for a series of Securities, the MBS in the related Trust Fund and/or the Mortgage Loans underlying such MBS may be covered by one or more of the types of Credit Support described herein. The related Prospectus Supplement will specify as to each such form of Credit Support the information indicated above with respect thereto, to the extent such information is material and available.

                    CERTAIN LEGAL ASPECTS OF MORTGAGE LOANS

         The following discussion contains summaries, which are general in nature, of certain state law legal aspects of loans secured by single-family or multi-family residential properties. Because such legal aspects are governed primarily by the applicable laws of the state in which the related Mortgaged Property is located (which laws may differ substantially), the summaries do not purport to be complete nor to reflect the laws of any particular state, nor to encompass the laws of all states in which the security for the Mortgage Loans is situated. The summaries are qualified in their entirety by reference to the applicable federal and state laws governing the Mortgage Loans. See "Description of the Trust Funds--Assets."

General

         All of the Mortgage Loans are loans evidenced by a note or bond and secured by instruments granting a security interest in real property which may be mortgages, deeds of trust, security deeds or deeds to secure debt, depending upon the prevailing practice and law in the state in which the Mortgaged Property is located. Mortgages, deeds of trust and deeds to secure debt are herein collectively referred to as "mortgages." Any of the foregoing types of mortgages will create a lien upon, or grant a title interest in, the subject property, the priority of which will depend on the terms of the particular security instrument, as well as separate, recorded, contractual arrangements with others holding interests in the mortgaged property, the knowledge of the parties to such instrument as well as the order of recordation of the instrument in the appropriate public recording office. However, recording does not generally establish priority over governmental claims for real estate taxes and assessments and other charges imposed under governmental police powers.

Types of Mortgage Instruments

         A mortgage either creates a lien against or constitutes a conveyance of real property between two parties--a mortgagor (the borrower and usually the owner of the subject property) and a mortgagee (the lender). In contrast, a deed of trust is a three-party instrument, among a trustor (the equivalent of a mortgagor), a trustee to whom the mortgaged property is conveyed, and a beneficiary (the lender) for whose benefit the conveyance is made. As used in this Prospectus, unless the context otherwise requires, "mortgagor" includes the trustor under a deed of trust and a grantor under a security deed or a deed to secure debt. Under a deed of trust, the mortgagor grants the property, irrevocably until the debt is paid, in trust, generally with a power of sale as security for the indebtedness evidenced by the related note. A deed to secure debt typically has two parties. By executing a deed to secure debt, the grantor conveys title to, as opposed to merely creating a lien upon, the subject property to the grantee until such time as the underlying debt is repaid, generally with a power of sale as security for the indebtedness evidenced by the related mortgage note. In case the mortgagor under a mortgage is a land trust, there would be an additional party because legal title to the property is held by a land trustee under a land trust agreement for the benefit of the mortgagor. At origination of a mortgage loan involving a land trust, the mortgagor executes a separate undertaking to make payments on the mortgage note. The mortgagee's authority under a mortgage, the trustee's authority under a deed of trust and the grantee's authority under a deed to secure debt are governed by the express provisions of the mortgage, the law of the state in which the real property is located, certain federal laws (including, without limitation, the Soldiers' and Sailors' Civil Relief Act of
1940) and, in some cases, in deed of trust transactions, the directions of the beneficiary.

Interest In Real Property

         The real property covered by a mortgage, deed of trust, security deed or deed to secure debt is most often the fee estate in land and improvements. However, such an instrument may encumber other interests in real property such as a tenant's interest in a lease of land or improvements, or both, and the leasehold estate created by such lease. An instrument covering an interest in real property other than the fee estate requires special provisions in the instrument creating such interest or in the mortgage, deed of trust, security deed or deed to secure debt, to protect the mortgagee against termination of such interest before the mortgage, deed of trust, security deed or deed to secure debt is paid. Unless otherwise specified in the Prospectus Supplement, the Depositor or the Asset Seller will make certain representations and warranties in the Agreement with respect to any Mortgage Loans that are secured by an interest in a leasehold estate. Such representation and warranties, if applicable, will be set forth in the Prospectus Supplement.

Cooperative Loans

         If specified in the Prospectus Supplement relating to a series of Offered Securities, the Mortgage Loans may also consist of cooperative apartment loans ("Cooperative Loans") secured by security interests in shares issued by a cooperative housing corporation (a "Cooperative") and in the related proprietary leases or occupancy agreements granting exclusive rights to occupy specific dwelling units in the cooperatives' buildings. The security agreement will create a lien upon, or grant a title interest in, the property which it covers, the priority of which will depend on the terms of the particular security agreement as well as the order of recordation of the agreement in the appropriate recording office. Such a lien or title interest is not prior to the lien for real estate taxes and assessments and other charges imposed under governmental police powers.

         Each cooperative owns in fee or has a leasehold interest in all the real property and owns in fee or leases the building and all separate dwelling units therein. The cooperative is directly responsible for property management and, in most cases, payment of real estate taxes, other governmental impositions and hazard and liability insurance. If there is a blanket mortgage or mortgages on the cooperative apartment building or underlying land, as is generally the case, or an underlying lease of the land, as is the case in some instances, the cooperative, as property mortgagor, or lessee, as the case may be, is also responsible for meeting these mortgage or rental obligations. A blanket mortgage is ordinarily incurred by the cooperative in connection with either the construction or purchase of the cooperative's apartment building or obtaining of capital by the cooperative. The interest of the occupant under proprietary leases or occupancy agreements as to which that cooperative is the landlord are generally subordinate to the interest of the holder of a blanket mortgage and to the interest of the holder of a land lease. If the cooperative is unable to meet the payment obligations (i) arising under a blanket mortgage, the mortgagee holding a blanket mortgage could foreclose on that mortgage and terminate all subordinate proprietary leases and occupancy agreements or (ii) arising under its land lease, the holder of the landlord's interest under the land lease could terminate it and all subordinate proprietary leases and occupancy agreements. Also, a blanket mortgage on a cooperative may provide financing in the form of a mortgage that does not fully amortize, with a significant portion of principal being due in one final payment at maturity. The inability of the cooperative to refinance a mortgage and its consequent inability to make such final payment could lead to foreclosure by the mortgagee. Similarly, a land lease has an expiration date and the inability of the cooperative to extend its term or, in the alternative, to purchase the land could lead to termination of the cooperatives's interest in the property and termination of all proprietary leases and occupancy agreement. In either event, a foreclosure by the holder of a blanket mortgage or the termination of the underlying lease could eliminate or significantly diminish the value of any collateral held by the lender that financed the purchase by an individual tenant stockholder of cooperative shares or, in the case of the Mortgage Loans, the collateral securing the Cooperative Loans.

         The cooperative is owned by tenant-stockholders who, through ownership of stock or shares in the corporation, receive proprietary lease or occupancy agreements which confer exclusive rights to occupy specific units. Generally, a tenant-stockholder of a cooperative must make a monthly payment to the cooperative representing such tenant-stockholder's pro rata share of the cooperative's payments for its blanket mortgage, real property taxes, maintenance expenses and other capital or ordinary expenses. An ownership interest in a cooperative and accompanying occupancy rights are financed through a cooperative share loan evidenced by a promissory note and secured by an assignment of and a security interest in the occupancy agreement or proprietary lease and a security interest in the related cooperative shares. The lender generally takes possession of the share certificate and a counterpart of the proprietary lease or occupancy agreement and a financing statement covering the proprietary lease or occupancy agreement and the cooperative shares is filed in the appropriate state and local offices to perfect the lender's interest in its collateral. Subject to the limitations discussed below, upon default of the tenant-stockholder, the lender may sue for judgment on the promissory note, dispose of the collateral at a public or private sale or otherwise proceed against the collateral or tenant-stockholder as an individual as provided in the security agreement covering the assignment of the proprietary lease or occupancy agreement and the pledge of cooperative shares. See "Foreclosure--Cooperatives" below.

Foreclosure

     General

         Foreclosure is a legal procedure that allows the mortgagee to recover its mortgage debt by enforcing its rights and available legal remedies under the mortgage. If the mortgagor defaults in payment or performance of its obligations under the note or mortgage, the mortgagee has the right to institute foreclosure proceedings to sell the mortgaged property at public auction to satisfy the indebtedness.

         Foreclosure procedures with respect to the enforcement of a mortgage vary from state to state. Two primary methods of foreclosing a mortgage are judicial foreclosure and non-judicial foreclosure pursuant to a power of sale granted in the mortgage instrument. There are several other foreclosure procedures available in some states that are either infrequently used or available only in certain limited circumstances, such as strict foreclosure.

     Judicial Foreclosure

         A judicial foreclosure proceeding is conducted in a court having jurisdiction over the mortgaged property. Generally, the action is initiated by the service of legal pleadings upon all parties having an interest of record in the real property. Delays in completion of the foreclosure may occasionally result from difficulties in locating defendants. When the lender's right to foreclose is contested, the legal proceedings can be time-consuming. Upon successful completion of a judicial foreclosure proceeding, the court generally issues a judgment of foreclosure and appoints a referee or other officer to conduct a public sale of the mortgaged property, the proceeds of which are used to satisfy the judgment. Such sales are made in accordance with procedures that vary from state to state.

     Equitable Limitations on Enforceability of Certain Provisions

         United States courts have traditionally imposed general equitable principles to limit the remedies available to a mortgagee in connection with foreclosure. These equitable principles are generally designed to relieve the mortgagor from the legal effect of mortgage defaults, to the extent that such effect is perceived as harsh or unfair. Relying on such principles, a court may alter the specific terms of a loan to the extent it considers necessary to prevent or remedy an injustice, undue oppression or overreaching, or may require the lender to undertake affirmative and expensive actions to determine the cause of the mortgagor's default and the likelihood that the mortgagor will be able to reinstate the loan. In some cases, courts have substituted their judgment for the lender's and have required that lenders reinstate loans or recast payment schedules in order to accommodate mortgagors who are suffering from a temporary financial disability. In other cases, courts have limited the right of the lender to foreclose if the default under the mortgage is not monetary, e.g., the mortgagor failed to maintain the mortgaged property adequately or the mortgagor executed a junior mortgage on the mortgaged property. The exercise by the court of its equity powers will depend on the individual circumstances of each case presented to it. Finally, some courts have been faced with the issue of whether federal or state constitutional provisions reflecting due process concerns for adequate notice require that a mortgagor receive notice in addition to statutorily-prescribed minimum notice. For the most part, these cases have upheld the reasonableness of the notice provisions or have found that a public sale under a mortgage providing for a power of sale does not involve sufficient state action to afford constitutional protections to the mortgagor.

     Non-Judicial Foreclosure/Power of Sale

         Foreclosure of a deed of trust is generally accomplished by a non-judicial trustee's sale pursuant to the power of sale granted in the deed of trust. A power of sale is typically granted in a deed of trust. It may also be contained in any other type of mortgage instrument. A power of sale allows a non-judicial public sale to be conducted generally following a request from the beneficiary/lender to the trustee to sell the property upon any default by the mortgagor under the terms of the mortgage note or the mortgage instrument and after notice of sale is given in accordance with the terms of the mortgage instrument, as well as applicable state law. In some states, prior to such sale, the trustee under a deed of trust must record a notice of default and notice of sale and send a copy to the mortgagor and to any other party who has recorded a request for a copy of a notice of default and notice of sale. In addition, in some states the trustee must provide notice to any other party having an interest of record in the real property, including junior lienholders. A notice of sale must be posted in a public place and, in most states, published for a specified period of time in one or more newspapers. The mortgagor or junior lienholder may then have the right, during a reinstatement period required in some states, to cure the default by paying the entire actual amount in arrears (without acceleration) plus the expenses incurred in enforcing the obligation. In other states, the mortgagor or the junior lienholder is not provided a period to reinstate the loan, but has only the right to pay off the entire debt to prevent the foreclosure sale. Generally, the procedure for public sale, the parties entitled to notice, the method of giving notice and the applicable time periods are governed by state law and vary among the states. Foreclosure of a deed to secure debt is also generally accomplished by a non-judicial sale similar to that required by a deed of trust, except that the lender or its agent, rather than a trustee, is typically empowered to perform the sale in accordance with the terms of the deed to secure debt and applicable law.

     Public Sale

         A third party may be unwilling to purchase a mortgaged property at a public sale because of the difficulty in determining the value of such property at the time of sale, due to, among other things, redemption rights which may exist and the possibility of physical deterioration of the property during the foreclosure proceedings. For these reasons, it is common for the lender to purchase the mortgaged property for an amount equal to or less than the underlying debt and accrued and unpaid interest plus the expenses of foreclosure. Generally, state law controls the amount of foreclosure costs and expenses which may be recovered by a lender. Thereafter, subject to the mortgagor's right in some states to remain in possession during a redemption period, if applicable, the lender will become the owner of the property and have both the benefits and burdens of ownership of the mortgaged property. For example, the lender will become obligated to pay taxes, obtain casualty insurance and to make such repairs at its own expense as are necessary to render the property suitable for sale. The lender will commonly obtain the services of a real estate broker and pay the broker's commission in connection with the sale of the property. Depending upon market conditions, the ultimate proceeds of the sale of the property may not equal the lender's investment in the property. Moreover, a lender commonly incurs substantial legal fees and court costs in acquiring a mortgaged property through contested foreclosure and/or bankruptcy proceedings. Generally, state law controls the amount of foreclosure expenses and costs, including attorneys' fees, that may be recovered by a lender.

         A junior mortgagee may not foreclose on the property securing the junior mortgage unless it forecloses subject to senior mortgages and any other prior liens, in which case it may be obliged to make payments on the senior mortgages to avoid their foreclosure. In addition, in the event that the foreclosure of a junior mortgage triggers the enforcement of a "due-on-sale" clause contained in a senior mortgage, the junior mortgagee may be required to pay the full amount of the senior mortgage to avoid its foreclosure. Accordingly, with respect to those Mortgage Loans, if any, that are junior mortgage loans, if the lender purchases the property the lender's title will be subject to all senior mortgages, prior liens and certain governmental liens.

         The proceeds received by the referee or trustee from the sale are applied first to the costs, fees and expenses of sale and then in satisfaction of the indebtedness secured by the mortgage under which the sale was conducted. Any proceeds remaining after satisfaction of senior mortgage debt are generally payable to the holders of junior mortgages and other liens and claims in order of their priority, whether or not the mortgagor is in default. Any additional proceeds are generally payable to the mortgagor. The payment of the proceeds to the holders of junior mortgages may occur in the foreclosure action of the senior mortgage or a subsequent ancillary proceeding or may require the institution of separate legal proceedings by such holders.

     Rights of Redemption

         The purposes of a foreclosure action are to enable the mortgagee to realize upon its security and to bar the mortgagor, and all persons who have an interest in the property which is subordinate to the mortgage being foreclosed, from exercise of their "equity of redemption." The doctrine of equity of redemption provides that, until the property covered by a mortgage has been sold in accordance with a properly conducted foreclosure and foreclosure sale, those having an interest which is subordinate to that of the foreclosing mortgagee have an equity of redemption and may redeem the property by paying the entire debt with interest. In addition, in some states, when a foreclosure action has been commenced, the redeeming party must pay certain costs of such action. Those having an equity of redemption must generally be made parties and joined in the foreclosure proceeding in order for their equity of redemption to be cut off and terminated.

         The equity of redemption is a common-law (non-statutory) right which exists prior to completion of the foreclosure, is not waivable by the mortgagor, must be exercised prior to foreclosure sale and should be distinguished from the post-sale statutory rights of redemption. In some states, after sale pursuant to a deed of trust or foreclosure of a mortgage, the mortgagor and foreclosed junior lienors are given a statutory period in which to redeem the property from the foreclosure sale. In some states, statutory redemption may occur only upon payment of the foreclosure sale price. In other states, redemption may be authorized if the former mortgagor pays only a portion of the sums due. The effect of a statutory right of redemption is to diminish the ability of the lender to sell the foreclosed property. The exercise of a right of redemption would defeat the title of any purchaser from a foreclosure sale or sale under a deed of trust. Consequently, the practical effect of the redemption right is to force the lender to maintain the property and pay the expenses of ownership until the redemption period has expired. In some states, a post-sale statutory right of redemption may exist following a judicial foreclosure, but not following a trustee's sale under a deed of trust.

         Under the REMIC Provisions currently in effect, property acquired by foreclosure generally must not be held for more than three years. Unless otherwise provided in the related Prospectus Supplement, with respect to a series of Securities for which an election is made to qualify the Trust Fund or a part thereof as a REMIC, the Agreement will permit foreclosed property to be held for more than three years if the Internal Revenue Service grants an extension of time within which to sell such property or independent counsel renders an opinion to the effect that holding such property for such additional period is permissible under the REMIC Provisions.

     Cooperative Loans

         The cooperative shares owned by the tenant-stockholder and pledged to the lender are, in almost all cases, subject to restrictions on transfer as set forth in the Cooperative's Certificate of Incorporation and By-laws, as well as the proprietary lease or occupancy agreement, and may be cancelled by the cooperative for failure by the tenant-stockholder to pay rent or other obligations or charges owed by such tenant-stockholder, including mechanics' liens against the cooperative apartment building incurred by such tenant-stockholder. The proprietary lease or occupancy agreement generally permit the Cooperative to terminate such lease or agreement in the event an obligor fails to make payments or defaults in the performance of covenants required thereunder. Typically, the lender and the Cooperative enter into a recognition agreement which establishes the rights and obligations of both parties in the event of a default by the tenant-stockholder under the proprietary lease or occupancy agreement will usually constitute a default under the security agreement between the lender and the tenant-stockholder.

         The recognition agreement generally provides that, in the event that the tenant-stockholder has defaulted under the proprietary lease or occupancy agreement, the Cooperative will take no action to terminate such lease or agreement until the lender has been provided with an opportunity to cure the default. The recognition agreement typically provides that if the proprietary lease or occupancy agreement is terminated, the Cooperative will recognize the lender's lien against proceeds from the sale of the Cooperative apartment, subject, however, to the Cooperative's right to sums due under such proprietary lease or occupancy agreement. The total amount owed to the Cooperative by the tenant-stockholder, which the lender generally cannot restrict and does not monitor, could reduce the value of the collateral below the outstanding principal balance of the Cooperative Loan and accrued and unpaid interest thereon.

         Recognition agreements also provide that in the event of a foreclosure on a Cooperative Loan, the lender must obtain the approval or consent of the Cooperative as required by the proprietary lease before transferring the Cooperative shares or assigning the proprietary lease. Generally, the lender is not limited in any rights it may have to dispossess the tenant-stockholders.

         In some states, foreclosure on the Cooperative shares is accomplished by a sale in accordance with the provisions of Article 9 of the UCC and the security agreement relating to those shares. Article 9 of the UCC requires that a sale be conducted in a "commercially reasonable" manner. Whether a foreclosure sale has been conducted in a "commercially reasonable" manner will depend on the facts in each case. In determining commercial reasonableness, a court will look to the notice given the debtor and the method, manner, time, place and terms of the foreclosure. Generally, a sale conducted according to the usual practice of banks selling similar collateral will be considered reasonably conducted.

         Article 9 of the UCC provides that the proceeds of the sale will be applied first to pay the costs and expenses of the sale and then to satisfy the indebtedness secured by the lender's security interest. The recognition agreement, however, generally provides that the lender's right to reimbursement is subject to the right of the Cooperatives to receive sums due under the proprietary lease or occupancy agreement. If there are proceeds remaining, the lender must account to the tenant-stockholder for the surplus. Conversely, if a portion of the indebtedness remains unpaid, the tenant-stockholder is generally responsible for the deficiency.

         In the case of foreclosure on a building which was converted from a rental building to a building owned by a Cooperative under a non-eviction plan, some states require that a purchaser at a foreclosure sale take the property subject to rent control and rent stabilization laws which apply to certain tenants who elected to remain in the building was so converted.

Junior Mortgages

         Some of the Mortgage Loans may be secured by junior mortgages or deeds of trust, which are subordinate to first or other senior mortgages or deeds of trust held by other lenders. The rights of the Trust Fund as the holder of a junior deed of trust or a junior mortgage are subordinate in lien and in payment to those of the holder of the senior mortgage or deed of trust, including the prior rights of the senior mortgagee or beneficiary to receive and apply hazard insurance and condemnation proceeds and, upon default of the mortgagor, to cause a foreclosure on the property. Upon completion of the foreclosure proceedings by the holder of the senior mortgage or the sale pursuant to the deed of trust, the junior mortgagee's or junior beneficiary's lien will be extinguished unless the junior lienholder satisfies the defaulted senior loan or asserts its subordinate interest in a property in foreclosure proceedings. See "--Foreclosure" herein.

         Furthermore, because the terms of the junior mortgage or deed of trust are subordinate to the terms of the first mortgage or deed of trust, in the event of a conflict between the terms of the first mortgage or deed of trust and the junior mortgage or deed of trust, the terms of the first mortgage or deed of trust will generally govern. Upon a failure of the mortgagor or trustor to perform any of its obligations, the senior mortgagee or beneficiary, subject to the terms of the senior mortgage or deed of trust, may have the right to perform the obligation itself. Generally, all sums so expended by the mortgagee or beneficiary become part of the indebtedness secured by the mortgage or deed of trust. To the extent a first mortgagee expends such sums, such sums will generally have priority over all sums due under the junior mortgage.

Anti-Deficiency Legislation and Other Limitations on Lenders

         Statutes in some states limit the right of a beneficiary under a deed of trust or a mortgagee under a mortgage to obtain a deficiency judgment against the mortgagor following foreclosure or sale under a deed of trust. A deficiency judgment would be a personal judgment against the former mortgagor equal to the difference between the net amount realized upon the public sale of the real property and the amount due to the lender. Some states require the lender to exhaust the security afforded under a mortgage by foreclosure in an attempt to satisfy the full debt before bringing a personal action against the mortgagor. In certain other states, the lender has the option of bringing a personal action against the mortgagor on the debt without first exhausting such security; however, in some of these states, the lender, following judgment on such personal action, may be deemed to have elected a remedy and may be precluded from exercising remedies with respect to the security. In some cases, a lender will be precluded from exercising any additional rights under the note or mortgage if it has taken any prior enforcement action. Consequently, the practical effect of the election requirement, in those states permitting such election, is that lenders will usually proceed against the security first rather than bringing a personal action against the mortgagor. Finally, other statutory provisions limit any deficiency judgment against the former mortgagor following a judicial sale to the excess of the outstanding debt over the fair market value of the property at the time of the public sale. The purpose of these statutes is generally to prevent a lender from obtaining a large deficiency judgment against the former mortgagor as a result of low or no bids at the judicial sale.

         In addition to laws limiting or prohibiting deficiency judgments, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of the secured mortgage lender to realize upon collateral or enforce a deficiency judgment. For example, with respect to federal bankruptcy law, a court with federal bankruptcy jurisdiction may permit a debtor through his or her Chapter 11 or Chapter 13 rehabilitative plan to cure a monetary default in respect of a mortgage loan on a debtor's residence by paying arrearages within a reasonable time period and reinstating the original mortgage loan payment schedule even though the lender accelerated the mortgage loan and final judgment of foreclosure had been entered in state court (provided no sale of the residence had yet occurred) prior to the filing of the debtor's petition. Some courts with federal bankruptcy jurisdiction have approved plans, based on the particular facts of the reorganization case, that effected the curing of a mortgage loan default by paying arrearages over a number of years.

         Courts with federal bankruptcy jurisdiction have also indicated that the terms of a mortgage loan secured by property of the debtor may be modified. These courts have allowed modifications that include reducing the amount of each monthly payment, changing the rate of interest, altering the repayment schedule, forgiving all or a portion of the debt and reducing the lender's security interest to the value of the residence, thus leaving the lender a general unsecured creditor for the difference between the value of the residence and the outstanding balance of the loan. Generally, however, the terms of a mortgage loan secured only by a mortgage on real property that is the debtor's principal residence may not be modified pursuant to a plan confirmed pursuant to Chapter 11 or Chapter 13 except with respect to mortgage payment arrearages, which may be cured within a reasonable time period.

         Certain tax liens arising under the Internal Revenue Code of 1986, as amended, may in certain circumstances provide priority over the lien of a mortgage or deed of trust. In addition, substantive requirements are imposed upon mortgage lenders in connection with the origination and the servicing of mortgage loans by numerous federal and some state consumer protection laws. These laws include the federal Truth-in-Lending Act, Real Estate Settlement Procedures Act, Equal Credit Opportunity Act, Fair Credit Billing Act, Fair Credit Reporting Act and related statutes. These federal laws impose specific statutory liabilities upon lenders who originate mortgage loans and who fail to comply with the provisions of the law. In some cases this liability may affect assignees of the mortgage loans.

         Generally, Article 9 of the UCC governs foreclosure on Cooperative shares and the related proprietary lease or occupancy agreement. Some courts have interpreted section 9-504 of the UCC to prohibit a deficiency award unless the creditor establishes that the sale of the collateral (which, in the case of a Cooperative Loan, would be the shares of the Cooperative and the related proprietary lease or occupancy agreement) was conducted in a commercially reasonable manner.

Environmental Legislation

         Certain states impose a statutory lien for associated costs on property that is the subject of a cleanup action by the state on account of hazardous wastes or hazardous substances released or disposed of on the property. Such a lien will generally have priority over all subsequent liens on the property and, in certain of these states, will have priority over prior recorded liens including the lien of a mortgage. In addition, under federal environmental legislation and under state law in a number of states, a secured party that takes a deed in lieu of foreclosure or acquires a mortgaged property at a foreclosure sale or becomes involved in the operation or management of a property so as to be deemed an "owner" or "operator" of the property may be liable for the costs of cleaning up a contaminated site. Although such costs could be substantial, it is unclear whether they would be imposed on a lender (such as a Trust Fund) secured by residential real property. In the event that title to a Mortgaged Property securing a Mortgage Loan in a Trust Fund was acquired by the Trust Fund and cleanup costs were incurred in respect of the Mortgaged Property, the holders of the related series of Securities might realize a loss if such costs were required to be paid by the Trust Fund.

Due-On-Sale Clauses

         Unless the related Prospectus Supplement indicates otherwise, the Mortgage Loans will contain due-on-sale clauses. These clauses generally provide that the lender may accelerate the maturity of the loan if the mortgagor sells, transfers or conveys the related Mortgaged Property. The enforceability of due-on-sale clauses has been the subject of legislation or litigation in many states and, in some cases, the enforceability of these clauses was limited or denied. However, with respect to certain loans the Garn-St Germain Depository Institutions Act of 1982 preempts state constitutional, statutory and case law that prohibits the enforcement of due-on-sale clauses and permits lenders to enforce these clauses in accordance with their terms, subject to certain limited exceptions. Due-on-sale clauses contained in mortgage loans originated by federal savings and loan associations of federal savings banks are fully enforceable pursuant to regulations of the United States Federal Home Loan Bank Board, as succeeded by the Office of Thrift Supervision, which preempt state law restrictions on the enforcement of such clauses. Similarly, "due-on-sale" clauses in mortgage loans made by national banks and federal credit unions are now fully enforceable pursuant to preemptive regulations of the Comptroller of the Currency and the National Credit Union Administration, respectively.

         The Garn-St Germain Act also sets forth nine specific instances in which a mortgage lender covered by the act (including federal savings and loan associations and federal savings banks) may not exercise a "due-on-sale" clause, notwithstanding the fact that a transfer of the property may have occurred. These include intra-family transfers, certain transfers by operation of law, leases of fewer than three years and the creation of a junior encumbrance. Regulations promulgated under the Garn-St Germain Act also prohibit the imposition of a prepayment penalty upon the acceleration of a loan pursuant to a due-on-sale clause. The inability to enforce a "due-on-sale" clause may result in a mortgage that bears an interest rate below the current market rate being assumed by a new home buyer rather than being paid off, which may affect the average life of the Mortgage Loans and the number of Mortgage Loans which may extend to maturity.

Subordinate Financing

         Where a mortgagor encumbers mortgaged property with one or more junior liens, the senior lender is subjected to additional risk. First, the mortgagor may have difficulty servicing and repaying multiple loans. In addition, if the junior loan permits recourse to the mortgagor (as junior loans often do) and the senior loan does not, a mortgagor may be more likely to repay sums due on the junior loan than those on the senior loan. Second, acts of the senior lender that prejudice the junior lender or impair the junior lender's security may create a superior equity in favor of the junior lender. For example, if the mortgagor and the senior lender agree to an increase in the principal amount of or the interest rate payable on the senior loan, the senior lender may lose its priority to the extent any existing junior lender is harmed or the mortgagor is additionally burdened. Third, if the mortgagor defaults on the senior loan and/or any junior loan or loans, the existence of junior loans and actions taken by junior lenders can impair the security available to the senior lender and can interfere with or delay the taking of action by the senior lender. Moreover, the bankruptcy of a junior lender may operate to stay foreclosure or similar proceedings by the senior lender.

Applicability of Usury Laws

         Title V of the Depository Institutions Deregulation and Monetary Control Act of 1980, enacted in March 1980 ("Title V"), provides that state usury limitations shall not apply to certain types of residential first mortgage loans originated by certain lenders after March 31, 1980. A similar federal statute was in effect with respect to mortgage loans made during the first three months of 1980. The Office of Thrift Supervision is authorized to issue rules and regulations and to publish interpretations governing implementation of Title V. The statute authorized any state to reimpose interest rate limits by adopting, before April 1, 1983, a law or constitutional provision that expressly rejects application of the federal law. In addition, even where Title V is not so rejected, any state is authorized by the law to adopt a provision limiting discount points or other charges on mortgage loans covered by Title V. Certain states have taken action to reimpose interest rate limits and/or to limit discount points or other charges.

         The Depositor believes that a court interpreting Title V would hold that residential first mortgage loans that are originated on or after January 1, 1980 are subject to federal preemption. Therefore, in a state that has not taken the requisite action to reject application of Title V or to adopt a provision limiting discount points or other charges prior to origination of such mortgage loans, any such limitation under such state's usury law would not apply to such mortgage loans.

         In any state in which application of Title V has been expressly rejected or a provision limiting discount points or other charges is adopted, no mortgage loan originated after the date of such state action will be eligible for inclusion in a Trust Fund unless (i) such mortgage loan provides for such interest rate, discount points and charges as are permitted in such state or (ii) such mortgage loan provides that the terms thereof shall be construed in accordance with the laws of another state under which such interest rate, discount points and charges would not be usurious and the mortgagor's counsel has rendered an opinion that such choice of law provision would be given effect.

         Statutes differ in their provisions as to the consequences of a usurious loan. One group of statutes requires the lender to forfeit the interest due above the applicable limit or impose a specified penalty. Under this statutory scheme, the mortgagor may cancel the recorded mortgage or deed of trust upon paying its debt with lawful interest, and the lender may foreclose, but only for the debt plus lawful interest. A second group of statutes is more severe. A violation of this type of usury law results in the invalidation of the transaction, thereby permitting the mortgagor to cancel the recorded mortgage or deed of trust without any payment or prohibiting the lender from foreclosing.

Alternative Mortgage Instruments

         Alternative mortgage instruments, including adjustable rate mortgage loans and early ownership mortgage loans, originated by non-federally chartered lenders have historically been subject to a variety of restrictions. Such restrictions differed from state to state, resulting in difficulties in determining whether a particular alternative mortgage instrument originated by a state-chartered lender was in compliance with applicable law. These difficulties were alleviated substantially as a result of the enactment of Title VIII of the Garn-St Germain Act ("Title VIII"). Title VIII provides that, notwithstanding any state law to the contrary, state-chartered banks may originate alternative mortgage instruments in accordance with regulations promulgated by the Comptroller of the Currency with respect to origination of alternative mortgage instruments by national banks; state-chartered credit unions may originate alternative mortgage instruments in accordance with regulations promulgated by the National Credit Union Administration with respect to origination of alternative mortgage instruments by federal credit unions; and all other non-federally chartered housing creditors, including state-chartered savings and loan associations, state-chartered savings banks and mutual savings banks and mortgage banking companies, may originate alternative mortgage instruments in accordance with the regulations promulgated by the Federal Home Loan Bank Board, predecessor to the Office of Thrift Supervision, with respect to origination of alternative mortgage instruments by federal savings and loan associations. Title VIII provides that any state may reject applicability of the provisions of Title VIII by adopting, prior to October 15, 1985, a law or constitutional provision expressly rejecting the applicability of such provisions. Certain states have taken such action.

Soldiers' and Sailors' Civil Relief Act of 1940

         Under the terms of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended (the "Relief Act"), a mortgagor who enters military service after the origination of such mortgagor's Mortgage Loan (including a mortgagor who was in reserve status and is called to active duty after origination of the Mortgage Loan), may not be charged interest (including fees and charges) above an annual rate of 6% during the period of such mortgagor's active duty status, unless a court orders otherwise upon application of the lender. The Relief Act applies to mortgagors who are members of the Army, Navy, Air Force, Marines, National Guard, Reserves, Coast Guard and officers of the U.S. Public Health Service assigned to duty with the military. Because the Relief Act applies to mortgagors who enter military service (including reservists who are called to active duty) after origination of the related Mortgage Loan, no information can be provided as to the number of loans that may be affected by the Relief Act. Application of the Relief Act would adversely affect, for an indeterminate period of time, the ability of any servicer to collect full amounts of interest on certain of the Mortgage Loans. Any shortfalls in interest collections resulting from the application of the Relief Act would result in a reduction of the amounts distributable to the holders of the related series of Certificates, and would not be covered by advances or, unless otherwise specified in the related Prospectus Supplement, any form of Credit Support provided in connection with such Certificates. In addition, the Relief Act imposes limitations that would impair the ability of the servicer to foreclose on an affected Mortgage Loan during the mortgagor's period of active duty status, and, under certain circumstances, during an additional three month period thereafter. Thus, in the event that such a Mortgage Loan goes into default, there may be delays and losses occasioned thereby.

Forfeitures in Drug and RICO Proceedings

         Federal law provides that property owned by persons convicted of drug-related crimes or of criminal violations of the Racketeer Influenced and Corrupt Organizations ("RICO") statute can be seized by the government if the property was used in, or purchased with the proceeds of, such crimes. Under procedures contained in the Comprehensive Crime Control Act of 1984 (the "Crime Control Act"), the government may seize the property even before conviction. The government must publish notice of the forfeiture proceeding and may give notice to all parties "known to have an alleged interest in the property," including the holders of mortgage loans.

         A lender may avoid forfeiture of its interest in the property if it establishes that: (i) its mortgage was executed and recorded before commission of the crime upon which the forfeiture is based, or (ii) the lender was, at the time of execution of the mortgage, "reasonably without cause to believe" that the property was used in, or purchased with the proceeds of, illegal drug or RICO activities.

                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

         The following summary of the anticipated material federal income tax consequences of the purchase, ownership and disposition of Offered Certificates represents the opinion of Brown & Wood LLP, counsel to the Depositor, as of the date of this Prospectus. This summary is based on the Internal Revenue Code of 1986, as amended (the "Code"), laws, regulations, including the REMIC regulations promulgated by the Treasury Department (the "REMIC Regulations"), rulings and decisions now in effect or (with respect to regulations) proposed, all of which are subject to change either prospectively or retroactively. This summary does not address the federal income tax consequences of an investment in Securities applicable to all categories of investors, some of which (for example, banks and insurance companies) may be subject to special rules. Prospective investors should consult their tax advisors regarding the federal, state, local and any other tax consequences to them of the purchase, ownership and disposition of Securities.

         The term "U.S. Person" means a citizen or resident of the United States, a corporation, partnership or other entity created or organized in or under the laws of the United States or any state thereof or the District of Columbia (other than a partnership that is not treated as a United States person under any applicable Treasury regulations), an estate whose income is subject to U.S. federal income tax regardless of its source, or a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust. Notwithstanding the preceding sentence, to the extent provided in regulations, certain trusts in existence on August 20, 1996 and treated as United States persons prior to such date that elect to continue to be treated as United states persons shall be considered U.S. Persons as well.

General

         The federal income tax consequences to Securityholders will vary depending on whether an election is made to treat the Trust Fund relating to a particular Series of Securities as a REMIC under the Code. The Prospectus Supplement for each Series of Securities will specify whether a REMIC election will be made.

Grantor Trust Funds

         If the related Prospectus Supplement indicates that the Trust Fund will be treated as a grantor trust, then Brown & Wood LLP will deliver its opinion that the Trust Fund will not be classified as an association taxable as a corporation and that each such Trust Fund will be classified as a grantor trust under subpart E, Part I of subchapter J of the Code. In this case, owners of Certificates will be treated for federal income tax purposes as owners of a portion of the Trust Fund's assets as described below.

         A.       Single Class of Grantor Trust Certificates

         Characterization. The Trust Fund may be created with one class of Grantor Trust Certificates. In this case, each Grantor Trust Certificateholder will be treated as the owner of a pro rata undivided interest in the interest and principal portions of the Trust Fund represented by the Grantor Trust Certificates and will be considered the equitable owner of a pro rata undivided interest in each of the Mortgage Assets in the Pool. Any amounts received by a Grantor Trust Certificateholder in lieu of amounts due with respect to any Mortgage Asset because of a default or delinquency in payment will be treated for federal income tax purposes as having the same character as the payments they replace.

         Each Grantor Trust Certificateholder will be required to report on its federal income tax return in accordance with such Grantor Trust Certificateholder's method of accounting its pro rata share of the entire income from the Mortgage Loans in the Trust Fund represented by Grantor Trust Certificates, including interest, original issue discount ("OID"), if any, prepayment fees, assumption fees, any gain recognized upon an assumption and late payment charges received by the Master Servicer. Under Code Sections 162 or 212 each Grantor Trust Certificateholder will be entitled to deduct its pro rata share of servicing fees, prepayment fees, assumption fees, any loss recognized upon an assumption and late payment charges retained by the Master Servicer, provided that such amounts are reasonable compensation for services rendered to the Trust Fund. Grantor Trust Certificateholders that are individuals, estates or trusts will be entitled to deduct their share of expenses as itemized deductions only to the extent such expenses plus all other Code Section 212 expenses exceed two percent of its adjusted gross income. In addition, the amount of itemized deductions otherwise allowable for the taxable year for an individual whose adjusted gross income exceeds the applicable amount (which amount will be adjusted for inflation) will be reduced by the lesser of (i) 3% of the excess of adjusted gross income over the applicable amount and (ii) 80% of the amount of itemized deductions otherwise allowable for such taxable year. A Grantor Trust Certificateholder using the cash method of accounting must take into account its pro rata share of income and deductions as and when collected by or paid to the Master Servicer. A Grantor Trust Certificateholder using an accrual method of accounting must take into account its pro rata share of income and deductions as they become due or are paid to the Master Servicer, whichever is earlier. If the servicing fees paid to the Master Servicer are deemed to exceed reasonable servicing compensation, the amount of such excess could be considered as an ownership interest retained by the Master Servicer (or any person to whom the Master Servicer assigned for value all or a portion of the servicing fees) in a portion of the interest payments on the Mortgage Assets. The Mortgage Assets would then be subject to the "coupon stripping" rules of the Code discussed below.

         Unless otherwise specified in the related Prospectus Supplement, as to each Series of Certificates evidencing an interest in a Trust Fund comprised of Mortgage Loans, Brown & Wood LLP will have advised the Depositor that:

                  (i) a Grantor Trust Certificate owned by a "domestic building and loan association" within the meaning of Code Section 7701(a)(19) representing principal and interest payments on Mortgage Assets will be considered to represent "loans . . . secured by an interest in real property which is . . . residential property" within the meaning of Code Section 7701(a)(19)(C)(v), to the extent that the Mortgage Assets represented by that Grantor Trust Certificate are of a type described in such Code section;

                  (ii) a Grantor Trust Certificate owned by a real estate investment trust representing an interest in Mortgage Assets will be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A), and interest income on the Mortgage Assets will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), to the extent that the Mortgage Assets represented by that Grantor Trust Certificate are of a type described in such Code section; and

                (iii) a Grantor Trust Certificate owned by a REMIC will represent "obligation[s] . . . which [are] principally secured by an interest in real property" within the meaning of Code Section 860G(a)(3).

         The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

         Stripped Bonds and Coupons. Certain Trust Funds may consist of Government Securities which constitute "stripped bonds" or "stripped coupons" as those terms are defined in section 1286 of the Code, and, as a result, such assets would be subject to the stripped bond provisions of the Code. Under these rules, such Government Securities are treated as having OID based on the purchase price and the stated redemption price at maturity of each Security. As such, Grantor Trust Certificateholders would be required to include in income their pro rata share of the OID on each Government Security recognized in any given year on an economic accrual basis even if the Grantor Trust Certificateholder is a cash method taxpayer. Accordingly, the sum of the income includible to the Grantor Trust Certificateholder in any taxable year may exceed amounts actually received during such year.

         Buydown Loans. The assets constituting certain Trust Funds may include Buydown Loans. The characterization of any investment in Buydown Loans will depend upon the precise terms of the related buydown agreement, but to the extent that such Buydown Loans are secured in part by a bank account or other personal property, they may not be treated in their entirety as assets described in the foregoing sections of the Code. There are no directly applicable precedents with respect to the federal income tax treatment or the characterization of investments in Buydown Loans. Accordingly, Grantor Trust Certificateholders should consult their own tax advisors with respect to the characterization of investments in Grantor Trust Certificates representing an interest in a Trust Fund that includes Buydown Loans.

         Premium. The price paid for a Grantor Trust Certificate by a holder will be allocated to such holder's undivided interest in each Mortgage Asset based on each Mortgage Asset's relative fair market value, so that such holder's undivided interest in each Mortgage Asset will have its own tax basis. A Grantor Trust Certificateholder that acquires an interest in Mortgage Assets at a premium may elect to amortize such premium under a constant interest method, provided that the underlying mortgage loans with respect to such Mortgage Assets were originated after September 27, 1985. Premium allocable to mortgage loans originated on or before September 27, 1985 should be allocated among the principal payments on such mortgage loans and allowed as an ordinary deduction as principal payments are made. Amortizable bond premium will be treated as an offset to interest income on such Grantor Trust Certificate. The basis for such Grantor Trust Certificate will be reduced to the extent that amortizable premium is applied to offset interest payments. It is not clear whether a reasonable prepayment assumption should be used in computing amortization of premium allowable under Code Section 171. A Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder acquires during the year of the election or thereafter.

         If a premium is not subject to amortization using a reasonable prepayment assumption, the holder of a Grantor Trust Certificate acquired at a premium should recognize a loss if a Mortgage Loan (or an underlying mortgage loan with respect to a Mortgage Asset) prepays in full, equal to the difference between the portion of the prepaid principal amount of such Mortgage Loan (or underlying mortgage loan) that is allocable to the Certificate and the portion of the adjusted basis of the Certificate that is allocable to such Mortgage Loan (or underlying mortgage loan). If a reasonable prepayment assumption is used to amortize such premium, it appears that such a loss would be available, if at all, only if prepayments have occurred at a rate faster than the reasonable assumed prepayment rate. It is not clear whether any other adjustments would be required to reflect differences between an assumed prepayment rate and the actual rate of prepayments.

         On December 30, 1997 the IRS issued final regulations (the "Amortizable Bond Premium Regulations") dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code Section 1272(a)(6) such as the Certificates. Absent further guidance from the IRS, the Trustee intends to account for amortizable bond premium in the manner described above. Prospective Certificateholders should consult their tax advisors regarding the possible application of the amortizable Bond Premium Regulations.

         Original Issue Discount. The IRS has stated in published rulings that, in circumstances similar to those described herein, the special rules of the Code relating to original issue discount ("OID") (currently Code Sections 1271 through 1273 and 1275) and Treasury regulations issued on January 27, 1994, as amended on June 11, 1996, under such Sections (the "OID Regulations"), will be applicable to a Grantor Trust Certificateholder's interest in those Mortgage Assets meeting the conditions necessary for these Sections to apply. Rules regarding periodic inclusion of OID income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Such OID could arise by the financing of points or other charges by the originator of the mortgages in an amount greater than a statutory de minimis exception to the extent that the points are not currently deductible under applicable Code provisions or are not for services provided by the lender. OID generally must be reported as ordinary gross income as it accrues under a constant interest method. See "--Multiple Classes of Grantor Trust Certificates--Accrual of Original Issue Discount" below.

         Market Discount. A Grantor Trust Certificateholder that acquires an undivided interest in Mortgage Assets may be subject to the market discount rules of Code Sections 1276 through 1278 to the extent an undivided interest in a Mortgage Asset is considered to have been purchased at a "market discount." Generally, the amount of market discount is equal to the excess of the portion of the principal amount of such Mortgage Asset allocable to such holder's undivided interest over such holder's tax basis in such interest. Market discount with respect to a Grantor Trust Certificate will be considered to be zero if the amount allocable to the Grantor Trust Certificate is less than 0.25% of the Grantor Trust Certificate's stated redemption price at maturity multiplied by the weighted average maturity remaining after the date of purchase. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

         The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986 shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants the Treasury Department authority to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. While the Treasury Department has not yet issued regulations, rules described in the relevant legislative history will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest rate or according to one of the following methods. If a Grantor Trust Certificate is issued with OID, the amount of market discount that accrues during any accrual period would be equal to the product of:

          (i)  the total remaining market discount and

          (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the accrual period.

For Grantor Trust Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of:

          (i)  the total remaining market discount and

          (ii) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the accrual period.

For purposes of calculating market discount under any of the above methods in the case of instruments (such as the Grantor Trust Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same prepayment assumption applicable to calculating the accrual of OID will apply. Because the regulations described above have not been issued, it is impossible to predict what effect those regulations might have on the tax treatment of a Grantor Trust Certificate purchased at a discount or premium in the secondary market.

         A holder who acquired a Grantor Trust Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Grantor Trust Certificate purchased with market discount. For these purposes, the de minimis rule referred above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         Election to Treat All Interest as OID. The OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method for Certificates acquired on or after April 4, 1994. If such an election were to be made with respect to a Grantor Trust Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Certificateholder acquires during the year of the election or thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--Regular Certificates--Premium" herein. The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate is irrevocable.

         B.       Multiple Classes of Grantor Trust Certificates

                  1.       Stripped Bonds and Stripped Coupons

         Pursuant to Code Section 1286, the separation of ownership of the right to receive some or all of the interest payments on an obligation from ownership of the right to receive some or all of the principal payments results in the creation of "stripped bonds" with respect to principal payments and "stripped coupons" with respect to interest payments. For purposes of Code Sections 1271 through 1288, Code Section 1286 treats a stripped bond or a stripped coupon as an obligation issued on the date that such stripped interest is created. If a Trust Fund is created with two classes of Grantor Trust Certificates, one class of Grantor Trust Certificates may represent the right to principal and interest, or principal only, on all or a portion of the Mortgage Assets (the "Stripped Bond Certificates"), while the second class of Grantor Trust Certificates may represent the right to some or all of the interest on such portion (the "Stripped Coupon Certificates").

         Servicing fees in excess of reasonable servicing fees ("excess servicing") will be treated under the stripped bond rules. If the excess servicing fee is less than 100 basis points (i.e., 1% interest on the Mortgage Asset principal balance) or the Certificates are initially sold with a de minimis discount (assuming no prepayment assumption is required), any non-de minimis discount arising from a subsequent transfer of the Certificates should be treated as market discount. The IRS appears to require that reasonable servicing fees be calculated on a Mortgage Asset by Mortgage Asset basis, which could result in some Mortgage Assets being treated as having more than 100 basis points of interest stripped off. See "--Non-REMIC Certificates" and "Multiple Classes of Grantor Trust Certificates --Stripped Bonds and Stripped Coupons" herein.

         Although not entirely clear, a Stripped Bond Certificate generally should be treated as an in interest in Mortgage Assets issued on the day such Certificate is purchased for purposes of calculating any OID. Generally, if the discount on a Mortgage Asset is larger than a de minimis amount (as calculated for purposes of the OID rules) a purchaser of such a Certificate will be required to accrue the discount under the OID rules of the Code. See "--Non-REMIC Certificates" and "--Single Class of Grantor Trust Certificates--Original Issue Discount" herein. However, a purchaser of a Stripped Bond Certificate will be required to account for any discount on the Mortgage Assets as market discount rather than OID if either:

          (i) the amount of OID with respect to the Mortgage Assets is treated as zero under the OID de minimis rule when the Certificate was stripped or

          (ii) no more than 100 basis points (including any amount of servicing fees in excess of reasonable servicing fees) is stripped off of the Trust Fund's Mortgage Assets.

Pursuant to Revenue Procedure 91-49, issued on August 8, 1991, purchasers of Stripped Bond Certificates using an inconsistent method of accounting must change their method of accounting and request the consent of the IRS to the change in their accounting method on a statement attached to their first timely tax return filed after August 8, 1991.

         The precise tax treatment of Stripped Coupon Certificates is substantially uncertain. The Code could be read literally to require that OID computations be made for each payment from each Mortgage Asset. However, based on the recent IRS guidance, it appears that all payments from a Mortgage Asset underlying a Stripped Coupon Certificate should be treated as a single installment obligation subject to the OID rules of the Code, in which case, all payments from such Mortgage Asset would be included in the Mortgage Asset's stated redemption price at maturity for purposes of calculating income on such certificate under the OID rules of the Code.

         It is unclear under what circumstances, if any, the prepayment of Mortgage Assets will give rise to a loss to the holder of a Stripped Bond Certificate purchased at a premium or a Stripped Coupon Certificate. If such Certificate is treated as a single instrument (rather than an interest in discrete mortgage loans) and the effect of prepayments is taken into account in computing yield with respect to such Grantor Trust Certificate, it appears that no loss will be available as a result of any particular prepayment unless prepayments occur at a rate faster than the assumed prepayment rate. However, if such Certificate is treated as an interest in discrete Mortgage Assets, or if no prepayment assumption is used, then when a Mortgage Asset is prepaid, the holder of such Certificate should be able to recognize a loss equal to the portion of the adjusted issue price of such Certificate that is allocable to such Mortgage Asset.

         Holders of Stripped Bond Certificates and Stripped Coupon Certificates are urged to consult with their own tax advisors regarding the proper treatment of these Certificates for federal income tax purposes.

         Treatment of Certain Owners. Several Code sections provide beneficial treatment to certain taxpayers that invest in Mortgage Assets of the type that make up the Trust Fund. With respect to these Code sections, no specific legal authority exists regarding whether the character of the Grantor Trust Certificates, for federal income tax purposes, will be the same as that of the underlying Mortgage Assets. While Code Section 1286 treats a stripped obligation as a separate obligation for purposes of the Code provisions addressing OID, it is not clear whether such characterization would apply with regard to these other Code sections. Although the issue is not free from doubt, based on policy considerations, each class of Grantor Trust Certificates, unless otherwise specified in the related Prospectus Supplement, should be considered to represent "real estate assets" within the meaning of Code Section 856(c)(4)(A) and "loans . . . secured by, an interest in real property which is . . . residential real property" within the meaning of Code
Section 7701(a)(19)(C)(v), and interest income attributable to Grantor Trust Certificates should be considered to represent "interest on obligations secured by mortgages on real property" within the meaning of Code Section 856(c)(3)(B), provided that in each case the underlying Mortgage Assets and interest on such Mortgage Assets qualify for such treatment. Prospective purchasers to which such characterization of an investment in Certificates is material should consult their own tax advisors regarding the characterization of the Grantor Trust Certificates and the income therefrom. Grantor Trust Certificates will be "obligation[s] . . . which [are] principally secured, directly or indirectly, by an interest in real property" within the meaning of Code Section 860G(a)(3).

                  2. Grantor Trust Certificates Representing Interests in Loans Other Than ARM Loans

         The OID rules of Code Sections 1271 through 1275 will be applicable to a Certificateholder's interest in those Mortgage Assets as to which the conditions for the application of those sections are met. Rules regarding periodic inclusion of OID in income are applicable to mortgages of corporations originated after May 27, 1969, mortgages of noncorporate mortgagors (other than individuals) originated after July 1, 1982, and mortgages of individuals originated after March 2, 1984. Under the OID Regulations, such OID could arise by the charging of points by the originator of the mortgage in an amount greater than the statutory de minimis exception, including a payment of points that is currently deductible by the borrower under applicable Code provisions, or under certain circumstances, by the presence of "teaser" rates on the Mortgage Assets. OID on each Grantor Trust Certificate must be included in the owner's ordinary income for federal income tax purposes as it accrues, in accordance with a constant interest method that takes into account the compounding of interest, in advance of receipt of the cash attributable to such income. The amount of OID required to be included in an owner's income in any taxable year with respect to a Grantor Trust Certificate representing an interest in Mortgage Assets other than Mortgage Assets with interest rates that adjust periodically ("ARM Loans") likely will be computed as described below under "--Accrual of Original Issue Discount." The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986 (the "1986 Act"). The OID Regulations generally are effective for debt instruments issued on or after April 4, 1994, but may be relied upon as authority with respect to debt instruments, such as the Grantor Trust Certificates, issued after December 21, 1992. Alternatively, proposed Treasury regulations issued December 21, 1992 may be treated as authority for debt instruments issued after December 21, 1992 and prior to April 4, 1994, and proposed Treasury regulations issued in 1986 and 1991 may be treated as authority for instruments issued before December 21, 1992. In applying these dates, the issued date of the Mortgage Assets should be used, or, in the case of Stripped Bond Certificates or Stripped Coupon Certificates, the date such Certificates are acquired. The holder of a Certificate should be aware, however, that neither the proposed OID Regulations nor the OID Regulations adequately address certain issues relevant to prepayable securities.

         Under the Code, the Mortgage Assets underlying the Grantor Trust Certificate will be treated as having been issued on the date they were originated with an amount of OID equal to the excess of such Mortgage Asset's stated redemption price at maturity over its issue price. The issue price of a Mortgage Asset is generally the amount lent to the mortgagee, which may be adjusted to take into account certain loan origination fees. The stated redemption price at maturity of a Mortgage Asset is the sum of all payments to be made on such Mortgage Asset other than payments that are treated as qualified stated interest payments. The accrual of this OID, as described below under "--Accrual of Original Issue Discount," will, unless otherwise specified in the related Prospectus Supplement, utilize the original yield to maturity of the Grantor Trust Certificate calculated based on a reasonable assumed prepayment rate for the mortgage loans underlying the Grantor Trust Certificates (the "Prepayment Assumption"), and will take into account events that occur during the calculation period. The Prepayment Assumption will be determined in the manner prescribed by regulations that have not yet been issued. The legislative history of the 1986 Act (the "Legislative History") provides, however, that the regulations will require that the Prepayment Assumption be the prepayment assumption that is used in determining the offering price of such Certificate. No representation is made that any Certificate will prepay at the Prepayment Assumption or at any other rate. The prepayment assumption contained in the Code literally only applies to debt instruments collateralized by other debt instruments that are subject to prepayment rather than direct ownership interests in such debt instruments, such as the Certificates represent. However, no other legal authority provides guidance with regard to the proper method for accruing OID on obligations that are subject to prepayment, and, until further guidance is issued, the Master Servicer intends to calculate and report OID under the method described below.

         Accrual of Original Issue Discount. Generally, the owner of a Grantor Trust Certificate must include in gross income the sum of the "daily portions," as defined below, of the OID on such Grantor Trust Certificate for each day on which it owns such Certificate, including the date of purchase but excluding the date of disposition. In the case of an original owner, the daily portions of OID with respect to each component generally will be determined as set forth under the OID Regulations. A calculation will be made by the Master Servicer or such other entity specified in the related Prospectus Supplement of the portion of OID that accrues during each successive monthly accrual period (or shorter period from the date of original issue) that ends on the day in the calendar year corresponding to each of the Distribution Dates on the Grantor Trust Certificates (or the day prior to each such date). This will be done, in the case of each full month accrual period, by:

         (i)      adding

               (a) the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the respective component under the Prepayment Assumption) of all remaining payments to be received under the Prepayment Assumption on the respective component and

               (b) any payments included in the state redemption price at maturity received during such accrual period, and

         (ii) subtracting from that total the "adjusted issue price" of the respective component at the beginning of such accrual period.

The adjusted issue price of a Grantor Trust Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a Grantor Trust Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accruing during such accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the period. With respect to an initial accrual period shorter than a full monthly accrual period, the daily portions of OID must be determined according to an appropriate allocation under any reasonable method.

         OID generally must be reported as ordinary gross income as it accrues under a constant interest method that takes into account the compounding of interest as it accrues rather than when received. However, the amount of OID includible in the income of a holder of an obligation is reduced when the obligation is acquired after its initial issuance at a price greater than the sum of the original issue price and the previously accrued OID, less prior payments of principal. Accordingly, if such Mortgage Assets acquired by a Certificateholder are purchased at a price equal to the then unpaid principal amount of such Mortgage Asset, no OID attributable to the difference between the issue price and the original principal amount of such Mortgage Asset (i.e. points) will be includible by such holder. Other OID on the Mortgage Assets (e.g., that arising from a "teaser" rate) would still need to be accrued.

                  3. Grantor Trust Certificates Representing Interests in ARM Loans

         The OID Regulations do not address the treatment of instruments, such as the Grantor Trust Certificates, which represent interests in ARM Loans. Additionally, the IRS has not issued guidance under the Code's coupon stripping rules with respect to such instruments. In the absence of any authority, the Master Servicer will report OID on Grantor Trust Certificates attributable to ARM Loans ("Stripped ARM Obligations") to holders in a manner it believes is consistent with the rules described above under the heading "--Grantor Trust Certificates Representing Interests in Loans Other Than ARM Loans" and with the OID Regulations. In general, application of these rules may require inclusion of income on a Stripped ARM Obligation in advance of the receipt of cash attributable to such income. Further, the addition of interest deferred by reason of negative amortization ("Deferred Interest") to the principal balance of an ARM Loan may require the inclusion of such amount in the income of the Grantor Trust Certificateholder when such amount accrues. Furthermore, the addition of Deferred Interest to the Grantor Trust Certificate's principal balance will result in additional income (including possibly OID income) to the Grantor Trust Certificateholder over the remaining life of such Grantor Trust Certificates.

         Because the treatment of Stripped ARM Obligations is uncertain, investors are urged to consult their tax advisors regarding how income will be includible with respect to such Certificates.

         C.       Sale or Exchange of a Grantor Trust Certificate

         Sale or exchange of a Grantor Trust Certificate prior to its maturity will result in gain or loss equal to the difference, if any, between the amount received and the owner's adjusted basis in the Grantor Trust Certificate. Such adjusted basis generally will equal the seller's purchase price for the Grantor Trust Certificate, increased by the OID included in the seller's gross income with respect to the Grantor Trust Certificate, and reduced by principal payments on the Grantor Trust Certificate previously received by the seller. Such gain or loss will be capital gain or loss to an owner for which a Grantor Trust Certificate is a "capital asset" within the meaning of Code Section 1221, and will be long-term or short-term depending on whether the Grantor Trust Certificate has been owned for the long-term capital gain holding period (generally more than one year). Long-term capital gains of non-corporate taxpayers are subject to reduced maximum rates while short-term capital gains are taxable at ordinary rates. The use of capital losses is subject to limitations.

         Prospective investors should consult their own tax advisors concerning the treatment of capital gains.

         Grantor Trust Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a Grantor Trust Certificate by a bank or a thrift institution to which such section applies will be treated as ordinary income or loss.

         D.       Non-U.S. Persons

         Generally, to the extent that a Grantor Trust Certificate evidences ownership in underlying Mortgage Assets that were issued on or before July 18, 1984, interest or OID paid by the person required to withhold tax under Code
Section 1441 or 1442 to (i) an owner that is not a U.S. Person or (ii) a Grantor Trust Certificateholder holding on behalf of an owner that is not a U.S. Person will be subject to federal income tax, collected by withholding, at a rate of 30% or such lower rate as may be provided for interest by an applicable tax treaty. Accrued OID recognized by the owner on the sale or exchange of such a Grantor Trust Certificate also will be subject to federal income tax at the same rate. Generally, such payments would not be subject to withholding to the extent that a Grantor Trust Certificate evidences ownership in Mortgage Assets issued after July 18, 1984, by natural persons if such Grantor Trust Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the Grantor Trust Certificateholder under penalties of perjury, certifying that such Grantor Trust Certificateholder is not a U.S. Person and providing the name and address of such Grantor Trust Certificateholder). Additional restrictions apply to Mortgage Assets of where the mortgagor is not a natural person in order to qualify for the exemption from withholding.

         E.       Information Reporting and Backup Withholding

         The Master Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold such Certificates as nominees on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

New Withholding Regulations

         On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

REMICs

         The Trust Fund relating to a Series of Certificates may elect to be treated as a REMIC. Qualification as a REMIC requires ongoing compliance with certain conditions. Although a REMIC is not generally subject to federal income tax (see, however "--Taxation of Owners of REMIC Residual Certificates" and "--Prohibited Transactions" below), if a Trust Fund with respect to which a REMIC election is made fails to comply with one or more of the ongoing requirements of the Code for REMIC status during any taxable year, including the implementation of restrictions on the purchase and transfer of the residual interests in a REMIC as described below under "Taxation of Owners of REMIC Residual Certificates," the Code provides that a Trust Fund will not be treated as a REMIC for such year and thereafter. In that event, such entity may be taxable as a separate corporation, and the related Certificates (the "REMIC Certificates") may not be accorded the status or given the tax treatment described below. While the Code authorizes the Treasury Department to issue regulations providing relief in the event of an inadvertent termination of the status of a trust fund as a REMIC, no such regulations have been issued. Any such relief, moreover, may be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the REMIC's income for the period in which the requirements for such status are not satisfied. With respect to each Trust Fund that elects REMIC status, Brown & Wood LLP will deliver its opinion generally to the effect that, under then existing law and assuming compliance with all provisions of the related Pooling and Servicing Agreement, such Trust Fund will qualify as a REMIC, and the related Certificates will be considered to be regular interests ("REMIC Regular Certificates") or a sole class of residual interests ("REMIC Residual Certificates") in the REMIC. The related Prospectus Supplement for each Series of Certificates will indicate whether the Trust Fund will make a REMIC election and whether a class of Certificates will be treated as a regular or residual interest in the REMIC.

         In general, with respect to each Series of Certificates for which a REMIC election is made, (i) such Certificates held by a thrift institution taxed as a "domestic building and loan association" will constitute assets described in Code Section 7701(a)(19)(C); (ii) such Certificates held by a real estate investment trust will constitute "real estate assets" within the meaning of Code Section 856(c)(4)(A); and (iii) interest on such Certificates held by a real estate investment trust will be considered "interest on obligations secured by mortgages on real property" within the meaning of Code
Section 856(c)(3)(B). If less than 95% of the REMIC's assets are assets qualifying under any of the foregoing Code sections, the Certificates will be qualifying assets only to the extent that the REMIC's assets are qualifying assets. In addition, payments on Mortgage Assets held pending distribution on the REMIC Certificates will be considered to be real estate assets for purposes of Code Section 856(c). The Small Business Job Protection Act of 1996, as part of the repeal of the bad debt reserve method for thrift institutions, repealed the application of Code Section 593(d) to any taxable year beginning after December 31, 1995.

         In some instances the Mortgage Assets may not be treated entirely as assets described in the foregoing sections. See, in this regard, the discussion of Buydown Loans contained in "--Non-REMIC Certificates--Single Class of Grantor Trust Certificates" above. REMIC Certificates held by a real estate investment trust will not constitute "Government Securities" within the meaning of Code Section 856(c)(4)(A), and REMIC Certificates held by a regulated investment company will not constitute "Government Securities" within the meaning of Code Section 851(b)(4)(A)(ii). REMIC Certificates held by certain financial institutions will constitute "evidences of indebtedness" within the meaning of Code Section 582(c)(1).

         A "qualified mortgage" for REMIC purposes is any obligation (including certificates of participation in such an obligation) that is principally secured by an interest in real property and that is transferred to the REMIC within a prescribed time period in exchange for regular or residual interests in the REMIC. The REMIC Regulations provide that manufactured housing or mobile homes (not including recreational vehicles, campers or similar vehicles) that are "single family residences" under Code Section 25(e)(10) will qualify as real property without regard to state law classifications. Under Code Section 25(e)(10), a single family residence includes any manufactured home that has a minimum of 400 square feet of living space and a minimum width in excess of 102 inches and that is of a kind customarily used at a fixed location.

         Tiered REMIC Structures. For certain Series of Certificates, two separate elections may be made to treat designated portions of the related Trust Fund as REMICs (respectively, the "Subsidiary REMIC" and the "Master REMIC") for federal income tax purposes. Upon the issuance of any such Series of Certificates, Brown & Wood LLP, counsel to the Depositor, will deliver its opinion generally to the effect that, assuming compliance with all provisions of the related Agreement, the Master REMIC as well as any Subsidiary REMIC will each qualify as a REMIC, and the REMIC Certificates issued by the Master REMIC and the Subsidiary REMIC, respectively, will be considered to evidence ownership of REMIC Regular Certificates or REMIC Residual Certificates in the related REMIC within the meaning of the REMIC provisions.

         Only REMIC Certificates, other than the residual interest in the Subsidiary REMIC, issued by the Master REMIC will be offered hereunder. The Subsidiary REMIC and the Master REMIC will be treated as one REMIC solely for purposes of determining whether the REMIC Certificates will be (i) "real estate assets" within the meaning of Section 856(c)(4)(A) of the Code; (ii) "loans secured by an interest in real property" under Section 7701(a)(19)(C) of the Code; and (iii) whether the income on such Certificates is interest described in Section 856(c)(3)(B) of the Code.

         A.       Taxation of Owners of REMIC Regular Certificates

         General. Except as otherwise stated in this discussion, REMIC Regular Certificates will be treated for federal income tax purposes as debt instruments issued by the REMIC and not as ownership interests in the REMIC or its assets. Moreover, holders of REMIC Regular Certificates that otherwise report income under a cash method of accounting will be required to report income with respect to REMIC Regular Certificates under an accrual method.

         Original Issue Discount and Premium. The REMIC Regular Certificates may be issued with OID. Generally, such OID, if any, will equal the difference between the "stated redemption price at maturity" of a REMIC Regular Certificate and its "issue price." Holders of any class of Certificates issued with OID will be required to include such OID in gross income for federal income tax purposes as it accrues, in accordance with a constant interest method based on the compounding of interest as it accrues rather than in accordance with receipt of the interest payments. The following discussion is based in part on the OID Regulations and in part on the provisions of the Tax Reform Act of 1986 (the "1986 Act"). Holders of REMIC Regular Certificates (the "REMIC Regular Certificateholders") should be aware, however, that the OID Regulations do not adequately address certain issues relevant to prepayable securities, such as the REMIC Regular Certificates.

         Rules governing OID are set forth in Code Sections 1271 through 1273 and 1275. These rules require that the amount and rate of accrual of OID be calculated based on the Prepayment Assumption and the anticipated reinvestment rate, if any, relating to the REMIC Regular Certificates and prescribe a method for adjusting the amount and rate of accrual of such discount where the actual prepayment rate differs from the Prepayment Assumption. Under the Code, the Prepayment Assumption must be determined in the manner prescribed by regulations, which regulations have not yet been issued. The Legislative History provides, however, that Congress intended the regulations to require that the Prepayment Assumption be the prepayment assumption that is used in determining the initial offering price of such REMIC Regular Certificates. The Prospectus Supplement for each Series of REMIC Regular Certificates will specify the Prepayment Assumption to be used for the purpose of determining the amount and rate of accrual of OID. No representation is made that the REMIC Regular Certificates will prepay at the Prepayment Assumption or at any other rate.

         In general, each REMIC Regular Certificate will be treated as a single installment obligation issued with an amount of OID equal to the excess of its "stated redemption price at maturity" over its "issue price." The issue price of a REMIC Regular Certificate is the first price at which a substantial amount of REMIC Regular Certificates of that class are first sold to the public (excluding bond houses, brokers, underwriters or wholesalers). If less than a substantial amount of a particular class of REMIC Regular Certificates is sold for cash on or prior to the date of their initial issuance (the "Closing Date"), the issue price for such class will be treated as the fair market value of such class on the Closing Date. The issue price of a REMIC Regular Certificate also includes the amount paid by an initial Certificateholder for accrued interest that relates to a period prior to the issue date of the REMIC Regular Certificate. The stated redemption price at maturity of a REMIC Regular Certificate includes the original principal amount of the REMIC Regular Certificate, but generally will not include distributions of interest if such distributions constitute "qualified stated interest." Qualified stated interest generally means interest payable at a single fixed rate or qualified variable rate (as described below) provided that such interest payments are unconditionally payable at intervals of one year or less during the entire term of the REMIC Regular Certificate. Interest is payable at a single fixed rate only if the rate appropriately takes into account the length of the interval between payments. Distributions of interest on REMIC Regular Certificates with respect to which Deferred Interest will accrue will not constitute qualified stated interest payments, and the stated redemption price at maturity of such REMIC Regular Certificates includes all distributions of interest as well as principal thereon.

         Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is longer than the interval between subsequent Distribution Dates, the greater of any original issue discount (disregarding the rate in the first period) and any interest foregone during the first period is treated as the amount by which the stated redemption price at maturity of the Certificate exceeds its issue price for purposes of the de minimis rule described below. The OID Regulations suggest that all interest on a long first period REMIC Regular Certificate that is issued with non-de minimis OID, as determined under the foregoing rule, will be treated as OID. Where the interval between the issue date and the first Distribution Date on a REMIC Regular Certificate is shorter than the interval between subsequent Distribution Dates, interest due on the first Distribution Date in excess of the amount that accrued during the first period would be added to the Certificates stated redemption price at maturity. REMIC Regular Certificateholders should consult their own tax advisors to determine the issue price and stated redemption price at maturity of a REMIC Regular Certificate.

         Under the de minimis rule, OID on a REMIC Regular Certificate will be considered to be zero if such OID is less than 0.25% of the stated redemption price at maturity of the REMIC Regular Certificate multiplied by the weighted average maturity of the REMIC Regular Certificate. For this purpose, the weighted average maturity of the REMIC Regular Certificate is computed as the sum of the amounts determined by multiplying the number of full years (i.e., rounding down partial years) from the issue date until each distribution in reduction of stated redemption price at maturity is scheduled to be made by a fraction, the numerator of which is the amount of each distribution included in the stated redemption price at maturity of the REMIC Regular Certificate and the denominator of which is the stated redemption price at maturity of the REMIC Regular Certificate. Although currently unclear, it appears that the schedule of such distributions should be determined in accordance with the Prepayment Assumption. The Prepayment Assumption with respect to a Series of REMIC Regular Certificates will be set forth in the related Prospectus Supplement. Holders generally must report de minimis OID pro rata as principal payments are received, and such income will be capital gain if the REMIC Regular Certificate is held as a capital asset. However, accrual method holders may elect to accrue all de minimis OID as well as market discount under a constant interest method.

         The Prospectus Supplement with respect to a Trust Fund may provide for certain REMIC Regular Certificates to be issued at prices significantly exceeding their principal amounts or based on notional principal balances (the "Super-Premium Certificates"). The income tax treatment of such REMIC Regular Certificates is not entirely certain. For information reporting purposes, the Trust Fund intends to take the position that the stated redemption price at maturity of such REMIC Regular Certificates is the sum of all payments to be made on such REMIC Regular Certificates determined under the Prepayment Assumption, with the result that such REMIC Regular Certificates would be issued with OID. The calculation of income in this manner could result in negative original issue discount (which delays future accruals of OID rather than being immediately deductible) when prepayments on the Mortgage Assets exceed those estimated under the Prepayment Assumption. The IRS might contend, however, that certain proposed contingent payment rules contained in regulations issued on December 15, 1994, with respect to OID, should apply to such Certificates. Although such rules are not applicable to instruments governed by Code Section 1272(a)(6), they represent the only guidance regarding the current views of the IRS with respect to contingent payment instruments. In the alternative, the IRS could assert that the stated redemption price at maturity of such REMIC Regular Certificates should be limited to their principal amount (subject to the discussion below under "--Accrued Interest Certificates"), so that such REMIC Regular Certificates would be considered for federal income tax purposes to be issued at a premium. If such a position were to prevail, the rules described below under "--Taxation of Owners of REMIC Regular Certificates--Premium" would apply. It is unclear when a loss may be claimed for any unrecovered basis for a Super-Premium Certificate. It is possible that a holder of a Super-Premium Certificate may only claim a loss when its remaining basis exceeds the maximum amount of future payments, assuming no further prepayments or when the final payment is received with respect to such Super-Premium Certificate.

         Under the REMIC Regulations, if the issue price of a REMIC Regular Certificate (other than REMIC Regular Certificate based on a notional amount) does not exceed 125% of its actual principal amount, the interest rate is not considered disproportionately high. Accordingly, such REMIC Regular Certificate generally should not be treated as a Super-Premium Certificate and the rules described below under "--REMIC Regular Certificates --Premium" should apply. However, it is possible that holders of REMIC Regular Certificates issued at a premium, even if the premium is less than 25% of such Certificate's actual principal balance, will be required to amortize the premium under an original issue discount method or contingent interest method even though no election under Code Section 171 is made to amortize such premium.

         Generally, a REMIC Regular Certificateholder must include in gross income the "daily portions," as determined below, of the OID that accrues on a REMIC Regular Certificate for each day a Certificateholder holds the REMIC Regular Certificate, including the purchase date but excluding the disposition date. In the case of an original holder of a REMIC Regular Certificate, a calculation will be made of the portion of the OID that accrues during each successive period ("an accrual period") that ends on the day in the calendar year corresponding to a Distribution Date (or if Distribution Dates are on the first day or first business day of the immediately preceding month, interest may be treated as payable on the last day of the immediately preceding month) and begins on the day after the end of the immediately preceding accrual period (or on the issue date in the case of the first accrual period). This will be done, in the case of each full accrual period, by:

         (i)      adding

               (a) the present value at the end of the accrual period (determined by using as a discount factor the original yield to maturity of the REMIC Regular Certificates as calculated under the Prepayment Assumption) of all remaining payments to be received on the REMIC Regular Certificates under the Prepayment Assumption and

               (b) any payments included in the stated redemption price at maturity received during such accrual period, and

         (iii) subtracting from that total the adjusted issue price of the REMIC Regular Certificates at the beginning of such accrual period.

The adjusted issue price of a REMIC Regular Certificate at the beginning of the first accrual period is its issue price; the adjusted issue price of a REMIC Regular Certificate at the beginning of a subsequent accrual period is the adjusted issue price at the beginning of the immediately preceding accrual period plus the amount of OID allocable to that accrual period and reduced by the amount of any payment other than a payment of qualified stated interest made at the end of or during that accrual period. The OID accrued during an accrual period will then be divided by the number of days in the period to determine the daily portion of OID for each day in the accrual period. The calculation of OID under the method described above will cause the accrual of OID to either increase or decrease (but never below zero) in a given accrual period to reflect the fact that prepayments are occurring faster or slower than under the Prepayment Assumption. With respect to an initial accrual period shorter than a full accrual period, the daily portions of OID may be determined according to an appropriate allocation under any reasonable method.

         A subsequent purchaser of a REMIC Regular Certificate issued with OID who purchases the REMIC Regular Certificate at a cost less than the remaining stated redemption price at maturity will also be required to include in gross income the sum of the daily portions of OID on that REMIC Regular Certificate. In computing the daily portions of OID for such a purchaser (as well as an initial purchaser that purchases at a price higher than the adjusted issue price but less than the stated redemption price at maturity), however, the daily portion is reduced by the amount that would be the daily portion for such day (computed in accordance with the rules set forth above) multiplied by a fraction, the numerator of which is the amount, if any, by which the price paid by such holder for that REMIC Regular Certificate exceeds the following amount:

     (a) the sum of the issue price plus the aggregate amount of OID that would have been includible in the gross income of an original REMIC Regular Certificateholder (who purchased the REMIC Regular Certificate at its issue price), less

     (b) any prior payments included in the stated redemption price at maturity,

and the denominator of which is the sum of the daily portions for that REMIC Regular Certificate for all days beginning on the date after the purchase date and ending on the maturity date computed under the Prepayment Assumption. A holder who pays an acquisition premium instead may elect to accrue OID by treating the purchase as a purchase at original issue.

         Variable Rate REMIC Regular Certificates. REMIC Regular Certificates may provide for interest based on a variable rate. Interest based on a variable rate will constitute qualified stated interest and not contingent interest if, generally,

     (i)  such interest is unconditionally payable at least annually,

     (ii) the issue price of the debt instrument does not exceed the total noncontingent principal payments, and

    (iii) interest is based on a "qualified floating rate," an "objective rate," a combination of a single fixed rate and one or more "qualified floating rates," one "qualified inverse floating rate," or a combination of "qualified floating rates" that do not operate in a manner that significantly accelerates or defers interest payments on such REMIC Regular Certificate.

         The amount of OID with respect to a REMIC Regular Certificate bearing a variable rate of interest will accrue in the manner described above under "--Original Issue Discount and Premium" by assuming generally that the index used for the variable rate will remain fixed throughout the term of the Certificate. Appropriate adjustments are made for the actual variable rate.

         Although unclear at present, the Depositor intends to treat interest on a REMIC Regular Certificate that is a weighted average of the net interest rates on Mortgage Loans as qualified stated interest. In such case, the weighted average rate used to compute the initial pass-through rate on the REMIC Regular Certificates will be deemed to be the index in effect through the life of the REMIC Regular Certificates. It is possible, however, that the IRS may treat some or all of the interest on REMIC Regular Certificates with a weighted average rate as taxable under the rules relating to obligations providing for contingent payments. Such treatment may effect the timing of income accruals on such REMIC Regular Certificates.

         Election to Treat All Interest as OID. The OID Regulations permit a Certificateholder to elect to accrue all interest, discount (including de minimis market or original issue discount) and premium in income as interest, based on a constant yield method. If such an election were to be made with respect to a REMIC Regular Certificate with market discount, the Certificateholder would be deemed to have made an election to include in income currently market discount with respect to all other debt instruments having market discount that such Certificateholder acquires during the year of the election and thereafter. Similarly, a Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder owns or acquires. See "--REMIC Regular Certificates--Premium" herein. The election to accrue interest, discount and premium on a constant yield method with respect to a Certificate is irrevocable.

         Market Discount. A purchaser of a REMIC Regular Certificate may also be subject to the market discount provisions of Code Sections 1276 through 1278. Under these provisions and the OID Regulations, "market discount" equals the excess, if any, of

     (i) the REMIC Regular Certificate's stated principal amount or, in the case of a REMIC Regular Certificate with OID, the adjusted issue price (determined for this purpose as if the purchaser had purchased such REMIC Regular Certificate from an original holder) over

     (ii) the price for such REMIC Regular Certificate paid by the purchaser.

A Certificateholder that purchases a REMIC Regular Certificate at a market discount will recognize income upon receipt of each distribution representing amounts included in such certificate's stated redemption price at maturity. In particular, under Section 1276 of the Code such a holder generally will be required to allocate each such distribution first to accrued market discount not previously included in income, and to recognize ordinary income to that extent. A Certificateholder may elect to include market discount in income currently as it accrues rather than including it on a deferred basis in accordance with the foregoing. If made, such election will apply to all market discount bonds acquired by such Certificateholder on or after the first day of the first taxable year to which such election applies.

         Market discount with respect to a REMIC Regular Certificate will be considered to be zero if the amount allocable to the REMIC Regular Certificate is less than 0.25% of such REMIC Regular Certificate's stated redemption price at maturity multiplied by such REMIC Regular Certificate's weighted average maturity remaining after the date of purchase. If market discount on a REMIC Regular Certificate is considered to be zero under this rule, the actual amount of market discount must be allocated to the remaining principal payments on the REMIC Regular Certificate, and gain equal to such allocated amount will be recognized when the corresponding principal payment is made. Treasury regulations implementing the market discount rules have not yet been issued; therefore, investors should consult their own tax advisors regarding the application of these rules and the advisability of making any of the elections allowed under Code Sections 1276 through 1278.

         The Code provides that any principal payment (whether a scheduled payment or a prepayment) or any gain on disposition of a market discount bond acquired by the taxpayer after October 22, 1986, shall be treated as ordinary income to the extent that it does not exceed the accrued market discount at the time of such payment. The amount of accrued market discount for purposes of determining the tax treatment of subsequent principal payments or dispositions of the market discount bond is to be reduced by the amount so treated as ordinary income.

         The Code also grants authority to the Treasury Department to issue regulations providing for the computation of accrued market discount on debt instruments, the principal of which is payable in more than one installment. Until such time as regulations are issued by the Treasury, rules described in the Legislative History will apply. Under those rules, the holder of a market discount bond may elect to accrue market discount either on the basis of a constant interest method rate or according to one of the following methods. For REMIC Regular Certificates issued with OID, the amount of market discount that accrues during a period is equal to the product of:

     (i)  the total remaining market discount and

     (ii) a fraction, the numerator of which is the OID accruing during the period and the denominator of which is the total remaining OID at the beginning of the period.

For REMIC Regular Certificates issued without OID, the amount of market discount that accrues during a period is equal to the product of:

     (a)  the total remaining market discount and

     (b) a fraction, the numerator of which is the amount of stated interest paid during the accrual period and the denominator of which is the total amount of stated interest remaining to be paid at the beginning of the period.

For purposes of calculating market discount under any of the above methods in the case of instruments (such as the REMIC Regular Certificates) that provide for payments that may be accelerated by reason of prepayments of other obligations securing such instruments, the same Prepayment Assumption applicable to calculating the accrual of OID will apply.

         A holder who acquired a REMIC Regular Certificate at a market discount also may be required to defer a portion of its interest deductions for the taxable year attributable to any indebtedness incurred or continued to purchase or carry such Certificate purchased with market discount. For these purposes, the de minimis rule referred to above applies. Any such deferred interest expense would not exceed the market discount that accrues during such taxable year and is, in general, allowed as a deduction not later than the year in which such market discount is includible in income. If such holder elects to include market discount in income currently as it accrues on all market discount instruments acquired by such holder in that taxable year or thereafter, the interest deferral rule described above will not apply.

         Premium. A purchaser of a REMIC Regular Certificate that purchases the REMIC Regular Certificate at a cost (not including accrued qualified stated interest) greater than its remaining stated redemption price at maturity will be considered to have purchased the REMIC Regular Certificate at a premium and may elect to amortize such premium under a constant yield method. A Certificateholder that makes this election for a Certificate that is acquired at a premium will be deemed to have made an election to amortize bond premium with respect to all debt instruments having amortizable bond premium that such Certificateholder acquires during the year of the election or thereafter. It is not clear whether the Prepayment Assumption would be taken into account in determining the life of the REMIC Regular Certificate for this purpose. However, the Legislative History states that the same rules that apply to accrual of market discount (which rules require use of a Prepayment Assumption in accruing market discount with respect to REMIC Regular Certificates without regard to whether such Certificates have OID) will also apply in amortizing bond premium under Code Section 171. The Code provides that amortizable bond premium will be allocated among the interest payments on such REMIC Regular Certificates and will be applied as an offset against such interest payment. On December 30, 1997, the IRS issued final regulations (the "Amortizable Bond Premium Regulations") dealing with amortizable bond premium. These regulations specifically do not apply to prepayable debt instruments subject to Code section 1272(a)(6). Absent further guidance from the IRS the Trust intends to account for amortizable bond premium in the manner described above. Certificateholders should consult their tax advisors regarding the possibility of making an election to amortize any such bond premium.

         Deferred Interest. Certain classes of REMIC Regular Certificates may provide for the accrual of Deferred Interest with respect to one or more ARM Loans. Any Deferred Interest that accrues with respect to a class of REMIC Regular Certificates will constitute income to the holders of such Certificates prior to the time distributions of cash with respect to such Deferred Interest are made. It is unclear, under the OID Regulations, whether any of the interest on such Certificates will constitute qualified stated interest or whether all or a portion of the interest payable on such Certificates must be included in the stated redemption price at maturity of the Certificates and accounted for as OID (which could accelerate such inclusion). Interest on REMIC Regular Certificates must in any event be accounted for under an accrual method by the holders of such Certificates and, therefore, applying the latter analysis may result only in a slight difference in the timing of the inclusion in income of interest on such REMIC Regular Certificates.

         Effects of Defaults and Delinquencies. Certain Series of Certificates may contain one or more classes of Subordinated Certificates, and in the event there are defaults or delinquencies on the Mortgage Assets, amounts that would otherwise be distributed on the Subordinated Certificates may instead be distributed on the Senior Certificates. Subordinated Certificateholders nevertheless will be required to report income with respect to such Certificates under an accrual method without giving effect to delays and reductions in distributions on such Subordinated Certificates attributable to defaults and delinquencies on the Mortgage Assets, except to the extent that it can be established that such amounts are uncollectible. As a result, the amount of income reported by a Subordinated Certificateholder in any period could significantly exceed the amount of cash distributed to such holder in that period. The holder will eventually be allowed a loss (or will be allowed to report a lesser amount of income) to the extent that the aggregate amount of distributions on the Subordinated Certificate is reduced as a result of defaults and delinquencies on the Mortgage Assets. Timing and characterization of such losses is discussed in "--REMIC Regular Certificates--Treatment of Realized Losses" below.

         Sale, Exchange or Redemption. If a REMIC Regular Certificate is sold, exchanged, redeemed or retired, the seller will recognize gain or loss equal to the difference between the amount realized on the sale, exchange, redemption, or retirement and the seller's adjusted basis in the REMIC Regular Certificate. Such adjusted basis generally will equal the cost of the REMIC Regular Certificate to the seller, increased by any OID and market discount included in the seller's gross income with respect to the REMIC Regular Certificate, and reduced (but not below zero) by payments included in the stated redemption price at maturity previously received by the seller and by any amortized premium. Similarly, a holder who receives a payment that is part of the stated redemption price at maturity of a REMIC Regular Certificate will recognize gain equal to the excess, if any, of the amount of the payment over the holder's adjusted basis in the REMIC Regular Certificate. A REMIC Regular Certificateholder who receives a final payment that is less than the holder's adjusted basis in the REMIC Regular Certificate will generally recognize a loss. Except as provided in the following paragraph and as provided under "--Market Discount" above, any such gain or loss will be capital gain or loss, provided that the REMIC Regular Certificate is held as a "capital asset" (generally, property held for investment) within the meaning of Code Section 1221.

         Such gain or loss generally will be long-term capital gain or loss if the Note were held for more than one year. Long-term capital gains of non-corporate taxpayers are subject to reduced maximum rates while short-term capital gains are taxable at ordinary rates. The use of capital losses is subject to limitations. Prospective investors should consult their own tax advisors concerning the treatment of capital gains.

         Gain from the sale or other disposition of a REMIC Regular Certificate that might otherwise be capital gain will be treated as ordinary income to the extent that such gain does not exceed the excess, if any, of (i) the amount that would have been includible in such holder's income with respect to the REMIC Regular Certificate had income accrued thereon at a rate equal to 110% of the AFR as defined in Code Section 1274(d) determined as of the date of purchase of such REMIC Regular Certificate, over (ii) the amount actually includible in such holder's income.

         The Certificates will be "evidences of indebtedness" within the meaning of Code Section 582(c)(1), so that gain or loss recognized from the sale of a REMIC Regular Certificate by a bank or a thrift institution to which such section applies will be ordinary income or loss.

         The REMIC Regular Certificate information reports will include a statement of the adjusted issue price of the REMIC Regular Certificate at the beginning of each accrual period. In addition, the reports will include information necessary to compute the accrual of any market discount that may arise upon secondary trading of REMIC Regular Certificates. Because exact computation of the accrual of market discount on a constant yield method would require information relating to the holder's purchase price which the REMIC may not have, it appears that the information reports will only require information pertaining to the appropriate proportionate method of accruing market discount.

         Accrued Interest Certificates. Certain of the REMIC Regular Certificates ("Payment Lag Certificates") may provide for payments of interest based on a period that corresponds to the interval between Distribution Dates but that ends prior to each such Distribution Date. The period between the Closing Date for Payment Lag Certificates and their first Distribution Date may or may not exceed such interval. Purchasers of Payment Lag Certificates for which the period between the Closing Date and the first Distribution Date does not exceed such interval could pay upon purchase of the REMIC Regular Certificates accrued interest in excess of the accrued interest that would be paid if the interest paid on the Distribution Date were interest accrued from Distribution Date to Distribution Date. If a portion of the initial purchase price of a REMIC Regular Certificate is allocable to interest that has accrued prior to the issue date ("pre-issuance accrued interest") and the REMIC Regular Certificate provides for a payment of stated interest on the first payment date (and the first payment date is within one year of the issue date) that equals or exceeds the amount of the pre-issuance accrued interest, then the REMIC Regular Certificates' issue price may be computed by subtracting from the issue price the amount of pre-issuance accrued interest, rather than as an amount payable on the REMIC Regular Certificate. However, it is unclear under this method how the OID Regulations treat interest on Payment Lag Certificates. Therefore, in the case of a Payment Lag Certificate, the Trust Fund intends to include accrued interest in the issue price and report interest payments made on the first Distribution Date as interest to the extent such payments represent interest for the number of days that the Certificateholder has held such Payment Lag Certificate during the first accrual period.

         Investors should consult their own tax advisors concerning the treatment for federal income tax purposes of Payment Lag Certificates.

         Non-Interest Expenses of the REMIC. Under temporary Treasury regulations, if the REMIC is considered to be a "single-class REMIC," a portion of the REMIC's servicing, administrative and other non-interest expenses will be allocated as a separate item to those REMIC Regular Certificateholders that are "pass-through interest holders."
Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC Regular Certificates. See "Pass-Through of Non-Interest Expenses of the REMIC" under "Taxation of Owners of REMIC Residual Certificates" below.

         Treatment of Realized Losses. Although not entirely clear, it appears that holders of REMIC Regular Certificates that are corporations should in general be allowed to deduct as an ordinary loss any loss sustained during the taxable year on account of any such Certificates becoming wholly or partially worthless, and that, in general, holders of Certificates that are not corporations should be allowed to deduct as a short-term capital loss any loss sustained during the taxable year on account of any such Certificates becoming wholly worthless. Although the matter is not entirely clear, non-corporate holders of Certificates may be allowed a bad debt deduction at such time that the principal balance of any such Certificate is reduced to reflect realized losses resulting from any liquidated Mortgage Assets. The Internal Revenue Service, however, could take the position that non-corporate holders will be allowed a bad debt deduction to reflect realized losses only after all Mortgage Assets remaining in the related Trust Fund have been liquidated or the Certificates of the related Series have been otherwise retired. Potential investors and holders of the Certificates are urged to consult their own tax advisors regarding the appropriate timing, amount and character of any loss sustained with respect to such Certificates, including any loss resulting from the failure to recover previously accrued interest or discount income. Special loss rules are applicable to banks and thrift institutions, including rules regarding reserves for bad debts. Such taxpayers are advised to consult their tax advisors regarding the treatment of losses on Certificates.

         Non-U.S. Persons. Generally, payments of interest (including any payment with respect to accrued OID) on the REMIC Regular Certificates to a REMIC Regular Certificateholder who is not a U.S. Person and is not engaged in a trade or business within the United States will not be subject to federal withholding tax if (i) such REMIC Regular Certificateholder does not actually or constructively own 10 percent or more of the combined voting power of all classes of equity in the Issuer; (ii) such REMIC Regular Certificateholder is not a controlled foreign corporation (within the meaning of Code Section 957) related to the Issuer; and (iii) such REMIC Regular Certificateholder complies with certain identification requirements (including delivery of a statement, signed by the REMIC Regular Certificateholder under penalties of perjury, certifying that such REMIC Regular Certificateholder is a foreign person and providing the name and address of such REMIC Regular Certificateholder). If a REMIC Regular Certificateholder is not exempt from withholding, distributions of interest to such holder, including distributions in respect of accrued OID, may be subject to a 30% withholding tax, subject to reduction under any applicable tax treaty.

         Further, a REMIC Regular Certificate will not be included in the estate of a non-resident alien individual and will not be subject to United States estate taxes. However, Certificateholders who are non-resident alien individuals should consult their tax advisors concerning this question.

         REMIC Regular Certificateholders who are not U.S. Persons and persons related to such holders should not acquire any REMIC Residual Certificates, and holders of REMIC Residual Certificates (the "REMIC Residual Certificateholder") and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates without consulting their tax advisors as to the possible adverse tax consequences of doing so.

         Information Reporting and Backup Withholding. The Master Servicer will furnish or make available, within a reasonable time after the end of each calendar year, to each person who was a REMIC Regular Certificateholder at any time during such year, such information as may be deemed necessary or desirable to assist REMIC Regular Certificateholders in preparing their federal income tax returns, or to enable holders to make such information available to beneficial owners or financial intermediaries that hold such REMIC Regular Certificates on behalf of beneficial owners. If a holder, beneficial owner, financial intermediary or other recipient of a payment on behalf of a beneficial owner fails to supply a certified taxpayer identification number or if the Secretary of the Treasury determines that such person has not reported all interest and dividend income required to be shown on its federal income tax return, 31% backup withholding may be required with respect to any payments. Any amounts deducted and withheld from a distribution to a recipient would be allowed as a credit against such recipient's federal income tax liability.

         New Withholding Regulations. On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New Regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

         B.       Taxation of Owners of REMIC Residual Certificates

         Allocation of the Income of the REMIC to the REMIC Residual Certificates. The REMIC will not be subject to federal income tax except with respect to income from prohibited transactions and certain other transactions. See "--Prohibited Transactions and Other Taxes" below. Instead, each original holder of a REMIC Residual Certificate will report on its federal income tax return, as ordinary income, its share of the taxable income of the REMIC for each day during the taxable year on which such holder owns any REMIC Residual Certificates. The taxable income of the REMIC for each day will be determined by allocating the taxable income of the REMIC for each calendar quarter ratably to each day in the quarter. Such a holder's share of the taxable income of the REMIC for each day will be based on the portion of the outstanding REMIC Residual Certificates that such holder owns on that day. The taxable income of the REMIC will be determined under an accrual method and will be taxable to the holders of REMIC Residual Certificates without regard to the timing or amounts of cash distributions by the REMIC. Ordinary income derived from REMIC Residual Certificates will be "portfolio income" for purposes of the taxation of taxpayers subject to the limitations on the deductibility of "passive losses." As residual interests, the REMIC Residual Certificates will be subject to tax rules, described below, that differ from those that would apply if the REMIC Residual Certificates were treated for federal income tax purposes as direct ownership interests in the Certificates or as debt instruments issued by the REMIC.

         A REMIC Residual Certificateholder may be required to include taxable income from the REMIC Residual Certificate in excess of the cash distributed. For example, a structure where principal distributions are made serially on regular interests (that is, a fast-pay, slow-pay structure) may generate such a mismatching of income and cash distributions (that is, "phantom income"). This mismatching may be caused by the use of certain required tax accounting methods by the REMIC, variations in the prepayment rate of the underlying Mortgage Assets and certain other factors. Depending upon the structure of a particular transaction, the aforementioned factors may significantly reduce the after-tax yield of a REMIC Residual Certificate to a REMIC Residual Certificateholder. Investors should consult their own tax advisors concerning the federal income tax treatment of a REMIC Residual Certificate and the impact of such tax treatment on the after-tax yield of a REMIC Residual Certificate.

         A subsequent REMIC Residual Certificateholder also will report on its federal income tax return amounts representing a daily share of the taxable income of the REMIC for each day that such REMIC Residual Certificateholder owns such REMIC Residual Certificate. Those daily amounts generally would equal the amounts that would have been reported for the same days by an original REMIC Residual Certificateholder, as described above. The Legislative History indicates that certain adjustments may be appropriate to reduce (or increase) the income of a subsequent holder of a REMIC Residual Certificate that purchased such REMIC Residual Certificate at a price greater than (or less than) the adjusted basis such REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder. See "--Sale or Exchange of REMIC Residual Certificates" below. It is not clear, however, whether such adjustments will in fact be permitted or required and, if so, how they would be made. The REMIC Regulations do not provide for any such adjustments.

         Taxable Income of the REMIC Attributable to Residual Interests. The taxable income of the REMIC will reflect a netting of (i) the income from the Mortgage Assets and the REMIC's other assets and (ii) the deductions allowed to the REMIC for interest and OID on the REMIC Regular Certificates and, except as described above under "--Taxation of Owners of REMIC Regular Certificates--Non-Interest Expenses of the REMIC," other expenses. REMIC taxable income is generally determined in the same manner as the taxable income of an individual using the accrual method of accounting, except that:

     (i) the limitations on deductibility of investment interest expense and expenses for the production of income do not apply,

     (ii) all bad loans will be deductible as business bad debts, and

    (iii) the limitation on the deductibility of interest and expenses related to tax-exempt income will apply.

The REMIC's gross income includes interest, original issue discount income, and market discount income, if any, on the Mortgage Loans, reduced by amortization of any premium on the Mortgage Loans, plus income on reinvestment of cash flows and reserve assets, plus any cancellation of indebtedness income upon allocation of realized losses to the REMIC Regular Certificates. Note that the timing of cancellation of indebtedness income recognized by REMIC Residual Certificateholders resulting from defaults and delinquencies on Mortgage Assets may differ from the time of the actual loss on the Mortgage Asset. The REMIC's deductions include interest and original issue discount expense on the REMIC Regular Certificates, servicing fees on the Mortgage Loans, other administrative expenses of the REMIC and realized losses on the Mortgage Loans. The requirement that REMIC Residual Certificateholders report their pro rata share of taxable income or net loss of the REMIC will continue until there are no Certificates of any class of the related Series outstanding.

         For purposes of determining its taxable income, the REMIC will have an initial aggregate tax basis in its assets equal to the sum of the issue prices of the REMIC Regular Certificates and the REMIC Residual Certificates (or, if a class of Certificates is not sold initially, its fair market value). Such aggregate basis will be allocated among the Mortgage Assets and other assets of the REMIC in proportion to their respective fair market value. A Mortgage Asset will be deemed to have been acquired with discount or premium to the extent that the REMIC's basis therein is less than or greater than its principal balance, respectively. Any such discount (whether market discount or OID) will be includible in the income of the REMIC as it accrues, in advance of receipt of the cash attributable to such income, under a method similar to the method described above for accruing OID on the REMIC Regular Certificates. The REMIC expects to elect under Code Section 171 to amortize any premium on the Mortgage Assets. Premium on any Mortgage Asset to which such election applies would be amortized under a constant yield method. It is not clear whether the yield of a Mortgage Asset would be calculated for this purpose based on scheduled payments or taking account of the Prepayment Assumption. Additionally, such an election would not apply to the yield with respect to any underlying mortgage loan originated on or before September 27, 1985. Instead, premium with respect to such a mortgage loan would be allocated among the principal payments thereon and would be deductible by the REMIC as those payments become due.

         The REMIC will be allowed a deduction for interest and OID on the REMIC Regular Certificates. The amount and method of accrual of OID will be calculated for this purpose in the same manner as described above with respect to REMIC Regular Certificates except that the 0.25% per annum de minimis rule and adjustments for subsequent holders described therein will not apply.

         A REMIC Residual Certificateholder will not be permitted to amortize the cost of the REMIC Residual Certificate as an offset to its share of the REMIC's taxable income. However, REMIC taxable income will not include cash received by the REMIC that represents a recovery of the REMIC's basis in its assets, and, as described above, the issue price of the REMIC Residual Certificates will be added to the issue price of the REMIC Regular Certificates in determining the REMIC's initial basis in its assets. See "--Sale or Exchange of REMIC Residual Certificates" below. For a discussion of possible adjustments to income of a subsequent holder of a REMIC Residual Certificate to reflect any difference between the actual cost of such REMIC Residual Certificate to such holder and the adjusted basis such REMIC Residual Certificate would have in the hands of an original REMIC Residual Certificateholder, see "--Allocation of the Income of the REMIC to the REMIC Residual Certificates" above.

         Net Losses of the REMIC. The REMIC will have a net loss for any calendar quarter in which its deductions exceed its gross income. Such net loss would be allocated among the REMIC Residual Certificateholders in the same manner as the REMIC's taxable income. The net loss allocable to any REMIC Residual Certificate will not be deductible by the holder to the extent that such net loss exceeds such holder's adjusted basis in such REMIC Residual Certificate. Any net loss that is not currently deductible by reason of this limitation may only be used by such REMIC Residual Certificateholder to offset its share of the REMIC's taxable income in future periods (but not otherwise). The ability of REMIC Residual Certificateholders that are individuals or closely held corporations to deduct net losses may be subject to additional limitations under the Code.

         Mark to Market Rules. A Residual Certificate acquired after January 3, 1995 cannot be marked to market.

         Pass-Through of Non-Interest Expenses of the REMIC. As a general rule, all of the fees and expenses of a REMIC will be taken into account by holders of the REMIC Residual Certificates. In the case of a "single class REMIC," however, the expenses and a matching amount of additional income will be allocated, under temporary Treasury regulations, among the REMIC Regular Certificateholders and the REMIC Residual Certificateholders on a daily basis in proportion to the relative amounts of income accruing to each Certificateholder on that day. In general terms, a single class REMIC is one that either (i) would qualify, under existing Treasury regulations, as a grantor trust if it were not a REMIC (treating all interests as ownership interests, even if they would be classified as debt for federal income tax purposes) or (ii) is similar to such a trust and is structured with the principal purpose of avoiding the single class REMIC rules. Unless otherwise stated in the applicable Prospectus Supplement, the expenses of the REMIC will be allocated to holders of the related REMIC Residual Certificates in their entirety and not to holders of the related REMIC Regular Certificates.

         In the case of individuals (or trusts, estates or other persons that compute their income in the same manner as individuals) who own an interest in a REMIC Regular Certificate or a REMIC Residual Certificate directly or through a pass-through interest holder that is required to pass miscellaneous itemized deductions through to its owners or beneficiaries (e.g. a partnership, an S corporation or a grantor trust), such expenses will be deductible under Code Section 67 only to the extent that such expenses, plus other "miscellaneous itemized deductions" of the individual, exceed 2% of such individual's adjusted gross income. In addition, Code Section 68 provides that the amount of itemized deductions otherwise allowable for an individual whose adjusted gross income exceeds a certain amount (the "Applicable Amount") will be reduced by the lesser of (i) 3% of the excess of the individual's adjusted gross income over the Applicable Amount or (ii) 80% of the amount of itemized deductions otherwise allowable for the taxable year. The amount of additional taxable income recognized by REMIC Residual Certificateholders who are subject to the limitations of either Code Section 67 or Code Section 68 may be substantial. Further, holders (other than corporations) subject to the alternative minimum tax may not deduct miscellaneous itemized deductions in determining such holders' alternative minimum taxable income. The REMIC is required to report to each pass-through interest holder and to the IRS such holder's allocable share, if any, of the REMIC's non-interest expenses. The term "pass-through interest holder" generally refers to individuals, entities taxed as individuals and certain pass-through entities, but does not include real estate investment trusts. REMIC Residual Certificateholders that are pass-through interest holders should consult their own tax advisors about the impact of these rules on an investment in the REMIC Residual Certificates.

         Excess Inclusions. A portion of the income on a REMIC Residual Certificate (referred to in the Code as an "excess inclusion") for any calendar quarter will be subject to federal income tax in all events. Thus, for example, an excess inclusion (i) may not, except as described below, be offset by any unrelated losses, deductions or loss carryovers of a REMIC Residual Certificateholder; (ii) will be treated as "unrelated business taxable income" within the meaning of Code Section 512 if the REMIC Residual Certificateholder is a pension fund or any other organization that is subject to tax only on its unrelated business taxable income (see "--Tax-Exempt Investors" below); and (iii) is not eligible for any reduction in the rate of withholding tax in the case of a REMIC Residual Certificateholder that is a foreign investor. See "--Non-U.S. Persons" below. An exception to the excess inclusion rules that applied to thrifts holding certain residuals was repealed by the Small Business Tax Act of 1996.

         Except as discussed in the following paragraph, with respect to any REMIC Residual Certificateholder, the excess inclusions for any calendar quarter is the excess, if any, of (i) the income of such REMIC Residual Certificateholder for that calendar quarter from its REMIC Residual Certificate over (ii) the sum of the "daily accruals" (as defined below) for all days during the calendar quarter on which the REMIC Residual Certificateholder holds such REMIC Residual Certificate. For this purpose, the daily accruals with respect to a REMIC Residual Certificate are determined by allocating to each day in the calendar quarter its ratable portion of the product of the "adjusted issue price" (as defined below) of the REMIC Residual Certificate at the beginning of the calendar quarter and 120 percent of the "Federal long-term rate" in effect at the time the REMIC Residual Certificate is issued. For this purpose, the "adjusted issue price" of a REMIC Residual Certificate at the beginning of any calendar quarter equals the issue price of the REMIC Residual Certificate, increased by the amount of daily accruals for all prior quarters, and decreased (but not below zero) by the aggregate amount of payments made on the REMIC Residual Certificate before the beginning of such quarter. The "federal long-term rate" is an average of current yields on Treasury securities with a remaining term of greater than nine years, computed and published monthly by the IRS.

         In the case of any REMIC Residual Certificates held by a real estate investment trust, the aggregate excess inclusions with respect to such REMIC Residual Certificates, reduced (but not below zero) by the real estate investment trust taxable income (within the meaning of Code Section 857(b)(2), excluding any net capital gain), will be allocated among the shareholders of such trust in proportion to the dividends received by such shareholders from such trust, and any amount so allocated will be treated as an excess inclusion with respect to a REMIC Residual Certificate as if held directly by such shareholder. Regulated investment companies, common trust funds and certain cooperatives are subject to similar rules.

         Payments. Any distribution made on a REMIC Residual Certificate to a REMIC Residual Certificateholder will be treated as a non-taxable return of capital to the extent it does not exceed the REMIC Residual Certificateholder's adjusted basis in such REMIC Residual Certificate. To the extent a distribution exceeds such adjusted basis, it will be treated as gain from the sale of the REMIC Residual Certificate.

         Sale or Exchange of REMIC Residual Certificates. If a REMIC Residual Certificate is sold or exchanged, the seller will generally recognize gain or loss equal to the difference between the amount realized on the sale or exchange and its adjusted basis in the REMIC Residual Certificate (except that the recognition of loss may be limited under the "wash sale" rules described below). A holder's adjusted basis in a REMIC Residual Certificate generally equals the cost of such REMIC Residual Certificate to such REMIC Residual Certificateholder, increased by the taxable income of the REMIC that was included in the income of such REMIC Residual Certificateholder with respect to such REMIC Residual Certificate, and decreased (but not below zero) by the net losses that have been allowed as deductions to such REMIC Residual Certificateholder with respect to such REMIC Residual Certificate and by the distributions received thereon by such REMIC Residual Certificateholder. In general, any such gain or loss will be capital gain or loss provided the REMIC Residual Certificate is held as a capital asset. However, REMIC Residual Certificates will be "evidences of indebtedness" within the meaning of Code
Section 582(c)(1), so that gain or loss recognized from sale of a REMIC Residual Certificate by a bank or thrift institution to which such section applies would be ordinary income or loss.

         Except as provided in Treasury regulations yet to be issued, if the seller of a REMIC Residual Certificate reacquires such REMIC Residual Certificate, or acquires any other REMIC Residual Certificate, any residual interest in another REMIC or similar interest in a "taxable mortgage pool" (as defined in Code Section 7701(i)) during the period beginning six months before, and ending six months after, the date of such sale, such sale will be subject to the "wash sale" rules of Code Section 1091. In that event, any loss realized by the REMIC Residual Certificateholder on the sale will not be deductible, but, instead, will increase such REMIC Residual Certificateholder's adjusted basis in the newly acquired asset.

         C.       Prohibited Transactions and Other Taxes

         The Code imposes a tax on REMICs equal to 100% of the net income derived from "prohibited transactions" (the "Prohibited Transactions Tax"). In general, subject to certain specified exceptions, a prohibited transaction means the disposition of a Mortgage Asset, the receipt of income from a source other than a Mortgage Asset or certain other permitted investments, the receipt of compensation for services, or gain from the disposition of an asset purchased with the payments on the Mortgage Assets for temporary investment pending distribution on the Certificates. It is not anticipated that the Trust Fund for any Series of Certificates will engage in any prohibited transactions in which it would recognize a material amount of net income.

         In addition, certain contributions to a Trust Fund as to which an election has been made to treat such Trust Fund as a REMIC made after the day on which such Trust Fund issues all of its interests could result in the imposition of a tax on the Trust Fund equal to 100% of the value of the contributed property (the "Contributions Tax"). No Trust Fund for any Series of Certificates will accept contributions that would subject it to such tax.

         In addition, a Trust Fund as to which an election has been made to treat such Trust Fund as a REMIC may also be subject to federal income tax at the highest corporate rate on "net income from foreclosure property," determined by reference to the rules applicable to real estate investment trusts. "Net income from foreclosure property" generally means income from foreclosure property other than qualifying income for a real estate investment trust.

         Where any Prohibited Transactions Tax, Contributions Tax, tax on net income from foreclosure property or state or local income or franchise tax that may be imposed on a REMIC relating to any Series of Certificates arises out of or results from (i) a breach of the related Master Servicer's, Trustee's or Asset Seller's obligations, as the case may be, under the related Agreement for such Series, such tax will be borne by such Master Servicer, Trustee or Asset Seller, as the case may be, out of its own funds or (ii) the Asset Seller's obligation to repurchase a Mortgage Loan, such tax will be borne by the Asset Seller. In the event that such Master Servicer, Trustee or Asset Seller, as the case may be, fails to pay or is not required to pay any such tax as provided above, such tax will be payable out of the Trust Fund for such Series and will result in a reduction in amounts available to be distributed to the Certificateholders of such Series.

         D.       Liquidation and Termination

         If the REMIC adopts a plan of complete liquidation, within the meaning of Code Section 860F(a)(4)(A)(i), which may be accomplished by designating in the REMIC's final tax return a date on which such adoption is deemed to occur, and sells all of its assets (other than cash) within a 90-day period beginning on such date, the REMIC will not be subject to any Prohibited Transaction Tax, provided that the REMIC credits or distributes in liquidation all of the sale proceeds plus its cash (other than the amounts retained to meet claims) to holders of Regular and REMIC Residual Certificates within the 90-day period.

         The REMIC will terminate shortly following the retirement of the REMIC Regular Certificates. If a REMIC Residual Certificateholder's adjusted basis in the REMIC Residual Certificate exceeds the amount of cash distributed to such REMIC Residual Certificateholder in final liquidation of its interest, then it would appear that the REMIC Residual Certificateholder would be entitled to a loss equal to the amount of such excess. It is unclear whether such a loss, if allowed, will be a capital loss or an ordinary loss.

         E.       Administrative Matters

         Solely for the purpose of the administrative provisions of the Code, the REMIC generally will be treated as a partnership and the REMIC Residual Certificateholders will be treated as the partners. Certain information will be furnished quarterly to each REMIC Residual Certificateholder who held a REMIC Residual Certificate on any day in the previous calendar quarter.

         Each REMIC Residual Certificateholder is required to treat items on its return consistently with their treatment on the REMIC's return, unless the REMIC Residual Certificateholder either files a statement identifying the inconsistency or establishes that the inconsistency resulted from incorrect information received from the REMIC. The IRS may assert a deficiency resulting from a failure to comply with the consistency requirement without instituting an administrative proceeding at the REMIC level. The REMIC does not intend to register as a tax shelter pursuant to Code Section 6111 because it is not anticipated that the REMIC will have a net loss for any of the first five taxable years of its existence. Any person that holds a REMIC Residual Certificate as a nominee for another person may be required to furnish the REMIC, in a manner to be provided in Treasury regulations, with the name and address of such person and other information.

         F.       Tax-Exempt Investors

         Any REMIC Residual Certificateholder that is a pension fund or other entity that is subject to federal income taxation only on its "unrelated business taxable income" within the meaning of Code Section 512 will be subject to such tax on that portion of the distributions received on a REMIC Residual Certificate that is considered an excess inclusion. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above.

         G.       Residual Certificate Payments--Non-U.S. Persons

         Amounts paid to REMIC Residual Certificateholders who are not U.S. Persons (see "--Taxation of Owners of REMIC Regular Certificates--Non-U.S. Persons" above) are treated as interest for purposes of the 30% (or lower treaty rate) United States withholding tax. Amounts distributed to holders of REMIC Residual Certificates should qualify as "portfolio interest," subject to the conditions described in "--Taxation of Owners of REMIC Regular Certificates" above, but only to the extent that the underlying mortgage loans were originated after July 18, 1984. Furthermore, the rate of withholding on any income on a REMIC Residual Certificate that is excess inclusion income will not be subject to reduction under any applicable tax treaties. See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above. If the portfolio interest exemption is unavailable, such amount will be subject to United States withholding tax when paid or otherwise distributed (or when the REMIC Residual Certificate is disposed of) under rules similar to those for withholding upon disposition of debt instruments that have OID. The Code, however, grants the Treasury Department authority to issue regulations requiring that those amounts be taken into account earlier than otherwise provided where necessary to prevent avoidance of tax (for example, where the REMIC Residual Certificates do not have significant value). See "--Taxation of Owners of REMIC Residual Certificates--Excess Inclusions" above. If the amounts paid to REMIC Residual Certificateholders that are not U.S. Persons are effectively connected with their conduct of a trade or business within the United States, the 30% (or lower treaty rate) withholding will not apply. Instead, the amounts paid to such non-U.S. Person will be subject to U.S. federal income taxation at regular graduated rates. For special restrictions on the transfer of REMIC Residual Certificates, see "--Tax-Related Restrictions on Transfers of REMIC Residual Certificates" below.

         REMIC Regular Certificateholders and persons related to such holders should not acquire any REMIC Residual Certificates, and REMIC Residual Certificateholders and persons related to REMIC Residual Certificateholders should not acquire any REMIC Regular Certificates, without consulting their tax advisors as to the possible adverse tax consequences of such acquisition.

Tax-Related Restrictions on Transfers of REMIC Residual Certificates

         Disqualified Organizations. An entity may not qualify as a REMIC unless there are reasonable arrangements designed to ensure that residual interests in such entity are not held by "disqualified organizations" (as defined below). Further, a tax is imposed on the transfer of a residual interest in a REMIC to a "disqualified organization." The amount of the tax equals the product of (i) an amount (as determined under the REMIC Regulations) equal to the present value of the total anticipated "excess inclusions" with respect to such interest for periods after the transfer and
(ii) the highest marginal federal income tax rate applicable to corporations. The tax is imposed on the transferor unless the transfer is through an agent (including a broker or other middleman) for a disqualified organization, in which event the tax is imposed on the agent. The person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnished to such person an affidavit that the transferee is not a disqualified organization and, at the time of the transfer, such person does not have actual knowledge that the affidavit is false. A "disqualified organization" means (A) the United States, any State, possession or political subdivision thereof, any foreign government, any international organization or any agency or instrumentality of any of the foregoing (provided that such term does not include an instrumentality if all its activities are subject to tax and, except for FHLMC, a majority of its board of directors is not selected by any such governmental agency), (B) any organization (other than certain farmers' cooperatives) generally exempt from federal income taxes unless such organization is subject to the tax on "unrelated business taxable income" and
(C) a rural electric or telephone cooperative.

         A tax is imposed on a "pass-through entity" (as defined below) holding a residual interest in a REMIC if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. The amount of the tax is equal to the product of
(A) the amount of excess inclusions for the taxable year allocable to the interest held by the disqualified organization and (B) the highest marginal federal income tax rate applicable to corporations. The pass-through entity otherwise liable for the tax, for any period during which the disqualified organization is the record holder of an interest in such entity, will be relieved of liability for the tax if such record holder furnishes to such entity an affidavit that such record holder is not a disqualified organization and, for such period, the pass-through entity does not have actual knowledge that the affidavit is false. For this purpose, a "pass-through entity" means
(i) a regulated investment company, real estate investment trust or common trust fund, (ii) a partnership, trust or estate and (iii) certain cooperatives. Except as may be provided in Treasury regulations not yet issued, any person holding an interest in a pass-through entity as a nominee for another will, with respect to such interest, be treated as a pass-through entity. The tax on pass-through entities is generally effective for periods after March 31, 1988, except that in the case of regulated investment companies, real estate investment trusts, common trust funds and publicly-traded partnerships the tax shall apply only to taxable years of such entities beginning after December 31, 1988. Under the Taxpayer Relief Act of 1997, large partnerships (generally with 250 or more partners) will be taxable on excess inclusion income as if all partners were disqualified organizations.

         In order to comply with these rules, the Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be purchased, transferred or sold, directly or indirectly, without the express written consent of the Master Servicer. The Master Servicer will grant such consent to a proposed transfer only if it receives the following: (i) an affidavit from the proposed transferee to the effect that it is not a disqualified organization and is not acquiring the REMIC Residual Certificate as a nominee or agent for a disqualified organization and (ii) a covenant by the proposed transferee to the effect that the proposed transferee agrees to be bound by and to abide by the transfer restrictions applicable to the REMIC Residual Certificate.

         Noneconomic REMIC Residual Certificates. The REMIC Regulations disregard, for federal income tax purposes, any transfer of a Noneconomic REMIC Residual Certificate to a "U.S. Person," as defined above, unless no significant purpose of the transfer is to enable the transferor to impede the assessment or collection of tax. A Noneconomic REMIC Residual Certificate is any REMIC Residual Certificate (including a REMIC Residual Certificate with a positive value at issuance) unless, at the time of transfer, taking into account the Prepayment Assumption and any required or permitted clean up calls or required liquidation provided for in the REMIC's organizational documents,
(i) the present value of the expected future distributions on the REMIC Residual Certificate at least equals the product of the present value of the anticipated excess inclusions and the highest corporate income tax rate in effect for the year in which the transfer occurs and (ii) the transferor reasonably expects that the transferee will receive distributions from the REMIC at or after the time at which taxes accrue on the anticipated excess inclusions in an amount sufficient to satisfy the accrued taxes. A significant purpose to impede the assessment or collection of tax exists if the transferor, at the time of the transfer, either knew or should have known that the transferee would be unwilling or unable to pay taxes due on its share of the taxable income of the REMIC. A transferor is presumed not to have such knowledge if (i) the transferor conducted a reasonable investigation of the transferee and (ii) the transferee acknowledges to the transferor that the residual interest may generate tax liabilities in excess of the cash flow and the transferee represents that it intends to pay such taxes associated with the residual interest as they become due. If a transfer of a Noneconomic REMIC Residual Certificate is disregarded, the transferor would continue to be treated as the owner of the REMIC Residual Certificate and would continue to be subject to tax on its allocable portion of the net income of the REMIC.

         Foreign Investors. The REMIC Regulations provide that the transfer of a REMIC Residual Certificate that has a "tax avoidance potential" to a "foreign person" will be disregarded for federal income tax purposes. This rule appears to apply to a transferee who is not a U.S. Person unless such transferee's income in respect of the REMIC Residual Certificate is effectively connected with the conduct of a United Sates trade or business. A REMIC Residual Certificate is deemed to have a tax avoidance potential unless, at the time of transfer, the transferor reasonably expect that the REMIC will distribute to the transferee amounts that will equal at least 30 percent of each excess inclusion, and that such amounts will be distributed at or after the time the excess inclusion accrues and not later than the end of the calendar year following the year of accrual. If the non-U.S. Person transfers the REMIC Residual Certificate to a U.S. Person, the transfer will be disregarded, and the foreign transferor will continue to be treated as the owner, if the transfer has the effect of allowing the transferor to avoid tax on accrued excess inclusions. The provisions in the REMIC Regulations regarding transfers of REMIC Residual Certificates that have tax avoidance potential to foreign persons are effective for all transfers after June 30, 1992. The Agreement will provide that no record or beneficial ownership interest in a REMIC Residual Certificate may be transferred, directly or indirectly, to a non-U.S. Person unless such person provides the Trustee with a duly completed IRS Form 4224 and the Trustee consents to such transfer in writing.

         Any attempted transfer or pledge in violation of the transfer restrictions shall be absolutely null and void and shall vest no rights in any purported transferee. Investors in REMIC Residual Certificates are advised to consult their own tax advisors with respect to transfers of the REMIC Residual Certificates and, in addition, pass-through entities are advised to consult their own tax advisors with respect to any tax which may be imposed on a pass-through entity.

Tax Characterization of a Trust Fund as a Partnership

         Brown & Wood LLP, special counsel to the Depositor, will deliver its opinion that a Trust Fund for which a partnership election is made will not be an association (or publicly traded partnership) taxable as a corporation for federal income tax purposes. This opinion will be based on the assumption that the terms of the Trust Agreement and related documents will be complied with, and on counsel's conclusions that (1) the nature of the income of the Trust Fund will exempt it from the rule that certain publicly traded partnerships are taxable as corporations or (2) the issuance of the Certificates has been structured as a private placement under an IRS safe harbor, so that the Trust Fund will not be characterized as a publicly traded partnership taxable as a corporation.

         If the Trust Fund were taxable as a corporation for federal income tax purposes, the Trust Fund would be subject to corporate income tax on its taxable income. The Trust Fund's taxable income would include all its income, possibly reduced by its interest expense on the Notes. Any such corporate income tax could materially reduce cash available to make payments on the Notes and distributions on the Certificates, and Certificateholders could be liable for any such tax that is unpaid by the Trust Fund.

         A.       Tax Consequences to Holders of the Notes

         Treatment of the Notes as Indebtedness. The Trust Fund will agree, and the Noteholders will agree by their purchase of Notes, to treat the Notes as debt for federal income tax purposes. Special counsel to the Depositor will, except as otherwise provided in the related Prospectus Supplement, advise the Depositor that the Notes will be classified as debt for federal income tax purposes. The discussion below assumes this characterization of the Notes is correct.

         OID, etc. The discussion below assumes that all payments on the Notes are denominated in U.S. dollars. Moreover, the discussion assumes that the interest formula for the Notes meets the requirements for "qualified stated interest" under the OID regulations, and that any OID on the Notes (i.e., any excess of the principal amount of the Notes over their issue price) does not exceed a de minimis amount (i.e., 1/4% of their principal amount multiplied by the number of full years included in their term), all within the meaning of the OID regulations. If these conditions are not satisfied with respect to any given series of Notes, additional tax considerations with respect to such Notes will be disclosed in the applicable Prospectus Supplement.

         Interest Income on the Notes. Based on the above assumptions, except as discussed in the following paragraph, the Notes will not be considered issued with OID. The stated interest thereon will be taxable to a Noteholder as ordinary interest income when received or accrued in accordance with such Noteholder's method of tax accounting. Under the OID regulations, a holder of a Note issued with a de minimis amount of OID must include such OID in income, on a pro rata basis, as principal payments are made on the Note. It is believed that any prepayment premium paid as a result of a mandatory redemption will be taxable as contingent interest when it becomes fixed and unconditionally payable. A purchaser who buys a Note for more or less than its principal amount will generally be subject, respectively, to the premium amortization or market discount rules of the Code.

         A holder of a Note that has a fixed maturity date of not more than one year from the issue date of such Note (a "Short-Term Note") may be subject to special rules. An accrual basis holder of a Short-Term Note (and certain cash method holders, including regulated investment companies, as set forth in
Section 1281 of the Code) generally would be required to report interest income as interest accrues on a straight-line basis over the term of each interest period. Other cash basis holders of a Short-Term Note would, in general, be required to report interest income as interest is paid (or, if earlier, upon the taxable disposition of the Short-Term Note). However, a cash basis holder of a Short-Term Note reporting interest income as it is paid may be required to defer a portion of any interest expense otherwise deductible on indebtedness incurred to purchase or carry the Short-Term Note until the taxable disposition of the Short-Term Note. A cash basis taxpayer may elect under Section 1281 of the Code to accrue interest income on all nongovernment debt obligations with a term of one year or less, in which case the taxpayer would include interest on the Short-Term Note in income as it accrues, but would not be subject to the interest expense deferral rule referred to in the preceding sentence. Certain special rules apply if a Short-Term Note is purchased for more or less than its principal amount.

         Sale or Other Disposition. If a Noteholder sells a Note, the holder will recognize gain or loss in an amount equal to the difference between the amount realized on the sale and the holder's adjusted tax basis in the Note.

         The adjusted tax basis of a Note to a particular Noteholder will equal the holder's cost for the Note, increased by any market discount, acquisition discount, OID and gain previously included by such Noteholder in income with respect to the Note and decreased by the amount of bond premium (if any) previously amortized and by the amount of principal payments previously received by such Noteholder with respect to such Note. Any such gain or loss will be capital gain or loss if the Note was held as a capital asset, except for gain representing accrued interest and accrued market discount not previously included in income. Capital losses generally may be used only to offset capital gains.

         Such gain or loss generally will be long-term capital gain or loss if the Note were held for more than one year. Long-term capital gains of non-corporate taxpayers are subject to reduced maximum rates while short-term capital gains are taxable at ordinary rates. The use of capital losses is subject to limitations. Prospective investors should consult their own tax advisors concerning the treatment of capital gains.

         Foreign Holders. Interest payments made (or accrued) to a Noteholder who is a nonresident alien, foreign corporation or other non-United States person (a "foreign person") generally will be considered "portfolio interest", and generally will not be subject to United States federal income tax and withholding tax, if the interest is not effectively connected with the conduct of a trade or business within the United States by the foreign person and the foreign person (i) is not actually or constructively a "10 percent shareholder" of the Trust or the Depositor (including a holder of 10% of the outstanding Certificates) or a "controlled foreign corporation" with respect to which the Trust Fund or the Asset Seller is a "related person" within the meaning of the Code and (ii) provides the Owner Trustee or other person who is otherwise required to withhold U.S. tax with respect to the Notes with an appropriate statement (on Form W-8 or a similar form), signed under penalties of perjury, certifying that the beneficial owner of the Note is a foreign person and providing the foreign person's name and address. If a Note is held through a securities clearing organization or certain other financial institutions, the organization or institution may provide the relevant signed statement to the withholding agent; in that case, however, the signed statement must be accompanied by a Form W-8 or substitute form provided by the foreign person that owns the Note. If such interest is not portfolio interest, then it will be subject to United States federal income and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable tax treaty.

         Any capital gain realized on the sale, redemption, retirement or other taxable disposition of a Note by a foreign person will be exempt from United States federal income and withholding tax, provided that (i) such gain is not effectively connected with the conduct of a trade or business in the United States by the foreign person and (ii) in the case of an individual foreign person, the foreign person is not present in the United States for 183 days or more in the taxable year.

         Backup Withholding. Each holder of a Note (other than an exempt holder such as a corporation, tax-exempt organization, qualified pension and profit-sharing trust, individual retirement account or nonresident alien who provides certification as to status as a nonresident) will be required to provide, under penalties of perjury, a certificate containing the holder's name, address, correct federal taxpayer identification number and a statement that the holder is not subject to backup withholding. Should a nonexempt Noteholder fail to provide the required certification, the Trust Fund will be required to withhold 31 percent of the amount otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         Possible Alternative Treatments of the Notes. If, contrary to the opinion of special counsel to the Depositor, the IRS successfully asserted that one or more of the Notes did not represent debt for federal income tax purposes, the Notes might be treated as equity interests in the Trust Fund. If so treated, the Trust Fund would likely be treated as a publicly traded partnership that would not be taxable as a corporation because it would meet certain qualifying income tests. Nonetheless, treatment of the Notes as equity interests in such a publicly traded partnership could have adverse tax consequences to certain holders. For example, income to certain tax-exempt entities (including pension funds) would be "unrelated business taxable income", income to foreign holders generally would be subject to U.S. tax and U.S. tax return filing and withholding requirements, and individual holders might be subject to certain limitations on their ability to deduct their share of the Trust Fund's expenses.

         B.       Tax Consequences to Holder of the Certificates

         Treatment of the Trust Fund as a Partnership. The Depositor will agree, and the Certificateholders will agree by their purchase of Certificates, to treat the Trust Fund as a partnership for purposes of federal and state income tax, franchise tax and any other tax measured in whole or in part by income, with the assets of the partnership being the assets held by the Trust Fund, the partners of the partnership being the Certificateholders, and the Notes being debt of the partnership. However, the proper characterization of the arrangement involving the Trust Fund, the Certificates, the Notes, the Trust Fund and the Master Servicer is not clear because there is no authority on transactions closely comparable to that contemplated herein.

         A variety of alternative characterizations are possible. For example, because the Certificates have certain features characteristic of debt, the Certificates might be considered debt of the Trust Fund. Any such characterization would not result in materially adverse tax consequences to Certificateholders as compared to the consequences from treatment of the Certificates as equity in a partnership, described below. The following discussion assumes that the Certificates represent equity interests in a partnership.

         Indexed Securities, etc. The following discussion assumes that all payments on the Certificates are denominated in U.S. dollars, none of the Certificates are Indexed Securities or Strip Certificates, and that a Series of Securities includes a single class of Certificates. If these conditions are not satisfied with respect to any given Series of Certificates, additional tax considerations with respect to such Certificates will be disclosed in the applicable Prospectus Supplement.

         Partnership Taxation. As a partnership, the Trust Fund will not be subject to federal income tax. Rather, each Certificateholder will be required to separately take into account such holder's allocated share of income, gains, losses, deductions and credits of the Trust Fund. The Trust Fund's income will consist primarily of interest and finance charges earned on the Mortgage Loans (including appropriate adjustments for market discount, OID and bond premium) and any gain upon collection or disposition of Mortgage Loans. The Trust Fund's deductions will consist primarily of interest accruing with respect to the Notes, servicing and other fees, and losses or deductions upon collection or disposition of Mortgage Loans.

         The tax items of a partnership are allocable to the partners in accordance with the Code, Treasury regulations and the partnership agreement (here, the Trust Agreement and related documents). The Trust Agreement will provide, in general, that the Certificateholders will be allocated taxable income of the Trust Fund for each month equal to the sum of (i) the interest that accrues on the Certificates in accordance with their terms for such month, including interest accruing at the Pass-Through Rate for such month and interest on amounts previously due on the Certificates but not yet distributed; (ii) any Trust Fund income attributable to discount on the Mortgage Loans that corresponds to any excess of the principal amount of the Certificates over their initial issue price; (iii) prepayment premium payable to the Certificateholders for such month; and (iv) any other amounts of income payable to the Certificateholders for such month. Such allocation will be reduced by any amortization by the Trust Fund of premium on Mortgage Loans that corresponds to any excess of the issue price of Certificates over their principal amount. All remaining taxable income of the Trust Fund will be allocated to the Company. Based on the economic arrangement of the parties, this approach for allocating Trust Fund income should be permissible under applicable treasury regulations, although no assurance can be given that the IRS would not require a greater amount of income to be allocated to Certificateholders. Moreover, even under the foregoing method of allocation, Certificateholders may be allocated income equal to the entire Pass-Through Rate plus the other items described above even though the Trust Fund might not have sufficient cash to make current cash distributions of such amount. Thus, cash basis holders will in effect be required to report income from the Certificates on the accrual basis and Certificateholders may become liable for taxes on Trust Fund income even if they have not received cash from the Trust Fund to pay such taxes. In addition, because tax allocations and tax reporting will be done on a uniform basis for all Certificateholders but Certificateholders may be purchasing Certificates at different times and at different prices Certificateholders may be required to report on their tax returns taxable income that is greater or less than the amount reported to them by the Trust Fund.

         All of the taxable income allocated to a Certificateholder that is a pension, profit sharing or employee benefit plan or other tax-exempt entity (including an individual retirement account) will constitute "unrelated business taxable income" generally taxable to such a holder under the Code.

         An individual taxpayer's share of expenses of the Trust Fund (including fees to the Master Servicer but not interest expense) would be miscellaneous itemized deductions. Such deductions might be disallowed to the individual in whole or in part and might result in such holder being taxed on an amount of income that exceeds the amount of cash actually distributed to such holder over the life of the Trust Fund.

         The Trust Fund intends to make all tax calculations relating to income and allocations to Certificateholders on an aggregate basis. If the IRS were to require that such calculations be made separately for each Mortgage Loan, the Trust Fund might be required to incur additional expense but it is believed that there would not be a material adverse effect on Certificateholders.

         Discount and Premium. It is believed that the Loans were not issued with OID, and, therefore, the Trust should not have OID income. However, the purchase price paid by the Trust Fund for the Mortgage Loans may be greater or less than the remaining principal balance of the Loans at the time of purchase. If so, the Loan will have been acquired at a premium or discount, as the case may be. (As indicated above, the Trust Fund will make this calculation on an aggregate basis, but might be required to recompute it on a Mortgage Loan by Mortgage Loan basis.)

         If the Trust Fund acquires the Mortgage Loans at a market discount or premium, the Trust Fund will elect to include any such discount in income currently as it accrues over the life of the Mortgage Loans or to offset any such premium against interest income on the Mortgage Loans. As indicated above, a portion of such market discount income or premium deduction may be allocated to Certificateholders.

         Section 708 Termination. Under Section 708 of the Code, the Trust Fund will be deemed to terminate for federal income tax purposes if 50% or more of the capital and profits interests in the Trust Fund are sold or exchanged within a 12-month period. Pursuant to formal Treasury regulations issued May 8, 1997 under section 708 of the Code, if such a termination occurs, the Trust Fund (the "old partnership") would be deemed to contribute its assets to a new partnership (the "new partnership") in exchange for interests in the new partnership. Such interests would be deemed distributed to the partners of the old partnership in liquidation thereof, which would not constitute a sale or exchange.

         Disposition of Certificates. Generally, capital gain or loss will be recognized on a sale of Certificates in an amount equal to the difference between the amount realized and the seller's tax basis in the Certificates sold. A Certificateholder's tax basis in a Certificate will generally equal the holder's cost increased by the holder's share of Trust Fund income (includible in income) and decreased by any distributions received with respect to such Certificate. In addition, both the tax basis in the Certificates and the amount realized on a sale of a Certificate would include the holder's share of the Notes and other liabilities of the Trust Fund. A holder acquiring Certificates at different prices may be required to maintain a single aggregate adjusted tax basis in such Certificates, and, upon sale or other disposition of some of the Certificates, allocate a portion of such aggregate tax basis to the Certificates sold (rather than maintaining a separate tax basis in each Certificate for purposes of computing gain or loss on a sale of that Certificate).

         Any gain on the sale of a Certificate attributable to the holder's share of unrecognized accrued market discount on the Mortgage Loans would generally be treated as ordinary income to the holder and would give rise to special tax reporting requirements. The Trust Fund does not expect to have any other assets that would give rise to such special reporting requirements. Thus, to avoid those special reporting requirements, the Trust Fund will elect to include market discount in income as it accrues.

         If a Certificateholder is required to recognize an aggregate amount of income (not including income attributable to disallowed itemized deductions described above) over the life of the Certificates that exceeds the aggregate cash distributions with respect thereto, such excess will generally give rise to a capital loss upon the retirement of the Certificates.

         Allocations Between Transferors and Transferees. In general, the Trust Fund's taxable income and losses will be determined monthly and the tax items for a particular calendar month will be apportioned among the Certificateholders in proportion to the principal amount of Certificates owned by them as of the close of the last day of such month. As a result, a holder purchasing Certificates may be allocated tax items (which will affect its tax liability and tax basis) attributable to periods before the actual transaction.

         The use of such a monthly convention may not be permitted by existing regulations. If a monthly convention is not allowed (or only applies to transfers of less than all of the partner's interest), taxable income or losses of the Trust Fund might be reallocated among the Certificateholders. The Trust Fund's method of allocation between transferors and transferees may be revised to conform to a method permitted by future regulations.

         Section 754 Election. In the event that a Certificateholder sells its Certificates at a profit (loss), the purchasing Certificateholder will have a higher (lower) basis in the Certificates than the selling Certificateholder had. The tax basis of the Trust Fund's assets will not be adjusted to reflect that higher (or lower) basis unless the Trust Fund were to file an election under Section 754 of the Code. In order to avoid the administrative complexities that would be involved in keeping accurate accounting records, as well as potentially onerous information reporting requirements, the Trust Fund will not make such election. As a result, Certificateholders might be allocated a greater or lesser amount of Trust Fund income than would be appropriate based on their own purchase price for Certificates.

         Administrative Matters. The Trustee is required to keep or have kept complete and accurate books of the Trust Fund. Such books will be maintained for financial reporting and tax purposes on an accrual basis and the fiscal year of the Trust will be the calendar year. The Trustee will file a partnership information return (IRS Form 1065) with the IRS for each taxable year of the Trust Fund and will report each Certificateholder's allocable share of items of Trust Fund income and expense to holders and the IRS on Schedule K-1. The Trust Fund will provide the Schedule K-1 information to nominees that fail to provide the Trust Fund with the information statement described below and such nominees will be required to forward such information to the beneficial owners of the Certificates. Generally, holders must file tax returns that are consistent with the information return filed by the Trust Fund or be subject to penalties unless the holder notifies the IRS of all such inconsistencies.

         Under Section 6031 of the Code, any person that holds Certificates as a nominee at any time during a calendar year is required to furnish the Trust Fund with a statement containing certain information on the nominee, the beneficial owners and the Certificates so held. Such information includes (i) the name, address and taxpayer identification number of the nominee and (ii) as to each beneficial owner (x) the name, address and identification number of such person, (y) whether such person is a United States person, a tax-exempt entity or a foreign government, an international organization, or any wholly owned agency or instrumentality of either of the foregoing, and (z) certain information on Certificates that were held, bought or sold on behalf of such person throughout the year. In addition, brokers and financial institutions that hold Certificates through a nominee are required to furnish directly to the Trust Fund information as to themselves and their ownership of Certificates. A clearing agency registered under Section 17A of the Exchange Act is not required to furnish any such information statement to the Trust Fund. The information referred to above for any calendar year must be furnished to the Trust Fund on or before the following January 31. Nominees, brokers and financial institutions that fail to provide the Trust Fund with the information described above may be subject to penalties.

         The Company will be designated as the tax matters partner in the related Trust Agreement and, as such, will be responsible for representing the Certificateholders in any dispute with the IRS. The Code provides for administrative examination of a partnership as if the partnership were a separate and distinct taxpayer. Generally, the statute of limitations for partnership items does not expire before three years after the date on which the partnership information return is filed. Any adverse determination following an audit of the return of the Trust Fund by the appropriate taxing authorities could result in an adjustment of the returns of the Certificateholders, and, under certain circumstances, a Certificateholder may be precluded from separately litigating a proposed adjustment to the items of the Trust Fund. An adjustment could also result in an audit of a Certificateholder's returns and adjustments of items not related to the income and losses of the Trust Fund.

         Tax Consequences to Foreign Certificateholders. It is not clear whether the Trust Fund would be considered to be engaged in a trade or business in the United States for purposes of federal withholding taxes with respect to non-U.S. Persons because there is no clear authority dealing with that issue under facts substantially similar to those described herein. Although it is not expected that the Trust Fund would be engaged in a trade or business in the United States for such purposes, the Trust Fund will withhold as if it were so engaged in order to protect the Trust Fund from possible adverse consequences of a failure to withhold. The Trust Fund expects to withhold on the portion of its taxable income that is allocable to foreign Certificateholders pursuant to Section 1446 of the Code, as if such income were effectively connected to a U.S. trade or business, at a rate of 35% for foreign holders that are taxable as corporations and 39.6% for all other foreign holders. Subsequent adoption of Treasury regulations or the issuance of other administrative pronouncements may require the Trust Fund to change its withholding procedures. In determining a holder's withholding status, the Trust Fund may rely on IRS Form W-8, IRS Form W-9 or the holder's certification of nonforeign status signed under penalties of perjury.

         Each foreign holder might be required to file a U.S. individual or corporate income tax return (including, in the case of a corporation, the branch profits tax) on its share of the Trust Fund's income. Each foreign holder must obtain a taxpayer identification number from the IRS and submit that number to the Trust Fund on Form W-8 in order to assure appropriate crediting of the taxes withheld. A foreign holder generally would be entitled to file with the IRS a claim for refund with respect to taxes withheld by the Trust Fund taking the position that no taxes were due because the Trust Fund was not engaged in a U.S. trade or business. However, interest payments made (or accrued) to a Certificateholder who is a foreign person generally will be considered guaranteed payments to the extent such payments are determined without regard to the income of the Trust Fund. If these interest payments are properly characterized as guaranteed payments, then the interest will not be considered "portfolio interest." As a result, Certificateholders will be subject to United States federal income tax and withholding tax at a rate of 30 percent, unless reduced or eliminated pursuant to an applicable treaty. In such case, a foreign holder would only be enticed to claim a refund for that portion of the taxes in excess of the taxes that should be withheld with respect to the guaranteed payments.

         Backup Withholding. Distributions made on the Certificates and proceeds from the sale of the Certificates will be subject to a "backup" withholding tax of 31% if, in general, the Certificateholder fails to comply with certain identification procedures, unless the holder is an exempt recipient under applicable provisions of the Code.

         New Withholding Regulations. On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

Tax Treatment of Certificates as Debt for Tax Purposes

         A.       Characterization of the Certificates as Indebtedness

         If the related Prospectus Supplement indicates that the Certificates will be treated as indebtedness for federal income tax purposes, then based on the application of existing law to the facts as set forth in the Trust Agreement and other relevant documents and assuming compliance with the terms of the Trust Agreement as in effect on the date of issuance of the Certificates, Brown & Wood LLP, special tax counsel to the Depositor ("Tax Counsel"), will deliver its opinion that the Certificates will be treated as debt instruments for federal income tax purposes as of such date.

         The Depositor and the Certificateholders will express in the related Trust Agreement their intent that, for applicable tax purposes, the Certificates will be indebtedness secured by the related Assets. The Depositor and the Certificateholders, by accepting the Certificates, and each Certificate Owner by its acquisition of a beneficial interest in a Certificate, have agreed to treat the Certificates as indebtedness for U.S. federal income tax purposes. However, because different criteria are used to determine the non-tax accounting characterization of the transaction, the Depositor may treat this transaction as a sale of an interest in the related Assets for financial accounting and certain regulatory purposes.

         In general, whether for U.S. federal income tax purposes a transaction constitutes a sale of property or a loan, the repayment of which is secured by property, is a question of fact, the resolution of which is based upon the economic substance of the transaction rather than its form or the manner in which it is labeled. While the IRS and the courts have set forth several factors to be take into account in determining whether the substance of a transaction is a sale of property or a secured loan, the primary factor in making this determination is whether the transferee has assumed the risk of loss or other economic burdens relating to the property and has obtained the benefits of ownership thereof. Tax Counsel will analyze and rely on several factors in reaching its opinion that the weight of the benefits and burdens of ownership of the Mortgage Loans will be retained by the Depositor and not transferred to the Certificate Owners.

         In some instances, courts have held that a taxpayer is bound by the particular form it has chosen for a transaction, even if the substance of the transaction does not accord with its form. Tax Counsel will advise that the rationale of those cases will not apply to this transaction, because the form of the transaction as reflected in the operative provisions of the documents either accords with the characterization of the Certificates as debt or otherwise makes the rationale of those cases inapplicable to this situation.

         B.       Taxation of Interest Income of Certificate Owners

         Assuming that the Certificate Owners are holders of debt obligations for U.S. federal tax purposes, the Certificates generally will be taxable in the following manner. While it is not anticipated that the Certificates will be issued at a greater than de minimus discount, under the OID Regulations it is possible that the Certificates could nevertheless be deemed to have been issued with OID if the interest were not treated as "unconditionally payable" under the OID Regulations. If such regulations were to apply, all of the taxable income to be recognized with respect to the Certificates would be includible in income of Certificate owners as OID, but would not be includible again when the interest is actually received.

         C.       Possible Classification of the Trust Fund as a
                  Partnership or Association Taxable as a Corporation

         Based on application of existing laws to the facts as set forth in the Trust Agreement and other relevant documents and assuming compliance with the terms of the Trust Agreement, Tax Counsel will deliver its opinion that the transaction will not be treated as a partnership or an association taxable as a corporation. The opinion of Tax Counsel is not binding on the courts or the IRS. It is possible that the IRS could assert that, for purposes of the Code, the transaction contemplated by this Prospectus Supplement with respect to the Certificates constitutes a sale of the Mortgage Loans (or an interest therein) to the Certificate Owners and that the proper classification of the legal relationship between the Depositor and the Certificate Owners resulting form this transaction is that of a partnership (including a publicly traded partnership treated as a corporation), or an association taxable as a corporation. Since Tax Counsel will advise that the Certificates will be treated as indebtedness in the hands of the Certificateholders for U.S. federal income tax purposes and that the entity constituted by the Trust will not be a publicly traded partnership treated as a corporation or an association taxable as a corporation, the Depositor will not attempt to comply with U.S. federal income tax reporting requirements applicable to partnerships or corporations as such requirements would apply if the Certificates were treated as indebtedness.

         If it were determined that this transaction created an entity classified as a corporation (including a publicly traded partnership taxable as a corporation), the Trust Fund would be subject to U.S. federal income tax at corporate income tax rates on the income it derives form the Mortgage Loans, which would reduce the amounts available for distribution to the Certificate Owners. Cash distributions to the Certificate Owners generally would be treated as dividends for tax purposes to the extent of such corporation's earnings and profits.

         If the transaction were treated as creating a partnership between the Certificate Owners and the Transferor, the partnership itself would not be subject to U.S. federal income tax (unless it were to be characterized as a publicly traded partnership taxable as a corporation); rather, the Depositor and each Certificate Owner would be taxed individually on their respective distributive shares of the partnership's income, gain, loss, deductions and credits. The amount and timing of items of income and deductions of the Certificate Owner could differ if the Certificates were held to constitute partnership interests rather than indebtedness.

         D.       Possible Classification as a Taxable Mortgage Pool

         In relevant part, Section 7701(i) of the Code provides that any entity (or portion of an entity) that is a "taxable mortgage pool" will be classified as a taxable corporation and will not be permitted to file a consolidated U.S. federal income tax return with another corporation. Any entity (or portion of any entity) will be a taxable mortgage pool if (i) substantially all of its assets consist of debt instruments, more than 50% of which are real estate mortgages, (ii) the entity is the obligor under debt obligations with two or more maturities, and (iii) under the terms of the entity's debt obligations (or an underlying arrangement), payments on such debt obligations bear a relationship to the debt instruments held by the entity.

         In the case of a Trust Fund containing Mortgage Assets, assuming that all of the provisions of the Trust Agreement, as in effect on the date of issuance, will be complied with, Tax Counsel will deliver its opinion that the arrangement created by the Agreement will not be a taxable mortgage pool under
Section 7701(i) of the Code because only one class of indebtedness secured by the Mortgage Loans will be issued.

         The opinion of Tax Counsel is not binding on the IRS or the courts. If the IRS were to contend successfully (or future regulations were to provide) that the arrangement created by the Trust Agreement is a taxable mortgage pool, such arrangement would be subject to U.S. federal corporate income tax on its taxable income generated by ownership of the Mortgage Loans. Such a tax might reduce amounts available for distributions to Certificate Owners. The amount of such a tax would depend upon whether distributions to Certificate Owners would be deductible as interest expense in computing the taxable income of such an arrangement as a taxable mortgage pool.

         E.       Foreign Investors

         In general, subject to certain exception, interest (including OID) paid on a Certificate to a nonresident alien individual, foreign corporation or other non-United States person is not subject to U.S. federal income tax, provided that such interest is not effectively connected with a trade or business of the recipient in the United sates and the Certificate Owner provides the required foreign person information certification.

         If the interest of the Certificate Owners were deemed to be partnership interest, the partnership would be required, on a quarterly basis, to pay withholding tax equal to the product, for each foreign partner, of such foreign partner's distributive share of "effectively connected" income of the partnership multiplied by the highest rate of tax applicable to that foreign partner. In addition, such foreign partner would be subject to branch profits tax. Each non-foreign partner would be required to certify to the partnership that it is not a foreign person. The tax withheld from each foreign partner would be credited against such foreign partner's U.S.
income tax liability.

         If the Trust were taxable as a corporation, distributions to foreign persons, to the extent treated as dividends, would generally be subject to withholding at the rate of 30%, unless such rate were reduced by an applicable tax treaty.

         F.       Backup Withholding

         Certain Certificate owners may be subject to backup withholding at the rate of 31% with respect to interest paid on the Certificates if the Certificate Owners, upon issuance of the Certificates, fail to supply the Trustee or the Certificate Owners' brokers with their respective taxpayer identification numbers, furnish an incorrect taxpayer identification number, fail to report interest, dividends, or other "reportable payments" (as defined in the Code) properly, or, under certain circumstances, fail to provide the Trustee of the Certificate Owners' brokers with certified statements, under penalty of perjury, that they are not subject to backup withholding.

         The Trustee will be required to report annually to the IRS, and to each Certificateholder of record, the amount of interest paid (and OID accrued, if any) on the Certificates (and the amount of interest withheld for U.S. federal income taxes, if any) for each calendar year, except as to exempt holders (generally, holders that are corporations, certain tax-exempt organizations or nonresident aliens who provide certification as to their status as nonresidents). As long as the only "Certificateholder" of record is Cede, as nominee for DTC, Certificate Owners and the IRS will receive tax and other information including the amount of interest paid on the Certificates owned from Participants and Indirect Participants rather than from the Trustee. (The Trustee, however, will respond to requests for necessary information to enable Participants, Indirect Participants and certain other persons to complete their reports.) Each non-exempt Certificate Owner will be required to provide, under penalty of perjury, a certificate on IRS Form W-9 containing his or her name, address, correct federal taxpayer identification number and a statement that he or she is not to subject to backup withholding. Should a non-exempt Certificate Owner fail to provide the required certification, the Participants or Indirect Participants (or the Paying Agent) will be required to withhold 31% of the interest (and principal) otherwise payable to the holder, and remit the withheld amount to the IRS as a credit against the holder's federal income tax liability.

         G.       New Withholding Regulations

         On October 6, 1997, the Treasury Department issued new regulations (the "New Regulations") which make certain modifications to the withholding, backup withholding and information reporting rules described above. The New Regulations attempt to unify certification requirements and modify reliance standards. The New regulations will generally be effective for payments made after December 31, 1999, subject to certain transition rules. Prospective investors are urged to consult their own tax advisors regarding the New Regulations.

FASIT Securities

         General. The FASIT provisions of the Code were enacted by the Small Business Job Protection Act of 1996 and create a new elective statutory vehicle for the issuance of mortgage-backed and asset-backed securities. Although the FASIT provisions of the Code became effective on September 1, 1997, no Treasury regulations or other administrative guidance has been issued with respect to those provisions. Accordingly, definitive guidance cannot be provided with respect to many aspects of the tax treatment of FASIT Securityholders. Investors also should note that the FASIT discussions contained herein constitutes only a summary of the federal income tax consequences to holders of FASIT Securities. With respect to each Series of FASIT Securities, the related Prospectus Supplement will provide a detailed discussion regarding the federal income tax consequences associated with the particular transaction.

         FASIT Securities will be classified as either FASIT Regular Securities, which generally will be treated as debt for federal income tax purposes, or FASIT Ownership Securities, which generally are not treated as debt for such purposes, but rather as representing rights and responsibilities with respect to the taxable income or loss of the related Series. The Prospectus Supplement for each Series of Securities will indicate whether one or more FASIT elections will be made for that Series and which Securities of such Series will be designated as Regular Securities, and which, if any, will be designated as Ownership Securities.

         Qualification as a FASIT. The Trust Fund underlying a Series (or one or more designated pools of assets held in the Trust Fund) will qualify under the Code as a FASIT in which the FASIT Regular Securities and the FASIT Ownership Securities will constitute the "regular interests" and the "ownership interests," respectively, if (i) a FASIT election is in effect,
(ii) certain tests concerning (A) the composition of the FASIT's assets and
(B) the nature of the Securityholders' interest in the FASIT are met on a continuing basis, and (iii) the Trust Fund is not a regulated investment company as defined in Section 851(a) of the Code.

         Asset Composition. In order for a Trust Fund (or one or more designated pools of assets held by a Trust Fund) to be eligible for FASIT status, substantially all of the assets of the Trust Fund (or the designated pool) must consist of "permitted assets" as of the close of the third month beginning after the closing date and at all times thereafter (the "FASIT Qualification Test"). Permitted assets include:

     (i)  cash or cash equivalents,

     (ii) debt instruments with fixed terms that would qualify as REMIC regular interests if issued by a REMIC (generally, instruments that provide for interest at a fixed rate, a qualifying variable rate, or a qualifying interest-only ("IO") type rate,

    (iii) foreclosure property,

     (iv) certain hedging instruments (generally, interest and currency rate swaps and credit enhancement contracts) that are reasonably required to guarantee or hedge against the FASIT's risks associated with being the obligor on FASIT interests,

     (v) contract rights to acquire qualifying debt instruments or qualifying hedging instruments,

     (vi) FASIT regular interests, and

     (vii) REMIC regular interests. Permitted assets do not include any debt instruments issued by the holder of the FASIT's ownership interest or by any person related to such holder.

         Interests in a FASIT. In addition to the foregoing asset qualification requirements, the interests in a FASIT also must meet certain requirements. All of the interests in a FASIT must belong to either of the following: (i) one or more classes of regular interests or (ii) a single class of ownership interest that is held by a fully taxable domestic corporation. In the case of Series that include FASIT Ownership Securities, the ownership interest will be represented by the FASIT Ownership Securities.

         A FASIT interest generally qualifies as a regular interest if:

     (i)  it is designated as a regular interest,

     (ii) it has a stated maturity no greater than thirty years,

    (iii) it entitles its holder to a specified principal amount,

     (iv) the issue price of the interest does not exceed 125% of its stated principal amount,

     (v) the yield to maturity of the interest is less than the applicable Treasury rate published by the IRS plus 5%, and

     (vi) if it pays interest, such interest is payable at either

     (a) a fixed rate with respect to the principal amount of the regular interest or

     (b)  a permissible variable rate with respect to such principal amount.

Permissible variable rates for FASIT regular interests are the same as those for REMIC regular interest (i.e., certain qualified floating rates and weighted average rates). See "Material Federal Income Tax
Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates --Variable Rate REMIC Regulation Certificate.

         If a FASIT Security fails to meet one or more of the requirements set out in clauses (iii), (iv) or (v) above, but otherwise meets the above requirements, it may still qualify as a type of regular interest known as a "High-Yield Interest." In addition, if a FASIT Security fails to meet the requirements of clause (vi), but the interest payable on the Security consists of a specified portion of the interest payments on permitted assets and that portion does not vary over the life of the Security, the Security also will qualify as a High-Yield Interest. A High-Yield Interest may be held only by domestic corporations that are fully subject to corporate income tax ("Eligible Corporations"), other FASITs and dealers in securities who acquire such interests as inventory, rather than for investment. In addition, holders of High-Yield Interests are subject to limitations on offset of income derived from such interest. See "Material Federal Income Tax Consequences--FASIT Securities--Tax Treatment of FASIT Regular Securities --Treatment of High-Yield Interests."

         Consequences of Disqualification. If a Series of FASIT Securities fails to comply with one or more of the Code's ongoing requirements for FASIT status during any taxable year, the Code provides that its FASIT status may be lost for that year and thereafter. If FASIT status is lost, the treatment of the former FASIT and the interests therein for federal income tax purposes is uncertain. The former FASIT might be treated as a grantor trust, as a separate association taxed as a corporation, or as a partnership. The FASIT Regular Securities could be treated as debt instruments for federal income tax purposes or as equity interests. Although the Code authorizes the Treasury to issue regulations that address situations where a failure to meet the requirements for FASIT status occurs inadvertently and in good faith, such regulations have not yet been issued. It is possible that disqualification relief might be accompanied by sanctions, such as the imposition of a corporate tax on all or a portion of the FASIT's income for a period of time in which the requirements for FASIT status are not satisfied.

         Tax Treatment of FASIT Regular Securities. Payments received by holders of FASIT Regular Securities generally should be accorded the same tax treatment under the Code as payments received on other taxable corporate debt instruments and on REMIC Regular Securities. As in the case of holders of REMIC Regular Securities, holders of FASIT Regular Securities must report income from such Securities under an accrual method of accounting, even if they otherwise would have used the case receipts and disbursements method. Except in the case of FASIT Regular Securities issued with original issue discount or acquired with market discount or premium, interest paid or accrued on a FASIT Regular Security generally will be treated as ordinary income to the Securityholder and a principal payment on such Security will be treated as a return of capital to the extent that the Securityholder's basis is allocable to that payment. FASIT Regular Securities issued with original issue discount or acquired with market discount or premium generally will treat interest and principal payments on such Securities in the same manner described for REMIC Regular Securities. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates" "--Original Issue Discount and Premium" and "--Market Discount" and "--Premium" above. High-Yield Securities may be held only by fully taxable domestic corporations, other FASITs, and certain securities dealers. Holders of High-Yield Securities are subject to limitations on their ability to use current losses or net operating loss carryforwards or carrybacks to offset any income derived from those Securities.

         If a FASIT Regular Security is sold or exchanged, the Securityholder generally will recognize gain or loss upon the sale in the manner described above for REMIC Regular Securities. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Sale, Exchange or Redemption." In addition, if a FASIT Regular Security becomes wholly or partially worthless as a result of Default and Delinquencies of the underlying Assets, the holder of such Security should be allowed to deduct the loss sustained (or alternatively be able to report a lesser amount of income). See "Material Federal Income Tax Consequences --REMICs--Taxation of Owners of REMIC Regular Certificates", "--Effects of Default and Delinquencies" and "--Treatment of Realized Losses."

         FASIT Regular Securities held by a REIT will qualify as "real estate assets" within the meaning of section 856(c)(4)(A) of the Code, and interest on such Securities will be considered Qualifying REIT Interest to the same extent that REMIC Securities would be so considered. FASIT Regular Securities held by a Thrift Institution taxed as a "domestic building and loan association" will represent qualifying assets for purposes of the qualification requirements set forth in Code Section 7701(a)(19) to the same extent that REMIC Securities would be so considered. See "Material Federal Income Tax Consequences--REMICs." In addition, FASIT Regular Securities held by a financial institution to which Section 585 of the Code applies will be treated as evidences of indebtedness for purposes of Section 582(c)(1) of the Code. FASIT Securities will not qualify as "Government Securities" for either REIT or RIC qualification purposes.

         Treatment of High-Yield Interests. High-Yield Interests are subject to special rules regarding the eligibility of holders of such interests, and the ability of such holders to offset income derived from their FASIT Security with losses. High-Yield Interests may be held only by Eligible Corporations other FASITs, and dealers in securities who acquire such interests as inventory. If a securities dealer (other than an Eligible Corporation) initially acquires a High-Yield Interest as inventory, but later begins to hold it for investment, the dealer will be subject to an excise tax equal to the income from the High-Yield Interest multiplied by the highest corporate income tax rate. In addition, transfers of High-Yield Interests to disqualified holders will be disregarded for federal income tax purposes, and the transferor still will be treated as the holder of the High-Yield Interest.

         The holder of a High-Yield Interest may not use non-FASIT current losses or net operating loss carryforwards or carrybacks to offset any income derived from the High-Yield Interest, for either regular Federal income tax purposes or for alternative minimum tax purposes. In addition, the FASIT provisions contain an anti-abuse rule that imposes corporate income tax on income derived from a FASIT Regular Security that is held by a pass-through entity (other than another FASIT) that issues debt or equity securities backed by the FASIT Regular Security and that have the same features as High-Yield Interests.

         Tax Treatment of FASIT Ownership Securities. A FASIT Ownership Security represents the residual equity interest in a FASIT. As such, the holder of a FASIT Ownership Security determines its taxable income by taking into account all assets, liabilities and items of income, gain, deduction, loss and credit of a FASIT. In general, the character of the income to the holder of a FASIT Ownership Interest will be the same as the character of such income of the FASIT, except that any tax-exempt interest income taken into account by the holder of a FASIT Ownership Interest is treated as ordinary income. In determining that taxable income, the holder of a FASIT Ownership Security must determine the amount of interest, original issue discount, market discount and premium recognized with respect to the FASIT's assets and the FASIT Regular Securities issued by the FASIT according to a constant yield methodology and under an accrual method of accounting. In addition, holders of FASIT Ownership Securities are subject to the same limitations on their ability to use losses to offset income from their FASIT Security as are the holders of High-Yield Interests. See "Material Federal Income Tax Consequences--Treatment of High-Yield Interests."

         Rules similar to the wash sale rules applicable to REMIC Residual Securities also will apply to FASIT Ownership Securities. Accordingly, losses on dispositions of a FASIT Ownership Security generally will be disallowed where, within six months before or after the disposition, the seller of such Security acquires any other FASIT Ownership Security or, in the case of a FASIT holding mortgage assets, any interest in a Taxable Mortgage Pool that is economically comparable to a FASIT Ownership Security. In addition, if any security that is sold or contributed to a FASIT by the holder of the related FASIT Ownership Security was required to be marked-to-market under Code section 475 by such holder, then section 475 will continue to apply to such securities, except that the amount realized under the mark-to-market rules will be a greater of the securities' value under present law or the securities' value after applying special valuation rules contained in the FASIT provisions. Those special valuation rules generally require that the value of debt instruments that are not traded on an established securities market be determined by calculating the present value of the reasonably expected payments under the instrument using a discount rate of 120% of the applicable Federal rate, compounded semiannually.

         The holder of a FASIT Ownership Security will be subject to a tax equal to 100% of the net income derived by the FASIT from any "prohibited transactions." Prohibited transactions include (i) the receipt of income derived from assets that are not permitted assets, (ii) certain dispositions of permitted assets, (iii) the receipt of any income derived from any loan originated by a FASIT, and (iv) in certain cases, the receipt of income representing a servicing fee or other compensation. Any Series for which a FASIT election is made generally will be structured in order to avoid application of the prohibited transaction tax.

         Backup Withholding, Reporting and Tax Administration. Holders of FASIT Securities will be subject to backup withholding to the same extent holders of REMIC Securities would be subject. See "Material Federal Income Tax Consequences--REMICs--Taxation of Owners of REMIC Regular Certificates--Information Reporting and Backup Withholding." For purposes of reporting and tax administration, holders of record of FASIT Securities generally will be treated in the same manner as holders of REMIC Securities.

         DUE TO THE COMPLEXITY OF THE FEDERAL INCOME TAX RULES APPLICABLE TO SECURITYHOLDERS AND THE CONSIDERABLE UNCERTAINTY THAT EXISTS WITH RESPECT TO MANY ASPECTS OF THOSE RULES, POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISORS REGARDING THE TAX TREATMENT OF THE ACQUISITION, OWNERSHIP, AND DISPOSITION OF THE SECURITIES.

                           STATE TAX CONSIDERATIONS

         In addition to the federal income tax consequences described in "Material Federal Income Tax Considerations," potential investors should consider the state and local income tax consequences of the acquisition, ownership, and disposition of the Offered Securities. State and local income tax law may differ substantially from the corresponding federal law, and this discussion does not purport to describe any aspect of the income tax laws of any state or locality. Therefore, potential investors should consult their own tax advisors with respect to the various state and local tax consequences of an investment in the Offered Securities.

                             ERISA CONSIDERATIONS

General

         The Employee Retirement Income Security Act of 1974, as amended ("ERISA"), imposes certain restrictions on employee benefit plans subject to ERISA ("Plans") and on persons who are parties in interest or disqualified persons ("parties in interest") with respect to such Plans. Certain employee benefit plans, such as governmental plans and church plans (if no election has been made under Section 410(d) of the Code), are not subject to the restrictions of ERISA, and assets of such plans may be invested in the Securities without regard to the ERISA considerations described below, subject to other applicable federal and state law. However, any such governmental or church plan which is qualified under Section 401(a) of the Code and exempt from taxation under Section 501(a) of the Code is subject to the prohibited transaction rules set forth in Section 503 of the Code.

         Investments by Plans are subject to ERISA's general fiduciary requirements, including the requirement of investment prudence and diversification and the requirement that a Plan's investments be made in accordance with the documents governing the Plan.

Prohibited Transactions

     General

         Section 406 of ERISA prohibits parties in interest with respect to a Plan from engaging in certain transactions involving a Plan and its assets unless a statutory or administrative exemption applies to the transaction.
Section 4975 of the Code imposes certain excise taxes (or, in some cases, a civil penalty may be assessed pursuant to Section 502(i) of ERISA) on parties in interest which engage in non-exempt prohibited transactions.

         The United States Department of Labor ("Labor") has issued a final regulation (29 C.F.R. Section 2510.3-101) containing rules for determining what constitutes the assets of a Plan. This regulation provides that, as a general rule, the underlying assets and properties of corporations, partnerships, trusts and certain other entities in which a Plan makes an "equity investment" will be deemed for purposes of ERISA to be assets of the Plan unless certain exceptions apply.

         Under the terms of the regulation, the Trust Fund may be deemed to hold plan assets by reason of a Plan's investment in a Security; such plan assets would include an undivided interest in the Mortgage Loans and any other assets held by the Trust Fund. In such an event, the Asset Seller, the Master Servicer, the Trustee, any insurer of the Assets and other persons, in providing services with respect to the assets of the Trust Fund, may be parties in interest, subject to the fiduciary responsibility provisions of Title I of ERISA, including the prohibited transaction provisions of Section 406 of ERISA (and of Section 4975 of the Code), with respect to transactions involving such assets unless such transactions are subject to a statutory or administrative exemption.

         The regulations contain a de minimis safe-harbor rule that exempts any entity from plan assets status as long as the aggregate equity investment in such entity by plans is not significant. For this purpose, equity participation in the entity will be significant if immediately after any acquisition of any equity interest in the entity, "benefit plan investors" in the aggregate, own at least 25% of the value of any class of equity interest. "Benefit plan investors" are defined as Plans as well as employee benefit plans not subject to ERISA (e.g., governmental plans). The 25% limitation must be met with respect to each class of certificates, regardless of the portion of total equity value represented by such class, on an ongoing basis.

         One such exception applies if the interest described is treated as indebtedness under applicable local law and which has no substantial equity features. Generally, a profits interest in a partnership, an undivided ownership interest in property and a beneficial ownership interest in a trust are deemed to be "equity interest" under the final regulation. If Notes of a particular Series were deemed to be indebtedness under applicable local law without any substantial equity features, an investing Plan's assets would include such Notes, but not, by reason of such purchase, the underlying assets of the Trust Fund.

     Availability of Underwriter's Exemption for Certificates

         Labor has granted to Merrill Lynch, Pierce, Fenner & Smith Incorporated Prohibited Transaction Exemption 90-29, Exemption Application No. D-8012, 55 Fed. Reg. 21459 (1990) (the "Exemption") which exempts from the application of the prohibited transaction rules transactions relating to: (1) the acquisition, sale and holding by Plans of certain certificates representing an undivided interest in certain asset-backed pass-through trusts, with respect to which Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of its affiliates is the sole underwriter or the manager or co-manager of the underwriting syndicate; and (2) the servicing, operation and management of such asset-backed pass-through trusts, provided that the general conditions and certain other conditions set forth in the Exemption are satisfied. With respect to a series of Notes, the related Prospectus Supplement will discuss whether the Exemption may be applicable to such Notes.

         General Conditions of the Exemption. Section II of the Exemption sets forth the following general conditions which must be satisfied before a transaction involving the acquisition, sale and holding of the Certificates or a transaction in connection with the servicing, operation and management of the Trust may be eligible for exemptive relief thereunder:

                  (1) The acquisition of the Certificates by a Plan is on terms (including the price for such Certificates) that are at least as favorable to the investing Plan as they would be in an arm's-length transaction with an unrelated party;

                  (2) The rights and interests evidenced by the Certificates acquired by the Plan are not subordinated to the rights and interests evidenced by other certificates of the Trust;

                  (3) The Certificates acquired by the Plan have received a rating at the time of such acquisition that is in one of the three highest generic rating categories from any of Duff & Phelps Credit Rating Co., Fitch IBCA, Inc., Moody's Investors Service, Inc. and Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc.

                  (4) The Trustee is not an affiliate of the Underwriter, the Asset Seller, the Master Servicer, any insurer of the Mortgage Assets, any borrower whose obligations under one or more Assets constitute more than 5% of the aggregate unamortized principal balance of the assets in the Trust Fund, or any of their respective affiliates (the "Restricted Group");

                  (5) The sum of all payments made to and retained by the Underwriter in connection with the distribution of the Certificates represents not more than reasonable compensation for underwriting such Certificates; the sum of all payments made to and retained by the Asset Seller pursuant to the sale of the Assets to the Trust Fund represents not more than the fair market value of such Assets; the sum of all payments made to and retained by the Master Servicer represent not more than reasonable compensation for the Master Servicer's services under the Agreement and reimbursement of the Master Servicer's reasonable expenses in connection therewith; and

                  (6) The Plan investing in the Certificates is an "accredited investor" as defined in Rule 501(a)(1) of Regulation D of the Securities and Exchange Commission under the Securities Act of 1933 as amended.

         Before purchasing a Certificate, a fiduciary of a Plan should itself confirm (a) that the Certificates constitute "certificates" for purposes of the Exemption and (b) that the specific and general conditions set forth in the Exemption and the other requirements set forth in the Exemption would be satisfied.

Review by Plan Fiduciaries

         Any Plan fiduciary considering whether to purchase any Securities on behalf of a Plan should consult with its counsel regarding the applicability of the fiduciary responsibility and prohibited transaction provisions of ERISA and the Code to such investment. Among other things, before purchasing any Securities, a fiduciary of a Plan subject to the fiduciary responsibility provisions of ERISA or an employee benefit plan subject to the prohibited transaction provisions of the Code should make its own determination as to the availability of the exemptive relief provided in the Exemption, and also consider the availability of any other prohibited transaction exemptions. In particular, in connection with a contemplated purchase of Securities representing a beneficial ownership interest in a pool of single family residential first mortgage loans, such Plan fiduciary should consider the availability of the Exemption or Prohibited Transaction Class Exemption 83-1 ("PTCE 83-1") for certain transactions involving mortgage pool investment trusts. The Prospectus Supplement with respect to a series of Securities may contain additional information regarding the application of the Exemption, PTCE 83-1, or any other exemption, with respect to the Securities offered thereby. PTCE 83-1 is not applicable to manufactured housing contract pool investment trusts or multifamily mortgage pool investment trusts.

         Purchasers that are insurance companies should consult with their counsel with respect to the recent United States Supreme Court case interpreting the fiduciary responsibility rules of ERISA, John Hancock Mutual Life Insurance Co. v. Harris Trust & Savings Bank (decided December 13, 1993). In John Hancock, the Supreme Court ruled that assets held in an insurance company's general account may be deemed to be "plan assets" for ERISA purposes under certain circumstances. Prospective purchasers should determine whether the decision affects their ability to make purchases of the Securities. In particular, such an insurance company should consider the exemptive relief granted by Labor for transactions involving insurance company general accounts in Prohibited Transactions Exemption 95-60, 60 Fed. Reg. 35925 (July 12,
1995).

                               LEGAL INVESTMENT

         Each class of Offered Securities will be rated at the date of issuance in one of the four highest rating categories by at least one Rating Agency. The related Prospectus Supplement will specify which classes of the Securities, if any, will constitute "mortgage related securities" ("SMMEA Securities") for purposes of the Secondary Mortgage Market Enhancement Act of 1984 ("SMMEA"). SMMEA Securities will constitute legal investments for persons, trusts, corporations, partnerships, associations, business trusts and business entities (including, but not limited to, state chartered savings banks, commercial banks, savings and loan associations and insurance companies, as well as trustees and state government employee retirement systems) created pursuant to or existing under the laws of the United States or of any state (including the District of Columbia and Puerto Rico) whose authorized investments are subject to state regulation to the same extent that, under applicable law, obligations issued by or guaranteed as to principal and interest by the United States or any agency or instrumentality thereof constitute legal investments for such entities. Alaska, Arkansas, Colorado, Connecticut, Delaware, Florida, Georgia, Illinois, Kansas, Maryland, Michigan, Missouri, Nebraska, New Hampshire, New York, North Carolina, Ohio, South Dakota, Utah, Virginia and West Virginia enacted legislation before the October 4, 1991 cutoff established by SMMEA for such enactments, limiting to varying extents the ability of certain entities (in particular, insurance companies) to invest in mortgage related securities, in most cases by requiring the affected investors to rely solely upon existing state law, and not SMMEA. Investors affected by such legislation will be authorized to invest in SMMEA Certificates only to the extent provided in such legislation. SMMEA provides, however, that in no event will the enactment of any such legislation affect the validity of any contractual commitment to purchase, hold or invest in "mortgage related securities," or require the sale or other disposition of such securities, so long as such contractual commitment was made or such securities acquired prior to the enactment of such legislation.

         SMMEA also amended the legal investment authority of federally chartered depository institutions as follows: federal savings and loan associations and federal savings banks may invest in, sell or otherwise deal with "mortgage related securities" without limitation as to the percentage of their assets represented thereby, federal credit unions may invest in such securities, and national banks may purchase such securities for their own account without regard to the limitations generally applicable to investment securities set forth in 12 U.S.C. 24 (Seventh), subject in each case to such regulations as the applicable federal regulatory authority may prescribe. In this connection, federal credit unions should review the National Credit Union Administration ("NCUA") Letter to Credit Unions No. 96, as modified by Letter to Credit Unions No. 108, which includes guidelines to assist federal credit unions in making investment decisions for mortgage related securities, and the NCUA's regulation "Investment and Deposit Activities" (12 C.F.R. Part 703), which sets forth certain restrictions on investment by federal credit unions in mortgage related securities.

         Institutions whose investment activities are subject to legal investment laws or regulations or review by certain regulatory authorities may be subject to restrictions on investment in certain classes of Offered Securities. Any financial institution which is subject to the jurisdiction of the Comptroller of the Currency, the Board of Governors of the Federal Reserve System, the Federal Deposit Insurance Corporation ("FDIC"), the Office of Thrift Supervision ("OTS"), the NCUA or other federal or state agencies with similar authority should review any applicable rules, guidelines and regulations prior to purchasing any Offered Security. The Federal Financial Institutions Examination Council, for example, has issued a Supervisory Policy Statement on Securities Activities effective February 10, 1992 (the "Policy Statement") setting forth guidelines for and significant restrictions on investments in "high-risk mortgage securities." The Policy Statement has been adopted by the Comptroller of the Currency, the Federal Reserve Board, the FDIC, the OTS and the NCUA (with certain modifications), with respect to the depository institutions that they regulate. The Policy Statement generally indicates that a mortgage derivative product will be deemed to be high risk if it exhibits greater price volatility than a standard fixed rate thirty-year mortgage security. According to the Policy Statement, prior to purchase, a depository institution will be required to determine whether a mortgage derivative product that it is considering acquiring is high-risk, and if so that the proposed acquisition would reduce the institution's overall interest rate risk. Reliance on analysis and documentation obtained from a securities dealer or other outside party without internal analysis by the institution would be unacceptable. There can be no assurance that any classes of Offered Securities will not be treated as high-risk under the Policy Statement.

         The predecessor to the OTS issued a bulletin, entitled, "Mortgage Derivative Products and Mortgage Swaps", which is applicable to thrift institutions regulated by the OTS. The bulletin established guidelines for the investment by savings institutions in certain "high-risk" mortgage derivative securities and limitations on the use of such securities by insolvent, undercapitalized or otherwise "troubled" institutions. According to the bulletin, such "high-risk" mortgage derivative securities include securities having certain specified characteristics, which may include certain classes of Securities. In accordance with Section 402 of the Financial Institutions Reform, Recovery and Enhancement Act of 1989, the foregoing bulletin will remain in effect unless and until modified, terminated, set aside or superseded by the FDIC. Similar policy statements have been issued by regulators having jurisdiction over the types of depository institutions.

         In September 1993 the National Association of Insurance Commissioners released a draft model investment law (the "Model Law") which sets forth model investment guidelines for the insurance industry. Institutions subject to insurance regulatory authorities may be subject to restrictions on investment similar to those set forth in the Model Law and other restrictions.

         If specified in the related Prospectus Supplement, other classes of Offered Securities offered pursuant to this Prospectus will not constitute "mortgage related securities" under SMMEA. The appropriate characterization of this Offered Security under various legal investment restrictions, and thus the ability of investors subject to these restrictions to purchase such Offered Securities, may be subject to significant interpretive uncertainties.

         The Depositor will make no representations as to the proper characterization of the Offered Certificates for legal investment or financial institution regulatory purposes, or as to the ability of particular investors to purchase any Offered Certificates under applicable legal investment restrictions. The uncertainties described above (and any unfavorable future determinations concerning legal investment or financial institution regulatory characteristics of the Offered Securities) may adversely affect the liquidity of the Offered Securities.

         The foregoing does not take into consideration the applicability of statutes, rules, regulations, orders, guidelines or agreements generally governing investments made by a particular investor, including, but not limited to, "prudent investor" provisions, percentage-of-assets limits and provisions which may restrict or prohibit investment in securities which are not "interest bearing" or "income paying."

         There may be other restrictions on the ability of certain investors, including depository institutions, either to purchase Offered Securities or to purchase Offered Securities representing more than a specified percentage of the investor's assets. Accordingly, all investors whose investment activities are subject to legal investment laws and regulations, regulatory capital requirements or review by regulatory authorities should consult with their own legal advisors in determining whether and to what extent the Offered Securities of any class constitute legal investments or are subject to investment, capital or other restrictions.

                             PLAN OF DISTRIBUTION

         The Offered Securities offered hereby and by the Supplements to this Prospectus will be offered in series. The distribution of the Securities may be effected from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices to be determined at the time of sale or at the time of commitment therefor. If so specified in the related Prospectus Supplement, the Offered Securities will be distributed in a firm commitment underwriting, subject to the terms and conditions of the underwriting agreement, by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") acting as underwriter with other underwriters, if any, named therein. Merrill Lynch is an affiliate of the Depositor. In such event, the Prospectus Supplement may also specify that the underwriters will not be obligated to pay for any Offered Securities agreed to be purchased by purchasers pursuant to purchase agreements acceptable to the Depositor. In connection with the sale of Offered Certificates, underwriters may receive compensation from the Depositor or from purchasers of Offered Securities in the form of discounts, concessions or commissions. The Prospectus Supplement will describe any such compensation paid by the Depositor.

         Alternatively, the Prospectus Supplement may specify that Offered Securities will be distributed by Merrill Lynch and/or any other person or persons named therein acting as agent or in some cases as principal with respect to Offered Securities that it has previously purchased or agreed to purchase. If Merrill Lynch or such persons act as agents in the sale of Offered Securities, they will receive a selling commission with respect to such Offered Securities, depending on market conditions, expressed as a percentage of the aggregate principal balance or notional amount of such Offered Securities as of the Cut-off Date. The exact percentage for each series of Securities will be disclosed in the related Prospectus Supplement. To the extent that Merrill Lynch or such persons elect to purchase Offered Securities as principal, they may realize losses or profits based upon the difference between its purchase price and the sales price. The Prospectus Supplement with respect to any series offered other than through underwriters will contain information regarding the nature of such offering and any agreements to be entered into between the Depositor and purchasers of Offered Securities of such series.

         This Prospectus may be used, to the extent required, by Merrill Lynch or any other Underwriter in connection with offers and sales related to market making transactions.

         The Depositor will indemnify Merrill Lynch and any underwriters against certain civil liabilities, including liabilities under the Securities Act of 1933, or will contribute to payments Merrill Lynch and any underwriters may be required to make in respect thereof.

         In the ordinary course of business, Merrill Lynch and its affiliates may engage in various securities and financing transactions, including repurchase agreements to provide interim financing of the Depositor's or Asset Seller's Assets pending the sale of such Assets or interests therein, including the Securities.

         As to each series of Securities, only those classes rated in an investment grade rating category by any Rating Agency will be offered hereby. Any non-investment-grade class may be initially retained by the Depositor or Asset Seller, and may be sold by the Depositor or Asset Seller at any time.

         Upon receipt of a request by an investor who has received an electronic Prospectus Supplement and Prospectus from the Underwriter or a request by such investor's representative within the period during which there is an obligation to deliver a Prospectus Supplement and Prospectus, the Depositor or the Underwriter will promptly deliver, or cause to be delivered, without charge, a paper copy of the Prospectus Supplement and Prospectus.

                                 LEGAL MATTERS

         Certain legal matters in connection with the Securities, including certain federal income tax consequences, will be passed upon for the Depositor by Brown & Wood LLP, New York, New York. Certain matters with respect to Delaware law will be passed upon for the Depositor by Richards, Layton & Finger, P.A., Wilmington, Delaware.

                             FINANCIAL INFORMATION

         A new Trust Fund will be formed with respect to each series of Securities and no Trust Fund will engage in any business activities or have any assets or obligations prior to the issuance of the related series of Securities. Accordingly, no financial statements with respect to any Trust Fund will be included in this Prospectus or in the related Prospectus Supplement.

               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

         This Prospectus incorporates by reference all documents and reports filed on behalf of the Depositor with respect to a Trust Fund pursuant to
Section 13(a), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, prior to the termination of the offering the related Securities. Upon request by any person to whom this prospectus is delivered in connection with the offering of one or more Classes of Offered Securities, the Depositor will provide or cause to be provided without charge a copy of any of the documents and/or reports incorporated herein by reference, in each case to the extent the documents or reports relate to such Classes of Offered Securities, other than the exhibits to such documents (unless those exhibits are specifically incorporated by reference in such documents). Requests to the Depositor should be directed in writing to: Merrill Lynch Mortgage Investors, Inc., 250 Vesey Street, World Financial Center-North Tower, 10th Floor, New York, New York 10281-1310, Attention: Secretary, telephone number (212) 449-0357. The Depositor has determined that its financial statements are not material to the offering of any Offered Securities.

         Investors may read and copy the documents and/or reports incorporated herein by reference at the Public Reference Room of the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Investors may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov containing reports, proxy and information statements and other information regarding issuers, including each Trust Fund, that file electronically with the SEC.

                                    RATING

         It is a condition to the issuance of any class of Offered Securities that they shall have been rated not lower than investment grade, that is, in one of the four highest rating categories, by a Rating Agency.

         Ratings on asset backed securities address the likelihood of receipt by securityholders of all distributions on the underlying assets. These ratings address the structural, legal and issuer-related aspects associated with such certificates, the nature of the underlying assets and the credit quality of the guarantor, if any. Ratings on asset backed securities do not represent any assessment of the likelihood of principal prepayments by borrowers or of the degree by which such prepayments might differ from those originally anticipated. As a result, securityholders might suffer a lower than anticipated yield, and, in addition, holders of stripped interest certificates in extreme cases might fail to recoup their initial investments.

         A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating organization. Each security rating should be evaluated independently of any other security rating.

                        INDEX OF PRINCIPAL DEFINITIONS

                                                             PAGE(S) ON WHICH
                                                             TERM IS DEFINED
TERMS                                                        IN THE PROSPECTUS

1986 Act...........................................             70, 74
Accrual Securities.................................              9, 27
Accrued Security Interest..........................                 29
adjusted issue price...............................             71, 83
Agreement..........................................                 36
Agreements.........................................                  9
Amortizable Bond Premium Regulations...............                 67
an accrual period..................................                 76
Applicable Amount..................................                 83
ARM Loans..........................................             20, 70
Asset Seller.......................................                 19
Assets.............................................           1, 6, 18
Available Distribution Amount......................                 28
Balloon Mortgage Loans.............................                 17
benefit plan investors.............................                100
Book-Entry Securities..............................                 28
Buydown Mortgage Loans.............................                 26
Buydown Period.....................................                 26
capital asset......................................             72, 79
Cash Flow Agreement................................              8, 22
Cash Flow Agreements...............................                  1
Cede...............................................              3, 33
CEDEL..............................................                 34
CEDEL Participants.................................                 34
Certificateholder..................................                 95
Certificates.......................................          1, 6, 101
clearing agency....................................                 33
clearing corporation...............................             33, 38
Closing Date.......................................                 74
Code...............................................                 11
Collection Account.................................                 40
Commission.........................................                  3
Contributions Tax..................................                 84
Cooperative........................................             35, 56
Cooperative Loans..................................                 56
Cooperatives.......................................                 19
Covered Trust......................................             16, 53
CPR................................................                 25
Credit Support.....................................           1, 8, 22
Crime Control Act..................................                 64
Cut-off Date.......................................                 10
daily accruals.....................................                 83
Daily portions.....................................             71, 75
Deferred Interest..................................                 71
Definitive Securities..............................             28, 36
Depositor..........................................              6, 19
Determination Date.................................                 28
disqualified organization..........................                 86
Distribution Date..................................                 10
DTC................................................              3, 33
Due Period.........................................                 28
Eligible Corporations..............................                 97
equity of redemption...............................                 59
ERISA..............................................             12, 99
Euroclear..........................................                 34
Euroclear operator.................................                 34
Euroclear Participants.............................                 34
Events of Default..................................                 49
Evidences of indebtedness..........................     72, 73, 79, 84
Excess inclusion...................................                 83
excess inclusions..................................                 86
excess servicing...................................                 69
Exchange Act.......................................                  4
Exemption..........................................                100
FASIT Qualification Test...........................                 96
FDIC...............................................            40, 102
Federal long-term rate.............................                 83
FHLMC..............................................                 47
foreign person.....................................             87, 89
Government Securities..............................   1, 7, 19, 73, 98
Grantor Trust Certificates.........................                 11
High-Yield Interest................................                 97
Home Equity Loans..................................              7, 20
Home Improvement Contracts.........................              7, 20
Indenture..........................................             27, 36
Indenture Trustee..................................                 36
Indirect Participants..............................                 34
Insurance Proceeds.................................                 40
L/C Bank...........................................                 54
Labor..............................................                100
Legislative History................................                 70
Liquidation Proceeds...............................                 40
Loan-to-Value Ratio................................                 19
Mark-to-Market Regulations.........................                 82
Master REMIC.......................................                 73
Master Servicer....................................                  6
MBS................................................           1, 6, 18
MBS Agreement......................................                 21
MBS Issuer.........................................                 21
MBS Servicer.......................................                 21
MBS Trustee........................................                 21
Merrill Lynch......................................                103
Model Law..........................................                103
Mortgage Assets....................................              1, 19
Mortgage Loan Group................................              9, 27
Mortgage Loans.....................................           1, 6, 18
Mortgage Notes.....................................                 19
Mortgage Rate......................................              7, 20
Mortgage related securities........................            101-103
Mortgages..........................................             19, 56
mortgagor..........................................                 56
NCUA...............................................                102
new partnership....................................                 91
New Regulations....................................     72, 81, 93, 96
Nonrecoverable Advance.............................                 31
Notes..............................................               1, 6
Offered Securities.................................                  1
OID................................................             65, 67
OID Regulations....................................                 67
Old partnership....................................                 91
Originator.........................................                 19
OTS................................................                102
Ownership interests................................                 96
Participants.......................................             33, 35
Parties in interest................................                 99
pass-through entity................................                 86
pass-through interest holder.......................                 83
pass-through interest holders......................                 80
Pass-Through Rate..................................              9, 29
passive losses.....................................                 81
Payment Lag Certificates...........................                 79
Permitted Investments..............................                 40
phantom income.....................................                 81
plan assets........................................                101
Plans..............................................                 99
Policy Statement...................................                102
Pooling and Servicing Agreement....................                 36
portfolio income...................................                 81
portfolio interest.................................         85, 89, 93
Pre-Funded Amount..................................              8, 22
pre-issuance accrued interest......................                 79
prepayment.........................................                 24
Prepayment Assumption..............................                 70
Prohibited Transactions............................             84, 99
Prohibited Transactions Tax........................                 84
PTCE 83-1..........................................                101
Purchase Price.....................................                 39
qualified mortgage.................................                 73
qualified stated interest..........................             74, 88
Rating Agency......................................                 13
real estate assets................................. 11, 69, 73, 74, 98
Record Date........................................                 28
Refinance Loans....................................                 19
Regular interests..................................             11, 96
Related Proceeds...................................                 31
Relief Act.........................................                 64
REMIC..............................................                 11
REMIC Certificates.................................                 73
REMIC Regular Certificateholders...................                 74
REMIC Regular Certificates.........................             11, 73
REMIC Regulations..................................                 65
REMIC Residual Certificateholder...................                 80
REMIC Residual Certificates........................             11, 73
Restricted Group...................................                101
Retained Interest..................................                 47
RICO...............................................                 64
Securities.........................................               1, 6
Securities Act.....................................                  3
Security...........................................                 37
Security Balance...................................              9, 30
Security Owners....................................                 34
Securityholder.....................................                 34
Securityholders....................................              3, 18
senior lien........................................                 16
Senior Securities..................................              9, 27
Servicing Agreement................................                 36
Servicing Standard.................................                 43
Short-Term Note....................................                 88
Single Family Mortgage Loan........................                 19
Single Family Properties...........................                  6
Single Family Property.............................                 19
single family residences...........................                 73
single-class REMIC.................................                 80
SMMEA..............................................            13, 101
SMMEA Securities...................................                101
SPA................................................                 25
Stripped ARM Obligations...........................                 71
Stripped Bond Certificates.........................                 68
stripped bonds.....................................             66, 68
Stripped Coupon Certificates.......................                 68
stripped coupons...................................             66, 68
Stripped Interest Securities.......................              9, 27
Stripped Principal Securities......................              9, 27
Sub-Servicer.......................................                 43
Sub-Servicing Agreement............................                 43
Subordinate Securities.............................              9, 27
Subsequent Assets..................................              8, 22
Subsidiary REMIC...................................                 73
Super-Premium Certificates.........................                 75
tax avoidance potential............................                 87
Tax Counsel........................................                 93
taxable mortgage pool..............................             84, 94
Terms and Conditions...............................                 35
Title V............................................                 63
Title VIII.........................................                 64
Trust Agreement....................................                 36
Trust Assets.......................................                  3
Trust Fund.........................................               1, 6
Trustee............................................                  6
U.S. Person........................................             65, 87
UCC................................................                 33
Underlying MBS.....................................                 19
Underlying Mortgage Loans..........................                 19
Value..............................................                 19
Voting Rights......................................                 49
Warranting Party...................................                 38
Whole Loans........................................                 19


                                    PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.  Other Expenses of Issuance and Distribution.

         The following table sets forth the estimated expenses in connection with the offering of the Securities being registered under this Registration Statement, other than underwriting discounts and commissions:

SEC Registration Fee                                 $278,000
Printing and Engraving                               $ 60,000
Legal Fees and Expenses                              $200,000
Trustee Fees and Expenses                            $ 20,000
Blue Sky Fees and Expenses                           $ 10,000
Rating Agency Fees                                   $200,000
Miscellaneous                                        $ 15,000

Total                                                $783,000



-----------------------
* All amounts, except the SEC Registration Fee, are estimates of aggregate expenses incurred or to be incurred in connection with the issuance and distribution of Securities in an aggregate principal amount assumed for these purposes to be equal to $1,000,000 of Securities registered hereby.

Item 15.  Indemnification of Directors and Officers.

         The Registrant's By-Laws provide for indemnification of directors and officers of the Registrant to the full extent permitted by Delaware law.

         Section 145 of the Delaware General Corporation Law provides, in substance, that Delaware corporations shall have the power, under specified circumstances, to indemnify their directors, officers, employees and agents in connection with actions, suits or proceedings brought against them by a third party or in the right of the corporation, by reason of the fact that they were or are such directors, officers, employees or agents, against expenses incurred in any such action, suit or proceeding. The Delaware General Corporation Law also provides that the Registrant may purchase insurance on behalf of any such director, officer, employee or agent.

Item 16.  Exhibits.

1.1 Form of Underwriting Agreement (filed as exhibit 1.1 to Registration Statement on Form S-3 (file no. 333-24327) and incorporated herein by reference).

3.1 Certificate of Incorporation of Merrill Lynch Mortgage Investors, Inc., as amended (filed as exhibit 1.1 to Registration Statement on Form S-3 (file no. 333-24327) and incorporated herein by reference).

3.2 By-laws of Merrill Lynch Mortgage Investors, Inc. as currently in effect (filed as exhibit 3.2 to Registration Statement on Form S-3 (No. 333-07569) and incorporated herein by reference).

4.1 Form of Pooling and Servicing Agreement (including form of Certificate as an exhibit thereto) (filed as exhibit 4.1 to Registration Statement on Form S-3 (No. 333-07569) and incorporated herein by reference).

4.2 Form of Pooling and Servicing Agreement (Contracts) (including form of Certificate as an exhibit thereto) (filed as exhibit 4.2 to Registration Statement on Form S-3 (No. 333-07569) and incorporated herein by reference).

4.3 Form of Trust Agreement (including form of Certificate as an exhibit thereto) (filed as exhibit 4.3 to Registration Statement on Form S-3 (No. 333-07569) and incorporated herein by reference).

4.4 Form of Indenture (including form of Note as an exhibit thereto) (filed as exhibit 4.4 to Registration Statement on Form S-3 (no, 333-07569) and incorporated herein by reference).

4.5 Form of Pooling and Servicing Agreement (revolving home equity loans) (including form of Certificate as an exhibit thereto) (filed as exhibit
     4.5 to Registration Statement on Form S-3 (No. 333-24327) and incorporated by reference).

4.6  Form of Indenture (including form of Notes).

5.1 Opinion of Brown & Wood LLP as to legality of certain Certificates and Notes (including consent of such firm).

5.2 Opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware, as to legality of certain Certificates (including consent of such firm).*

8.1 Opinion of Brown & Wood LLP as to certain tax matters (including consent of such firm).

8.2  Opinion of Osler, Hoskin & Harcourt (including consent of such firm).*

23.1 Consent of Brown & Wood LLP (included in exhibits 5.1 and 8.1 hereof).

23.2 Consent of Richards, Layton & Finger, P.A., Wilmington, Delaware (included in exhibit 5.2).*

23.3 Consent of Osler, Hoskin & Harcourt (included in exhibit 8.2).*

24.1 Power of Attorney (included as page II-4 to original filing).

99.1 Form of Sale and Servicing Agreement(filed as exhibit 99.1 to Registration Statement on Form S-3 (No. 333-07569) and incorporated herein by reference).

99.2 Form of Mortgage Loan Purchase Agreement (filed as an exhibit 99.2 to the Registration Statement on Form S-3 (No. 333-07569)(and incorporated herein by reference).

99.3 Form of Mortgage Loan Purchase Agreement (revolving home equity loans)(filed as an exhibit 99.3 to the Registration Statement on Form S-3 (No. 333-24327) (and incorporated herein by reference).


* To be filed by Amendment.

Item 17.  Undertakings.

         The undersigned registrant hereby undertakes:

      (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

          (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

          (ii) To reflect in the Prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

         (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

      (2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

         The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, as amended, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934, as amended), that is incorporated by reference in the registration statement shall be deemed a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

      Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 23rd day of June, 1999.

                                  Merrill Lynch Mortgage Investors, Inc.


                                  By:  /s/ Michael M. McGovern
                                  ---------------------------------------
                                  Name:  Michael M. McGovern
                                  Title:  Secretary


                               POWER OF ATTORNEY

      KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Michael M. McGovern his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities indicated and on this 23rd day of June, 1999.

                       Signature                                                     Title

                                                                     President and Chairman of the Board of
               /s/ Jeffrey W. Kronthal                               Directors (Chief Executive Officer)
         ----------------------------------
                 (Jeffrey W. Kronthal)

                                                                     Treasurer (Principal Financial Officer and
               /s/ Michael J. Normile                                Principal Accounting Officer) and Director
         ----------------------------------
                 (Michael J. Normile)

                                                                     Director
              /s/ Donald J. Puglisi
          ---------------------------------
                  (Donald J. Puglisi)

                                                                     Director
               /s/ Michael M. McGovern
          ---------------------------------
                 (Michael M. McGovern)



                                                  Registration No. 333-_____








                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                             ---------------------
                                   FORM S-3
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933


                             ---------------------


                    MERRILL LYNCH MORTGAGE INVESTORS, INC.
      (Exact name of registrant as specified in its governing instrument)

                             ---------------------


                                EXHIBIT VOLUME



                                 EXHIBIT INDEX

Exhibit                     Description                                            Page
1.1  Form of Underwriting Agreement (filed as exhibit 1.1 to Registration
     Statement on Form S-3 (file no. 333-24327) and incorporated herein by reference).

3.1 Certificate of Incorporation of Merrill Lynch Mortgage Investors, Inc., as amended (filed as exhibit 1.1 to Registration Statement on Form S-3
     (file no. 333-24327) and incorporated herein by reference).

3.2  By-laws of Merrill Lynch Mortgage Investors, Inc. as currently in effect
     (filed as exhibit 3.2 to Registration Statement on Form S-3 (No.
     333-07569) and incorporated herein by reference).

4.1 Form of Pooling and Servicing Agreement (including form of Certificate as an exhibit thereto) (filed as exhibit 4.1 to Registration Statement on Form S-3 (No. 333-07569) and incorporated herein by reference).

4.2  Form of Pooling and Servicing Agreement (Contracts) (including form of
     Certificate as an exhibit thereto) (filed as exhibit 4.2 to Registration
     Statement on Form S-3 (No. 333-07569) and incorporated herein by reference).

4.3 Form of Trust Agreement (including form of Certificate as an exhibit thereto) (filed as exhibit 4.3 to Registration Statement on Form S-3 (No.
     333-07569) and incorporated herein by reference).

4.4 Form of Indenture (including form of Note as an exhibit thereto) (filed as exhibit 4.4 to Registration Statement on Form S-3 (no, 333-07569) and incorporated herein by reference).

4.5  Form of Pooling and Servicing Agreement (revolving home equity loans)
     (including form of Certificate as an exhibit thereto) (filed as exhibit
     4.5 to Registration Statement on Form S-3 (No. 333-24327) and incorporated by reference).

4.6  Form of Indenture (including form of Notes).

5.1 Opinion of Brown & Wood LLP as to legality of certain Certificates and Notes (including consent of such firm).

5.2 Opinion of Richards, Layton & Finger, P.A., Wilmington, Delaware, as to legality of certain Certificates (including consent of such firm).*

8.1 Opinion of Brown & Wood LLP as to certain tax matters (including consent of such firm).

8.2  Opinion of Osler, Hoskin & Harcourt (including consent of such firm).*

23.1 Consent of Brown & Wood LLP (included in exhibits 5.1 and 8.1 hereof).

23.2 Consent of Richards, Layton & Finger, P.A., Wilmington, Delaware
     (included in exhibit 5.2).*

23.3 Consent of Osler, Hoskin & Harcourt (included in exhibit 8.2).*

24.1 Power of Attorney (included as page II-4 to original filing).

99.1 Form of Sale and Servicing Agreement(filed as exhibit 99.1 to
     Registration Statement on Form S-3 (No. 333-07569) and incorporated herein by reference).

99.2 Form of Mortgage Loan Purchase Agreement (filed as an exhibit 99.2 to the
     Registration Statement on Form S-3 (No. 333-07569)(and incorporated herein by reference).

99.3 Form of Mortgage Loan Purchase Agreement (revolving home equity loans)(filed as an exhibit 99.3 to the Registration Statement on Form S-3
     (No. 333-24327) (and incorporated herein by reference).


* To be filed by Amendment.

                                                                   Exhibit 5.1

                                                     June 23, 1999

Merrill Lynch Mortgage Investors, Inc.
250 Vesey Street
World Financial Center
North Tower - 10th Floor
New York, New York  10281

         Re:      Merrill Lynch Mortgage Investors, Inc.
                  Registration Statement on Form S-3 (File No. 333-_____)

Ladies and Gentlemen:

         We have acted as counsel for you in connection with the Registration Statement on Form S-3 (File No. 333-_____) (the "Registration Statement"), filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), for the registration under the Act of $1,000,000 aggregate principal amount of Asset Backed Securities (the "Securities"). Each series of such Securities will be issued pursuant to (i) a separate pooling and servicing agreement (the "Pooling and Servicing Agreement"), among Merrill Lynch Mortgage Investors, Inc. (the "Registrant"), a trustee to be identified in the prospectus supplement for such series of Securities and a master servicer to be identified in the prospectus supplement for such series of Securities (the "Master Servicer"), (ii) a trust agreement (the "Trust Agreement") among a trustee named in the related prospectus supplement, the Registrant and another entity named in such prospectus supplement and/or (iii) an indenture (the "Indenture") between the trust formed pursuant to the Trust Agreement and the indenture trustee named in the related prospectus supplement.

         We have made such investigation of law as we deemed appropriate and have examined the proceedings heretofore taken and are familiar with the procedures proposed to be taken by the Registrant in connection with the authorization, issuance and sale of the Securities.

         Based on the foregoing, we are of the opinion that:

         (i) When each Pooling and Servicing Agreement and/or Indenture in respect of which we have participated as your counsel has been duly authorized by all necessary corporate action and has been duly executed and delivered, it will constitute a valid and binding obligation of the Registrant enforceable in accordance with its terms, subject to applicable bankruptcy, reorganization, insolvency and similar laws affecting creditors' rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law); and

         (ii) When the issuance, execution and delivery of the Securities issued pursuant to a Pooling and Servicing Agreement or an Indenture in respect of which we have participated as your counsel have been duly authorized by all necessary corporate action, and when such Securities have been duly executed and delivered and sold and paid for as described in the Registration Statement, such Securities will be legally and validly issued and the holders of such Securities will be entitled to the benefits provided by the Pooling and Servicing Agreement or the Indenture, as applicable, pursuant to which such Securities were issued.

         In rendering the foregoing opinions, we have assumed the accuracy and truthfulness of all public records regarding the Registrant and of all certifications, documents and other proceedings examined by us that have been executed or certified by officials of the Registrant acting within the scope of their official capacities and have not verified the accuracy or truthfulness thereof. We have also assumed the genuineness of the signatures appearing upon such public records, certifications, documents and proceedings. In addition, we have assumed that each such Pooling and Servicing Agreement and Indenture and the related Securities, as applicable, will be executed and delivered in substantially the form filed as exhibits to the Registration Statement with such changes acceptable to us, and that such Securities will be sold as described in the Registration Statement. We express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the federal laws of the United States of America.

         We hereby consent to the filing of this opinion as an exhibit to the Registration Statement and to the reference to this firm under the heading "Legal Matters" in the Prospectus forming a part of the Registration Statement, without implying or admitting that we are "experts" within the meaning of the Act or the rules and regulations of the Securities and Exchange Commission issued thereunder, with respect to any part of the Registration Statement, including this exhibit.

                                                     Very truly yours,

                                                     Brown & Wood LLP